UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04347
GMO Trust

(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA	02110

(Address of principal executive offices)	(Zip code)
J.B. Kittredge, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for service)
Registrant’s telephone number, including area code: 617-346-7646
Date of fiscal year end: 02/29/12
Date of reporting period: 05/31/11

TABLE OF CONTENTS

Item 1. Schedule of Investments
Item 2. Controls and Procedures
Item 3. Exhibits
SIGNATURES
Item 1. Schedule of Investments.
     The Schedules of Investments for each series of the registrant for the periods ended May 31, 2011 are filed herewith.

GMO Alpha Only Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares		Description	Value ($)

		MUTUAL FUNDS — 94.9%

		United States — 94.9%
		Affiliated Issuers
	23,750,246	GMO International Growth Equity Fund, Class IV	593,281,141
	24,890,049	GMO International Intrinsic Value Fund, Class IV	587,902,950
	35,868,507	GMO Quality Fund, Class VI	783,368,201
	32,444,884	GMO U.S. Core Equity Fund, Class VI	404,587,699
	7,200,755	GMO U.S. Treasury Fund	180,090,887

		TOTAL UNITED STATES	2,549,230,878

		TOTAL MUTUAL FUNDS (COST $2,236,478,596)	2,549,230,878

		INVESTMENT FUNDS — 2.0%

		United States — 2.0%
	1,105,441	Vanguard Emerging Markets ETF (a)	54,288,207

		TOTAL INVESTMENT FUNDS (COST $47,577,312)	54,288,207

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 0.6%

		Time Deposits — 0.6%
USD	1,053,270	DnB Nor Bank (Oslo) Time Deposit, 0.03%, due 06/01/11	1,053,270
USD	15,000,001	KBC Bank (Brussels) Time Deposit, 0.03%, due 06/01/11	15,000,001

		Total Time Deposits	16,053,271

		TOTAL SHORT-TERM INVESTMENTS (COST $16,053,271)	16,053,271

		TOTAL INVESTMENTS — 97.5% (COST $2,300,109,179)	2,619,572,356
		Other Assets and Liabilities (net) — 2.5%	68,444,111

		TOTAL NET ASSETS — 100.0%	$2,688,016,467

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Sales #
6/17/11	Bank of America, N.A.	AUD	13,587,705	$14,478,757	$(279,890)
6/17/11	Deutsche Bank AG	AUD	7,963,498	8,485,727	(178,524)
6/17/11	Royal Bank of Scotland PLC	AUD	6,042,541	6,438,797	(140,959)
6/17/11	State Street Bank and Trust and Company	AUD	3,672,959	3,913,823	(74,773)
6/17/11	Bank of America, N.A.	CHF	7,955,956	9,328,867	(414,131)
6/17/11	Bank of New York Mellon	CHF	8,487,181	9,951,762	(427,856)
6/17/11	Barclays Bank PLC	CHF	6,732,543	7,894,337	(357,205)
6/17/11	Brown Brothers Harriman & Co.	CHF	3,651,008	4,281,040	(192,794)
6/17/11	Bank of America, N.A.	DKK	4,098,504	790,946	2,700
6/17/11	Barclays Bank PLC	DKK	7,488,281	1,445,120	(147)
6/17/11	Morgan Stanley Capital Services Inc.	DKK	9,978,405	1,925,674	202
6/17/11	Bank of New York Mellon	EUR	15,361,417	22,099,006	98,180
6/17/11	Brown Brothers Harriman & Co.	EUR	12,207,051	17,561,121	60,368
6/17/11	JPMorgan Chase Bank, N.A.	EUR	17,493,283	25,165,919	16,205
6/17/11	Morgan Stanley Capital Services Inc.	EUR	13,589,161	19,549,430	15,428
6/17/11	Royal Bank of Scotland PLC	EUR	15,267,091	21,963,308	38,234
6/17/11	State Street Bank and Trust and Company	EUR	8,425,608	12,121,119	48,239
6/17/11	Bank of America, N.A.	GBP	3,912,372	6,434,579	(45,758)
6/17/11	Bank of New York Mellon	GBP	9,275,540	15,255,245	(87,047)
6/17/11	Brown Brothers Harriman & Co.	GBP	5,595,736	9,203,165	(62,362)
6/17/11	Deutsche Bank AG	GBP	10,068,865	16,560,007	(119,363)
6/17/11	JPMorgan Chase Bank, N.A.	GBP	8,204,184	13,493,213	(102,746)
6/17/11	Morgan Stanley Capital Services Inc.	GBP	10,610,256	17,450,419	(148,550)
6/17/11	State Street Bank and Trust and Company	GBP	2,064,344	3,395,174	(20,529)
6/17/11	Bank of New York Mellon	HKD	18,674,121	2,401,269	936
6/17/11	Brown Brothers Harriman & Co.	HKD	18,525,038	2,382,099	1,493
6/17/11	JPMorgan Chase Bank, N.A.	HKD	42,379,808	5,449,538	2,201
6/17/11	Bank of America, N.A.	JPY	1,418,000,072	17,397,396	(353,388)
6/17/11	Barclays Bank PLC	JPY	1,223,828,367	15,015,109	(301,655)
6/17/11	JPMorgan Chase Bank, N.A.	JPY	1,766,701,190	21,675,598	(434,392)
6/17/11	Royal Bank of Scotland PLC	JPY	120,067,207	1,473,101	(27,678)
6/17/11	State Street Bank and Trust and Company	JPY	1,698,138,783	20,834,408	(425,681)
6/17/11	Barclays Bank PLC	NOK	11,586,609	2,149,656	(32,104)

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
6/17/11	Morgan Stanley Capital Services Inc.	NOK	7,803,508	1,447,780	(19,168)
6/17/11	Brown Brothers Harriman & Co.	NZD	498,401	410,576	(17,178)
6/17/11	Bank of America, N.A.	SEK	10,393,249	1,682,715	(17,283)
6/17/11	Bank of New York Mellon	SEK	21,825,131	3,533,590	(35,304)
6/17/11	JPMorgan Chase Bank, N.A.	SEK	21,869,818	3,540,825	(50,073)
6/17/11	Morgan Stanley Capital Services Inc.	SEK	10,411,349	1,685,646	(28,773)
6/17/11	State Street Bank and Trust and Company	SEK	11,613,817	1,880,331	(17,829)
6/17/11	Bank of New York Mellon	SGD	3,561,598	2,887,755	(34,596)
6/17/11	Deutsche Bank AG	SGD	4,232,158	3,431,447	(44,366)

				$378,465,394	$(4,207,916)

#	Fund sells foreign currency; buys USD.

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Sales
106	Amesterdam IDX	June 2011	$10,697,642	$(5,791)
741	CAC 40	June 2011	42,673,510	(844,126)
138	DAX	June 2011	36,309,231	(3,612,916)
77	FTSE/MIB	June 2011	11,713,044	(135,382)
915	FTSE 100 Index	June 2011	89,941,362	(4,983,690)
75	Hang Seng	June 2011	11,360,222	(347,627)
98	IBEX 35	June 2011	14,815,918	(191,626)
121	MSCI Singapore	June 2011	7,230,019	(40,754)
739	OMXS 30	June 2011	13,848,573	101,714
4,805	Russell 2000 Mini	June 2011	407,367,900	(23,364,185)
449	S&P 400 E-Mini Index	June 2011	44,882,040	(1,753,751)
9,955	S&P 500 E-Mini Index	June 2011	668,926,225	(20,992,593)
285	SPI 200	June 2011	35,927,730	(731,840)
783	TOPIX	June 2011	80,863,424	8,947,403

			$1,476,556,840	$(47,955,164)

Swap Agreements
Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value
199,997,901	USD	5/9/2012	JP Morgan Chase Bank, N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA -0.60%	$1,272,773
124,881,524	USD	5/11/2012	BNP Paribas	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA -0.61%	479,669
40,768,636	USD	2/7/2012	Citibank N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA -0.50%	(936,942)
48,194,814	USD	1/27/2012	BNP Paribas	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA -0.54%	(1,700,873)
67,674,918	USD	3/21/2012	BNP Paribas	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA -0.60%	(6,107,823)
71,790,697	USD	3/12/2012	JP Morgan Chase Bank, N.A.	MSCI Daily Total Return EAFE	12 Month USD LIBOR BBA -.59%	(1,141,354)
34,844,229	USD	3/15/2012	Morgan Stanley Capital Services Inc.	MSCI Daily Total Return EAFE	12 Month USD LIBOR BBA -0.55%	(2,138,871)
223,466,132	USD	4/3/2012	Deutsche Bank AG	MSCI Daily Total Return EAFE	12 Month USD LIBOR BBA -0.65%	(6,915,242)

						$(17,188,663)

					Premiums to (Pay) Receive	$—

As of May 31, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Notes to Schedule of Investments:
BBA — British Banks Association
ETF — Exchange-Traded Fund
LIBOR — London Interbank Offered Rate
MSCI — Morgan Stanley Capital International
(a)	Represents an investment to obtain exposure in Emerging Markets. The Vanguard Emerging Markets ETF is a separate investment portfolio of Vanguard, Inc., a registered investment company. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk.
Currency Abbreviations:
AUD — Australian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$2,478,261,434	$141,310,922	$—	$141,310,922
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO International Growth Equity Fund, Class IV	$442,255,674	$174,596,300	$49,260,400	$—	$—	$593,281,141
GMO International Intrinsic Value Fund, Class IV	442,388,249	179,956,000	44,604,300	—	—	587,902,950
GMO Quality Fund, Class VI	580,359,319	207,440,587	38,424,200	3,479,786	—	783,368,201
GMO U.S. Core Equity Fund, Class VI	300,019,377	108,023,205	18,516,500	2,187,806	—	404,587,699
GMO U.S. Treasury Fund	95,036,569	340,024,297	255,000,000	24,297	—	180,090,887

Totals	$1,860,059,188	$1,010,040,389	$405,805,400	$5,691,889	$—	$2,549,230,878

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	44.4%
Futures Contracts	0.0%^
Swap Agreements	(0.6)%

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below.

^	Rounds to 0.0%.
See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Investment Funds
United States	$54,288,207	$—	$—	$54,288,207

TOTAL INVESTMENT FUNDS	54,288,207	—	—	54,288,207

Mutual Funds
United States	2,549,230,878	—	—	2,549,230,878

TOTAL MUTUAL FUNDS	2,549,230,878	—	—	2,549,230,878

Short-Term Investments	16,053,271	—	—	16,053,271

Total Investments	2,619,572,356	—	—	2,619,572,356

Derivatives*
Forward Currency Contracts
Foreign Currency risk	—	284,186	—	284,186
Futures Contracts
Equity risk	—	9,049,117	—	9,049,117
Swap Agreements
Equity risk	—	1,752,442	—	1,752,442

Total Derivatives	—	11,085,745	—	11,085,745

Total	$2,619,572,356	$11,085,745	$—	$2,630,658,101

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives*
Forward Currency Contracts
Foreign Currency risk	$—	$(4,492,102)	$—	$(4,492,102)
Futures Contracts
Equity risk	(46,110,529)	(10,893,752)	—	(57,004,281)
Swap Agreements
Equity risk	—	(18,941,105)	—	(18,941,105)

Total Derivatives	(46,110,529)	(34,326,959)	—	(80,437,488)

Total	$(46,110,529)	$(34,326,959)	$—	$(80,437,488)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

The aggregate net value of the Fund’s indirect investments in securities using Level 3 inputs was less than 0.1% of total net assets.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or the underlying fund were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk. This risk is particularly pronounced because the Fund uses various types of exchange-traded and over-the counter derivatives to attempt to implement its investment strategy.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. In addition, the value of the Fund’s shares will be adversely affected if the equity investments that are the subject of the Fund’s short positions appreciate in value.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent a Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will invest in underlying funds with higher fees or expenses.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening credit spreads on asset-backed securities.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives may cause the Fund’s portfolio to be leveraged. The Fund and some underlying funds are not limited in the extent to which they may use derivatives or in the absolute face value of their derivative positions. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
Other principal risks of an investment in the Fund include Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk —Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investment in companies with smaller market capitalizations); Short Sales Risk (risk that an underlying fund’s loss on a short sale of securities that the Fund does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2011, the Fund used forward currency contracts to hedge some or all of the currency exposure of the underlying Funds and assets in which the Fund invests, adjust against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used swap agreements to hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.
At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Value of Derivative Instruments as of May 21, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$284,186	$—	$—	$—	$284,186
Unrealized appreciation on futures contracts*	—	—	—	9,049,117	—	9,049,117
Unrealized appreciation on swap agreements	—	—	—	1,752,442	—	1,752,442

Total	$—	$284,186	$—	$10,801,559	$—	$11,085,745

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(4,492,102)	$—	$—	$—	$(4,492,102)
Unrealized depreciation on futures contracts*	—	—	—	(57,004,281)	—	(57,004,281)
Unrealized depreciation on swap agreements	—	—	—	(18,941,105)	—	(18,941,105)

Total	$—	$(4,492,102)	$—	$(75,945,386)	$—	$(80,437,488)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts), or notional amounts (swap agreements), outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements
Average amount outstanding	$442,209,266	$1,366,114,185	$587,866,140

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Par Value ($)		Description	Value ($)

		DEBT OBLIGATIONS — 93.8%

		U.S. Government — 93.8%
280,000,000		U.S. Treasury Note, 1.38%, due 05/15/13	285,042,800
400,000,000		U.S. Treasury Note, 1.13%, due 06/15/13 (a)	405,252,000
50,000,000		U.S. Treasury Strip Coupon, due 08/15/22	33,444,900

		Total U.S. Government	723,739,700

		TOTAL DEBT OBLIGATIONS (COST $719,596,369)	723,739,700

Shares		Description	Value ($)

		MUTUAL FUNDS — 5.4%

		Affiliated Issuers — 5.4%
1,661,860		GMO U.S. Treasury Fund	41,563,120

		TOTAL MUTUAL FUNDS (COST $41,563,118)	41,563,120

Notional Amount		Description	Value ($)

		OPTIONS PURCHASED — 0.4%

		Options on Interest Rate Swaps — 0.4%
300,000,000	USD	Swaption Call, Expires 12/01/11, Strike 1.00%, (OTC) (CP — Merrill Lynch Capital Services Inc.) (b)	1,172,400
250,000,000	USD	Swaption Call, Expires 01/25/12, Strike 0.90%, (OTC) (CP — Merrill Lynch Capital Services Inc.) (c)	819,000
250,000,000	USD	Swaption Call, Expires 05/21/12, Strike 0.77%, (OTC) (CP — Merrill Lynch Capital Services Inc.) (d)	463,500
250,000,000	USD	Swaption Call, Expires 05/20/13, Strike 0.77%, (OTC) (CP — Merrill Lynch Capital Serivces Inc.) (e)	246,000

		Total Options on Interest Rate Swaps	2,700,900

		TOTAL OPTIONS PURCHASED (COST $1,940,000)	2,700,900

Shares		Description	Value ($)

		SHORT-TERM INVESTMENTS — 0.1%

		Money Market Funds — 0.1%
832,192		State Street Institutional U.S. Government Money Market Fund-Institutional Class	832,192

		TOTAL SHORT-TERM INVESTMENTS (COST $832,192)	832,192

		TOTAL INVESTMENTS — 99.7% (Cost $763,931,679)	768,835,912

		Other Assets and Liabilities (net) — 0.3%	2,626,462

		TOTAL NET ASSETS — 100.0%	$771,462,374

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
8,500	Euro Dollar 90 Day	December 2011	$2,116,500,000	$4,761,105

Sales
4,060	Euro Dollar 90 Day	December 2012	$1,003,733,500	$(6,624,130)
650	Euro Dollar 90 Day	June 2012	161,460,000	(335,075)
4,440	Euro Dollar 90 Day	March 2012	1,104,561,000	(21,661,683)

			$2,269,754,500	$(28,620,888)

Reverse Repurchase Agreements

Average balance outstanding	$(25,872,335)
Average interest rate	0.30%
Maximum balance outstanding	$(51,381,250)
Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Written Options
A summary of open written option contracts for the Fund at May 31, 2011 is as follows:
Options on Interest Rate Swaps

					Description of underlying swap
	Notional		Expiration		Receive	Fixed	Variable
Description	Amount		Date	Counterparty	(Pay)#	Rate	Rate	Premiums	Market Value
Call — OTC 2 Year Interest Rate Swap	600,000,000	USD	12/01/2011	Merrill Lynch Capital Services Inc.	(Pay)	0.60%	3 Month LIBOR	$(360,000)	$(364,800)

Call — OTC 2 Year Interest Rate Swap	250,000,000	USD	5/21/2012	Merrill Lynch Capital Services Inc.	(Pay)	0.77%	3 Month LIBOR	$(193,750)	$(272,000)

								$(553,750)	$(636,800)

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
Swap Agreements
Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
190,000,000	USD	6/10/2016	Barclays Bank PLC	(Pay)	2.48%	3 month LIBOR	$(4,967,273)
105,000,000	USD	6/10/2021	Barclays Bank PLC	Receive	3.61%	3 month LIBOR	4,174,467
126,000,000	USD	6/10/2021	Deutsche Bank AG	Receive	3.62%	3 month LIBOR	5,120,773
62,000,000	USD	6/10/2041	Deutsche Bank AG	(Pay)	4.25%	3 month LIBOR	(3,011,480)
500,000,000	USD	7/15/2016	Morgan Stanley Capital Services Inc.	Receive	2.64%	3 month LIBOR	15,275,463
1,266,000,000	USD	7/15/2013	Morgan Stanley Capital Services Inc.	(Pay)	1.20%	3 month LIBOR	(11,871,025)
50,000,000	USD	8/15/2022	Barclays Bank PLC	(Pay)	0.00%	3 month LIBOR	(3,308,753)

							$1,412,172

					Premiums to (Pay) Receive		$—

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
As of May 31, 2011, for forward currency contracts, futures contracts, swap agreements, written options and reverse repurchase agreements, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

CP — Counterparty

LIBOR — London Interbank Offered Rate

OTC — Over-the-Counter

(a)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, swap contracts, forward currency contracts, and/or written options, if any.

(b)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 300,000,000 USD in which it will pay 3 month USD LIBOR and will receive 1.00%, maturing on December 5, 2013.

(c)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 250,000,000 USD in which it will pay 3 month USD LIBOR and will receive 0.90%, maturing on January 27, 2013.

(d)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 250,000,000 USD in which it will pay 3 month USD LIBOR and will receive 0.77%, maturing on May 23, 2013.

(e)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 250,000,000 USD in which it will pay 3 month USD LIBOR and will receive 0.77%, maturing on May 22, 2014.

Currency Abbreviations:

USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 763,910,477	$4,925,435	$—	$4,925,435
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$9,857,886	$109,154,589	$77,450,000	$4,589	$—	$41,563,120

Totals	$9,857,886	$109,154,589	$77,450,000	$4,589	$—	$41,563,120

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended May 31, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
U.S. Government	$690,294,800	$33,444,900	$—	$723,739,700

TOTAL DEBT OBLIGATIONS	690,294,800	33,444,900	—	723,739,700

Mutual Funds	41,563,120	—	—	41,563,120
Options Purchased	—	2,700,900	—	2,700,900
Short-Term Investments	832,192	—	—	832,192

Total Investments	732,690,112	36,145,800	—	768,835,912

Derivatives*
Futures Contracts
Interest Rate Risk	4,761,105	—	—	4,761,105
Swap Agreements
Interest Rate Risk	—	24,570,703	—	24,570,703

Total	$737,451,217	$60,716,503	$—	$798,167,720

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Written Options
Interest Rate Risk	$—	$(636,800)	$—	$(636,800)
Futures Contracts
Interest Rate Risk	(28,620,888)	—	—	(28,620,888)
Swap Agreements
Interest Rate Risk	—	(23,158,531)	—	(23,158,531)

Total	$(28,620,888)	$(23,795,331)	$—	$(52,416,219)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*      Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes .

For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.

The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.

The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity.

The Fund had no inflation-indexed bonds outstanding at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it may invest up to 100% of its assets in below investment grade bonds. Junk bonds have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade bonds. In addition, to the extent that the Fund uses OTC derivatives, including swap contracts with longer-term maturities, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. The Fund is not limited in the extent to which it uses derivatives. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities, which may adversely affect the value of the Fund’s foreign investments, with the Fund’s investments in emerging countries subject to this risk to a greater extent); Currency Risk (risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies); Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in-kind); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2011, the Fund used purchased option contracts to adjust interest rate exposure, Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended May 31, 2011, the Fund used written option contracts to adjust interest rate exposure. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number of
	Amount of	of Futures		Amount of	Futures
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	$—	—	$—	$(600,000,000)	(500)	$(396,500)
Options written	—	—	—	(250,000,000)	—	(193,750)
Options bought back	—	—	—	—	500	36,500
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	$—	—	$-	$(850,000,000)	—	$(553,750)

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used swap agreements to adjust interest rate exposure. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
Fair Value of Derivative Instruments as of May 31, 2011:	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options, rights and warrants)	$2,700,900	$—	$—	$—	$—	$2,700,900
Unrealized appreciation on futures contracts*	4,761,105	—	—	—	—	4,761,105
Unrealized appreciation on swap agreements	24,570,703	—	—	—	—	24,570,703

Total	$32,032,708	$—	$—	$—	$—	$32,032,708

Liabilities:
Written options outstanding	$(636,800)	$—	$—	$—	$—	$(636,800)
Unrealized depreciation on futures contracts*	(28,620,888)	—	—	—	—	(28,620,888)
Unrealized depreciation on swap agreements	(23,158,531)	—	—	—	—	(23,158,531)

Total	$(52,416,219)	$—	$—	$—	$—	$(52,416,219)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (futures contracts), principal amounts (options), or notional amounts (swap agreements), outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Futures	Swap
	Contracts	Agreements	Options
Average amount outstanding	$4,333,138,875	$2,299,000,000	$1,401,666,667

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Par Value ($) /
Shares	Description	Value ($)

	DEBT OBLIGATIONS — 32.0%

	U.S. Government — 32.0%
7,926,552	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(a)(b)(c)	8,172,402

	TOTAL DEBT OBLIGATIONS (COST $8,150,260)	8,172,402

	MUTUAL FUNDS — 48.8%

	Affiliated Issuers — 48.8%
791,020	GMO Short-Duration Collateral Fund	7,087,542
214,555	GMO U.S. Treasury Fund	5,366,020

	TOTAL MUTUAL FUNDS (COST $13,402,992)	12,453,562

	SHORT-TERM INVESTMENTS — 17.4%

	Money Market Funds — 1.3%
324,378	SSgA USD Liquidity Fund-Class I Stable NAV Shares(a)(d)	324,378
5,976	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	5,976

	Total Money Market Funds	330,354

	U.S. Government — 16.1%
4,100,000	U.S. Treasury Bill, 0.15%, due 04/05/12(a)(e)	4,094,904

	TOTAL SHORT-TERM INVESTMENTS (COST $4,422,330)	4,425,258

	TOTAL INVESTMENTS — 98.2% (Cost $25,975,582)	25,051,222

	Other Assets and Liabilities (net) — 1.8%	469,308

	TOTAL NET ASSETS — 100.0%	$25,520,530

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Futures Contracts(a)

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
4	Gasoline RBOB	June 2011	$512,450	$2,139
3	Heating Oil	June 2011	384,678	12,172
8	Sugar 11	June 2011	207,693	(173)
2	Cocoa	July 2011	59,980	(2,100)
3	Coffee	July 2011	297,675	811
1	Copper High Grade	July 2011	104,438	(3,167)
8	Corn	July 2011	299,000	3,854
3	Cotton No. 2	July 2011	238,005	9,136
8	Soybean	July 2011	550,400	13,366
8	Soybean Meal	July 2011	284,240	5,806
9	Soybean Oil	July 2011	315,846	3,148
4	Gold 100 OZ	August 2011	614,720	5,183

			$3,869,125	$50,175

Sales
6	Natural Gas	June 2011	$279,960	$(20,004)
12	Lean Hogs	July 2011	431,640	1,235
5	Wheat	July 2011	195,563	(1,346)
24	Live Cattle	August 2011	1,011,600	189

			$1,918,763	$(19,926)

Swap Agreements(a)
Total Return Swaps

Notional	Expiration				Market
Amount	Date	Counterparty	Fund Pays	Fund Receives	Value
12,183,818 USD	7/14/2011	Barclays Bank PLC	1 Month T-Bill + 0.23%	Return on DJ-UBS Commodity Index(b)	$558,892

				Premiums to (Pay) Receive	$—

As of May 31, 2011, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

RBOB — Reformulated Blendstock for Oxygenated Blending

(a)	All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap agreements, forward currency contracts, and/or written options, if any.

(d)	Fund is domiciled in Ireland.

(e)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$32,809,202	$—	$(7,757,980)	$(7,757,980)
Investments in Affiliated Issuers
In addition to its consolidated subsidiary, the Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Short-Duration Collateral Fund	$8,210,791	—	$—	$7,758	$—	$1,133,077	$7,087,542
GMO U.S. Treasury Fund	5,481,937	1,137,136	1,255,000	1,133	—	—	5,366,020

Totals	$13,692,728	$1,137,136	$1,255,000	$8,891	$—	$1,133,077	$12,453,562

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through May 31, 2011. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Principles of consolidation
The accompanying consolidated schedule of investments includes the accounts (and the related notes where appropriate) of GMO Alternative Asset Opportunity Fund and its wholly owned investment in GMO Alternative Asset SPC Ltd., a Bermuda Corporation. The consolidated schedule of investments includes 100% of the assets and liabilities of GMO Alternative Asset SPC Ltd.
Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.7% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. During the period ended May 31, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 3.0% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations	$—	$8,172,402	$—	$8,172,402
Mutual Funds	12,453,562	—	—	12,453,562
Short-Term Investments	4,425,258	—	—	4,425,258

Total Investments	16,878,820	8,172,402	—	25,051,222

Derivatives*
Futures Contracts
Commodity contract risk	57,039	—	—	57,039
Swap Agreements
Commodity contract risk	—	558,892	—	558,892

Total	$16,935,859	$8,731,294	$—	$25,667,153

LIABILITY VALUATION INPUTS

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Futures Contracts
Commodity contract risk	$(26,790)	$—	$—	$(26,790)

Total	$(26,790)	$—	$—	$(26,790)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities and derivative financial instruments using Level 3 inputs were 18.7% and (0.1%) of total net assets, respectively.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Loan agreements
The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. The Fund had no loan agreements outstanding at the end of the period.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of the investments of the Fund’s wholly owned subsidiary, GMO Alternative Asset SPC Ltd. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Commodities Risk — Because of the Fund’s indirect exposure to the global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. Credit risk is particularly pronounced for below investment grade securities. In addition, to the extent that the Fund uses over-the-counter derivatives, including swap contracts with longer term maturities, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. This risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. The Fund is not limited in the extent to which it uses derivatives. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Management and Operational Risk — The Fund runs the risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations.

• Market Disruption and Geopolitical Risk — Geopolitical events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from the Fund’s focus on investments in commodities and in industries with high positive correlations to one another); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to adjust exposure to certain markets and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used swap agreements to adjust exposure to certain markets. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Commodity
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$—	$—	$—	$—	$57,039	$57,039
Unrealized appreciation on swap agreements	—	—	—	—	558,892	558,892

Total	$—	$—	$—	$—	$615,931	$615,931

Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$—	$(26,790)	$(26,790)

Total	$—	$—	$—	$—	$(26,790)	$(26,790)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (futures contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Futures	Swap
	Contracts	Agreements
Average amount outstanding	$4,790,956	$12,566,372

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares / Par Value
($)	Description	Value ($)

	MUTUAL FUNDS — 99.8%

	Affiliated Issuers — 99.8%
33,194,182	GMO Alpha Only Fund, Class IV	799,979,793
765,652	GMO Alternative Asset Opportunity Fund	24,898,988
11,919,772	GMO Asset Allocation Bond Fund, Class VI	306,099,745
10,764,639	GMO Currency Hedged International Equity Fund, Class III	258,458,989
6,425,182	GMO Emerging Country Debt Fund, Class IV	61,553,241
22,122,510	GMO Emerging Markets Fund, Class VI	338,031,960
8,197,208	GMO Flexible Equities Fund, Class VI	151,238,483
39,360,127	GMO Quality Fund, Class VI	859,625,168
5,715,374	GMO Special Situations Fund, Class VI	156,772,704
29,048,010	GMO Strategic Fixed Income Fund, Class VI	460,120,482
971,969	GMO World Opportunity Overlay Fund	22,151,178

	TOTAL MUTUAL FUNDS (COST $3,267,042,312)	3,438,930,731

	DEBT OBLIGATIONS — 0.2%

	Asset-Backed Securities — 0.2%

	CMBS Collateralized Debt Obligations — 0.0%
1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.06%, due 11/23/52	15,994
953,180	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.66%, due 06/28/19	922,402

	Total CMBS Collateralized Debt Obligations	938,396

	Insured Other — 0.0%
2,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	229,300

	Insured Residential Asset-Backed Securities (United States) ^ — 0.0%
230,335	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + ..22%, 0.41%, due 11/25/35	170,448

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
191,492	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + ..33%, 0.52%, due 01/25/35	130,214
59,969	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.76%, due 08/15/30	37,455

	Total Insured Residential Mortgage-Backed Securities (United States)	167,669

	Residential Asset-Backed Securities (United States) ^ — 0.2%
22,146	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.33%, due 02/25/36	5,080
534,461	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.26%, due 11/25/36	315,332
522,646	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.34%, due 07/25/36	224,738
1,200,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.34%, due 10/25/36	818,640
823,768	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.19%, due 05/28/39	313,032
524,216	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.49%, due 05/28/39	188,718
191,157	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.31%, due 02/25/37	186,379
913,606	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.35%, due 06/25/36	845,085
137,580	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.27%, due 03/25/37	135,860
114,994	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.49%, due 04/25/34	90,647

664,336	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.35%, due 04/25/36	456,731
100,294	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.29%, due 08/25/36	46,700
666,929	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.49%, due 01/20/35	608,989
499,345	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.34%, due 03/25/36	279,633
2,226,813	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.34%, due 08/25/36	784,952
729,602	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.35%, due 03/25/36	90,653
171,765	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.31%, due 02/25/37	94,471
447,519	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.29%, due 04/25/37	416,193

	Total Residential Asset-Backed Securities (United States)	5,901,833

	Residential Mortgage-Backed Securities (United States) — 0.0%
94,845	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.49%, due 08/25/35	63,072

	Total Asset-Backed Securities	7,470,718

	U.S. Government Agency — 0.0%
25,225	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.50%, due 10/01/12(a)	25,016
35,247	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.15%, due 10/01/11(a)	35,077
66,667	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.15%, due 01/01/12(a)	66,344

	Total U.S. Government Agency	126,437

	TOTAL DEBT OBLIGATIONS (COST $8,067,426)	7,597,155

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
94,908	State Street Institutional U.S. Government Money Market Fund-Institutional Class	94,908

	TOTAL SHORT-TERM INVESTMENTS (COST $94,908)	94,908

	TOTAL INVESTMENTS — 100.0% (Cost $3,275,204,646)	3,446,622,794
	Other Assets and Liabilities (net) — 0.00%	633,783

	TOTAL NET ASSETS — 100.0%	$3,447,256,577

Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
C.A.B.E.I. — Central American Bank for Economic Integration
CDO — Collateralized Debt Obligation
CMBS — Commercial Mortgage Backed Security
FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
LIBOR — London Interbank Offered Rate
MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.
The rates shown on variable rate notes are the current interest rates at May 31, 2011, which are subject to change based on the terms of the security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

^	These securities are primarily backed by subprime mortgages.
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$3,352,614,556	$166,505,338	$(72,497,100)	$94,008,238
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Alpha Only Fund, Class IV	$599,996,684	$182,738,076	$278,362	$—	$—	$799,979,793
GMO Alternative Asset Opportunity Fund	24,921,958	—	—	—	—	24,898,988
GMO Asset Allocation Bond Fund, Class VI	244,450,911	57,419,418	3,572,870	—	—	306,099,745
GMO Currency Hedged International Equity Fund, Class III	363,301,368	21,461,089	124,392,477	—	—	258,458,989
GMO Emerging Country Debt Fund, Class IV	54,942,811	3,549,691	—	—	—	61,553,241
GMO Emerging Markets Fund, Class VI	340,226,922	22,516,502	44,109,047	—	—	338,031,960
GMO Flexible Equities Fund, Class VI	72,002,968	80,725,648	—	—	—	151,238,483
GMO Quality Fund, Class VI	851,695,924	63,497,471	97,684,411	4,831,952	—	859,625,168
GMO Special Situations Fund, Class VI	148,674,177	9,442,288	—	—	—	156,772,704
GMO Strategic Fixed Income Fund, Class VI	417,114,334	29,826,617	—	—	—	460,120,482
GMO World Opportunity Overlay Fund	22,044,262	—	—	—	—	22,151,178

Totals	$3,139,372,319	$471,176,800	$270,037,167	$4,831,952	$—	$3,438,930,731

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the Fund and the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.7% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	31.4%
Futures Contracts	0.0%^
Swap Agreements	(0.2)%

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below or in the disclosures in the underlying funds.

^	Rounds to 0.0%.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 1.1% of the net assets of the Fund.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using indicative quotes received from primary pricing sources. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR Rate.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$3,438,930,731	$—	$—	$3,438,930,731
Debt Obligations
Asset-Backed Securities	—	229,300	7,241,418	7,470,718
U.S. Government Agency	—	—	126,437	126,437

TOTAL DEBT OBLIGATIONS	—	229,300	7,367,855	7,597,155

Short-Term Investments	94,908	—	—	94,908

Total Investments	3,439,025,639	229,300	7,367,855	3,446,622,794

Total	$3,439,025,639	$229,300	$7,367,855	$3,446,622,794

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 6.3% and (0.1)% of total net assets, respectively.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
						Change in				from
	Balances as of			Accrued	Total	Unrealized	Transfers	Transfers		Investments
	February 28,			Discounts/	Realized	Appreciation	into Level	out of Level	Balances as of	Held as of May
	2011	Purchases	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	3*	3*	May 31, 2011	31, 2011

Debt Obligations
Asset-Backed Securities	$21,992,549	$—	$(14,744,289)	$89,800	$1,944,048	$(2,040,690)	$—	$—	$7,241,418	$(287,446)
U.S. Government Agency	167,552	—	(41,592)	471	369	(363)	—	—	126,437	(363)

Total Debt Obligations	22,160,101	—	(14,785,881)	90,271	1,944,417	(2,041,053)	—	—	7,367,855	(287,809)

Total	$22,160,101	$—	$(14,785,881)	$90,271	$1,944,417	$(2,041,053)	$—	$—	$7,367,855	$(287,809)

*	The fund accounts for investments transferred into Level 3 at the value at the beginning of the period and transfers out of Level 3 at the value at the end of the period.

Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Risk — Fixed Income Securities — From time to time, the Fund may allocate part or all of its assets to fixed income securities, which may include emerging country debt (including below investment grade securities (also known as “junk bonds”)). Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Smaller Company Risk — From time to time, the Fund may allocate part or all of its assets to investments in companies with smaller market capitalizations. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalization.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of foreign currency holdings and investments denominated in foreign currencies.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk —

Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
A significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
At May 31, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

Subsequent events
Subsequent to May 31, 2011, the Fund received redemption requests in the amount of $2,320,161,359.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Core Plus Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 37.9%

		Albania — 2.8%

		Foreign Government Obligations
USD	14,281,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25(a)	6,640,771

		Australia — 0.2%

		Asset-Backed Securities
USD	192,377	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.33%, due 04/19/38	185,951
USD	269,953	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.35%, due 05/10/36	261,120

			447,071

		Total Australia	447,071

		United Kingdom — 0.4%

		Asset-Backed Securities
USD	544,812	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.38%, due 01/13/39	501,227
USD	33,913	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.24%, due 12/20/54	32,590
USD	300,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.36%, due 10/15/33	298,410

			832,227

		Total United Kingdom	832,227

		United States — 34.5%

		Asset-Backed Securities — 3.7%
USD	296,143	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.39%, due 05/25/37	33,050
USD	156,955	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.25%, due 10/06/13	156,358
USD	1,045,291	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.34%, due 07/25/36	449,475
USD	104,935	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.30%, due 09/25/36	37,776
USD	880,538	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.34%, due 06/25/36	325,937
USD	147,309	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.58%, due 01/25/36	112,691
USD	94,147	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.60%, due 02/18/14	94,232
USD	500,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.45%, due 09/15/17	501,460
USD	300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.52%, due 01/25/24	300,000
USD	499,285	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.66%, due 06/28/19	483,163
USD	300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.06%, due 11/10/14	302,202
USD	664,336	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.35%, due 04/25/36	456,731
USD	500,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.45%, due 06/15/13	499,887
USD	389,525	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.39%, due 05/25/36	255,626
USD	100,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.35%, due 08/25/36	39,000
USD	801,387	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.44%, due 11/15/33	713,234
USD	800,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .57%, 1.32%, due 03/06/20	792,000
USD	166,448	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.34%, due 03/25/36	93,211
USD	700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.34%, due 06/25/36	263,375
USD	500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.42%, due 02/25/37	160,000

USD	120,393	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.33%, due 08/25/23	118,406
USD	53,196	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.30%, due 04/25/37	52,643
USD	66,121	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.48%, due 12/25/32	27,638
USD	122,177	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.38%, due 11/25/35	90,338
USD	315,577	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.35%, due 05/20/18	311,079
USD	289,779	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.34%, due 09/15/22	285,433
USD	47,078	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.48%, due 11/25/35	38,604
USD	400,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.40%, due 07/14/14	403,172
USD	800,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.35%, due 03/20/14	804,400
USD	400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.33%, due 02/15/17	395,344

			8,596,465

		Total Asset-Backed Securities	9,875,763

		Corporate Debt — 0.5%
USD	117,337	CIT Group, Inc., 7.00%, due 05/01/14	118,944
USD	210,405	CIT Group, Inc., 7.00%, due 05/01/15	211,983
USD	350,676	CIT Group, Inc., 7.00%, due 05/01/16	351,974
USD	490,947	CIT Group, Inc., 7.00%, due 05/01/17	491,536

			1,174,437

		U.S. Government — 30.3%
USD	18,605,379	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(b)(c)	19,182,443
USD	30,000,000	U.S. Treasury Note, 2.50%, due 03/31/15	31,528,200
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/12(d)	10,022,354
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 08/15/12(d)	9,956,163

			70,689,160

		Total United States	80,460,062

		TOTAL DEBT OBLIGATIONS (COST $84,902,738)	88,380,131

Shares		Description	Value ($)

		MUTUAL FUNDS — 61.1%

		United States — 61.1%

		Affiliated Issuers — 61.1%
	779,088	GMO Emerging Country Debt Fund, Class IV	7,463,666
	7,417,054	GMO Short-Duration Collateral Fund	66,456,805
	93,858	GMO Special Purpose Holding Fund(e)	44,113
	848,629	GMO U.S. Treasury Fund	21,224,220
	2,073,829	GMO World Opportunity Overlay Fund	47,262,559

		Total United States	142,451,363

		TOTAL MUTUAL FUNDS (COST $147,158,563)	142,451,363

Shares / Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 0.5%

		Money Market Funds — 0.0%

	16,638	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	16,638

		U.S. Government — 0.5%
USD	1,000,000	U.S. Treasury Bill, 0.13%, due 03/08/12(b)(f)	998,986

		TOTAL SHORT-TERM INVESTMENTS (COST $1,014,921)	1,015,624

		TOTAL INVESTMENTS — 99.5% (Cost $233,076,222)	231,847,118

		Other Assets and Liabilities (net) — 0.5%	1,189,342

		TOTAL NET ASSETS — 100.0%	$233,036,460

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
7/26/11	Deutsche Bank AG	AUD	10,100,000	$10,710,087	$80,090
7/12/11	Deutsche Bank AG	EUR	8,400,000	12,077,157	(199,107)
6/07/11	Deutsche Bank AG	GBP	300,000	493,470	3,933
6/07/11	Goldman Sachs International	GBP	900,000	1,480,409	620
6/07/11	Royal Bank of Scotland PLC	GBP	1,500,000	2,467,349	38,652
7/19/11	Citibank N.A.	JPY	70,000,000	858,933	4,879
7/19/11	Deutsche Bank AG	JPY	230,800,000	2,832,026	(22,643)
6/21/11	Credit Suisse International	NZD	4,500,000	3,706,334	107,894
6/21/11	Deutsche Bank AG	NZD	900,000	741,267	31,428
6/21/11	Goldman Sachs International	NZD	1,700,000	1,400,171	52,734
6/21/11	Royal Bank of Scotland PLC	NZD	3,300,000	2,717,978	77,577

				$39,485,181	$176,057

Sales #
8/02/11	Deutsche Bank AG	CAD	3,000,000	$3,091,764	$(14,369)
8/02/11	Royal Bank of Scotland PLC	CAD	700,000	721,412	(6,177)
7/05/11	Deutsche Bank AG	CHF	1,500,000	1,759,015	(56,201)
7/05/11	Goldman Sachs International	CHF	1,500,000	1,759,015	(62,777)
7/05/11	Royal Bank of Scotland PLC	CHF	800,000	938,141	(16,620)
7/12/11	Citibank N.A.	EUR	800,000	1,150,205	(9,637)
7/12/11	Credit Suisse International	EUR	700,000	1,006,430	(8,447)
7/12/11	Deutsche Bank AG	EUR	800,000	1,150,205	(9,630)
7/12/11	Goldman Sachs International	EUR	900,000	1,293,981	(1,644)
7/12/11	Royal Bank of Scotland PLC	EUR	1,000,000	1,437,757	(36,317)
6/07/11	Citibank N.A.	GBP	700,000	1,151,429	(14,973)
6/07/11	Deutsche Bank AG	GBP	3,000,000	4,934,698	(120,658)
6/07/11	Royal Bank of Scotland PLC	GBP	1,200,000	1,973,879	(14,896)

				$22,367,931	$(372,346)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Forward Cross Currency Contracts

						Net Unrealized
Settlement						Appreciation
Date	Counterparty	Deliver/Units of Currency		Receive/In Exchange For		(Depreciation)
6/14/11	Credit Suisse International	EUR	900,000	NOK	7,024,140	$8,737
6/14/11	Deutsche Bank AG	EUR	4,700,000	NOK	36,869,150	80,429
6/28/11	Deutsche Bank AG	EUR	3,700,000	SEK	32,942,580	9,407
6/14/11	Credit Suisse International	NOK	5,515,194	EUR	700,000	(16,441)
6/14/11	Deutsche Bank AG	NOK	13,302,240	EUR	1,700,000	(22,891)
6/28/11	Credit Suisse International	SEK	6,319,740	EUR	700,000	(15,917)
6/28/11	Deutsche Bank AG	SEK	7,192,160	EUR	800,000	(13,271)

						$30,053

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
54	Australian Government Bond 3 Yr.	June 2011	$5,936,669	$28,190
25	Australian Government Bond 10 Yr.	June 2011	2,827,361	36,252
165	Canadian Government Bond 10 Yr.	September 2011	21,162,100	106,654
1	Euro BOBL	June 2011	168,070	153

			$30,094,200	$171,249

Sales
34	Japanese Government Bond 10 Yr. (TSE)	June 2011	$58,855,496	$(662,865)
49	U.S. Treasury Bond 30 Yr. (CBT)	September 2011	6,117,344	2,150
44	U.S. Treasury Note 10 Yr. (CBT)	September 2011	5,394,813	(1,851)
124	U.S. Treasury Note 2 Yr. (CBT)	September 2011	27,179,250	(4,247)
211	U.S. Treasury Note 5 Yr. (CBT)	September 2011	25,138,672	(2,281)
54	UK Gilt Long Bond	September 2011	10,672,864	(9,026)

			$133,358,439	$(678,120)

Swap Agreements
Credit Default Swaps

							Maximum Potential
					Implied		Amount of Future
Notional	Expiration		Receive	Annual	Credit	Deliverable	Payments by the Fund		Market
Amount	Date	Counterparty	(Pay)^	Premium	Spread (1)	on Default	Under the Contract (2)		Value
2,000,000 USD	6/20/2011	Barclays Bank PLC	Receive	0.30%	0.24%	Prologis	2,000,000	USD	$1,245
2,000,000 USD	6/20/2011	UBS AG	Receive	0.26%	0.13%	ERP Operating LP	2,000,000	USD	1,170
2,000,000 USD	12/20/2013	Barclays Bank PLC	Receive	0.25%	1.65%	SLM Corp.	2,000,000	USD	(69,438)

									$(67,023)

Premiums to (Pay) Receive									$—

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional	Expiration		Receive			Market
Amount	Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
12,200,000 CHF	9/21/2016	Barclays Bank PLC	Receive	1.90%	6 Month CHF LIBOR	$199,092
10,800,000 CHF	9/21/2016	Citibank N.A.	Receive	1.90%	6 Month CHF LIBOR	176,246
76,900,000 SEK	9/21/2016	Barclays Bank PLC	(Pay)	3.90%	3 Month SEK STIBOR	(249,392)
65,400,000 SEK	9/21/2016	Citibank N.A.	(Pay)	3.90%	3 Month SEK STIBOR	(212,097)
42,600,000 SEK	9/21/2016	JPMorgan Chase Bank, N.A.	(Pay)	3.90%	3 Month SEK STIBOR	(138,155)

						$(224,306)

Premiums to (Pay) Receive						$(23,783)

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
Total Return Swaps

Notional	Expiration				Market
Amount	Date	Counterparty	Fund Pays	Fund Receives	Value
250,000,000 USD	8/19/2011	Morgan Stanley Capital Services Inc	3 month LIBOR - 0.01%	Barclays Capital Aggregate Total Return Index	$1,360,774

Premiums to (Pay) Receive					$—

As of May 31, 2011, for forward currency contracts, futures contracts, swap agreements, and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
BOBL — Bundesobligationen
CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.
FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA — Insured as to the payment of principal and interest by Financial Security Assurance.
LIBOR — London Interbank Offered Rate
MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.
SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.
XL — Insured as to the payment of principal and interest by XL Capital Assurance.
The rates shown on variable rate notes are the current interest rates at May 31, 2011, which are subject to change based on the terms of the security.
(a)	Security is backed by the U.S. Government.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and written options, if any.

(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(e)	Underlying investment represents interests in defaulted claims. See “Other Matters” for additional information.

(f)	Rate shown represents yield-to-maturity.

Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$258,582,630	$5,227,280	$(31,962,790)	$(26,735,510)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end of
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	period
GMO Emerging Country Debt Fund, Class IV	$7,081,912	$—	$—	$—	$—	$—	$7,463,666
GMO Short-Duration Collateral Fund	76,989,022	—	—	72,739	—	10,624,375	66,456,805
GMO Special Purpose Holding Fund	46,929	—	—	—	—	—	44,113
GMO U.S. Treasury Fund	7,570,707	19,151,745	5,500,000	1,745	—	—	21,224,220
GMO World Opportunity Overlay Fund	47,034,438	—	—	—	—	—	47,262,559

Totals	$138,723,008	$19,151,745	$5,500,000	$74,484	$—	$10,624,375	$142,451,363

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through May 31, 2011. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 9.4% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. During the period ended May 31, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 8.0% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using indicative quotes received from primary pricing sources. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR rate or U.S. Treasury yield.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$1,385,269	$8,490,494	$9,875,763
Corporate Debt	—	1,174,437	—	1,174,437
Foreign Government Obligations	—	6,640,771	—	6,640,771
U.S. Government	31,528,200	19,182,443	19,978,517	70,689,160

TOTAL DEBT OBLIGATIONS	31,528,200	28,382,920	28,469,011	88,380,131

Mutual Funds	142,407,250	44,113	—	142,451,363
Short-Term Investments	1,015,624	—	—	1,015,624

Total Investments	174,951,074	28,427,033	28,469,011	231,847,118

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	496,380	—	496,380
Futures Contracts
Interest Rate Risk	173,399	—	—	173,399
Swap Agreements
Credit Risk	—	2,415	—	2,415
Interest Rate Risk	—	1,736,112	—	1,736,112

Total	$175,124,473	$30,661,940	$28,469,011	$234,255,424

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(662,616)	$—	$(662,616)
Futures Contracts
Interest Rate Risk	(680,270)	—	—	(680,270)
Swap Agreements
Credit Risk	—	(69,438)	—	(69,438)
Interest Rate Risk	—	(599,644)	—	(599,644)

Total	$(680,270)	$(1,331,698)	$—	$(2,011,968)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 39.7% and (0.1)% of total net assets, respectively.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
						Change in				from
				Accrued	Total	Unrealized				Investments Still
	Balances as of			Discounts/	Realized	Appreciation	Transfers into	Transfers out	Balances as of	Held as May 31,
	February 28, 2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	level 3 *	of level 3 *	May 31, 2011	2011
Debt Obligations
Asset-Backed Securities	9,187,027	—	(675,526)	39,435	89,273	(149,715)	—	—	8,490,494	(119,020)
U.S. Government	$19,856,848	$—	$—	$217,001	$—	$(95,332)	$—	$—	$19,978,517	$(95,332)

Total	$29,043,875	$—	$(675,526)	$256,436	$89,273	$(245,047)	$—	$—	$28,469,011	$(214,352)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset backed and other fixed income securities.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, accredited investors, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
A significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically.

Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value. At May 31, 2011, amounts reported as a miscellaneous payable include amounts that were calculated by the Fund as being owed to Lehman Brothers upon the termination of the contracts pursuant to the terms of those contracts. The amounts reported as payable are subject to settlement discussions with Lehman Brothers’ bankruptcy estate and may vary significantly upon final settlement with the estate.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended May 31, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies, adjust against anticipated currency exchange rate changes and hedge some or all of the broad market exposure of the underlying funds and assets in which the Fund invests. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to adjust exposure to certain markets and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2011, the Fund used purchased option contracts to adjust exposure to currencies and otherwise manage currency exchange rate risk. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended May 31, 2011, the Fund used written option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended May 31, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal
	Amount of	of		Amount of	Number of
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	$(18,200,000)	—	$(358,868)	$—	—	$—
Options written	—	—	—	—	—	—
Options exercised	18,200,000	—	358,868	—	—	—
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	$—	—	$—	$—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$496,380	$—	$—	$—	$496,380
Unrealized appreciation on futures contracts*	173,399	—	—	—	—	173,399
Unrealized appreciation on swap agreements	1,736,112	—	2,415	—	—	1,738,527

Total	$1,909,511	$496,380	$2,415	$—	$—	$2,408,306

Liabilities:
Unrealized depreciation on forward currency contracts	—	(662,616)	—	—	—	(662,616)
Unrealized depreciation on futures contracts*	(680,270)	—	—	—	—	(680,270)
Unrealized depreciation on swap agreements	(599,644)	—	(69,438)	—	—	(669,082)

Total	$(1,279,914)	$(662,616)	$(69,438)	$—	$—	$(2,011,968)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements	Options
Average amount outstanding	$91,110,453	$159,356,160	$311,352,207	$25,849,449

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 29.4%

		Canada — 2.8%

		Foreign Government Obligations — 2.8%
CAD	2,000,000	Government of Canada, 3.50%, due 06/01/20	2,148,857

		France — 4.8%

		Foreign Government Obligations — 4.8%
EUR	2,500,000	Government of France, 4.00%, due 10/25/38	3,621,962

		Germany — 5.5%

		Foreign Government Obligations — 5.5%
EUR	2,500,000	Republic of Deutschland, 4.75%, due 07/04/34(a)	4,224,117

		Italy — 4.2%

		Foreign Government Obligations — 4.2%
EUR	2,700,000	Republic of Italy, 4.00%, due 02/01/37	3,196,269

		Spain — 2.4%

		Foreign Government Obligations — 2.4%
EUR	1,500,000	Government of Spain, 4.70%, due 07/30/41	1,797,680

		United Kingdom — 4.5%

		Foreign Government Obligations — 4.5%
GBP	2,000,000	United Kingdom Gilt, 3.75%, due 09/07/19	3,440,680

		United States — 5.2%

		U.S. Government — 5.2%
USD	3,853,185	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(a)(b)	3,972,695

		TOTAL DEBT OBLIGATIONS (COST $20,714,836)	22,402,260

Shares		Description	Value ($)
		MUTUAL FUNDS — 69.2%

		United States — 69.2%

		Affiliated Issuers — 69.2%
	229,817	GMO Emerging Country Debt Fund, Class IV	2,201,645
	2,683,050	GMO Short-Duration Collateral Fund	24,040,131
	5,496	GMO Special Purpose Holding Fund(c)	2,583
	454,313	GMO U.S. Treasury Fund	11,362,369
	663,654	GMO World Opportunity Overlay Fund	15,124,671

		Total United States	52,731,399

		TOTAL MUTUAL FUNDS (COST $53,792,530)	52,731,399

Shares/Par Value	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.6%

	Money Market Funds — 0.8%
566,982	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	566,982

	U.S. Government — 0.8%
USD 625,000	U.S. Treasury Bill, 0.13%, due 03/08/12 (a)(d)	624,366

	TOTAL SHORT-TERM INVESTMENTS (COST $1,190,908)	1,191,348

	TOTAL INVESTMENTS — 100.2% (Cost $75,698,274)	76,325,007

	Other Assets and Liabilities (net) — (0.2%)	(126,986)

	TOTAL NET ASSETS — 100.0%	$76,198,021

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
7/26/11	Deutsche Bank AG	AUD	3,400,000	$3,605,376	$26,961
6/07/11	Deutsche Bank AG	GBP	100,000	164,490	1,311
6/07/11	Goldman Sachs International	GBP	300,000	493,470	207

6/07/11	Royal Bank of Scotland PLC	GBP	400,000	657,960	10,107
7/19/11	Citibank N.A.	JPY	20,000,000	245,409	1,394
7/19/11	Deutsche Bank AG	JPY	74,800,000	917,832	(7,337)
6/21/11	Credit Suisse International	NZD	1,500,000	1,235,444	37,440
6/21/11	Deutsche Bank AG	NZD	300,000	247,089	10,476
6/21/11	Goldman Sachs International	NZD	600,000	494,178	18,612
6/21/11	Royal Bank of Scotland PLC	NZD	1,000,000	823,630	23,808

				$8,884,878	$122,979

Sales #
8/02/11	Deutsche Bank AG	CAD	3,100,000	$3,194,822	$(23,978)
8/02/11	Royal Bank of Scotland PLC	CAD	200,000	206,118	(1,765)
7/05/11	Deutsche Bank AG	CHF	500,000	586,338	(18,734)
7/05/11	Goldman Sachs International	CHF	500,000	586,338	(20,926)
7/05/11	Royal Bank of Scotland PLC	CHF	300,000	351,803	(6,233)
7/12/11	Citibank N.A.	EUR	300,000	431,327	(3,614)
7/12/11	Credit Suisse International	EUR	100,000	143,776	(1,206)
7/12/11	Deutsche Bank AG	EUR	6,700,000	9,632,971	148,089
7/12/11	Goldman Sachs International	EUR	500,000	718,878	(913)
7/12/11	Royal Bank of Scotland PLC	EUR	300,000	431,327	(10,895)
6/07/11	Citibank N.A.	GBP	300,000	493,470	(6,417)
6/07/11	Deutsche Bank AG	GBP	2,900,000	4,770,208	(116,636)
6/07/11	Royal Bank of Scotland PLC	GBP	400,000	657,960	(4,966)

				$22,205,336	$(68,194)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Forward Cross Currency Contracts

						Net Unrealized
Settlement						Appreciation
Date	Counterparty	Deliver/Units of Currency		Receive/In Exchange For		(Depreciation)
6/14/11	Credit Suisse International	NOK	787,885	EUR	100,000	$(2,349)
6/14/11	Credit Suisse International	EUR	200,000	NOK	1,560,920	1,942
6/14/11	Deutsche Bank AG	NOK	3,910,800	EUR	500,000	(6,431)

6/14/11	Deutsche Bank AG	EUR	1,400,000	NOK	10,982,300	23,957
6/28/11	Credit Suisse International	SEK	1,805,640	EUR	200,000	(4,548)
6/28/11	Deutsche Bank AG	SEK	2,697,060	EUR	300,000	(4,977)
6/28/11	Deutsche Bank AG	EUR	1,200,000	SEK	10,684,260	3,080

						$10,674

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
13	Australian Government Bond 10 Yr.	June 2011	$1,470,228	$22,756
28	Australian Government Bond 3 Yr.	June 2011	3,078,273	16,001
62	Canadian Government Bond 10 Yr.	September 2011	7,951,819	40,076
67	Euro Bund	June 2011	12,073,608	277,584
11	U.S. Treasury Bond 30 Yr. (CBT)	September 2011	1,373,281	(549)
2	U.S. Treasury Note 2 Yr. (CBT)	September 2011	438,375	57
16	U.S. Treasury Note 5 Yr. (CBT)	September 2011	1,906,250	77
41	UK Gilt Long Bond	September 2011	8,103,471	19,712

			$36,395,305	$375,714

Sales
13	Euro BOBL	June 2011	$2,184,907	$(44,012)
11	Japanese Government Bond 10 Yr. (TSE)	June 2011	19,041,483	(210,362)
2	U.S. Treasury Note 10 Yr. (CBT)	September 2011	245,219	(84)

			$21,471,609	$(254,458)

Swap Agreements
Credit Default Swaps

								Maximum Potential
						Implied		Amount of Future
Notional		Expiration		Receive	Annual	Credit	Deliverable	Payments by the Fund	Market
Amount		Date	Counterparty	(Pay)^	Premium	Spread (1)	on Default	Under the Contract (2)	Value
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	1.26%	Republic of Italy	NA	$(213,905)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.68%	Republic of Italy	10,000,000	19,901

									$(194,004)

Premiums to (Pay) Receive									$—

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
30,000,000	EUR	5/20/2013	Deutsche Bank AG	Receive	1.79%	6 Month EUR LIBOR	$(330,204)
3,800,000	CHF	9/21/2016	Barclays Bank PLC	Receive	1.90%	6 Month CHF LIBOR	62,012
13,700,000	SEK	9/21/2016	Barclays Bank PLC	(Pay)	2.60%	3 Month SEK STIBOR	(44,430)
3,400,000	CHF	9/21/2016	Citibank N.A.	Receive	1.90%	6 Month CHF LIBOR	55,485
22,000,000	SEK	9/21/2016	Citibank N.A.	(Pay)	3.90%	3 Month SEK STIBOR	(71,348)
13,200,000	SEK	9/21/2016	JPMorgan Chase Bank, N.A.	(Pay)	3.90%	3 Month SEK STIBOR	(42,809)

							$(371,294)

Premiums to (Pay) Receive							$(7,031)

#	Receive — Fund receives fixed rate and pays variable rate. (Pay) — Fund pays fixed rate and receives variable rate.
As of May 31, 2011, for forward currency contracts, future contracts, swap agreements, written options, and reverse repurchase agreements, if any, the fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL — Bundesobligationen

CBT — Chicago Board of Trade

CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.

EUR LIBOR — London Interbank Offered Rate denominated in Euros.

SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.

TSE — Tokyo Stock Exchange

(a) All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(b) Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c) Underlying investment represents interests in defaulted claims. See “Other Matters” for additional information.

(d) Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$82,941,154	$—	$(6,616,147)	$(6,616,147)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class IV	$2,089,035	$—	$—	$—	$—	$—	$2,201,645
GMO Short-Duration Collateral Fund	27,850,062	—	—	26,313	—	3,843,269	24,040,131
GMO Special Purpose Holding Fund	2,748	—	—	—	—	—	2,583
GMO U.S. Treasury Fund	5,008,836	7,601,569	1,250,000	1,569	—	—	11,362,369
GMO World Opportunity Overlay Fund	14,255,462	800,000	—	—	—	—	15,124,671

Totals	$49,206,143	$8,401,569	$1,250,000	$27,882	$—	$3,843,269	$52,731,399

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through May 31, 2011. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.9% of net assets. The underlying funds classify such securities (as defined below) as Level 3. During the period ended May 31, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 4.7% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
U.S. Government	$—	$3,972,695	$—	$3,972,695
Foreign Government Obligations	—	18,429,565	—	18,429,565

TOTAL DEBT OBLIGATIONS	—	22,402,260	—	22,402,260

Mutual Funds	52,728,816	2,583	—	52,731,399
Short-Term Investments	1,191,348	—	—	1,191,348

Total Investments	53,920,164	22,404,843	—	76,325,007

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	307,384	—	307,384
Futures Contracts
Interest Rate Risk	376,263	—	—	376,263
Swap Agreements
Credit Risk	—	19,901	—	19,901
Interest Rate Risk	—	117,497	—	117,497

Total	$54,296,427	$22,849,625	$—	$77,146,052

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(241,925)	$—	$(241,925)
Futures Contracts
Interest Rate Risk	(255,007)	—	—	(255,007)
Swap Agreements
Credit Risk	—	(213,905)	—	(213,905)
Interest Rate Risk	—	(488,791)	—	(488,791)

Total	$(255,007)	$(944,621)	$—	$(1,199,628)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes . The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 29.2% and (0.1)% of total net assets, respectively.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no direct investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.
Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Currency Risk (risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

A significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended May 31, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2011, the Fund used purchased option contracts to adjust interest rate exposure, to adjust exposure to currencies and otherwise manage currency exchange rate risk. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended May 31, 2011, the Fund used written option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended May 31, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal			Principal	Number
	Amount of	Number of		Amount of	of
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	(8,000,000)	—	$(157,744)	—	—	$—
Options written	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	8,000,000	—	157,744	—	—	—
Options bought back	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.
At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$307,384	$—	$—	$—	$307,384
Unrealized appreciation on futures contracts*	376,263	—	—	—	—	376,263
Unrealized appreciation on swap agreements	117,497	—	19,901	—	—	137,398

Total	$493,760	$307,384	$19,901	$—	$—	$821,045

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(241,925)	$—	$—	$—	$(241,925)
Unrealized depreciation on futures contracts*	(255,007)	—	—	—	—	(255,007)
Unrealized depreciation on swap agreements	(488,791)	—	(213,905)	—	—	(702,696)

Total	$(743,798)	$(241,925)	$(213,905)	$—	$—	$(1,199,628)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements	Options
Average amount outstanding	$41,593,387	$55,194,069	$91,206,813	$11,362,395

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 98.9%

	United States — 98.9%

	Affiliated Issuers
7,289,643	GMO International Growth Equity Fund, Class IV	182,095,287
7,669,245	GMO International Intrinsic Value Fund, Class IV	181,147,560

	TOTAL MUTUAL FUNDS (COST $309,690,624)	363,242,847

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 2.8%

		Time Deposits — 2.8%

USD	2,000,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 06/01/11	2,000,000
USD	4,108,894	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 06/01/11	4,108,883
EUR	7,001	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.19%, due 06/01/11	10,075
USD	2,000,000	Citibank (New York) Time Deposit, 0.03%, due 06/01/11	2,000,000
USD	2,000,000	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/11	2,000,000

		TOTAL SHORT-TERM INVESTMENTS (COST $10,118,958)	10,118,958

		TOTAL INVESTMENTS — 101.7% (Cost $319,809,582)	373,361,805

		Other Assets and Liabilities (net) — (1.7%)	(6,227,252)

		TOTAL NET ASSETS — 100.0%	$367,134,553

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Forward Currency Contracts

						Net Unrealized
Settlement						Appreciation
Date		Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys	†
6/17/11		JPMorgan Chase Bank, N.A.	AUD	2,030,000	$2,163,123	$(10,398)
6/17/11		Bank of New York Mellon	AUD	365,000	388,936	865
6/17/11		Morgan Stanley Capital Services Inc.	AUD	1,523,000	1,622,875	(32,976)
6/17/11		State Street Bank and Trust and Company	CAD	798,000	823,331	(1,638)
6/17/11		Bank of America, N.A.	CAD	636,000	656,188	(3,774)
6/17/11		Bank of New York Mellon	CHF	1,534,000	1,798,713	50,593

6/17/11		State Street Bank and Trust and Company	CHF	898,000	1,052,962	17,159
6/17/11		Brown Brothers Harriman & Co.	CHF	1,520,000	1,782,297	80,970
6/17/11		Bank of New York Mellon	DKK	9,328,000	1,800,156	(45,165)
6/17/11		Morgan Stanley Capital Services Inc.	DKK	8,216,000	1,585,558	(4,315)
6/17/11		Bank of New York Mellon	EUR	2,982,000	4,289,919	(6,472)
6/17/11		State Street Bank and Trust and Company	EUR	5,980,000	8,602,856	(8,581)
6/17/11		Deutsche Bank AG	EUR	2,078,000	2,989,421	59,773
6/17/11		Bank of New York Mellon	GBP	3,497,000	5,751,427	18,365
6/17/11		Bank of America, N.A.	GBP	855,000	1,406,197	(20,861)
6/17/11		JPMorgan Chase Bank, N.A.	HKD	7,551,620	971,048	(392)
6/17/11		Royal Bank of Scotland PLC	JPY	365,112,000	4,479,547	(56,338)
6/17/11		Bank of New York Mellon	JPY	32,052,000	393,245	2,279
6/17/11		Bank of America, N.A.	JPY	565,992,000	6,944,137	(31,844)
6/17/11		Morgan Stanley Capital Services Inc.	NOK	7,788,000	1,444,903	(15,727)
6/17/11		State Street Bank and Trust and Company	NZD	546,000	449,787	16,973
6/17/11		Brown Brothers Harriman & Co.	SEK	5,606,000	907,637	11,452
6/17/11		Brown Brothers Harriman & Co.	SGD	890,000	721,615	(753)
6/17/11		Deutsche Bank AG	SGD	940,000	762,155	(6,635)

					$53,788,033	$12,560

Sales	#
6/17/11		Royal Bank of Scotland PLC	AUD	2,641,000	$2,814,191	$(61,609)
6/17/11		JPMorgan Chase Bank, N.A.	AUD	6,181,572	6,586,946	(143,454)
6/17/11		Barclays Bank PLC	AUD	6,901,572	7,354,162	(160,377)
6/17/11		State Street Bank and Trust and Company	AUD	7,388,000	7,872,489	(150,403)
6/17/11		Bank of America, N.A.	AUD	5,122,409	5,458,325	(105,515)
6/17/11		Morgan Stanley Capital Services Inc.	AUD	7,514,591	8,007,381	(178,462)
6/17/11		Royal Bank of Scotland PLC	CAD	3,477,249	3,587,626	7,169

6/17/11	Barclays Bank PLC	CAD	3,260,000	3,363,481	9,898
6/17/11	State Street Bank and Trust and Company	CAD	3,703,000	3,820,543	22,418
6/17/11	Bank of America, N.A.	CAD	2,372,750	2,448,067	13,838
6/17/11	JPMorgan Chase Bank, N.A.	CHF	3,045,000	3,570,457	(159,961)
6/17/11	Bank of New York Mellon	CHF	6,567,000	7,700,227	(331,056)
6/17/11	State Street Bank and Trust and Company	CHF	7,164,000	8,400,248	(370,208)
6/17/11	Brown Brothers Harriman & Co.	CHF	7,856,000	9,211,662	(414,842)
6/17/11	Deutsche Bank AG	CHF	3,996,000	4,685,565	(186,084)
6/17/11	Barclays Bank PLC	CHF	5,196,967	6,093,776	(275,733)
6/17/11	Morgan Stanley Capital Services Inc.	CHF	4,326,000	5,072,511	(228,389)
6/17/11	JPMorgan Chase Bank, N.A.	DKK	18,116,000	3,496,101	6,066
6/17/11	Bank of New York Mellon	DKK	32,958,000	6,360,373	26,899
6/17/11	State Street Bank and Trust and Company	DKK	16,476,000	3,179,607	11,845
6/17/11	Brown Brothers Harriman & Co.	DKK	20,467,155	3,949,837	12,059
6/17/11	Morgan Stanley Capital Services Inc.	DKK	29,512,000	5,695,349	598
6/17/11	JPMorgan Chase Bank, N.A.	EUR	10,301,122	14,819,242	9,542
6/17/11	Barclays Bank PLC	EUR	5,985,005	8,610,056	5,179
6/17/11	Bank of New York Mellon	EUR	13,289,967	19,119,009	84,941
6/17/11	State Street Bank and Trust and Company	EUR	14,757,242	21,229,837	84,490
6/17/11	Brown Brothers Harriman & Co.	EUR	6,668,215	9,592,925	3,227
6/17/11	Morgan Stanley Capital Services Inc.	EUR	7,460,001	10,731,992	8,470
6/17/11	Royal Bank of Scotland PLC	EUR	8,928,142	12,844,067	22,359
6/17/11	Royal Bank of Scotland PLC	GBP	5,640,000	9,275,965	(65,862)
6/17/11	JPMorgan Chase Bank, N.A.	GBP	2,105,732	3,463,244	(37,694)
6/17/11	Barclays Bank PLC	GBP	7,686,670	12,642,071	(109,571)
6/17/11	Bank of New York Mellon	GBP	8,641,000	14,211,633	(81,093)

6/17/11	Brown Brothers Harriman & Co.	GBP	4,226,000	6,950,395	(47,097)
6/17/11	Bank of America, N.A.	GBP	8,632,000	14,196,831	(100,957)
6/17/11	Deutsche Bank AG	GBP	976,268	1,605,643	(11,573)
6/17/11	Morgan Stanley Capital Services Inc.	GBP	8,234,000	13,542,251	(115,281)
6/17/11	JPMorgan Chase Bank, N.A.	HKD	31,494,000	4,049,753	418
6/17/11	Bank of New York Mellon	JPY	1,505,013,254	18,464,957	(368,569)
6/17/11	State Street Bank and Trust and Company	JPY	1,478,138,931	18,135,237	(370,532)
6/17/11	Brown Brothers Harriman & Co.	JPY	1,513,698,343	18,571,514	(373,213)
6/17/11	Bank of America, N.A.	JPY	1,688,403,287	20,714,964	(419,417)
6/17/11	Deutsche Bank AG	JPY	244,422,660	2,998,813	(57,435)
6/17/11	Morgan Stanley Capital Services Inc.	JPY	29,473,587	361,610	(7,379)
6/17/11	Barclays Bank PLC	NOK	29,299,000	5,435,825	(81,182)
6/17/11	Brown Brothers Harriman & Co.	NOK	16,407,750	3,044,120	(25,603)
6/17/11	Bank of America, N.A.	NOK	3,340,774	619,812	(5,035)
6/17/11	Morgan Stanley Capital Services Inc.	NOK	27,468,000	5,096,121	(67,470)
6/17/11	JPMorgan Chase Bank, N.A.	NZD	1,299,000	1,070,098	(46,849)
6/17/11	State Street Bank and Trust and Company	NZD	3,181,000	2,620,462	(110,081)
6/17/11	Morgan Stanley Capital Services Inc.	NZD	2,244,000	1,848,575	(83,705)
6/17/11	State Street Bank and Trust and Company	SEK	3,724,121	602,953	(5,717)
6/17/11	Brown Brothers Harriman & Co.	SEK	16,877,000	2,732,465	(27,254)
6/17/11	Deutsche Bank AG	SEK	819,886	132,743	(1,627)
6/17/11	Bank of America, N.A.	SEK	23,799,000	3,853,169	(33,793)
6/17/11	Brown Brothers Harriman & Co.	SGD	500,227	405,586	(4,715)
6/17/11	Deutsche Bank AG	SGD	1,078,344	874,325	(11,304)

				$403,197,187	$(5,106,685)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$325,639,761	$47,722,044	$—	$47,722,044
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO International Growth Equity Fund, Class IV	$243,215,675	$6,294,785	$76,246,862	$—	$—	$182,095,287
GMO International Intrinsic Value Fund, Class IV	243,669,947	9,000,000	73,946,862	—	—	181,147,560

Totals	$486,885,622	$15,294,785	$150,193,724	$—	$—	$363,242,847

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented less than 0.1% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	90.8%
Futures Contracts	0.2%

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below or in the disclosures in the underlying funds.
See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds
United States	$363,242,847	$—	$—	$363,242,847

TOTAL MUTUAL FUNDS	363,242,847	—	—	363,242,847

Short-Term Investments	10,118,958	—	—	10,118,958

Total Investments	373,361,805	—	—	373,361,805

Derivatives *
Forward Currency Contracts
Foreign currency risk	—	587,845	—	587,845

Total	$373,361,805	$587,845	$—	$373,949,650

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives *
Forward Currency Contracts
Foreign currency risk	$—	$(5,681,970)	$—	$(5,681,970)

Total	$—	$(5,681,970)	$—	$(5,681,970)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 0.1% of total net assets.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or underlying fund were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Derivatives risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The risk to the Fund of using derivatives is particularly pronounced because the Fund often uses currency forwards and other derivatives for hedging purposes.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will invest in underlying funds with higher fees or expenses.
Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying fund); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2011, the Fund used forward currency contracts to hedge foreign currency exposure in the underlying Funds’ investments relative to the U.S. dollar. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$587,845	$—	$—	$—	$587,845

Total	$—	$587,845	$—	$—	$—	$587,845

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(5,681,970)	$—	$—	$—	$(5,681,970)

Total	$—	$(5,681,970)	$—	$—	$—	$(5,681,970)

The derivative financial instruments outstanding as of period end (as disclosed in the Schedule of Investments) serve as an indicator of the volume of derivative activity for the Fund during the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Developed World Stock Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 94.3%

	Australia — 0.9%
13,256	BHP Billiton Ltd	631,259
26,732	Commonwealth Bank of Australia	1,447,897
355,869	Telstra Corp Ltd	1,149,597

	Total Australia	3,228,753

	Austria — 0.1%
7,511	OMV AG	312,824

	Belgium — 0.1%
143,879	Dexia SA *	503,846

	Canada — 1.3%
17,000	Barrick Gold Corp	813,986
11,700	Canadian Pacific Railway Ltd	741,477
44,300	EnCana Corp	1,509,817
53,900	Husky Energy Inc	1,649,517
9,500	Research In Motion Ltd *	405,455

	Total Canada	5,120,252

	Denmark — 0.3%
8,890	Novo-Nordisk A/S Class B	1,117,606

	France — 5.9%
45,162	AXA	968,457
41,311	BNP Paribas	3,236,934
21,389	Bouygues SA	991,522
8,438	Casino Guichard-Perrachon SA	884,440
30,245	CNP Assurances	615,739
8,576	Compagnie de Saint-Gobain	569,116
5,739	Lafarge SA	397,497
7,768	LVMH Moet Hennessy Louis Vuitton SA	1,355,328
23,918	Peugeot SA *	1,016,705
2,967	PPR	517,860
23,745	Renault SA	1,352,735
56,831	Sanofi	4,506,885
5,470	Schneider Electric SA	904,564
8,960	Societe Generale	534,302
35,961	STMicroelectronics NV	402,892
58,944	Total SA	3,404,640
37,802	Vivendi SA	1,058,907

	Total France	22,718,523

	Germany — 4.6%
17,445	Allianz SE (Registered)	2,418,802
15,811	BASF AG	1,466,258
12,407	Bayerische Motoren Werke AG	1,100,934
21,067	Daimler AG (Registered)	1,494,138
16,317	Deutsche Lufthansa AG (Registered)	356,256
84,908	E.ON AG	2,414,719
9,144	Hannover Rueckversicherung AG (Registered)	485,803
59,311	Infineon Technologies AG	689,148
4,848	K+S AG	387,610
4,194	Lanxess AG	363,454
3,463	Linde AG	586,987
3,474	MAN SE *	484,938

5,273	Metro AG	352,354
8,657	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,330,597
19,293	RWE AG	1,126,064
5,558	Salzgitter AG	411,900
4,125	Siemens AG (Registered)	553,261
24,427	Suedzucker AG	770,522
5,401	Volkswagen AG	907,531

	Total Germany	17,701,276

	Greece — 0.1%
55,041	National Bank of Greece SA *	381,724

	Hong Kong — 0.2%
35,500	CLP Holdings Ltd	301,851
77,937	Esprit Holdings Ltd	293,441
19,500	Power Assets Holdings Ltd	138,913

	Total Hong Kong	734,205

	Ireland — 0.5%
86,227	CRH Plc	1,880,682

	Italy — 4.4%
611,977	Enel SPA	4,211,799
247,849	ENI SPA	5,943,795
23,143	Fiat SPA	246,863
57,922	Finmeccanica SPA	722,996
62,404	Mediaset SPA	327,274
58,266	Mediobanca SPA	648,625
139,327	Parmalat SPA *	517,300
18,341	Saipem SPA	971,052
917,930	Telecom Italia SPA	1,302,129
726,388	Telecom Italia SPA-Di RISP	889,416
529,599	UniCredit SPA	1,208,253

	Total Italy	16,989,502

	Japan — 9.8%
46,000	Asahi Kasei Corp	302,651
9,900	Astellas Pharma Inc	377,537
137,000	Cosmo Oil Co Ltd	411,330
10,900	Daito Trust Construction Co Ltd	902,408
5,200	Fanuc Ltd	802,625
31,000	Fuji Heavy Industries Ltd	228,733
164,000	Hitachi Ltd	931,376
37,700	Honda Motor Co Ltd	1,435,653
87	INPEX Corp	632,200
140,100	Itochu Corp	1,449,800
210,420	JX Holdings Inc	1,390,645
149,000	Kawasaki Kisen Kaisha Ltd	502,495
227	KDDI Corp	1,628,042
15,100	Komatsu Ltd	453,472
156,000	Marubeni Corp	1,093,527
215,000	Mazda Motor Corp *	545,451
80,500	Mitsubishi Chemical Holdings Corp	562,379
27,600	Mitsubishi Corp	701,642
32,000	Mitsubishi Electric Corp	361,956
44,100	Mitsui & Co Ltd	754,336
87,000	Mitsui OSK Lines Ltd	466,515
211,800	Mizuho Financial Group Inc	332,402
10,900	Murata Manufacturing Co Ltd	686,390

1,400	Nintendo Co Ltd	325,503
55,400	Nippon Telegraph & Telephone Corp	2,606,983
185,000	Nippon Yusen Kabushiki Kaisha	699,478
183,000	Nissan Motor Co Ltd	1,842,265
7,600	Nitto Denko Corp	399,159
106	NTT Data Corp	335,225
353	NTT Docomo Inc	657,650
12,440	ORIX Corp	1,192,586
196,800	Resona Holdings Inc	871,207
65,000	Ricoh Company Ltd	720,328
13,700	Sankyo Co Ltd	728,303
70,100	Showa Shell Sekiyu KK	687,321
10,500	SoftBank Corp	407,948
348,700	Sojitz Corp	651,796
151,900	Sumitomo Corp	2,033,833
195,000	Taisei Corp	437,328
7,000	Taisho Pharmaceutical Co Ltd	159,727
42,500	Takeda Pharmaceutical Co Ltd	2,018,645
56,000	TonenGeneral Sekiyu KK	686,519
49,000	Toray Industries Inc	372,708
47,500	Toyota Motor Corp	1,985,471
52,200	Toyota Tsusho Corp	857,721

	Total Japan	37,631,269

	Singapore — 2.3%
686,000	Genting Singapore Plc *	1,107,196
3,027,000	Golden Agri-Resources Ltd	1,694,094
144,100	Keppel Corp Ltd	1,346,466
281,000	Neptune Orient Lines Ltd	417,125
210,000	Oversea-Chinese Banking Corp Ltd	1,617,583
169,000	Sembcorp Industries Ltd	693,416
66,200	Singapore Airlines Ltd	760,358
410,600	Singapore Telecommunications	1,068,804

	Total Singapore	8,705,042

	Spain — 1.3%
78,793	Banco Bilbao Vizcaya Argentaria SA	925,077
59,087	Banco Popular Espanol SA	344,535
172,426	Banco Santander SA	2,054,988
26,396	Gas Natural SDG SA	502,395
37,105	Repsol YPF SA	1,267,829

	Total Spain	5,094,824

	Sweden — 1.2%
3,389	Assa Abloy AB Class B	94,427
36,943	Atlas Copco AB Class A (Redemption Shares) *	29,811
36,943	Atlas Copco AB Class A	974,401
21,310	Boliden AB	418,427
17,717	SKF AB Class B	530,232
55,116	Svenska Cellulosa AB Class B	858,321
62,905	Swedbank AB Class A	1,171,638
25,067	Volvo AB Class B	454,306

	Total Sweden	4,531,563

	Switzerland — 0.9%
9,893	Compagnie Financiere Richemont SA Class A	646,604
28,762	Novartis AG (Registered)	1,855,749

2,909	Zurich Financial Services AG *	779,337

	Total Switzerland	3,281,690

	United Kingdom — 10.9%
32,482	3i Group Plc	154,356
27,098	Antofagasta Plc	595,400
74,275	ARM Holdings Plc	699,936
64,568	AstraZeneca Plc	3,370,509
226,838	Aviva Plc	1,633,308
199,788	BAE Systems Plc	1,087,876
305,997	Barclays Plc	1,398,529
23,865	BHP Billiton Plc	946,412
284,479	BP Plc	2,190,532
605,680	BT Group Plc	2,004,526
40,063	Compass Group Plc	390,343
156,701	GlaxoSmithKline Plc	3,406,843
91,122	Home Retail Group Plc	323,240
622,817	Legal & General Group Plc	1,202,533
611,336	Lloyds Banking Group Plc *	523,850
80,113	Marks & Spencer Group Plc	527,238
10,169	Next Plc	380,807
609,891	Old Mutual Plc	1,320,629
24,765	Rio Tinto Plc	1,725,682
27,781	Rolls-Royce Holdings Plc *	291,269
2,666,976	Rolls-Royce Holdings Plc C Shares (London) *	4,387
1,741,551	Royal Bank of Scotland Group Plc *	1,225,205
155,393	Royal Dutch Shell Plc A Shares (London)	5,618,756
120,709	Royal Dutch Shell Plc B Shares (London)	4,356,989
43,556	Scottish & Southern Energy Plc	988,601
19,484	Standard Chartered Plc	523,115
1,070,228	Vodafone Group Plc	2,975,868
28,232	Wolseley Plc	959,077
26,470	WPP Plc	330,183
26,813	Xstrata Plc	632,314

	Total United Kingdom	41,788,313

	United States — 49.5%
37,800	3M Co.	3,567,564
69,900	Abbott Laboratories	3,652,275
48,000	Accenture Plc.-Class A	2,754,720
13,300	ACE, Ltd.	915,306
3,500	Affiliated Managers Group, Inc. *	370,055
21,300	Alcoa, Inc.	358,053
30,700	Allstate Corp. (The)	963,366
10,000	Altera Corp.	480,900
69,100	Altria Group, Inc.	1,938,946
12,200	Amdocs Ltd. *	371,368
17,100	Ameren Corp.	508,041
20,000	American International Group, Inc. *	570,000
13,500	Ameriprise Financial, Inc.	826,605
6,200	Anadarko Petroleum Corp.	493,024
56,200	Annaly Capital Management, Inc. REIT	1,018,906
23,200	Apple, Inc. *	8,069,656
9,400	Assurant, Inc.	347,706
42,900	Automatic Data Processing, Inc.	2,364,219
1,600	AutoZone, Inc. *	470,400
5,600	AvalonBay Communities, Inc. REIT	745,192
10,900	Baker Hughes, Inc.	805,837
23,400	Baxter International, Inc.	1,392,768

13,400	Becton, Dickinson and Co.	1,173,170
11,100	Best Buy Co., Inc.	352,536
5,500	BorgWarner, Inc. *	398,805
8,700	Boston Properties, Inc. REIT	942,645
21,200	Bristol—Myers Squibb Co.	609,712
13,000	Broadcom Corp.-Class A *	467,740
6,600	C.R. Bard, Inc.	737,748
21,800	Caterpillar, Inc.	2,306,440
24,600	CBS Corp.-Class B (Non Voting)	687,570
19,100	Chevron Corp.	2,003,781
1,800	Chipotle Mexican Grill, Inc. *	520,326
17,000	CH Robinson Worldwide, Inc.	1,363,740
41,800	Cisco Systems, Inc.	702,240
6,100	CIT Group, Inc. *	270,413
29,800	Coach, Inc.	1,897,068
123,600	Coca—Cola Co. (The)	8,257,716
15,000	Cognizant Technology Solutions Corp.-Class A *	1,140,600
18,900	Computer Sciences Corp.	753,921
4,700	Concho Resources Inc. *	444,667
54,353	ConocoPhillips	3,979,727
7,500	CSX Corp.	594,750
7,900	Cummins, Inc.	831,396
10,800	Deere & Co.	929,664
31,400	Discover Financial Services	748,576
11,900	Dow Chemical Co. (The)	429,947
32,900	Du Pont (E.I.) de Nemours	1,753,570
4,300	Eastman Chemical Co.	455,155
13,300	Eaton Corp.	687,211
22,600	Ecolab, Inc.	1,240,288
58,500	Eli Lilly & Co.	2,251,080
18,900	Expeditors International of Washington, Inc.	998,298
44,000	Exxon Mobil Corp.	3,672,680
9,600	FLIR Systems, Inc.	347,040
11,000	FMC Technologies, Inc. *	490,930
15,500	Forest Laboratories, Inc. *	558,310
19,000	Freeport—McMoRan Copper & Gold, Inc.	981,160
26,100	General Dynamics Corp.	1,937,142
8,400	Genuine Parts Co.	460,320
13,900	Google, Inc.-Class A *	7,353,378
5,300	Hansen Natural Corp. *	379,745
13,100	Hartford Financial Services Group (The), Inc.	349,115
11,700	HCP, Inc. REIT	443,898
7,300	Hess Corp.	576,919
7,400	Honeywell International, Inc.	440,670
15,900	Hospitality Properties Trust REIT	392,412
28,300	Host Hotels & Resorts, Inc. REIT	497,514
14,400	Intuit, Inc. *	777,168
21,000	Invesco Ltd.	518,070
207,300	Johnson & Johnson	13,949,217
35,700	Kimberly—Clark Corp.	2,438,310
28,100	Las Vegas Sands Corp. *	1,167,274
10,900	Leucadia National Corp.	386,514
10,500	Limited Brands, Inc.	419,580
3,700	Lubrizol Corp.	497,650
6,500	M&T Bank Corp.	573,950
40,100	Macy’s, Inc.	1,158,088
34,200	Marathon Oil Corp.	1,852,614
10,200	Marriott International, Inc.-Class A	385,662
14,900	McDonald’s Corp.	1,214,946
42,500	Medtronic, Inc.	1,729,750

176,900	Merck & Co., Inc.	6,501,075
62,800	Microsoft Corp.	1,570,628
5,400	Mosaic Co. (The)	382,590
11,200	NASDAQ OMX Group (The), Inc. *	285,824
11,300	National Oilwell Varco, Inc.	820,154
12,600	NetApp, Inc. *	690,102
2,000	Netflix, Inc. *	541,600
5,900	Newfield Exploration Co. *	440,081
25,500	Nike, Inc.-Class B	2,153,475
33,600	NiSource, Inc.	682,080
4,900	Noble Energy, Inc.	456,680
61,300	Oracle Corp.	2,097,686
5,000	Parker Hannifin Corp.	444,250
41,400	Paychex, Inc.	1,337,220
7,200	Peabody Energy Corp.	441,792
30,100	Pepco Holdings, Inc.	601,097
85,500	PepsiCo, Inc.	6,080,760
218,773	Pfizer, Inc.	4,692,681
17,100	Philip Morris International, Inc.	1,226,925
5,700	PPG Industries, Inc.	505,590
3,100	Praxair, Inc.	328,104
1,600	Priceline.com Inc. *	824,304
6,000	Public Storage REIT	710,040
95,800	Qualcomm, Inc.	5,612,922
10,900	Rockwell Collins, Inc.	666,317
17,300	RR Donnelley & Sons Co.	369,182
16,700	Schlumberger Ltd.	1,431,524
9,500	Sigma—Aldrich Corp.	667,755
17,800	Southern Copper Corp.	615,168
22,400	Starbucks Corp.	824,096
6,800	Starwood Hotels & Resorts Worldwide, Inc.	414,664
24,800	Stryker Corp.	1,547,520
8,500	St Jude Medical, Inc.	430,695
33,142	Supervalu, Inc.	340,037
44,400	Sysco Corp.	1,430,124
9,100	T. Rowe Price Group, Inc.	576,030
18,500	TD Ameritrade Holding Corp.	398,675
14,400	Teradata Corp. *	803,376
3,500	Time Warner Cable, Inc.	270,270
10,900	Time Warner, Inc.	397,087
6,900	Torchmark Corp.	457,470
12,900	Travelers Cos. (The), Inc.	800,832
14,200	Union Pacific Corp.	1,490,574
12,200	United Parcel Service, Inc.-Class B	896,578
21,915	UnitedHealth Group, Inc.	1,072,739
21,400	United Technologies Corp.	1,878,278
48,700	Valero Energy Corp.	1,339,250
8,400	Varian Medical Systems, Inc. *	567,336
6,600	Ventas, Inc. REIT	372,240
15,300	Viacom, Inc.-Class B	771,273
15,100	Virgin Media, Inc.	492,562
6,500	Visa, Inc.-Class A	526,890
7,800	Vornado Realty Trust REIT	767,364
106,500	Wal—Mart Stores, Inc.	5,880,930
13,000	WellPoint, Inc.	1,016,210
9,900	Western Digital Corp. *	362,835
15,100	Weyerhaeuser Co.	325,254
4,400	Whiting Petroleum Corp. *	295,240
44,600	Xerox Corp.	455,366

	8,100	Yum! Brands, Inc.	448,092

		Total United States	189,692,926

		TOTAL COMMON STOCKS (COST $324,314,847)	361,414,820

		PREFERRED STOCKS — 0.7%

		Germany — 0.7%
	5,368	Henkel AG & Co KGaA 1.47%	380,425
	18,076	Porsche Automobil Holding SE 1.04%	1,260,942
	5,687	Volkswagen AG 1.82%	1,013,343

		Total Germany	2,654,710

		TOTAL PREFERRED STOCKS (COST $2,036,388)	2,654,710

		RIGHTS AND WARRANTS — 0.0%

		Austria — 0.0%
	7,511	OMV AG Rights, Expires 06/06/11*	—

		Spain — 0.0%
	26,396	Gas Natural SDG SA Rights, Expires 06/14/11*	18,119

		United States — 0.0%
	6,727	American International Group, Inc., Warrants, Strike 45.00, Expires 01/19/21*	61,216

		TOTAL RIGHTS AND WARRANTS (COST $148,280)	79,335

		MUTUAL FUNDS — 3.2%

		United States — 3.2%

		Affiliated Issuers
	486,487	GMO U.S. Treasury Fund	12,167,028

		TOTAL MUTUAL FUNDS (COST $12,167,028)	12,167,028

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.2%

		Time Deposits — 1.2%
AUD	9,276	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.89%, due 06/01/11	9,904
CAD	18,191	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.23%, due 06/01/11	18,776
CHF	8,957	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	10,501
DKK	331,952	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.10%, due 06/01/11	64,082
HKD	334,708	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	43,036
JPY	7,097,160	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	87,071
NOK	58,908	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.40%, due 06/01/11	10,940
SEK	62,757	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.54%, due 06/01/11	10,169
EUR	391,243	Citibank (New York) Time Deposit, 0.19%, due 06/01/11	563,038
GBP	60,579	Citibank (New York) Time Deposit, 0.14%, due 06/01/11	99,652
SGD	89,121	Citibank (New York) Time Deposit, 0.01%, due 06/01/11	72,259
USD	943,960	Citibank (New York) Time Deposit, 0.03%, due 06/01/11	943,960
USD	2,500,000	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/11	2,500,000

		Total Time Deposits	4,433,388

		TOTAL SHORT-TERM INVESTMENTS (COST $4,433,388)	4,433,388

TOTAL INVESTMENTS — 99.4% (Cost $343,099,931)	380,749,281

Other Assets and Liabilities (net) — 0.6%	2,360,689

TOTAL NET ASSETS — 100.0%	$383,109,970

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement			Units of		Appreciation
Date	Counterparty	Deliver/Receive	Currency	Value	(Depreciation)
Buys †
6/17/11	Barclays Bank PLC	CAD	3,146,071	$3,245,935	$(9,553)
6/17/11	Bank of America, N.A.	CHF	3,255,237	3,816,973	169,445
6/17/11	Royal Bank of Scotland PLC	CHF	2,160,310	2,533,102	112,990
6/17/11	Brown Brothers Harriman & Co.	EUR	382,079	549,660	534
6/17/11	Brown Brothers Harriman & Co.	EUR	1,146,535	1,649,411	(50,706)
6/17/11	Brown Brothers Harriman & Co.	GBP	1,287,643	2,117,754	14,350
6/17/11	Deutsche Bank AG	HKD	37,993,622	4,885,527	(2,182)
6/17/11	Royal Bank of Scotland PLC	HKD	33,609,622	4,321,797	(1,598)
6/17/11	Bank of America, N.A.	SEK	12,141,987	1,965,844	20,191
6/17/11	Bank of New York Mellon	SEK	5,162,681	835,862	8,351

6/17/11	Brown Brothers Harriman & Co.	SEK	4,003,522	648,189	6,465
6/17/11	Bank of New York Mellon	SGD	3,066,619	2,486,424	29,788
6/17/11	JPMorgan Chase Bank, N.A.	SGD	3,392,840	2,750,925	34,398
6/17/11	Royal Bank of Scotland PLC	SGD	1,943,689	1,575,949	32,924
6/17/11	State Street Bank and Trust Company	SGD	4,005,840	3,247,948	38,911

				$36,631,300	$404,308

Sales #
6/17/11	Bank of America, N.A.	CHF	1,081,219	$1,267,798	$(10,095)
6/17/11	Bank of America, N.A.	EUR	3,775,970	5,432,128	20,229
6/17/11	Brown Brothers Harriman & Co.	EUR	4,447,864	6,398,718	21,996
6/17/11	Deutsche Bank AG	EUR	4,955,795	7,129,430	20,544
6/17/11	Morgan Stanley Capital Services Inc.	EUR	3,356,248	4,828,314	3,811
6/17/11	Bank of New York Mellon	JPY	56,992,510	699,239	(13,957)
6/17/11	JPMorgan Chase Bank, N.A.	JPY	329,719,457	4,045,317	(81,071)

				$29,800,944	$(38,543)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
21	DAX	June 2011	$5,525,318	$93,218
9	FTSE 100	June 2011	884,669	15,024
49	FTSE/MIB	June 2011	7,453,755	25,662
23	MSCI Singapore	June 2011	1,374,301	20,800
1	S&P 500 E-Mini Index	June 2011	67,195	670

			$15,305,238	$155,374

Sales
21	SPI 200	June 2011	$2,647,306	$(53,742)

As of May 31, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

*	Non-income producing security.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$349,977,756	$49,599,926	$(18,828,401)	$30,771,525
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$11,923,000	$20,661,000	$20,422,304	$2,565	$—	$12,167,028

Totals	$11,923,000	$20,661,000	$20,422,304	$2,565	$—	$12,167,028

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	44.2%
Futures Contracts	0.0%^

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below.

^	Rounds to 0.0%.
See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the fair value of equity securities that underlie futures and derivatives) due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Australia	$—	$3,228,753	$—	$3,228,753
Austria	—	312,824	—	312,824
Belgium	—	503,846	—	503,846
Canada	5,120,252	—	—	5,120,252
Denmark	—	1,117,606	—	1,117,606
France	—	22,718,523	—	22,718,523
Germany	—	17,701,276	—	17,701,276
Greece	—	381,724	—	381,724
Hong Kong	—	734,205	—	734,205
Ireland	—	1,880,682	—	1,880,682
Italy	—	16,989,502	—	16,989,502
Japan	—	37,631,269	—	37,631,269
Singapore	—	8,705,042	—	8,705,042
Spain	—	5,094,824	—	5,094,824
Sweden	—	4,531,563	—	4,531,563
Switzerland	—	3,281,690	—	3,281,690
United Kingdom	—	41,788,313	—	41,788,313
United States	189,692,926	—	—	189,692,926

TOTAL COMMON STOCKS	194,813,178	166,601,642	—	361,414,820

Preferred Stocks
Germany	—	2,654,710	—	2,654,710

TOTAL PREFERRED STOCKS	—	2,654,710	—	2,654,710

Rights and Warrants
Austria	—	0 *	—	0 *
Spain	—	18,119	—	18,119
United States	—	61,216	—	61,216

TOTAL RIGHTS AND WARRANTS	—	79,335	—	79,335

Mutual Funds
United States	12,167,028	—	—	12,167,028

TOTAL MUTUAL FUNDS	12,167,028	—	—	12,167,028

Short-Term Investments	4,433,388	—	—	4,433,388

Total Investments	211,413,594	169,335,687	—	380,749,281

Derivatives**
Forward Currency Contracts
Foreign Currency Risk	—	534,927	—	534,927
Futures Contracts
Equity Risk	670	154,704	—	155,374

Total Derivatives	670	689,631	—	690,301

Total	$211,414,264	$170,025,318	$—	$381,439,582

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives**
Forward Currency Contracts
Foreign Currency Risk	$—	$(169,162)	$—	$(169,162)
Futures Contracts
Equity Risk	—	(53,742)	—	(53,742)

Total Derivatives	—	(222,904)	—	(222,904)

Total	$—	$(222,904)	$—	$(222,904)

*	Represents the interest in securities that have no value at May 31, 2011.

**	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2011, the Fund held rights and warrants received as a result of corporate actions. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$79,335	$—	$79,335
Unrealized appreciation on forward currency contracts	—	534,927	—	—	—	534,927
Unrealized appreciation on futures contracts*	—	—	—	155,374	—	155,374

Total	$—	$534,927	$—	$234,709	$—	$769,636

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(169,162)	$—	$—	$—	$(169,162)
Unrealized depreciation on futures contracts*	—	—	—	(53,742)	—	(53,742)

Total	$—	$(169,162)	$—	$(53,742)	$—	$(222,904)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, and rights and warrants) outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Forward
	Currency	Futures	Rights/
	Contracts	Contracts	Warrants
Average amount outstanding	$66,388,616	$18,502,307	$102,478

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Domestic Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 7.9%

	Corporate Debt — 2.0%
9,312,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	9,917,280

	U.S. Government — 5.7%
26,752,113	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(a)	27,581,857

	U.S. Government Agency — 0.2%
503,093	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 0.85%, due 03/30/19(b)	490,207
466,669	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.15%, due 01/01/12(b)	464,411

	Total U.S. Government Agency	954,618

	TOTAL DEBT OBLIGATIONS (COST $37,769,663)	38,453,755

Shares	Description	Value ($)

	MUTUAL FUNDS — 84.0%

	Affiliated Issuers — 84.0%
45,578,624	GMO Short-Duration Collateral Fund	408,384,475
1,483	GMO Special Purpose Holding Fund(c)	697
26,813	GMO U.S. Treasury Fund	670,599

	TOTAL MUTUAL FUNDS (COST $420,468,390)	409,055,771

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 8.1%

	Money Market Funds — 8.1%
39,669,341	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	39,669,341

	TOTAL SHORT-TERM INVESTMENTS (COST $39,669,341)	39,669,341

	TOTAL INVESTMENTS — 100.0% (Cost $497,907,394)	487,178,867

	Other Assets and Liabilities (net) — 0.00%	26,020

	TOTAL NET ASSETS — 100.0%	$487,204,887

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Swap Agreements
Credit Default Swaps

Maximum Potential
					Implied		Amount of Future
Notional	Expiration		Receive	Annual	Credit	Deliverable	Payments by the Fund	Market
Amount	Date	Counterparty	(Pay)^	Premium	Spread (1)	on Default	Under the Contract (2)	Value
11,500,000 USD	3/20/2013	Barclays Bank PLC	(Pay)	0.61%	0.38%	Health Care Properties	NA	$(62,409)

						Premiums to (Pay) Receive		$—

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
As of May 31, 2011, for futures contracts, swap agreements, written options, and reverse repurchase agreements, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Notes to Schedule of Investments:
MTN — Medium Term Note
The rates shown on variable rate notes are the current interest rates at May 31, 2011, which are subject to change based on the terms of the security.
(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(c)	Underlying investment represents interests in defaulted claims. See “Other Matters” for additional information.
Currency Abbreviations:
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$514,382,523	$700,283	$(27,903,939)	$(27,203,656)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income *	Gains *	Capital*	of period
GMO Short-Duration Collateral Fund	$473,106,122	$—	$—	$446,997	$—	$65,287,966	$408,384,475
GMO Special Purpose Holding Fund	741	—	—	—	—		697
GMO U.S. Treasury Fund	14,663,527	610,000	14,603,000	301	—		670,599

Totals	$487,770,390	$610,000	$14,603,000	$447,298	$—	$65,287,966	$409,055,771

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through May 31, 2011. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 2.3% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. During the period ended May 31, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2011, the total value of securities held indirectly for which no alternative pricing source was available represented 9.0% of the net assets of the Fund.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and market data from pricing vendors) to value credit default swaps.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities by using an estimated specified spread above the LIBOR Rate.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Corporate Debt	$—	$9,917,280	$—	$9,917,280
U.S. Government	—	27,581,857	—	27,581,857
U.S. Government Agency	—	—	954,618	954,618

TOTAL DEBT OBLIGATIONS	—	37,499,137	954,618	38,453,755

Mutual Funds	409,055,074	697	—	409,055,771
Short-Term Investments	39,669,341	—	—	39,669,341

Total Investments	448,724,415	37,499,834	954,618	487,178,867

Total	$448,724,415	$37,499,834	$954,618	$487,178,867

LIABILITY VALUATION INPUTS

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Swap Agreements Credit risk	$—	$(62,409)	$—	$(62,409)

Total	$—	$(62,409)	$—	$(62,409)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes . The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 56.4% and (0.1)% of total net assets, respectively.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
						Change in				(Depreciation)
	Balances as			Accrued	Total	Unrealized				from Investments
	of February			Discounts/	Realized	Appreciation	Transfers	Transfers out	Balances as	Still Held as of
	28, 2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	into Level 3*	of Level 3*	of May 31, 2011	May 31, 2011
Debt Obligations
U.S. Government Agency	$983,567	$—	$(31,443)	$(21)	$(20)	$2,535	$—	$—	954,618	$2,535

Total	$983,567	$—	$(31,443)	$(21)	$(20)	$2,535	$—	$—	$954,618	$2,535

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value beginning of the period and transferred out of Level 3 at the value at the end of the period.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. In addition, holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans).
Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); Credit and Counterparty Risk (risk of default of an issuer or guarantor of fixed income securities, a derivatives counterparty, or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by redeeming Fund shares in large amounts and/or on a frequent basis).
A significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically.

Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used credit default swap agreements to provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.
At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$(62,409)	$—	$—	$(62,409)

Total	$—	$—	$(62,409)	$—	$—	$(62,409)

The derivative financial instruments outstanding as of period end (as disclosed in the Schedule of Investments) serve as an indicator of the volume of derivative activity for the Fund during the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 101.5%

		Albania — 0.3%

		Foreign Government Obligations
USD	9,639,573	Republic of Albania Par Bond, Zero Coupon, due 08/31/25(a)	4,482,401

		Argentina — 14.5%

		Foreign Government Obligations — 12.9%
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	3,735,000
EUR	3,000,000	Republic of Argentina, Step Up, 2.26%, due 12/31/38	1,457,088
USD	1,101,547	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	679,104
EUR	35,146,344	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	36,037,598
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, 6 mo. DEM LIBOR + .81%, due 03/31/23(b)	1,831,774
USD	24,331,990	Republic of Argentina GDP Linked, due 12/15/35(c)	3,990,446
EUR	351,220,524	Republic of Argentina GDP Linked, due 12/15/35(c)	70,761,778
ARS	28,000,000	Republic of Argentina GDP Linked, due 12/31/38(c)(d)	901,420
ARS	28,000,000	Republic of Argentina Global Par Bond, Step Up, 1.18%, due 12/31/38(d)	3,296,056
EUR	197,000,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	97,099,639

			219,789,903

		Judgments — 1.6%
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, 6 mo. LIBOR + .81%, due 03/31/23(b)(d)(e)	18,720,000
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, due 03/31/23(b)(d)(e)	9,450,000

			28,170,000

		Total Argentina	247,959,903

		Bahamas — 0.1%

		Foreign Government Obligations
USD	2,500,000	Commonwealth of Bahamas, Reg S, 6.95%, due 11/20/29	2,625,000

		Barbados — 0.3%

		Foreign Government Obligations
USD	4,800,000	Government of Barbados, Reg S, 7.00%, due 08/04/22	4,968,000

		Belize — 0.6%

		Foreign Government Obligations
USD	12,925,000	Government of Belize, Reg S, Step Up, 6.00%, due 02/20/29	10,857,000

		Bosnia & Herzegovina — 0.7%

		Foreign Government Obligations
DEM	19,185,440	Bosnia & Herzegovina, Series A, Reg S, 6 mo. DEM LIBOR + .81%, 2.06%, due 12/11/17	11,081,566

		Brazil — 4.7%

		Corporate Debt — 0.6%
USD	9,000,000	Petrobras International Finance Co., 6.88%, due 01/20/40	9,652,500

		Foreign Government Agency — 0.5%
USD	9,000,000	Banco Nacional de Desenvolvimento Economico e Social, Reg S, 5.50%, due 07/12/20	9,292,500

		Foreign Government Obligations — 3.6%
USD	164,778	Brazilian Government International Exit Bonds, Odd Lot, 6.00%, due 09/15/13	160,659
USD	4,208,570	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	4,292,742

USD	42,000,000	Republic of Brazil, 8.25%, due 01/20/34(f)	57,057,000

			61,510,401

		Total Brazil	80,455,401

		Chile — 0.1%

		Foreign Government Agency
USD	1,700,000	Empresa Nacional del Petroleo, 144A, 5.25%, due 08/10/20	1,700,000

		Colombia — 1.5%

		Foreign Government Agency — 0.6%
USD	8,000,000	Ecopetrol SA, 7.63%, due 07/23/19	9,460,000

		Foreign Government Obligations — 0.9%
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28	6,151,250
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	9,440,000

			15,591,250

		Total Colombia	25,051,250

		Congo Republic (Brazzaville) — 4.2%

		Foreign Government Obligations
USD	108,440,600	Republic of Congo, Reg S, Series INTL, Step Up, 3.00%, due 06/30/29	71,028,593

		Croatia — 0.5%

		Foreign Government Obligations
USD	8,000,000	Croatia Government International Bond, 144A, 6.38%, due 03/24/21(f)	8,252,000

		Dominican Republic — 4.0%

		Asset-Backed Securities — 1.4%
USD	26,490,064	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24	24,900,660

		Foreign Government Obligations — 2.6%
USD	8,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	8,880,000
USD	42,557,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 1.22%, due 08/30/24	34,896,740

			43,776,740

		Total Dominican Republic	68,677,400

		Ecuador — 0.2%

		Foreign Government Obligations
USD	11,587,000	Republic of Ecuador, Step Up, Reg S, due 08/15/30(b)	3,476,100
USD	1,572,548	Republic of Ecuador PDI (Global Bearer Capitalization Bond), PIK, 6 mo. LIBOR + .81%, 1.31%, due 02/27/15(d)	358,541

		Total Ecuador	3,834,641

		Egypt — 0.2%

		Corporate Debt — 0.0%
USD	196,557	Petroleum Export Ltd., Reg S, 5.27%, due 06/15/11	196,557

		Foreign Government Agency — 0.2%
USD	3,000,000	African Export-Import Bank, 8.75%, due 11/13/14	3,360,000

		Total Egypt	3,556,557

		El Salvador — 1.2%

		Foreign Government Obligations
USD	19,000,000	El Salvador Government International Bond, Reg S, 7.63%, due 02/01/41	19,760,000

		Gabon — 0.5%

		Foreign Government Obligations
USD	7,000,000	Gabonese Republic, Reg S, 8.20%, due 12/12/17	8,207,500

		Grenada — 0.2%

		Foreign Government Obligations
USD	4,350,000	Republic of Grenada, Reg S, Step Up, 2.50%, due 09/15/25	2,610,000

		Indonesia — 2.8%

		Foreign Government Agency
USD	10,600,000	Majapahit Holding BV, 144A, 7.75%, due 01/20/20	12,349,000
USD	31,000,000	Majapahit Holding BV, Reg S, 7.88%, due 06/29/37	35,805,000

		Total Indonesia	48,154,000

		Iraq — 0.8%

		Foreign Government Obligations
USD	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28(f)	13,781,250

		Israel — 0.2%

		Foreign Government Agency
USD	3,000,000	Israel Electric Corp Ltd, 144A, 7.88%, due 12/15/26	3,187,500

		Ivory Coast — 2.0%

		Foreign Government Obligations
USD	65,439,000	Ivory Coast Government International Bond, Reg S, Step Up, 2.50%, due 12/31/32(b)	34,846,268

		Lithuania — 0.7%

		Foreign Government Obligations
USD	6,000,000	Republic of Lithuania, 144A, 6.13%, due 03/09/21	6,442,500
USD	1,000,000	Republic of Lithuania, Reg S, 5.13%, due 09/14/17	1,037,730
USD	4,000,000	Republic of Lithuania, Reg S, 7.38%, due 02/11/20	4,660,000

		Total Lithuania	12,140,230

		Malaysia — 0.9%

		Asset-Backed Securities
MYR	50,000,000	Transshipment Megahub Berhad, Series F, 6.70%, due 11/02/12	15,115,429

		Mexico — 7.6%

		Foreign Government Agency — 3.1%
EUR	37,500,000	Pemex Project Funding Master Trust, Reg S, 5.50%, due 02/24/25	51,969,479

		Foreign Government Obligations — 4.5%
GBP	29,994,000	United Mexican States, GMTN, 6.75%, due 02/06/24	53,534,018
USD	25,000,000	United Mexican States, 5.75%, due 10/12/2110	23,312,500

			76,846,518

		Total Mexico	128,815,997

		Nigeria — 0.4%

		Foreign Government Obligations
USD	6,100,000	Nigeria Government International Bond, Reg S, 6.75%, due 01/28/21	6,359,250

		Pakistan — 0.8%

		Foreign Government Obligations
USD	20,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	14,200,000

		Peru — 2.1%

		Foreign Government Obligations
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	6,101,480
USD	25,000,000	Peru Par Bond, Series 30 Yr., Step Up, 3.00%, due 03/07/27	21,750,000
USD	3,784,333	Peru Trust, Series 97-I-P, Class A3, Zero Coupon, due 12/31/15(d)(g)	567,650
USD	1,293,846	Peru Trust, Series 1998 I-P, Zero Coupon, due 03/10/16(d)(g)	194,077
USD	1,356,611	Peru Trust II, Series 98-A LB, Zero Coupon, due 02/28/16(d)(g)	203,491
USD	8,000,000	Republic of Peru, Series 30 Yr., 5.63%, due 11/18/50(f)	7,520,000

		Total Peru	36,336,698

		Philippines — 8.6%

		Foreign Government Agency — 7.9%
USD	35,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	43,850,730
USD	8,500,000	National Power Corp., Global Bond, 8.40%, due 12/15/16	10,263,750
USD	55,450,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	73,194,000
USD	6,296,000	Power Sector Assets & Liabilities Management Corp., 144A, 7.39%, due 12/02/24	7,342,395

			134,650,875

		Foreign Government Obligations — 0.7%
USD	8,000,000	Republic of Philippines, 5.50%, due 03/30/26	8,060,000
USD	3,000,000	Republic of Philippines, 6.50%, due 01/20/20	3,450,000

			11,510,000

		Total Philippines	146,160,875

		Qatar — 0.4%

		Foreign Government Agency
USD	4,000,000	Qatari Diar Finance QSC, 144A, 5.00%, due 07/21/20	4,100,000
USD	3,500,000	Qtel International Finance Ltd, Reg S, 5.00%, due 10/19/25	3,228,750

		Total Qatar	7,328,750

		Russia — 5.9%

		Corporate Debt — 5.0%
USD	36,200,000	Gaz Capital SA, Reg S, 9.25%, due 04/23/19(f)	45,566,750
USD	3,000,000	Sberbank Capital SA, EMTN, 6.48%, due 05/15/13	3,260,100
USD	14,900,000	Transcapital Ltd. (Transneft), Reg S, 8.70%, due 08/07/18	18,531,875
USD	7,600,000	VTB Capital SA, 144A, 6.55%, due 10/13/20	7,799,500
USD	9,000,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	9,528,750

			84,686,975

		Foreign Government Agency — 0.9%
USD	15,000,000	RSHB Capital SA, Reg S, 6.30%, due 05/15/17	16,186,500

		Total Russia	100,873,475

		Saint Lucia — 0.5%

		Corporate Debt
USD	8,000,000	First Citizens St Lucia Ltd, Reg S, 4.90%, due 02/09/16	8,160,000

		Senegal — 0.4%

		Foreign Government Obligations
USD	5,900,000	Republic of Senegal, 144A, 8.75%, due 05/13/21	6,195,000

		Serbia — 0.8%

		Foreign Government Obligations
USD	13,469,425	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	13,577,180

		South Africa — 0.8%

		Foreign Government Agency — 0.3%
ZAR	163,000,000	Eskom Holdings Ltd., Zero Coupon, due 12/31/32	2,254,837
ZAR	20,000,000	Transnet Ltd., 13.50%, due 04/18/28	3,562,548

			5,817,385

		Foreign Government Obligations — 0.5%
USD	7,500,000	South Africa Government International Bond, 6.25%, due 03/08/41	8,100,000

		Total South Africa	13,917,385

		South Korea — 1.1%

		Foreign Government Agency — 0.8%
USD	8,000,000	Export-Import Bank of Korea, 5.13%, due 06/29/20	8,268,000
USD	4,000,000	Korea Gas Corp., Reg S, 6.00%, due 07/15/14	4,386,400

			12,654,400

		Foreign Government Obligations — 0.3%
USD	5,000,000	Republic of Korea, 5.75%, due 04/16/14	5,506,500

		Total South Korea	18,160,900

		Sri Lanka — 0.5%

		Foreign Government Obligations
USD	1,500,000	Republic of Sri Lanka, Reg S, 8.25%, due 10/24/12	1,610,550
USD	1,000,000	Republic of Sri Lanka, Reg S, 7.40%, due 01/22/15	1,093,700
USD	6,500,000	Republic of Sri Lanka, Reg S, 6.25%, due 10/04/20	6,500,000

		Total Sri Lanka	9,204,250

		Thailand — 0.2%

		Foreign Government Agency
USD	4,000,000	PTTEP Canada International Finance Ltd, 144A, 5.69%, due 04/05/21	4,120,000

		Trinidad And Tobago — 0.9%

		Foreign Government Agency
USD	11,500,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	13,886,250
USD	1,375,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 6.00%, due 05/08/22	1,405,938

		Total Trinidad And Tobago	15,292,188

		Tunisia — 0.3%

		Foreign Government Agency
JPY	360,000,000	Banque Centrale De Tunisie, Series 6BR, 4.35%, due 08/15/17	4,692,676

		Turkey — 4.3%

		Foreign Government Obligations
USD	41,000,000	Republic of Turkey, 6.75%, due 05/30/40(f)	44,341,500
USD	30,000,000	Republic of Turkey, 6.00%, due 01/14/41(f)	29,370,000

		Total Turkey	73,711,500

		Ukraine — 0.5%

		Foreign Government Obligations
USD	8,000,000	Ukraine Government International Bond, 144A, 7.95%, due 02/23/21	8,220,000

		United States — 13.4%

		Asset-Backed Securities — 3.4%
USD	3,557,246	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.68%, due 05/15/24	2,134,348
USD	161,256	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.53%, due 10/25/34	112,073
USD	1,294,299	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.63%, due 10/25/30	944,838
USD	8,298,696	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.40%, due 05/15/36	3,423,212
USD	18,065,942	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.44%, due 12/15/35	10,207,257
USD	13,446,935	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.44%, due 12/15/35	5,714,947
USD	4,040,779	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, 1 mo. LIBOR + ..35%, 0.54%, due 11/25/35	931,804
USD	1,969,676	GSAMP Trust, Series 05-HE6, Class A2B, 1 mo. LIBOR + .19%, 0.38%, due 11/25/35	1,898,767
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, 1 mo. LIBOR + .23%, 0.42%, due 05/25/37	439,375
USD	8,830,123	IXIS Real Estate Capital Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .16%, 0.35%, due 08/25/36	3,355,447
USD	13,000,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.35%, due 10/25/36	4,842,500
USD	7,051,613	Morgan Stanley ABS Capital I, Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.36%, due 03/25/36	5,711,807
USD	14,874,890	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.34%, due 11/25/36	4,700,465
USD	15,073,222	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. LIBOR + .22%, 0.41%, due 11/25/36	5,577,092
USD	12,868,000	Option One Mortgage Loan Trust, Series 06-3, Class 2A4, 1 mo. LIBOR + .22%, 0.41%, due 02/25/37	5,147,200
USD	8,000,000	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. LIBOR + .36%, 0.55%, due 04/25/37	3,020,000

			58,161,132

		U.S. Government — 10.0%
USD	50,000,000	U.S. Treasury Bond, 5.25%, due 02/15/29(f)(h)	58,945,300
USD	59,542,717	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(c) (f) (h)	61,389,494
USD	30,000,000	U.S. Treasury Strip Coupon Bond, due 05/15/23(f)	19,217,880
USD	50,000,000	U.S. Treasury Strip Coupon Bond, due 11/15/23(f)	31,163,300

			170,715,974

		Total United States	228,877,106

		Uruguay — 2.2%

		Foreign Government Obligations
USD	29,851,571	Republic of Uruguay, 7.63%, due 03/21/36	36,792,061
EUR	1,000,000	Republica Oriental de Uruguay, 6.88%, due 01/19/16	1,565,021

		Total Uruguay	38,357,082

		Venezuela — 7.5%

		Corporate Debt — 0.7%
USD	20,000,000	Electricidad de Caracas Finance BV, 8.50%, due 04/10/18	12,100,000

		Foreign Government Agency — 1.0%
USD	24,000,000	Petroleos de Venezuela SA, Reg S, 8.50%, due 11/02/17	17,100,000

		Foreign Government Obligations — 5.8%
USD	30,500,000	Republic of Venezuela, Reg S, 7.75%, due 10/13/19	20,846,750
USD	48,500,000	Republic of Venezuela, Reg S, 12.75%, due 08/23/22	41,588,750
USD	46,000,000	Republic of Venezuela, Reg S, 9.00%, due 05/07/23	31,280,000
USD	8,100,000	Republic of Venezuela, Reg S, 8.25%, due 10/13/24	5,184,000

			98,899,500

		Total Venezuela	128,099,500

		Vietnam — 1.1%

		Foreign Government Obligations
USD	4,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 1.31%, due 03/13/28	3,080,000
USD	19,750,000	Socialist Republic of Vietnam, Series 30 Yr., Step Up, 4.00%, due 03/12/28	14,812,500

		Total Vietnam	17,892,500

		TOTAL DEBT OBLIGATIONS (COST $1,681,418,619)	1,730,884,201

		LOAN ASSIGNMENTS — 1.9%

		Angola — 0.2%
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, 5.96%, due 03/07/13	2,162,000
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, 5.96%, due 07/08/13	2,139,000

		Total Angola	4,301,000

		Dominican Republic — 0.2%
USD	3,600,150	Dominican Republic, 6 mo. LIBOR + 1.75%, 2.22%, due 08/15/15	2,989,925

		Indonesia — 1.0%
EUR	1,905,650	Republic of Indonesia, Indonesia Paris Club Debt, 4.00%, due 06/01/21(i)	2,056,815
USD	3,369,170	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	3,065,945
USD	3,369,170	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	3,065,945
USD	4,493,660	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	4,089,231
USD	1,284,665	Republic of Indonesia Loan Agreement, dated September 29, 1994, 7.24%, due 12/01/11	1,175,468
USD	2,448,420	Republic of Indonesia Loan Agreement, dated September 29, 1994, 6 mo. LIBOR + .88%, 1.38%, due 12/16/19	2,240,305
JPY	64,800,000	Republic of Indonesia Loan Agreement, 6 mo. JPY LIBOR + .88%, 1.21%, due 03/28/13	747,295
USD	1,319,999	Republic of Indonesia Loan Agreement, 6 mo. LIBOR +.88%, 1.25%, due 03/28/13	1,240,799

		Total Indonesia	17,681,803

		Vietnam — 0.5%
USD	16,000,000	Vietnam Shipbuilding Industry Group Loan Agreement, 6 mo. LIBOR + 1.50%, 1.96%, due 06/26/15(b)	8,000,000

		TOTAL LOAN ASSIGNMENTS (COST $37,038,638)	32,972,728

		LOAN PARTICIPATIONS — 6.9%

		Egypt — 0.2%
CHF	4,011,082	Paris Club Loan Agreement (Participation with Standard Chartered Bank), due 01/03/24(i)	3,981,554

		Indonesia — 1.8%
USD	414,667	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.25%, due 12/14/19	377,347
USD	553,066	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.25%, due 12/14/19	503,290
USD	414,667	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.25%, due 12/14/19	377,347
USD	8,800,187	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.34%, due 09/29/19	8,052,171
USD	6,792,453	Republic of Indonesia Loan Agreement (Participation with Morgan Stanley), 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	6,181,133
JPY	383,098,604	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR +.88%, 1.21%, due 03/28/13	4,418,018
USD	11,534,304	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR + 1.25%, 1.51%, due 02/12/13	10,784,575

		Total Indonesia	30,693,881

		Iraq — 2.9%
JPY	643,739,681	Republic of Iraq Paris Club Loan, T Chatani (Participation with Deutsche Bank), due 01/01/28	5,677,338
JPY	4,926,689,255	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/01/28	44,237,550

		Total Iraq	49,914,888

		Russia — 0.7%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd)(b)(d)	10,981,113

		Vietnam — 1.3%
JPY	2,102,657,376	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + ..60%, 0.95%, due 09/01/17	22,184,829

		TOTAL LOAN PARTICIPATIONS (COST $95,246,089)	117,756,265

Par Value		Description	Value ($)

		PROMISSORY NOTES — 0.1%

		Dominican Republic — 0.1%
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 09/15/11	780,473

		Ghana — 0.0%
USD	3,312,500	Republic of Ghana Promissory Notes, 0.00%(b)(d)(j)	331,250

		TOTAL PROMISSORY NOTES (COST $4,107,084)	1,111,723

Principal Amount	Description	Value ($)

	OPTIONS PURCHASED — 0.1%

	Options on Interest Rate Swaps — 0.1%
200,000,000	ILS Swaption Call, Expires 02/16/12, Strike 4.38%, OTC, (CP — JPMorgan Chase Bank, N.A.)(k)	230,850
300,000,000	ILS Swaption Call, Expires 03/01/12, Strike 4.44%, OTC, (CP — JPMorgan Chase Bank, N.A.)(l)	373,254
300,000,000	ILS Swaption Put, Expires 03/01/12, Strike 4.44%, OTC, (CP — JPMorgan Chase Bank, N.A.)(m)	149,214
200,000,000	ILS Swaption Put, Expires 02/16/12, Strike 4.38%, OTC, (CP — JPMorgan Chase Bank, N.A.)(n)	102,736
800,000,000	ZAR Swaption Call, Expires 02/14/12, Strike 7.24%, OTC, (CP — JPMorgan Chase Bank, N.A.)(o)	841,190
800,000,000	ZAR Swaption Put, Expires 02/14/12, Strike 7.24%, OTC, (CP — JPMorgan Chase Bank, N.A.)(p)	175,850

	TOTAL OPTIONS PURCHASED (COST $2,376,432)	1,873,094

Shares	Description	Value ($)

	MUTUAL FUNDS — 4.1%

	United States — 4.1%

	Affiliated Issuers — 4.1%
3,976,082	GMO Short-Duration Collateral Fund	35,625,695
21,409	GMO Special Purpose Holding Fund(q)	10,062
1	GMO U.S. Treasury Fund	31
1,515,449	GMO World Opportunity Overlay Fund	34,537,075

	Total United States	70,172,863

	TOTAL MUTUAL FUNDS (COST $72,717,815)	70,172,863

Shares	Description	Value ($)

	RIGHTS AND WARRANTS — 0.6%

	Nigeria — 0.3%
25,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20*	4,500,000

	Venezuela — 0.3%
6,660	Republic of Venezuela Oil Warrants, Expires 04/15/20*	181,485
205,145	Republic of Venezuela Oil Warrants, Expires 04/15/20*	5,590,201

	Total Venezuela	5,771,686

	Uruguay — 0.0%
4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21*(d)	—

	TOTAL RIGHTS AND WARRANTS (COST $0)	10,271,686

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.7%

	Money Market Funds — 0.7%
11,316,949	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	11,316,949

	TOTAL SHORT-TERM INVESTMENTS (COST $11,316,949)	11,316,949

TOTAL INVESTMENTS — 115.9% (Cost $1,904,221,626)	1,976,359,509

Other Assets and Liabilities (net) — (15.9%)	(270,834,472)

TOTAL NET ASSETS — 100.0%	$1,705,525,037

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
7/12/11	Deutsche Bank AG	EUR	1,800,000	$2,587,962	$(1,338)

Sales #
6/07/11	Deutsche Bank AG	GBP	30,000,000	$49,346,978	$(1,206,577)
7/12/11	Deutsche Bank AG	EUR	305,270,000	438,904,023	7,235,871

7/19/11	Deutsche Bank AG	JPY	4,511,200,000	55,354,575	442,580

				$543,605,576	$6,471,874

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	13,662,917	JPMorgan Chase Bank, N.A., 0.25%, dated 12/08/10, to be repurchased on demand at face value plus accrued interest.(r)	$(13,679,331)
USD	36,015,188	JPMorgan Chase Bank, N.A., 0.75%, dated 02/04/11, to be repurchased on demand at face value plus accrued interest.(r)	(36,100,724)
USD	28,400,000	Barclays Bank PLC, 0.60%, dated 02/04/11, to be repurchased on demand at face value plus accrued interest.(r)	(28,463,960)
USD	31,225,868	Barclays Bank PLC, 0.70%, dated 02/14/11, to be repurchased on demand at face value plus accrued interest.(r)	(31,289,621)
USD	30,958,125	JPMorgan Chase Bank, N.A., 0.75%, dated 02/15/11, to be repurchased on demand at face value plus accrued interest.(r)	(31,025,201)
USD	56,962,500	Barclays Bank PLC, 0.12%, dated 05/13/11, to be repurchased on demand at face value plus interest with a stated maturity date of 06/16/11.	(56,965,538)
USD	30,312,500	Barclays Bank PLC, 0.12%, dated 05/13/11, to be repurchased on demand at face value plus interest with a stated maturity date of 06/16/11.	(30,314,117)
USD	7,533,750	JPMorgan Chase Bank , N.A., 0.35%, dated 05/05/11, to be repurchased on demand at face value plus interest.(r)	(7,535,435)
USD	18,712,500	Barclays Bank PLC, 0.12%, dated 05/13/11, to be repurchased on demand at face value plus interest with a stated maturity date of 06/16/11.	(18,713,498)
USD	16,856,250	Barclays Bank PLC, 0.10%, dated 05/13/11, to be repurchased on demand at face value plus interest with a stated maturity date of 06/13/11.	(16,857,140)
USD	8,214,167	Barclays Bank PLC, 0.40%, dated 04/01/11, to be repurchased on demand at face value plus accrued interest.(r)	(8,219,460)
USD	19,965,000	JPMorgan Chase Bank, N.A., 0.70%, dated 03/04/11, to be repurchased on demand at face value plus accrued interest.(r)	(19,997,998)

			$(299,162,023)

Average balance outstanding			$(288,629,215)
Average interest rate			0.50%
Maximum balance outstanding			$(328,986,285)
Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.
Swap Agreements
Credit Default Swaps

Maximum Potential
						Implied		Amount of Future
Notional		Expiration		Receive	Annual	Credit	Deliverable	Payments by the Fund	Market
Amount		Date	Counterparty	(Pay)^	Premium	Spread (1)	on Default	Under the Contract (2)	Value
10,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.89%	4.82%	Islamic Republic of Pakistan	N/A	$(21,019)

6,000,000	USD	6/20/2011	JPMorgan Chase Bank, N.A.	Receive	3.75%	3.66%	Republic of Georgia	6,000,000	USD	101,522
9,000,000	USD	7/17/2011	UBS AG	Receive	5.05%	2.08%	Government of Ukraine	9,000,000	USD	202,727
5,000,000	USD	7/25/2011	Deutsche Bank AG	Receive	4.68%	3.41%	Government of Ukraine	5,000,000	USD	91,552
7,000,000	USD	8/5/2011	Deutsche Bank AG	Receive	5.00%	3.41%	Government of Ukraine	7,000,000	USD	130,121
620,000,000	MXN	8/20/2011	Deutsche Bank AG	Receive	0.40%	0.18%	United Mexican States	620,000,000	MXN	83,861
20,000,000	USD	8/20/2011	Deutsche Bank AG	(Pay)	0.57%	0.24%	United Mexican States	N/A		(45,636)
3,000,000	USD	8/25/2011	Deutsche Bank AG	Receive	3.60%	25.95%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(125,148)
7,000,000	USD	10/20/2011	JPMorgan Chase Bank, N.A.	(Pay)	2.75%	2.26%	Republic of Argentina	N/A		(35,349)
45,000,000	USD	10/20/2011	Goldman Sachs International	(Pay)	12.35%	2.26%	Republic of Argentina	N/A		(2,411,751)
5,000,000	USD	10/25/2011	Deutsche Bank AG	Receive	4.70%	3.43%	Government of Ukraine	5,000,000	USD	48,496
8,000,000	USD	11/20/2011	JPMorgan Chase Bank, N.A.	(Pay)	2.16%	2.29%	Republic of Argentina	N/A		(386)
2,694,540	USD	12/20/2011	Deutsche Bank AG	Receive	1.60%	1.06%	Stemcor UK Ltd.	2,694,540	USD	17,147
8,500,000	EUR	1/20/2012	Deutsche Bank AG	(Pay)	0.42%	0.46%	Republic of Kazakhstan	N/A		(15,591)
4,100,000,000	KZT	1/20/2012	Deutsche Bank AG	Receive	0.32%	0.34%	Republic of Kazakhstan	4,100,000,000	KZT	26,986
3,000,000	USD	2/25/2012	Deutsche Bank AG	Receive	3.68%	28.50%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(458,561)
5,000,000	USD	7/30/2012	JPMorgan Chase Bank, N.A.	Receive	3.05%	0.26%	Republic of Chile	5,000,000	USD	215,198
5,000,000	USD	8/20/2012	JPMorgan Chase Bank, N.A.	Receive	3.50%	4.85%	Republic of Jamaica	5,000,000	USD	(32,498)
3,000,000	USD	8/28/2012	Deutsche Bank AG	Receive	3.75%	28.80%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(721,657)
15,000,000	USD	9/20/2012	JPMorgan Chase Bank, N.A.	(Pay)	1.15%	0.76%	Republic of Peru	N/A		(111,172)

10,000,000	USD	9/20/2012	JPMorgan Chase Bank, N.A.	(Pay)	1.25%	1.05%	Gazprom OAO	N/A		(50,500)
85,000,000	PEN	9/20/2012	JPMorgan Chase Bank, N.A.	Receive	0.92%	0.57%	Republic of Peru	85,000,000	PEN	192,387
2,000,000	USD	9/20/2012	Goldman Sachs International	(Pay)	9.20%	3.77%	Republic of Argentina	N/A		(176,690)
10,000,000	USD	10/4/2012	JPMorgan Chase Bank, N.A.	Receive	2.95%	0.29%	Republic of Chile	10,000,000	USD	408,041
4,000,000	USD	10/20/2012	UBS AG	(Pay)	3.90%	11.38%	Petroleos de Venezuela	N/A		351,024
4,000,000	USD	10/20/2012	UBS AG	(Pay)	4.13%	11.38%	Petroleos de Venezuela	N/A		338,638
125,384,851	USD	12/20/2012	Morgan Stanley Capital Services Inc.	Receive	0.71%	0.04%	Reference security within CDX	125,384,851	USD	1,499,166
42,000,000	USD	12/20/2012	Morgan Stanley Capital Services Inc.	(Pay)	1.20%	0.09%	Reference security within CDX Index	N/A		(835,153)
22,000,000	USD	6/20/2013	Deutsche Bank AG	(Pay)	5.79%	4.66%	Republic of Argentina	N/A		(1,065,832)
105,121,631	RUB	6/21/2013	Deutsche Bank AG	Receive	2.35%	6.37%	VTB Leasing	105,121,631	RUB	(16,444)
18,375,792	USD	6/24/2013	JPMorgan Chase Bank, N.A.	Receive	1.37%	2.12%	VTB Leasing	18,375,792	USD	(28,688)
277,250,000	PEN	8/20/2013	JPMorgan Chase Bank, N.A.	Receive	0.96%	0.80%	Republic of Peru	277,250,000	PEN	597,761
50,000,000	USD	8/20/2013	JPMorgan Chase Bank, N.A.	(Pay)	1.20%	1.00%	Republic of Peru	N/A		(389,320)
130,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	3.30%	0.70%	Republic of Brazil	130,000,000	USD	8,543,133
80,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	4.05%	0.70%	Republic of Brazil	80,000,000	USD	6,755,889
12,225,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.20%	0.59%	Republic of Brazil	N/A		(9,620,054)
7,335,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.95%	0.59%	Republic of Brazil	N/A		(7,403,355)
10,000,000	USD	12/24/2013	JPMorgan Chase Bank, N.A.	Receive	3.80%	1.10%	Republic of Turkey	10,000,000	USD	854,684
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.68%	1.26%	Republic of Italy	N/A		(205,698)
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.49%	0.33%	Republic of Austria	N/A		(1,373,964)
28,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	1.26%	Republic of Italy	N/A		(427,809)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.45%	0.36%	United Kingdom Government	N/A		(464,691)

10,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.85%	1.26%	Republic of Italy	N/A		(196,751)
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.39%	18.83%	Hellenic Republic of Greece	N/A		11,643,537
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.28%	0.36%	United Kingdom Government	N/A		(1,096,336)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.80%	18.83%	Hellenic Republic of Greece	N/A		4,062,498
2,000,000	USD	8/24/2014	Deutsche Bank AG	(Pay)	4.25%	3.25%	Lebanese Republic	N/A		(82,159)
15,000,000	USD	9/20/2014	Deutsche Bank AG	Receive	3.77%	1.05%	Russian Federation	15,000,000	USD	1,436,453
15,000,000	USD	9/20/2014	Deutsche Bank AG	(Pay)	4.03%	1.32%	Sberbank	N/A		(1,412,475)
5,000,000	USD	3/20/2015	JPMorgan Chase Bank, N.A.	Receive	5.00%	4.28%	Government of Ukraine	5,000,000	USD	174,907
25,000,000	USD	3/20/2015	JPMorgan Chase Bank, N.A.	Receive	5.00%	4.28%	Government of Ukraine	25,000,000	USD	874,536
8,000,000	USD	3/20/2015	JPMorgan Chase Bank, N.A.	Receive	5.00%	4.28%	Government of Ukraine	8,000,000	USD	279,852
575,500,000	EUR	3/20/2015	Deutsche Bank AG	(Pay)	3.72%	10.50%	Venezuela Eurobond	N/A		157,140,076
765,000,000	USD	3/20/2015	Deutsche Bank AG	Receive	3.80%	10.59%	Bolivarian Republic of Venezuela	765,000,000	USD	(148,791,026)
412,500,000	USD	4/20/2015	Deutsche Bank AG	Receive	4.40%	10.62%	Bolivarian Republic of Venezuela	412,500,000	USD	(75,474,386)
300,000,000	EUR	4/20/2015	Deutsche Bank AG	(Pay)	4.32%	10.53%	Bolivarian Republic of Venezuela	N/A		77,029,181
30,000,000	USD	6/20/2015	Barclays Bank PLC	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(3,724,833)
40,000,000	USD	6/20/2015	Barclays Bank PLC	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(4,966,445)
11,000,000	USD	6/20/2015	Deutsche Bank AG	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(1,365,772)
15,000,000	USD	9/20/2015	Barclays Bank PLC	(Pay)	1.00%	0.93%	Republic of Colombia	N/A		(70,656)
56,950,000,000	COP	11/20/2015	Citibank N.A.	Receive	1.81%	0.71%	Republic of Colombia	56,950,000,000	COP	1,419,526
15,000,000	USD	2/20/2016	Citibank N.A.	(Pay)	2.16%	0.98%	Republic of Colombia	N/A		(892,098)
56,700,000,000	COP	2/20/2016	Citibank N.A.	Receive	1.46%	0.74%	Republic of Colombia	56,700,000,000	COP	1,092,435
114,800,000,000	COP	4/20/2016	Citibank N.A.	Receive	1.33%	0.75%	Republic of Colombia	114,800,000,000	COP	1,712,038

25,000,000	USD	4/20/2016	Citibank N.A.	(Pay)	1.90%	0.99%	Republic of Colombia	N/A		(1,114,824)
20,166,667	EUR	6/17/2016	Deutsche Bank AG	Receive	5.60%	10.11%	Republic of Angola	20,166,667	EUR	831,174
20,000,000	USD	8/20/2016	Citibank N.A.	(Pay)	2.15%	1.04%	Republic of Colombia	N/A		(1,222,746)
97,680,000,000	COP	8/20/2016	Citibank N.A.	Receive	1.51%	0.77%	Republic of Colombia	97,680,000,000	COP	2,049,345
32,500,000	USD	2/20/2017	Deutsche Bank AG	Receive	2.43%	10.76%	Bolivarian Republic of Venezuela	32,500,000	USD	(10,237,422)
32,000,000	PEN	5/20/2017	Deutsche Bank AG	Receive	0.79%	1.13%	Republic of Peru	32,000,000	PEN	(196,769)
2,500,000	USD	5/20/2017	Deutsche Bank AG	(Pay)	1.05%	1.42%	Republic of Peru	N/A		49,622
35,000,000	USD	7/20/2017	UBS AG	Receive	2.26%	1.82%	Republic of Turkey	35,000,000	USD	1,161,456
4,500,000	USD	7/20/2017	JPMorgan Chase Bank, N.A.	Receive	3.30%	5.49%	Republic of Jamaica	4,500,000	USD	(416,757)
10,000,000	USD	12/20/2018	Deutsche Bank AG	Receive	0.44%	0.71%	United Kingdom Government	10,000,000	USD	(172,793)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.62%	1.68%	Republic of Italy	10,000,000	USD	(7,290)
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.46%	0.75%	Republic of Austria	30,000,000	USD	1,585,859
20,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.68%	Republic of Italy	20,000,000	USD	39,803
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.70%	1.68%	Republic of Italy	10,000,000	USD	47,093
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.25%	14.76%	Hellenic Republic of Greece	30,000,000	USD	(11,930,632)
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.25%	0.72%	United Kingdom Government	30,000,000	USD	1,197,845
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.61%	14.76%	Hellenic Republic of Greece	10,000,000	USD	(3,854,044)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.35%	0.72%	United Kingdom Government	10,000,000	USD	471,300
6,000,000	USD	3/20/2020	Barclays Bank PLC	Receive	1.00%	2.89%	Republic of Croatia	6,000,000	USD	(743,733)

20,000,000	USD	8/15/2031	Goldman Sachs International	(Pay)	1.84%	1.49%	United Mexican States	N/A	(996,554)

									$(10,246,598)

							Premiums to (Pay) Receive		$222,114

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
46,800,000	PEN	4/21/2014	JPMorgan Chase Bank, N.A.	Receive	5.03%	6 month LIBOR	$564,102
51,000,000	BRL	1/2/2013	JPMorgan Chase Bank, N.A.	Receive	13.80%	Floating Rate CDI	722,467
43,000,000	PEN	2/16/2012	JPMorgan Chase Bank, N.A.	(Pay)	1.41%	6 month LIBOR	66,138
50,000,000,000	KRW	3/23/2016	Merrill Lynch Capital Services	Receive	5.64%	3 month KRW LIBOR	3,466,691

							$4,819,398

				Premiums to (Pay) Receive			$—

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value
15,278,115	USD	12/19/2011	JPMorgan Chase Bank, N.A.	3 month LIBOR + 0.35%	Return on Prestamos Garantizados	$(813,746)
15,124,058	USD	12/19/2011	JPMorgan Chase Bank, N.A.	CER Index + 1.24%	3 month LIBOR	(770,771)
9,329,864	USD	12/19/2011	JPMorgan Chase Bank, N.A.	3 month LIBOR + 0.35%	Return on Prestamos Garantizados	507,256
9,329,864	USD	12/19/2011	JPMorgan Chase Bank, N.A.	CER Index + 3.59%	3 month LIBOR	(607,117)

						$(1,684,378)

				Premiums to (Pay) Receive		$—

As of May 31, 2011, for forward currency contracts, futures contracts, swap agreements, written options, and reverse repurchase agreements, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
CDI — Certificado de Deposito Interbancario
CER — Coeficiente de Estabilizacion de Referencia
CP — Counterparty
DEM LIBOR — London Interbank Offered Rate denominated in Deutsche Marks.
EMTN — Euromarket Medium Term Note
FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
GDP — Gross Domestic Product
GMTN — Global Medium Term Note
ILS TELBOR — Tel Aviv Interbank Offered Rate dominated in Israeli Shekel.
JPY LIBOR — London Interbank Offered Rate denominated in Japanese Yen.
LIBOR — London Interbank Offered Rate
OTC — Over-the-Counter
PDI — Past Due Interest
PIK — Payment In Kind
USD LIBOR — London Interbank Offered Rate denominated in United States Dollars.
VRRB — Variable Rate Reduction Bond
XL — Insured as to the payment of principal and interest by XL Capital Assurance.
ZAR JIBAR — Johannesburg Interbank Offered Rate dominated in South African Rand.
Reg S — Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
The rates shown on variable rate notes are the current interest rates at May 31, 2011, which are subject to change based on the terms of the security.
*	Non-income producing security.

(a)	Security is backed by the U.S. Government.

(b)	Security is in default.

(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(e)	Security represents a judgment against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. See “Other Matters” for additional information.

(f)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(g)	Peru Trust securities are currently in default. See “Other Matters” for additional information.

(h)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral requirements on swap contracts, forward currency contracts, and written options, if any.

(i)	Non-performing. Borrower not currently paying interest.

(j)	Republic of Ghana promissory notes are currently in default. See “Other Matters” for additional information.

(k)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 200,000,000 ILS in which it will pay 3 month ILS TELBOR and will receive 4.38%, maturing on February 20, 2013.

(l)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 300,000,000 ILS in which it will pay 3 month ILS TELBOR and will receive 4.44%, maturing on March 5, 2013.

(m)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 300,000,000 ILS in which it will receive 3 month ILS TELBOR and pay 4.44%, maturing on March 5, 2013.

(n)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 200,000,000 ILS in which it will receive 3 month ILS TELBOR and will pay 4.38%, maturing on February 20, 2013.

(o)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 800,000,000 ZAR in which it will pay 3 month ZAR JIBAR and will receive 7.24%, maturing on February 14, 2013.

(p)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 800,000,000 ZAR in which it will receive 3 month ZAR JIBAR and will pay 7.24%, maturing on February 14, 2013.

(q)	Underlying investment represents interests in defaulted claims. See “Other Matters” for additional information.

(r)	Reverse Repurchase Agreements have an open maturity date and can be closed on demand.
Currency Abbreviations:
ARS — Argentine Peso
BRL — Brazilian Real
CHF — Swiss Franc
COP — Colombian Peso
DEM — Deutsche Mark
EUR — Euro
GBP — British Pound
ILS — Israeli Shekel
JPY — Japanese Yen
KRW — South Korean Won
KZT — Kazakhstan Tenge
MXN — Mexican Peso
MYR — Malaysian Ringgit
PEN — Peruvian Sol
RUB — Russian Ruble
USD — United States Dollar
ZAR — South African Rand
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 1,912,018,490	$215,399,707	$(151,058,688)	$64,341,019
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Returm of	Value, end of
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	period
GMO Short-Duration Collateral Fund	$41,271,731	$—	$—	$38,994	$—	$5,695,440	$35,625,695
GMO Special Purpose Holding Fund	10,705	—	—	—	—	—	10,062
GMO U.S. Treasury Fund	31	—	—	—	—	—	31
GMO World Opportunity Overlay Fund	34,370,376	—	—	—	—	—	34,537,075

Totals	$75,652,843	$—	$—	$38,994	$—	$5,695,440	$70,172,863

*	The table above included estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through May 31, 2011. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 2.7% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. During the period ended May 31, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 18.2% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and market data from pricing vendors) to value certain credit default swaps.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using indicative quotes received from primary pricing sources. In some cases, quotes received from primary pricing sources or prices calculated by using industry models are adjusted by a specified discount for liquidity or other considerations (including the Argentine judgment described in Other Matters below). In addition, the Fund valued certain sovereign debt securities using comparable securities issued by the sovereign adjusted by a specified spread. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR rate. The Fund deemed certain defaulted securities to be worthless. The Fund also used third party valuation services to value certain credit default swaps using unobservable inputs.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$2,134,348	$96,042,873	$98,177,221
Corporate Debt	—	114,796,032	—	114,796,032
Foreign Government Agency	—	198,611,359	146,354,894	344,966,253
Foreign Government Obligations	—	447,748,841	526,309,880	974,058,721
Judgments	—	—	28,170,000	28,170,000
U.S. Government	58,945,300	111,770,674	—	170,715,974

TOTAL DEBT OBLIGATIONS	58,945,300	875,061,254	796,877,647	1,730,884,201

Loan Assignments	—	—	32,972,728	32,972,728
Loan Participations	—	—	117,756,265	117,756,265
Promissory Notes	—	—	1,111,723	1,111,723
Options Purchased	—	1,873,094	—	1,873,094
Mutual Funds	70,162,801	10,062	—	70,172,863
Rights and Warrants	—	—	10,271,686	10,271,686
Short-Term Investments	11,316,949	—	—	11,316,949

Total Investments	140,425,050	876,944,410	958,990,049	1,976,359,509

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	7,678,451	—	7,678,451
Swap Agreements
Credit risk	—	50,560,626	234,196,243	284,756,869
Interest rate risk	—	4,819,398	507,256	5,326,654

Total	$140,425,050	$940,002,885	$1,193,693,548	$2,274,121,483

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(1,207,915)	$—	$(1,207,915)
Swap Agreements
Credit risk	—	(59,195,267)	(235,808,200)	(295,003,467)
Interest rate risk	—	—	(813,746)	(813,746)
Other risk	—	—	(1,377,888)	(1,377,888)

Total	$—	$(60,403,182)	$(237,999,834)	$(298,403,016)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 58.3% and (0.2)% of total net assets, respectively.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
						Change in				(Depreciation)
	Balances as			Accrued		Unrealized			Balances as	from Investments
	of February			Discounts/	Total Realized	Appreciation	Transfers	Transfers out	of May 31,	Still Held as of
	28, 2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	into Level 3*	of Level 3*	2011	May 31, 2011
Debt Obligations
Asset-Backed Securities	$96,820,133	$—	$(4,385,403)	$3,727	$128,835	$3,475,581	$—	$—	$96,042,873	$3,475,581
Corporate Debt	8,020,000	—	(8,000,000)	—	—	(20,000)	—	—	—	—
Foreign Government Agency	137,425,666	18,242,500	(11,426,870)	133,200	440,645	1,539,753	—	—	146,354,894	1,727,964
Foreign Government Obligations	523,408,255	19,951,172	(52,032,508)	3,143,015	8,493,978	23,345,968	—	—	526,309,880	26,238,002
Judgments	28,170,000	—	—	157,816	—	(157,816)	—	—	28,170,000	(157,816)

Total Debt Obligations	793,844,054	38,193,672	(75,844,781)	3,437,758	9,063,458	28,183,486	—	—	796,877,647	31,283,731

Loan Assignments	33,280,252	—	(407,149)	228,159	89,434	(217,968)	—	—	32,972,728	(217,968)
Loan Participations	117,371,965	—	(3,655,404)	512,226	812,975	2,714,503	—	—	117,756,265	2,714,503
Promissory Notes	1,071,677	—	—	19,575	—	20,471	—	—	1,111,723	20,471
Rights and Warrants	10,377,589	—	—	—	—	(105,903)	—	—	10,271,686	(105,903)

Total Investments	955,945,537	38,193,672	(79,907,334)	4,197,718	9,965,867	30,594,589	—	—	958,990,049	33,694,834

Derivatives
Swap Agreements	(10,713,914)	764,490	—	—	(764,490)	7,417,579	—	—	(3,296,335)	7,417,580

Total	$945,231,623	$38,958,162	$(79,907,334)	$4,197,718	$9,201,377	$38,012,168	$—	$—	$955,693,714	$41,112,414

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Loan agreements
The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. Loan agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of May 31, 2011, the Fund had received $298,818,765 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $304,054,847. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
In December 2005, the Fund entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. A judgment was awarded in the Fund’s favor on September 24, 2007; however, the Fund’s ability to collect on this judgment remains uncertain, and the Fund is not able to transfer or sell the judgment without court consent. In late May 2010, Argentina commenced a public debt exchange in which certain defaulted debts, including legal judgments on those debts, were eligible to be exchanged for currently performing Argentina Bonds. The eligible portion of the Fund’s judgment was tendered in the debt exchange and the Fund received new bonds in June 2010. In late December 2010, Argentina commenced its second public debt exchange for the year in which certain defaulted debts, including legal judgments on those debts, were eligible to be exchanged for a combination of currently performing Argentina bonds, GDP-linked securities, and cash. The remaining portion of the Fund’s judgment and other defaulted Argentine debts were tendered and accepted in the debt exchange, and the Fund anticipates receiving the new securities and cash in 2011, subject to certain conditions of the exchange being satisfied. The Fund’s judgment, which continues to be valued according to the Fund’s valuation policy, represented 1.6% of the net assets of the Fund as of May 31, 2011.
Peru Trust, Series 1998 I-P; Peru Trust, Series 97-I-P; and Peru Trust II, Series 98-A LB (the “Peru Trusts”) held by the Fund are currently in default. The Peru Trusts hold obligations of Istituto per i Servizi Assicurativi e il Credito all’Espotazione (“SACE”), the Italian Agency for Insurance of Export Credits. The obligations are payable only to the extent SACE recovers amounts from the Government of Peru (“Peru”) in relation to certain export insurance policies. Peru fully paid all of its obligations to SACE on August 24, 2009; however, payments to the Peru Trusts by SACE remain outstanding. Litigation between the Peru Trusts and SACE is pending in Italy with respect to the outstanding payments. The Peru Trusts’ ability to recover such payments, and the Fund’s corresponding ability to receive payment with respect to its investment in the Peru Trusts, remains uncertain. The Peru Trusts, which continue to be valued according to the Fund’s valuation policy, represented less than 0.1% of the net assets of the Fund as of May 31, 2011. Costs associated with this action are borne by the Fund.
In July 2008, the Fund entered into litigation against GNPA Limited (“GNPA”) (an entity wholly owned by the government of Ghana) seeking payment on an unconditional promissory note issued by GNPA. A judgment was awarded in the Fund’s favor in February 2010; however, the Fund’s ability to collect on this judgment remains uncertain. The defaulted promissory note, which continues to be valued according to the Fund’s valuation policy, represented less than 0.1% of the net assets of the Fund as of May 31, 2011. Costs associated with this action are borne by the Fund.
In connection with the Fund’s purchase of Venezuelan bonds between 2000 and 2002, the Fund acquired warrants which (along with related payments on those warrants) have not been received in custody. The Fund’s trading counterparties have acknowledged their delivery obligations but have not necessarily accepted legal liability for payment. Because there can be no assurance that the Fund will receive the warrants (or related payments), the Fund values the warrants at fair value using methods determined in good faith by or at the discretion of the Trustees of GMO Trust. The value of any possible recovery is carried at $1,015,199, representing less than 0.1% of the net assets of the Fund as of May 31, 2011.
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is typically below investment grade. Below investment grade bonds have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade bonds. This risk is also particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in rapidly declining markets, the percentage decline in the value of the Fund is likely to exceed that of its benchmark.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind. These risks are particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is not widely traded and which may be subject to purchase and sale restrictions. In addition, because the Fund typically invests in securities that are less liquid than those in its benchmark, in rapidly declining markets the percentage decline in the Fund’s investments is likely to exceed that of its benchmark.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries, regions, sectors or companies); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
A significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically.

Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended May 31, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2011, the Fund used purchased option contracts to adjust interest rate exposure, Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used swap agreements to adjust interest rate exposure, adjust exposure to certain markets, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2011, the Fund held rights and warrants to adjust exposure to certain markets. Additionally, the Fund owns warrants linked to the price of oil. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Value of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options, rights and warrants)	$1,873,094	$—	$—	$—	$10,271,686	$12,144,780
Unrealized appreciation on forward currency contracts	—	7,678,451	—	—	—	7,678,451
Unrealized appreciation on swap agreements	5,326,654	—	284,756,869	—	—	290,083,523

Total	$7,199,748	$7,678,451	$284,756,869	$—	$10,271,686	$309,906,754

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(1,207,915)	$—	$—	$—	$(1,207,915)
Unrealized depreciation on swap agreements	(813,746)	—	(295,003,467)	—	(1,377,888)	(297,195,101)

Total	$(813,746)	$(1,207,915)	$(295,003,467)	$—	$(1,377,888)	$(298,403,016)

The volume of derivative activity, based on absolute values (forward currency contracts and rights and warrants), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2011.

	Forward
	Currency	Swap		Rights/
	Contracts	Agreements	Options	Warrants
Average amount outstanding	$584,597,515	$4,731,565,823	$529,790,847	$10,342,288

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 88.7%

	Argentina — 0.0%
3,584	Petrobras Energia SA ADR	74,798

	Brazil — 7.1%
61,802	Banco Bradesco ADR	1,231,096
237,100	Banco do Brasil SA	4,215,278
12,380	Banco Santander Brasil SA ADR	140,637
39,400	BR Malls Participacoes SA	455,994
13,760	Brasil Telecom SA ADR	422,707
6,100	Braskem SA Sponsored ADR	195,688
10,870	Centrais Eletricas Brasileiras SA Sponsored ADR	156,854
6,260	Cia de Saneamento Basico do Estado de Sao Paulo ADR	385,240
18,700	Cia de Saneamento de Minas Gerais-Copasa MG	374,533
1,100	Cia Paranaense de Energia Sponsored ADR	29,205
18,900	Cia Siderurgica Nacional SA Sponsored ADR	269,136
2,500	Companhia Energetica de Minas Gerais Sponsored ADR	47,725
20,809	Companhia Saneamento Basico Sao Paulo	636,899
27,300	Electrobras (Centro) *	387,590
17,600	Fibria Celulose SA Sponsored ADR	274,032
49,400	Gerdau SA	463,394
21,660	Gerdau SA Sponsored ADR	238,910
125,690	Itau Unibanco Holding SA ADR	2,869,503
32,600	Light SA	560,982
8,800	Lojas Renner SA	333,817
54,530	Petroleo Brasileiro SA (Petrobras) ADR	1,888,374
19,900	Porto Seguro SA	308,890
12,300	Sul America SA	155,918
1,700	Tim Participacoes SA ADR	83,181
7,300	Tractebel Energia SA	123,768
18,200	Ultrapar Participacoes SA Sponsored ADR	326,326
17,500	Usinas Siderurgicas de Minas Gerais SA	257,883
5,500	Usinas Siderurgicas de Minas Gerais SA Sponsored ADR	54,615
15,900	Vale SA	506,402
51,500	Vale SA Sponsored ADR	1,661,390
7,200	Vivo Participacoes SA ADR	324,864

	Total Brazil	19,380,831

	Chile — 0.1%
1,060	Embotelladora Andina SA ADR Class B	30,210
12,400	Empresa National de Telecomunicaciones SA	232,075

	Total Chile	262,285

	China — 14.9%
184,000	Agile Property Holdings Ltd	316,792
2,285,000	Agricultural Bank of China Ltd Class H *	1,403,313
61,000	Anhui Conch Cement Co Ltd Class H	271,674
4,873,000	Bank of China Ltd Class H *	2,702,947
971,000	Bank of Communications Co Ltd Class H	1,011,896
788,000	China CITIC Bank Class H *	567,083
379,900	China Coal Energy Co Class H	515,357
403,200	China Communication Services Corp Ltd Class H	258,827
791,000	China Communications Construction Co Ltd Class H	719,756
2,453,000	China Construction Bank Class H *	2,317,093
209,000	China Merchants Bank Co Ltd Class H	532,721
16,000	China Merchants Holdings International Co Ltd	70,328
432,000	China Minsheng Banking Corp Ltd	409,723

479,464	China Mobile Ltd	4,391,828
13,982	China Mobile Ltd Sponsored ADR	639,956
234,000	China National Building Material Co Ltd Class H	477,140
29,900	China Oilfield Services Ltd Class H *	59,340
14,000	China Overseas Land & Investment Ltd	29,251
6,400	China Pacific Insurance Group Co Ltd	26,899
3,783,083	China Petroleum & Chemical Corp Class H	3,780,652
28,000	China Shenhua Energy Co Ltd Class H	139,805
2,553,900	China Telecom Corp Ltd Class H	1,530,972
626,000	China Unicom Hong Kong Ltd	1,395,588
178,200	Citic Pacific Ltd	506,927
335,000	CNOOC Ltd	840,223
2,880	CNOOC Ltd ADR	721,670
182,000	Cosco Pacific Ltd	359,821
640,000	Country Garden Holdings Co	281,687
290,000	Dongfeng Motor Group Co Ltd Class H	513,185
537,000	Evergrande Real Estate Group Ltd	376,620
847,000	GCL-Poly Energy Holdings Ltd	456,856
716,000	GOME Electrical Appliances Holdings Ltd *	282,968
63,600	Guangzhou R&F Properties Co Ltd Class H	88,569
46,000	Hengan International Group Co Ltd	396,772
318,000	Hopson Development Holdings Ltd *	301,893
5,290,000	Industrial and Commercial Bank of China Ltd Class H *	4,458,510
8,000	Inner Mongolia Yitai Coal Co Class B *	54,406
200,000	Jiangxi Copper Co Ltd Class H	678,659
500,000	Lenovo Group Ltd	292,296
155,070	Lianhua Supermarket Holdings Co Ltd	373,018
186,500	Longfor Properties	293,865
1,000	PetroChina Co Ltd ADR	144,120
1,987,553	PetroChina Co Ltd Class H	2,889,800
52,000	Ping An Insurance (Group) Co of China Ltd Class H	558,492
34,000	Shanghai Industrial Holdings Ltd	124,288
53,500	Shimao Property Holdings Ltd	71,472
2,200	Sina Corp *	261,338
138,500	Sino-Ocean Land Holdings Ltd	73,433
2,700	Sohu.com, Inc. *	217,701
19,400	Tencent Holdings Ltd	559,573
17,000	Yangzijiang Shipbuilding Holdings Ltd	22,061
14,000	Yanzhou Coal Mining Co Ltd Class H	58,662
2,900	Yanzhou Coal Mining Co Ltd Sponsored ADR	120,785
664,000	Zijin Mining Group Co Ltd Class H	502,788

	Total China	40,451,399

	Czech Republic — 1.4%
39,973	CEZ AS	2,206,476
3,484	Komercni Banka AS	832,460
4,045	Pegas Nonwovens SA	106,804
356	Philip Morris CR AS	195,958
13,399	Telefonica 02 Czech Republic AS	323,582

	Total Czech Republic	3,665,280

	Egypt — 1.4%
15,862	Alexandria Mineral Oils Co	180,323
152,643	Commercial International Bank	809,857
2,155	EFG-Hermes Holding GDR	15,718
49,211	EFG-Hermes Holding SAE	187,740
8,394	Egyptian Co for Mobile Services	207,999
18,291	ElSwedy Electric Co *	117,891
10,843	Orascom Construction Industries	486,963

530,689	Orascom Telecom Holding SAE *	385,346
85,796	Orascom Telecom Holding SAE GDR (Registered Shares) *	297,808
19,791	Oriental Weavers Co	106,587
75,969	Sidi Kerir Petrochemicals Co	185,483
131,908	South Valley Cement	103,105
191,580	Talaat Moustafa Group *	151,053
181,531	Telecom Egypt	472,386

	Total Egypt	3,708,259

	Hungary — 1.6%
1,327	Egis Gyogyszergyar Nyrt	139,918
136,180	Magyar Telekom Nyrt	402,253
272	MOL Hungarian Oil and Gas Nyrt *	35,059
106,151	OTP Bank Nyrt *	3,512,732
1,510	Richter Gedeon Nyrt	297,991

	Total Hungary	4,387,953

	India — 3.5%
2,477	ACC Ltd	56,702
14,921	Ambuja Cements Ltd	46,044
87,176	Aurobindo Pharma Ltd	343,810
3,958	Bank of Baroda (a)	77,334
5,466	Bank of India	54,237
5,951	Bharat Petroleum Corp Ltd	83,659
83,165	Bharti Airtel Ltd	690,531
4,703	Canara Bank Ltd	57,090
51,188	Essar Oil Ltd *	149,391
9,007	Grasim Industries Ltd (a)	462,943
1,971	HCL Technologies Ltd	22,528
25,358	Hindalco Industries Ltd	111,343
19,300	Hindustan Zinc Ltd	59,214
13,520	Housing Development Finance Corp Ltd	205,508
1,100	ICICI Bank Ltd Sponsored ADR	52,459
9,642	Indian Oil Corp Ltd	70,506
4,831	Infosys Technologies Ltd	299,459
8,560	Infosys Technologies Ltd Sponsored ADR	528,580
32,588	Ipca Laboratories Ltd	239,820
6,316	Jindal Steel & Power Ltd	91,306
17,924	Mphasis Ltd	185,765
74,630	Oil & Natural Gas Corp Ltd	466,958
1,785	Punjab National Bank Ltd (a)	46,563
150,319	Reliance Communications Ltd	299,627
34,039	Reliance Industries Ltd	720,028
1,402	Reliance Industries Ltd Sponsored GDR,144A	59,741
22,964	Rural Electrification Corp Ltd	108,524
84,453	Sesa Goa Ltd	544,548
181,318	Shree Renuka Sugars Ltd	252,023
3,695	State Bank of India	188,760
34,963	Steel Authority of India Ltd	109,635
113,967	Sterlite Industries India Ltd *	435,655
1,600	Sterlite Industries India Ltd ADR *	24,880
62,531	Tata Consultancy Services Ltd	1,606,936
27,984	Tata Steel Ltd	366,507
8,435	Union Bank of India (a)	59,722
18,840	Wipro Ltd	186,651
6,500	Wipro Ltd ADR	89,895

	Total India	9,454,882

	Indonesia — 3.8%
556,000	Astra International Tbk PT	3,828,463
55,500	Bank Central Asia Tbk PT	46,178
1,272,672	Bank Mandiri Tbk PT	1,073,509
1,357,500	Bank Negara Indonesia (Persero) Tbk PT	616,375
1,321,500	Bank Rakyat Tbk PT	983,629
698,000	Indofood Sukses Makmur Tbk PT	441,678
90,500	Indosat Tbk PT	55,654
813,500	Kalbe Farma Tbk PT	340,918
577,000	Perusahaan Gas Negara PT	273,844
133,000	Tambang Batubara Bukit Asam Tbk PT	331,222
1,274,000	Telekomunikasi Indonesia Tbk PT	1,148,351
15,100	Telekomunikasi Indonesia Tbk PT Sponsored ADR	543,298
181,075	United Tractors Tbk PT	488,134

	Total Indonesia	10,171,253

	Israel — 0.0%
1	Delek Real Estate Ltd *	—

	Malaysia — 0.4%
243,300	AMMB Holdings Berhad	523,133
98,760	Genting Berhad	360,982
16,200	Kulim Malaysia Berhad	19,805
155,800	Landmarks Berhad	78,688
200,300	Scomi Group Berhad *	19,296
276,149	Zelan Berhad *	35,771

	Total Malaysia	1,037,675

	Mexico — 1.3%
29,320	America Movil SAB de CV Class L ADR	1,545,164
91,200	Grupo Financiero Banorte SAB de CV Class O	424,122
2,500	Grupo Televisa SA Sponsored ADR *	58,825
68,800	Grupo Televisa SA-Series CPO	322,392
65,045	Telefonos de Mexico SAB de CV Class L Sponsored ADR	1,161,704

	Total Mexico	3,512,207

	Morocco — 0.2%
537	Attijariwafa Bank	26,669
27,286	Maroc Telecom	515,693

	Total Morocco	542,362

	Philippines — 0.7%
35,300	Aboitiz Power Corp	24,686
466,800	Alliance Global Group Inc	113,720
2,118,500	Lopez Holding Corp *	320,493
176,277	Metropolitan Bank & Trust Co	281,842
14,410	Philippine Long Distance Telephone Co	779,484
6,790	Philippine Long Distance Telephone Co Sponsored ADR	368,561
80,000	Universal Robina Corp	81,423
534,000	Vista Land & Lifescapes Inc	39,502

	Total Philippines	2,009,711

	Poland — 2.7%
4,932	Asseco Poland SA	95,278
20,148	Grupa Lotos SA *	343,732
58,179	KGHM Polska Miedz SA	4,084,826
92,826	PGE SA	834,588
36,999	Polski Koncern Naftowy Orlen SA *	730,139

82,723	Polskie Gornictwo Naftowe i Gazownictwo SA	132,175
204,965	Tauron Polska Energia SA *	493,189
76,752	Telekomunikacja Polska SA	505,857

	Total Poland	7,219,784

	Russia — 11.8%
48,840	Gazprom Neft Class S	217,032
3,224	Gazprom Neft JSC Sponsored ADR	71,833
856,943	Gazprom OAO Sponsored ADR	12,657,185
62,000	KamAZ *	139,109
105,103	Lukoil OAO ADR	6,770,508
23,115	Magnit OJSC Sponsored GDR (Registered Shares)	714,112
26,817	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares)	317,797
10,190	Mechel Sponsored ADR	270,035
68,215	MMC Norilsk Nickel JSC ADR	1,719,249
12,512	NovaTek OAO Sponsored GDR (Registered Shares)	1,707,663
30,974	OAO Tatneft Sponsored GDR (Registered Shares)	1,239,674
367,902	Rosneft OJSC GDR (Registered Shares)	3,193,432
130,426	Sberbank Class S	456,366
163,439	Surgutneftegas Sponsored ADR	1,570,786
183,000	United Co RUSAL Plc *	270,734
19,387	Uralkali Sponsored GDR (Registered Shares)	834,508

	Total Russia	32,150,023

	South Africa — 3.4%
10,352	Absa Group Ltd	208,974
88,615	African Bank Investments Ltd	464,183
1,812	African Rainbow Minerals Ltd	54,481
29,231	ArcelorMittal South Africa Ltd *	351,483
144,517	Aveng Ltd	759,503
9,013	Bidvest Group Ltd	205,170
11,122	Exxaro Resources Ltd	264,640
142,522	FirstRand Ltd	429,883
23,737	Foschini Ltd	304,173
4,066	Gold Fields Ltd	67,188
8,000	Gold Fields Ltd Sponsored ADR	131,520
6,753	Impala Platinum Holdings Ltd	188,104
82,681	MTN Group Ltd	1,761,209
39,467	Murray & Roberts Holdings Ltd *	163,169
9,654	Nedbank Group Ltd	212,168
20,247	RMB Holdings Ltd	83,956
25,859	Sanlam Ltd	105,810
38,560	Sasol Ltd	2,058,568
600	Sasol Ltd Sponsored ADR	32,172
121,875	Telkom South Africa Ltd	652,321
21,651	Vodacom Group (Pty) Ltd	265,578
31,400	Wilson Bayly Holmes-Ovcon Ltd	504,174

	Total South Africa	9,268,427

	South Korea — 17.1%
14,469	BS Financial Group Inc *	209,161
31,302	Daegu Bank (a)	463,610
3,278	Daelim Industrial Co Ltd	323,114
1,809	Daewoo Shipbuilding & Marine Engineering Co Ltd	75,042
7,023	Dongbu Insurance Co Ltd	334,919
2,242	Doosan Corp	254,431
11,168	GS Holdings Corp	965,499
37,522	Hana Financial Group Inc	1,353,597
10,405	Hanwha Chemical Corp	473,682

24,847	Hanwha Corp	1,085,049
1,382	Honam Petrochemical Corp	508,551
16,969	Hynix Semiconductor Inc	475,176
8,817	Hyosung Corp	664,827
5,999	Hyundai Heavy Industries Co Ltd	2,816,854
4,325	Hyundai Mipo Dockyard	710,277
4,832	Hyundai Mobis	1,701,260
4,668	Hyundai Motor Co	1,095,414
7,699	Hyundai Steel Co	851,199
47,165	Industrial Bank of Korea	833,079
9,737	INTOPS Co Ltd	152,826
30,538	Kangwon Land Inc	739,775
15,761	KB Financial Group Inc	754,620
1,034	KCC Corp	305,638
17,941	Kia Motors Corp	1,263,112
103,630	Korea Exchange Bank	896,360
12,176	Korea Investment Holdings Co Ltd	383,132
4,725	Korea Kumho Petrochemical Co Ltd	1,071,620
2,663	Korea Zinc Co Ltd	1,009,047
8,160	KT Corp	283,169
21,987	KT&G Corp	1,290,832
1,445	LG Chem Ltd	717,768
7,632	LG Corp	638,109
173	LG Household & Health Care Ltd	70,818
65,898	LG Uplus Corp	351,577
1,450	Lotte Shopping Co Ltd	673,158
95	NHN Corp *	16,928
2,286	OCI Company Ltd	1,048,013
9,144	POSCO	3,719,461
900	POSCO ADR	91,818
3,668	S-Oil Corp	520,402
47,580	Samho International Co Ltd *	110,744
335	Samsung Engineering Co Ltd	76,850
2,975	Samsung Fire & Marine Insurance Co Ltd	570,757
5,183	Samsung Heavy Industries Co Ltd	221,336
7,453	Samsung Life Insurance Co Ltd	622,112
675	Samsung SDI Co Ltd	110,763
6,455	Samsung Securities Co Ltd	477,597
8,497	Samsung Electronics Co Ltd	7,123,928
34,897	Shinhan Financial Group Co Ltd	1,575,314
1,230	SK Innovation Co Ltd	266,387
4,975	SK Telecom Co Ltd	732,525
49,139	SK Telecom Co Ltd ADR	869,269
8,012	SK Holdings Co Ltd	1,513,786
77,196	Woori Finance Holdings Co Ltd	995,548

	Total South Korea	46,459,840

	Sri Lanka — 0.1%
150,111	Hatton National Bank Plc	307,853
9,442	Hatton National Bank Plc (Non Voting)	11,289

	Total Sri Lanka	319,142

	Taiwan — 9.9%
233,983	Advanced Semiconductor Engineering Inc	288,825
43,000	Asia Cement Corp	59,451
133,796	Asustek Computer Inc *	1,403,658
115,000	Catcher Technology Co Ltd	753,076
96,000	Chang Hwa Commercial Bank	82,800
103,000	China Development Financial Holding Corp	42,167

344,500	China Petrochemical Development Corp *	426,258
743,307	China Steel Corp	890,568
626,136	Chinatrust Financial Holding Co Ltd	559,048
638,594	Chunghwa Telecom Co Ltd	2,087,934
4,200	Chunghwa Telecom Co Ltd ADR	137,340
1,326,577	Compal Electronics Inc	1,611,900
555,314	Far Eastone Telecommunications Co Ltd	863,048
257,500	First Financial Holding Co Ltd	222,019
148,000	Formosa Chemicals & Fibre Co	566,290
90,822	Formosa Petrochemical Corp	322,038
185,000	Formosa Plastics Corp	711,149
127,356	Hon Hai Precision Industry Co Ltd	448,380
84,545	HTC Corp	3,611,216
3,184	Largan Precision Co Ltd	105,087
265,028	Lite-On Technology Corp	339,841
706,000	Mega Financial Holding Co Ltd	604,853
326,289	Nan Ya Plastics Corp	908,985
107,793	Novatek Microelectronics Corp Ltd	369,643
189,962	Pegatron Corp *	205,103
131,000	Powertech Technology Inc	490,203
830,200	ProMOS Technologies Inc *	20,671
608,715	Quanta Computer Inc	1,386,796
25,000	Siliconware Precision Industries Co	33,587
2,000	Siliconware Precision Industries Co Sponsored ADR	13,320
635,552	Taishin Financial Holding Co Ltd *	382,809
20,000	Taiwan Cement Corp	29,153
249,476	Taiwan Mobile Co Ltd	674,307
1,397,660	Taiwan Semiconductor Manufacturing Co Ltd	3,740,954
17,997	TPK Holding Co Ltd *	589,008
1,648,000	United Microelectronics Corp	854,879
20,400	United Microelectronics Corp Sponsored ADR	55,488
485,832	Wistron Corp	917,629
87,000	Yuanta Financial Holding Co Ltd	60,131

	Total Taiwan	26,869,612

	Thailand — 4.1%
233,190	Advanced Info Service Pcl (Foreign Registered) (a)	746,556
1,811,088	Asian Property Development Pcl (Foreign Registered) (a)	301,803
13,000	Bangkok Bank Pcl (Foreign Registered) (a)	70,158
138,350	Bangkok Bank Pcl NVDR	739,790
214,100	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	372,760
18,500	Banpu Pcl (Foreign Registered) (a)	451,820
131,500	Electricity Generating Pcl (Foreign Registered) (a)	416,679
126,100	IRPC Pcl (Foreign Registered) (a)	24,347
57,910	Kasikornbank Pcl (Foreign Registered) (a)	241,707
58,400	Kasikornbank Pcl NVDR	239,899
656,700	Krung Thai Bank Pcl (Foreign Registered) (a)	414,145
763,700	LPN Development Pcl (Foreign Registered) (a)	254,553
51,400	PTT Aromatics & Refining Pcl (Foreign Registered) (a)	64,889
90,200	PTT Chemical Pcl (Foreign Registered) (a)	449,539
56,200	PTT Exploration & Production Pcl (Foreign Registered) (a)	329,235
274,322	PTT Pcl (Foreign Registered) (a)	3,204,766
69,039	Siam Cement Pcl (Foreign Registered) (a)	929,660
57,400	Siam Cement Pcl NVDR	672,527
157,450	Siam Commercial Bank Pcl (Foreign Registered) (a)	597,503
115,670	Thai Oil Pcl (Foreign Registered) (a)	308,235
24,300	Total Access Communication Pcl (Foreign Registered) (a)	46,111
86,850	Total Access Communication Pcl NVDR	164,089

	Total Thailand	11,040,771

	Turkey — 3.2%
19,206	Akbank TAS	89,115
125,319	Arcelik AS	652,681
41,789	Emlak Konut Gayrimenkul Yatirim Ortakligi	76,852
40,598	Enka Insaat ve Sanayi AS	147,398
187,403	Eregli Demir ve Celik Fabrikalari TAS	475,254
74,833	Haci Omer Sabanci Holding AS	330,665
149,371	Koc Holding AS	677,954
41,737	Tupras-Turkiye Petrol Rafineriler AS	1,097,135
271,106	Turk Telekomunikasyon AS	1,227,229
174,945	Turkcell Iletisim Hizmet AS *	978,122
242,129	Turkiye Garanti Bankasi	1,081,828
191,149	Turkiye IS Bankasi Class C	598,430
200,420	Turkiye Vakiflar Bankasi TAO Class D	465,043
62,782	Turkiye Halk Bankasi AS	459,021
130,924	Yapi ve Kredi Bankasi AS *	331,536

	Total Turkey	8,688,263

	TOTAL COMMON STOCKS (COST $212,429,006)	240,674,757

	PREFERRED STOCKS — 8.1%

	Brazil — 6.1%
35,700	AES Tiete SA 9.40%	560,022
106,849	Banco Bradesco SA 0.57%	2,100,748
46,500	Banco do Estado do Rio Grande do Sul SA Class B 0.65%	512,524
24,500	Bradespar SA 1.89%	628,902
12,200	Brasil Telecom SA 1.88%	122,870
24,700	Braskem SA, Class A 3.45%	386,684
44,900	Centrais Eletricas Brasileiras SA Class B *	805,368
13,785	Cia Energetica de Minas Gerais 11.96%	258,619
4,200	Companhia de Transmissao de Energia Eletrica Paulista 0.22%	133,900
3,900	Companhia Paranaense de Energia Class B 0.77%	101,347
9,900	Eletropaulo Metropolitana SA 15.16%	218,989
7,000	Gerdau SA 1.43%	76,799
110,552	Itausa-Investimentos Itau SA 0.48%	827,520
33,700	Metalurgica Gerdau SA 1.90%	464,783
10,524	Petroleo Brasileiro SA (Petrobras) 0.52%	160,687
87,690	Petroleo Brasileiro SA Sponsored ADR 0.50%	2,741,189
40,500	Tele Norte Leste Participacoes ADR 2.85%	723,735
12,200	Ultrapar Participacoes SA 3.43%	213,650
107,300	Usinas Siderrurgicas de Minas Gerais SA Class A 3.91%	1,030,325
10,756	Vale SA Class A 2.72%	305,688
145,130	Vale SA Sponsored ADR 3.17%	4,252,309

	Total Brazil	16,626,658

	Chile — 0.0%
2,679	Embotelladora Andina SA B Shares 1.94%	12,852

	Russia — 1.0%
2,160,320	Surgutneftegaz Class S 8.41%	1,090,834
1,112	Transneft 0.77%	1,557,063

	Total Russia	2,647,897

	South Korea — 1.0%
6,584	Hyundai Motor Co 2.05%	488,634

3,972	Samsung Electronics Co Ltd (Non Voting) 1.68%	2,206,045

	Total South Korea	2,694,679

	TOTAL PREFERRED STOCKS (COST $19,789,729)	21,982,086

	INVESTMENT FUNDS — 0.6%

	United States — 0.6%
35,854	Vanguard Emerging Markets ETF (b)	1,760,790

	TOTAL INVESTMENT FUNDS (COST $1,699,019)	1,760,790

	RIGHTS AND WARRANTS — 0.0%

	Malaysia — 0.0%
16,700	Kulim Malaysia Berhad, Warrants, Expires 02/27/16*	5,270

	TOTAL RIGHTS AND WARRANTS (COST $0)	5,270

	MUTUAL FUNDS — 1.0%

	United States — 1.0%

	Affiliated Issuers
103,965	GMO U.S. Treasury Fund	2,600,175

	TOTAL MUTUAL FUNDS (COST $2,600,175)	2,600,175

Par Value	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.0%

	Time Deposits — 1.0%
HKD 1,170,477	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	150,498
ZAR 56,982	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.15%, due 06/01/11	8,367
USD 525,702	Citibank (New York) Time Deposit, 0.03%, due 06/01/11	525,702
USD 2,100,009	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/11	2,100,009

	Total Time Deposits	2,784,576

	TOTAL SHORT-TERM INVESTMENTS (COST $2,784,576)	2,784,576

	TOTAL INVESTMENTS — 99.4% (Cost $239,302,505)	269,807,654

	Other Assets and Liabilities (net) — 0.6%	1,564,660

	TOTAL NET ASSETS — 100.0%	$271,372,314

Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
ADR — American Depositary Receipt
CPO — Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.
ETF — Exchange-Traded Fund
GDR — Global Depository Receipt
NVDR — Non-Voting Depository Receipt

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Represents an investment to obtain exposure in Emerging Markets. The Vanguard Emerging Markets ETF is a separate investment portfolio of Vanguard, Inc., a registered investment company. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while employing a form of sampling to reduce risk.
Currency Abbreviations:
HKD — Hong Kong Dollar
USD — United States Dollar

ZAR — South African Rand
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$242,770,839	$33,332,489	$(6,295,674)	$ 27,036,815
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$14	$6,200,355	$3,601,115	$370	$—	$2,600,175

Totals	$14	$6,200,355	$3,601,115	$370	$—	$2,600,175

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 3.8% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	67.9%

* These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below.

See below for a further discussion on valuation of derivative financial instruments.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the fair value of equity securities that underlie futures and derivatives) due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: Certain of the Fund’s securities in Thailand and India were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations. The Fund valued certain equity securities based on the last traded exchange price adjusted for the movement in a securities index.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active		Significant
	Markets for		Other	Significant
	Identical		Observable	Unobservable
	Assets		Inputs	Inputs
Description	(Level 1)		(Level 2)	(Level 3)	Total
Common Stocks
Argentina	$74,798		$—	$—	$74,798
Brazil	19,380,831		—	—	19,380,831
Chile	262,285		—	—	262,285
China	2,105,570		38,345,829	—	40,451,399
Czech Republic	—		3,665,280	—	3,665,280
Egypt	—		3,708,259	—	3,708,259
Hungary	—		4,387,953	—	4,387,953
India	695,814		8,112,506	646,562	9,454,882
Indonesia	543,298		9,627,955	—	10,171,253
Israel	0	*	—	—	0
Malaysia	—		1,037,675	—	1,037,675
Mexico	3,512,207		—	—	3,512,207
Morocco	—		542,362	—	542,362
Philippines	368,561		1,641,150	—	2,009,711
Poland	—		7,219,784	—	7,219,784
Russia	23,059,595		9,090,428	—	32,150,023
South Africa	163,692		9,104,735	—	9,268,427
South Korea	961,087		45,035,143	463,610	46,459,840
Sri Lanka	—		319,142	—	319,142
Taiwan	206,148		26,663,464	—	26,869,612
Thailand	—		1,816,305	9,224,466	11,040,771
Turkey	—		8,688,263	—	8,688,263

TOTAL COMMON STOCKS	51,333,886		179,006,233	10,334,638	240,674,757

Preferred Stocks
Brazil	16,626,658		—	—	16,626,658
Chile	12,852		—	—	12,852
Russia	—		2,647,897	—	2,647,897
South Korea	—		2,694,679	—	2,694,679

TOTAL PREFERRED STOCKS	16,639,510		5,342,576	—	21,982,086

Investment Funds
United States	1,760,790		—	—	1,760,790

TOTAL INVESTMENT FUNDS	1,760,790		—	—	1,760,790

Rights and Warrants
Malaysia	—		5,270	—	5,270

TOTAL RIGHTS AND WARRANTS	—		5,270	—	5,270

Mutual Funds
United States	2,600,175		—	—	2,600,175

TOTAL MUTUAL FUNDS	2,600,175		—	—	2,600,175

Short-Term Investments	2,784,576		—	—	2,784,576

Total Investments	75,118,937		184,354,079	10,334,638	269,807,654

Total	$75,118,937		$184,354,079	$10,334,638	$269,807,654

*   Represents the interest in securities that have no value at May 31, 2011.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 3.8% of total net assets.

For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

											Net Change in
											Unrealized
											Appreciation
						Change in					(Depreciation)
	Balances as			Accrued		Unrealized				Balances as	from Investments
	of February			Discounts/	Total Realized	Appreciation	Transfer	Transfer out		of May 31,	Still Held as of
	28, 2011	Purchases	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	into level 3 *	of level 3 *		2011	May 31, 2011
Common Stocks
Egypt	$2,848,899	$244,034	$(68,466)	$—	$1,655	$368,612	$—	$(3,394,734	)**	—	$—
India	526,696	380,094	(126,400)	—	7,700	(33,005)	—	(108,523	)**	646,562	(14,455)
Russia	2,973,126	499,949	(1,030,004)	—	371,361	(282,676)	—	(2,531,756)		—	—
South Korea	—	50,488	—	—	—	31,181	381,941	—		463,610	31,181
Thailand	8,703,006	1,060,714	(1,271,920)	—	548,237	184,429	—	—		9,224,466	184,429
Preferred Stocks
Russia	2,878,315	19,723	(46,491)	—	11,559	(215,209)	—	(2,647,897	)**	—	—

Total	$17,930,042	$2,255,002	$(2,543,281)	$—	$940,512	$53,332	$381,941	$(8,682,910)		$10,334,638	$201,155

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between levels were due to a change in observable and/or unobservable inputs.
Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind. These risks are particularly pronounced for the Fund because it typically makes equity investments in companies tied economically to emerging countries and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

• Market Disruption and Geopolitical Risk — Geopolitical events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries and geographic regions); Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Fund of Funds Risk (risk that the underlying funds (including exchange-traded funds (ETFs)) in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2011, the Fund held rights and warrants as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.
At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$5,270	$—	$5,270

Total	$—	$—	$—	$5,270	$—	$5,270

The derivative financial instruments outstanding as of period end (as disclosed in the Schedule of Investments) serve as an indicator of the volume of derivative activity for the Fund during the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Domestic Opportunities Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 90.4%

	Brazil — 9.7%
2,900	Arcos Dorados Holdings Inc Class A *	65,975
11,800	Brasil Brokers Participacoes SA	62,824
3,000	Companhia de Bebidas das Americas	78,187
12	Companhia de Bebidas das Americas (New Shares) *	313
5,700	Fleury SA	93,931
5,200	Itau Unibanco Holding SA ADR	118,716
5,300	Light SA	91,203
3,000	Lojas Renner SA	113,801
8,400	LPS Brasil Consultoria de Imoveis SA	210,832
6,700	Multiplus SA	136,951
3,200	Natura Cosmeticos SA	85,793
11,300	PDG Realty SA Empreendimentos e Participacoes	70,905

	Total Brazil	1,129,431

	China — 25.9%
44,000	Ajisen China Holdings Ltd	93,634
800	Baidu.com Inc Sponsored ADR *	108,568
60,000	Belle International Holdings Ltd	126,870
3,200	China Lodging Group Ltd Sponsored ADR *	60,544
51,000	China Mengniu Dairy Co Ltd	162,742
31,500	China Merchants Bank Co Ltd Class H	80,290
154,000	Dah Chong Hong Holdings Ltd	162,885
17,500	Digital China Holdings Ltd	33,372
110,000	Dongfeng Motor Group Co Ltd Class H	194,656
96,500	Great Wall Motor Co Ltd Class H	135,775
96,000	Haier Electronics Group Co Ltd *	117,511
113,000	Haitian International Holdings Ltd	151,121
14,500	Hengan International Group Co Ltd	125,070
268,000	Hengdeli Holdings Ltd	157,460
2,000	Home Inns & Hotels Management Inc ADR *	81,740
383,000	Industrial and Commercial Bank of China Ltd Class H *	322,799
47,000	Intime Department Store Group Co Ltd	82,014
499,200	Kingdee International Software Group Co Ltd	287,876
108,000	Kunlun Energy Company Ltd	188,742
12,000	MGM China Holdings Ltd *	23,669
164,000	NVC Lighting Holdings Ltd	84,409
55,000	Trinity Ltd	54,609
106,000	Want Want China Holdings Ltd	102,158
13,000	Weichai Power Co Ltd Class H	73,530

	Total China	3,012,044

	India — 11.5%
3,248	Bayer Cropscience Ltd	63,076
7,455	Bharti Airtel Ltd	61,900
2,279	CMC Ltd	124,498
8,381	Coromandel International Ltd	59,077
1,351	Glaxo SmithKline Consumer Healthcare Ltd	68,977
800	HDFC Bank Ltd ADR	130,264
10,576	Indraprastha Gas Ltd	80,291
11,246	IndusInd Bank Ltd (a)	66,000
10,821	Ipca Laboratories Ltd	79,634
2,285	Jubilant Foodworks Ltd *	42,460
4,516	Mahindra & Mahindra Ltd	67,766
1,910	Nestle India Ltd	172,190
24,262	Petronet LNG Ltd	73,311

8,215	Power Finance Corp	36,788
2,142	Rallis India Ltd	67,459
4,796	Shriram Transport Finance Co Ltd	74,665
13,808	Whirlpool of India Ltd *	73,240

	Total India	1,341,596

	Indonesia — 10.3%
46,500	Astra International Tbk PT	320,186
166,500	Bank Central Asia Tbk PT	138,535
365,500	Bank Mandiri Tbk PT	308,302
277,000	Indofood Sukses Makmur Tbk PT	175,279
201,000	Kalbe Farma Tbk PT	84,234
62,787	United Tractors Tbk PT	169,259

	Total Indonesia	1,195,795

	Malaysia — 3.2%
33,100	AMMB Holdings Berhad	71,170
23,700	Genting Berhad	86,627
50,800	Hong Leong Bank Berhad	207,557

	Total Malaysia	365,354

	Mexico — 4.2%
1,200	America Movil SAB de CV Class L ADR	63,240
1,370	First Cash Financial Services, Inc. *	57,197
38,900	Grupo Financiero Banorte SAB de CV Class O	180,903
8,000	Grupo Televisa SA Sponsored ADR *	188,240

	Total Mexico	489,580

	Russia — 5.4%
4,403	Magnit OJSC Sponsored GDR (Registered Shares)	136,026
7,700	Mobile Telesystems Sponsored ADR	156,079
2,612	Pharmstandard GDR (Registered Shares) *	68,009
53,226	Sberbank Class S	186,240
1,953	X5 Retail Group NV GDR (Registered Shares) *	77,630

	Total Russia	623,984

	Singapore — 1.0%
5,703	Asia Pacific Breweries Ltd	118,384

	South Africa — 3.2%
13,498	African Bank Investments Ltd	70,705
6,281	Aspen Pharmacare Holdings Ltd	80,600
5,880	Shoprite Holdings Ltd	86,077
2,432	Tiger Brands Ltd	67,899
4,259	Wilson Bayly Holmes-Ovcon Ltd	68,385

	Total South Africa	373,666

	South Korea — 6.1%
528	GS Home Shopping Inc	75,451
792	Hyundai Mobis	278,849
565	Hyundai Motor Co	132,585
6,435	Kangwon Land Inc	155,886
156	ORION Corp	66,918

	Total South Korea	709,689

	Taiwan — 2.6%
34,000	Chunghwa Telecom Co Ltd	111,166
42,000	Taiwan Mobile Co Ltd	113,522

	45,000	Yungtay Engineering Co Ltd	81,190

		Total Taiwan	305,878

		Thailand — 5.5%
	57,500	BEC World Pcl (Foreign Registered) (a)	68,820
	460,300	Hemaraj Land and Development Pcl NVDR	32,213
	581,600	Home Product Center Pcl (Foreign Registered) (a)	162,197
	26,400	Kasikornbank Pcl NVDR	108,447
	29,300	Siam Makro Pcl (Foreign Registered) (a)	191,451
	41,500	Total Access Communication Pcl NVDR	78,408

		Total Thailand	641,536

		Turkey — 1.8%
	66,309	Dogus Otomotiv Servis ve Ticaret AS *	207,655

		TOTAL COMMON STOCKS (COST $9,859,672)	10,514,592

		PREFERRED STOCKS — 1.5%

		Brazil — 1.5%
	11,300	AES Tiete SA 9.40%	177,262

		TOTAL PREFERRED STOCKS (COST $162,039)	177,262

		INVESTMENT FUNDS — 2.5%

		United States — 2.5%
	5,789	Vanguard Emerging Markets ETF (b)	284,298

		TOTAL INVESTMENT FUNDS (COST $276,917)	284,298

		MUTUAL FUNDS — 2.6%

		United States — 2.6%

		Affiliated Issuers
	11,996	GMO U.S. Treasury Fund	300,031

		TOTAL MUTUAL FUNDS (COST $300,031)	300,031

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.9%

		Time Deposits — 1.9%
HKD	65,299	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	8,396
USD	64,442	Citibank (New York) Time Deposit, 0.03%, due 06/01/11	64,442
USD	150,000	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/11	150,000

		Total Time Deposits	222,838

		TOTAL SHORT-TERM INVESTMENTS (COST $222,838)	222,838

		TOTAL INVESTMENTS — 98.9%
		(Cost $10,821,497)	11,499,021

		Other Assets and Liabilities (net) — 1.1%	133,233

		TOTAL NET ASSETS — 100.0%	$11,632,254

Notes to Schedule of Investments:
ADR — American Depositary Receipt
ETF — Exchange-Traded Fund
GDR — Global Depository Receipt
NVDR — Non-Voting Depository Receipt

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Represents an investment to obtain exposure in Emerging Markets. The Vanguard Emerging Markets ETF is a separate investment portfolio of Vanguard, Inc., a registered investment company. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while employing a form of sampling to reduce risk.
Currency Abbreviations:
HKD — Hong Kong Dollar
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$10,836,965	$822,031	$(159,975)	$662,056
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$—	$7,900,101	$7,600,190	$102	$—	$300,031

Totals	$—	$7,900,101	$7,600,190	$102	$—	$300,031

Emerging Domestic Opportunities Fund (the “Fund”) commenced operations on March 1, 2011.
Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 4.2% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	67.5%

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below.
See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the fair value of equity securities that underlie futures and derivatives) due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: Certain of the Fund’s securities in Thailand and India were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Brazil	$1,129,431	$—	$—	$1,129,431
China	250,852	2,761,192	—	3,012,044
India	130,264	1,145,332	66,000	1,341,596
Indonesia	—	1,195,795	—	1,195,795
Malaysia	—	365,354	—	365,354
Mexico	489,580	—	—	489,580
Russia	156,079	467,905	—	623,984
Singapore	—	118,384	—	118,384
South Africa	—	373,666	—	373,666
South Korea	—	709,689	—	709,689
Taiwan	—	305,878	—	305,878
Thailand	—	219,068	422,468	641,536
Turkey	—	207,655	—	207,655

TOTAL COMMON STOCKS	2,156,206	7,869,918	488,468	10,514,592

Preferred Stocks
Brazil	177,262	—	—	177,262

TOTAL PREFERRED STOCKS	177,262	—	—	177,262

Investment Funds
United States	284,298	—	—	284,298

TOTAL INVESTMENT FUNDS	284,298	—	—	284,298

Mutual Funds
United States	300,031	—	—	300,031

TOTAL MUTUAL FUNDS	300,031	—	—	300,031

Short-Term Investments	222,838	—	—	222,838

Total Short-Term Investments	222,838	—	—	222,838

Total Investments	3,140,635	7,869,918	488,468	11,499,021

Total	$3,140,635	$7,869,918	$488,468	$11,499,021

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 4.2% of total net assets.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
						Change in				from
	Balances as of			Accrued		Unrealized				Investments Still
	February 28,			Discounts/	Total Realized	Appreciation	Transfer into	Transfer out of	Balances as of	Held as May 31,
	2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	level 3 *	level 3 *	May 31, 2011	2011
Common Stocks
India	$—	$71,124	$—	$—	$—	$(5,124)	$—	$—	$66,000	$(5,124)
Thailand	—	366,410	(19,143)	—	2,306	$72,895	—	—	422,468	72,895

Total	$—	$437,534	$(19,143)	$—	$2,306	$67,771	$—	$—	$488,468	$67,771

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments related to emerging markets, the economies of which tend to be more volatile than the economies of developed markets.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Focused Investment Risk — The Fund’s investments in companies whose prospects are linked to the internal development and growth of emerging markets create additional risk because the performance of those companies is likely to be highly correlated.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations. The Fund is also subject to risk because the Fund does not seek to control risk relative to a particular securities market index or benchmark.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds (including ETFs) in which it invests will not perform as expected.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-

market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 88.7%

	Argentina — 0.0%
46,910	Petrobras Energia SA ADR	979,012

	Brazil — 7.1%
181,500	Arcos Dorados Holdings Inc Class A *	4,129,125
2,757,510	Banco Bradesco ADR	54,929,599
9,952,000	Banco do Brasil SA	176,931,453
520,220	Banco Santander Brasil SA ADR	5,909,699
1,559,400	BR Malls Participacoes SA	18,047,627
1,050,100	Brasil Brokers Participacoes SA	5,590,772
557,865	Brasil Telecom SA ADR	17,137,613
95,000	Braskem SA Sponsored ADR	3,047,600
186,980	Centrais Eletricas Brasileiras SA ADR	3,417,994
485,770	Centrais Eletricas Brasileiras SA Sponsored ADR	7,009,661
448,800	CETIP SA	6,926,497
215,210	Cia de Saneamento Basico do Estado de Sao Paulo ADR	13,244,023
750,900	Cia de Saneamento de Minas Gerais-Copasa MG	15,039,417
27,600	Cia Paranaense de Energia Sponsored ADR	732,780
806,300	Cia Siderurgica Nacional SA Sponsored ADR	11,481,712
217,400	Companhia de Bebidas das Americas	5,665,972
860	Companhia de Bebidas das Americas (New Shares) *	22,414
118,400	Companhia Energetica de Minas Gerais Sponsored ADR	2,260,256
1,040,302	Companhia Saneamento Basico Sao Paulo	31,840,395
1,280,592	Electrobras (Centro) *	18,181,119
487,300	Fibria Celulose SA Sponsored ADR	7,587,261
370,500	Fleury SA	6,105,530
1,972,300	Gerdau SA	18,501,055
623,560	Gerdau SA Sponsored ADR	6,877,867
5,559,950	Itau Unibanco Holding SA ADR	126,933,659
1,468,800	Light SA	25,275,183
440,400	Lojas Renner SA	16,706,031
911,000	LPS Brasil Consultoria de Imoveis SA	22,865,220
808,800	Multiplus SA	16,532,277
192,500	Natura Cosmeticos SA	5,160,989
847,400	PDG Realty SA Empreendimentos e Participacoes	5,317,230
2,463,090	Petroleo Brasileiro SA (Petrobras) ADR	85,296,807
764,300	Porto Seguro SA	11,863,544
325,000	Tractebel Energia SA	5,510,220
189,600	Ultrapar Participacoes SA Sponsored ADR	3,399,528
22,700	Usinas Siderurgicas de Minas Gerais SA Sponsored ADR	225,411
1,723,800	Vale SA	54,901,569
1,388,400	Vale SA Sponsored ADR	44,789,784
221,200	Vivo Participacoes SA ADR	9,980,544

	Total Brazil	875,375,437

	Chile — 0.1%
563,376	Empresa National de Telecomunicaciones SA	10,543,984
29,469,725	Madeco SA *	1,591,245

	Total Chile	12,135,229

	China — 15.9%
8,532,000	Agile Property Holdings Ltd	14,689,492
89,069,000	Agricultural Bank of China Ltd Class H *	54,700,965
2,558,000	Ajisen China Holdings Ltd	5,443,526
1,175,000	Anhui Conch Cement Co Ltd Class H	5,233,065
49,800	Baidu.com Inc Sponsored ADR *	6,758,358

214,289,640	Bank of China Ltd Class H *	118,861,806
35,846,800	Bank of Communications Co Ltd Class H	37,356,557
3,218,000	Belle International Holdings Ltd	6,804,456
35,496,000	China CITIC Bank Class H *	25,544,651
15,687,700	China Coal Energy Co Class H	21,281,308
17,755,700	China Communication Services Corp Ltd Class H	11,397,952
11,664,000	China Communications Construction Co Ltd Class H	10,613,447
127,566,000	China Construction Bank Class H	120,498,289
189,400	China Lodging Group Ltd Sponsored ADR *	3,583,448
2,873,000	China Mengniu Dairy Co Ltd	9,167,787
9,266,500	China Merchants Bank Co Ltd Class H	23,619,410
19,709,000	China Minsheng Banking Corp Ltd	18,692,645
23,075,942	China Mobile Ltd	211,372,611
330,300	China Mobile Ltd Sponsored ADR	15,117,831
7,738,000	China National Building Material Co Ltd Class H	15,778,255
2,045,400	China Oilfield Services Ltd Class H *	4,059,306
71,200	China Petroleum & Chemical Corp ADR	7,109,320
157,403,351	China Petroleum & Chemical Corp Class H	157,302,198
1,062,500	China Shenhua Energy Co Ltd Class H	5,305,115
43,200,000	China Shipping Container Lines Co Ltd Class H *	16,299,398
8,527,600	China State Construction International Holdings Ltd	9,136,123
98,686,000	China Telecom Corp Ltd Class H	59,158,725
5,546,400	China Ting Group Holding Ltd	727,620
18,109,900	China Unicom Hong Kong Ltd	40,373,747
1,005,000	China Unicom Hong Kong Ltd ADR	22,190,400
7,563,400	Citic Pacific Ltd	21,515,665
21,958,000	CNOOC Ltd	55,073,462
36,020	CNOOC Ltd ADR	9,025,892
4,691,600	Cosco Pacific Ltd	9,275,482
9,305,000	Dah Chong Hong Holdings Ltd	9,841,876
1,969,500	Digital China Holdings Ltd	3,755,794
16,168,000	Dongfeng Motor Group Co Ltd Class H	28,610,971
3,234,000	Dongyue Group	3,314,324
2,317,000	Galaxy Entertainment Group Ltd *	5,279,448
35,365,000	GCL-Poly Energy Holdings Ltd	19,075,205
20,048,000	GOME Electrical Appliances Holdings Ltd *	7,923,099
5,756,000	Great Wall Motor Co Ltd Class H	8,098,638
5,526,000	Haier Electronics Group Co Ltd *	6,764,226
16,764,400	Haitian International Holdings Ltd	22,420,015
2,306,000	Hengan International Group Co Ltd	19,890,375
15,316,000	Hengdeli Holdings Ltd	8,998,731
121,100	Home Inns & Hotels Management Inc ADR *	4,949,357
12,943,000	Hopson Development Holdings Ltd *	12,287,422
260,150,000	Industrial and Commercial Bank of China Ltd Class H *	219,259,217
2,754,000	Intime Department Store Group Co Ltd	4,805,652
7,448,000	Jiangsu Expressway Co Ltd Class H	7,809,063
16,204,900	Jiangxi Copper Co Ltd Class H	54,988,017
27,814,000	Kingdee International Software Group Co Ltd	16,039,659
6,178,000	Kunlun Energy Company Ltd	10,796,741
4,952,160	Lianhua Supermarket Holdings Co Ltd	11,912,319
3,404,000	Longfor Properties	5,363,624
2,814,800	MGM China Holdings Ltd *	5,551,895
7,662,000	MIE Holdings Corp	3,729,147
5,434,700	Minth Group Ltd	7,342,522
26,692,000	NVC Lighting Holdings Ltd	13,738,012
6,356,172	Peace Mark Holdings Ltd * (a) (b)	—
421,600	Perfect World Co Ltd ADR *	9,970,840
92,200	PetroChina Co Ltd ADR	13,287,864
82,600,301	PetroChina Co Ltd Class H	120,096,580
3,299,000	Ping An Insurance (Group) Co of China Ltd Class H	35,431,998
6,109,500	Sany Heavy Equipment International Holdings Co Ltd	7,279,357

416,700	Sohu.com, Inc. *	33,598,521
1,817,800	Suntech Power Holdings Co Ltd ADR *	14,760,536
4,270,000	Tingyi (Cayman Islands) Holding Corp	13,134,514
3,222,000	Trinity Ltd	3,199,070
6,006,000	Want Want China Holdings Ltd	5,788,293
4,494,600	Weichai Power Co Ltd Class H	25,422,244
1,121,400	Yanzhou Coal Mining Co Ltd Class H	4,698,858
51,800	Yanzhou Coal Mining Co Ltd Sponsored ADR	2,157,470

	Total China	1,964,439,806

	Czech Republic — 1.3%
1,717,300	CEZ AS	94,793,530
151,900	Komercni Banka AS	36,294,691
192,730	Pegas Nonwovens SA	5,088,847
10,910	Philip Morris CR AS	6,005,327
525,860	Telefonica 02 Czech Republic AS	12,699,359

	Total Czech Republic	154,881,754

	Egypt — 1.4%
1,203,170	Alexandria Mineral Oils Co	13,677,948
9,183,853	Arab Cotton Ginning	5,759,502
7,029,375	Commercial International Bank	37,294,790
47,687	EFG-Hermes Holding GDR	347,806
2,418,852	EFG-Hermes Holding SAE	9,227,920
396,032	Egyptian Co for Mobile Services	9,813,471
777,736	ElSwedy Electric Co *	5,012,735
465,596	Orascom Construction Industries	20,910,098
15,779,783	Orascom Telecom Holding SAE *	11,458,077
3,571,819	Orascom Telecom Holding SAE GDR (Registered Shares) *	12,398,213
4,779,007	Sidi Kerir Petrochemicals Co	11,668,271
7,721,259	South Valley Cement	6,035,267
8,955,884	Talaat Moustafa Group *	7,061,336
8,909,014	Telecom Egypt	23,183,328

	Total Egypt	173,848,762

	Hungary — 1.5%
58,816	Egis Gyogyszergyar Nyrt	6,201,509
5,747,112	Magyar Telekom Nyrt	16,976,008
4,540,832	OTP Bank Nyrt *	150,264,500
73,207	Richter Gedeon Nyrt	14,447,033

	Total Hungary	187,889,050

	India — 4.1%
287,593	Aban Offshore Ltd	3,763,667
2,722,125	Aurobindo Pharma Ltd	10,735,693
186,102	Bayer Cropscience Ltd	3,614,095
4,783,690	Bharti Airtel Ltd	39,719,678
463,676	Bhushan Steel Ltd	4,687,154
51,650	CMC Ltd	2,821,550
630,046	Coal India Ltd	5,699,943
438,520	Coromandel International Ltd	3,091,100
2,123,967	Essar Oil Ltd *	6,198,727
13,834	Glaxo SmithKline Consumer Healthcare Ltd	706,308
498,557	Grasim Industries Ltd (a)	25,624,920
69,507	HDFC Bank Ltd	3,675,562
33,000	HDFC Bank Ltd ADR	5,373,390
5,303,728	Hexaware Technologies Ltd	7,991,213
1,869,478	Hindalco Industries Ltd	8,208,588
7,688,169	Housing Development & Infrastructure Ltd *	28,851,006
1,737,939	HSIL Ltd	6,416,951

1,936,384	Indraprastha Gas Ltd	14,700,642
923,912	IndusInd Bank Ltd (a)	5,422,200
139,537	Infosys Technologies Ltd	8,649,482
515,090	Infosys Technologies Ltd Sponsored ADR	31,806,807
1,616,063	Ipca Laboratories Ltd	11,892,869
136,706	Jubilant Foodworks Ltd *	2,540,278
1,008,133	Kiri Industries Ltd (c)	5,080,391
263,108	Mahindra & Mahindra Ltd	3,948,130
1,321,867	MedQuist Holdings Inc. *(d)	17,699,799
743,381	Mphasis Ltd	7,704,421
117,535	Nestle India Ltd	10,595,990
3,298,768	Oil & Natural Gas Corp Ltd	20,640,322
2,147,936	Petronet LNG Ltd	6,490,285
1,849,031	Power Finance Corp	8,280,320
26,035	Rallis India Ltd	819,934
1,768,272	Reliance Communications Ltd	3,524,654
1,462,253	Reliance Industries Ltd	30,931,093
46,756	Reliance Industries Ltd Sponsored GDR 144A	1,992,336
754,729	Rural Electrification Corp Ltd	3,566,714
4,784,606	Sesa Goa Ltd	30,850,864
5,600,983	Shree Renuka Sugars Ltd	7,785,079
273,556	Shriram Transport Finance Co Ltd	4,258,789
1,181,321	Sterlite Industries India Ltd *	4,515,763
218,000	Sterlite Industries India Ltd ADR *	3,389,900
2,466,730	Tata Consultancy Services Ltd	63,390,588
723,290	Tata Steel Ltd	9,472,952
604,323	Torrent Pharmaceuticals Ltd	8,315,668
2,667,403	Welspun Gujarat Stahl Ltd *	10,478,693
526,086	Whirlpool of India Ltd *	2,790,455

	Total India	508,714,963

	Indonesia — 4.0%
22,611,000	Astra International Tbk PT	155,693,145
221,375,500	Bakrie Telecom Tbk PT *	9,727,779
13,617,500	Bank Central Asia Tbk PT	11,330,335
72,227,702	Bank Mandiri Tbk PT	60,924,662
45,554,000	Bank Negara Indonesia (Persero) Tbk PT	20,683,851
51,391,000	Bank Rakyat Tbk PT	38,251,727
48,518,500	Gajah Tunggal Tbk PT	16,914,769
68,650,000	Global Mediacom Tbk PT	6,759,255
595,650	Indah Kiat Pulp and Paper Corp Tbk PT *	104,703
41,074,550	Indofood Sukses Makmur Tbk PT	25,990,994
40,351,500	Kalbe Farma Tbk PT	16,910,321
9,385,100	Matahari Putra Prima Tbk PT	1,473,923
65,683,500	Media Nusantara Citra Tbk PT	7,463,999
22,513,500	Perusahaan Gas Negara PT	10,684,900
3,504,000	Straits Asia Resources Ltd	8,637,588
4,473,000	Tambang Batubara Bukit Asam Tbk PT	11,139,516
57,414,500	Telekomunikasi Indonesia Tbk PT	51,751,946
356,800	Telekomunikasi Indonesia Tbk PT Sponsored ADR	12,837,664
10,027,112	United Tractors Tbk PT	27,030,661

	Total Indonesia	494,311,738

	Kazakhstan — 0.2%
958,945	KazMunaiGas Exploration Production GDR	20,706,817

	Malaysia — 0.8%
10,815,700	AMMB Holdings Berhad	23,255,436
10,892,200	DRB-Hicom Berhad	8,107,144
4,544,300	Genting Berhad	16,610,057
3,047,900	Hong Leong Bank Berhad	12,452,985

1,355,284	Kulim Malaysia Berhad	1,656,914
16,750,200	Lion Industries Corp Berhad	8,793,463
5,640,700	Petronas Chemicals Group Berhad *	13,568,849
2,944,968	Shangri-La Hotels Berhad	2,543,710
5,241,700	UMW Holdings Berhad	12,414,452
4,880,789	Zelan Berhad *	632,228

	Total Malaysia	100,035,238

	Mexico — 1.5%
10,638,900	America Movil SAB de CV Class L	28,074,619
861,800	America Movil SAB de CV Class L ADR	45,416,860
70,700	First Cash Financial Services, Inc. *	2,951,725
5,494,000	Grupo Financiero Banorte SAB de CV Class O	25,549,619
413,900	Grupo Televisa SA Sponsored ADR *	9,739,067
2,974,700	Grupo Televisa SA-Series CPO	13,939,242
2,895,220	Telefonos de Mexico SAB de CV Class L Sponsored ADR	51,708,629

	Total Mexico	177,379,761

	Morocco — 0.1%
754,261	Maroc Telecom	14,255,184

	Philippines — 0.7%
96,137,900	Lopez Holding Corp *	14,544,017
5,034,192	Metropolitan Bank & Trust Co	8,048,975
617,240	Philippine Long Distance Telephone Co	33,388,530
256,900	Philippine Long Distance Telephone Co Sponsored ADR	13,944,532
12,515,500	Universal Robina Corp	12,738,190
34,040,800	Vista Land & Lifescapes Inc	2,518,126

	Total Philippines	85,182,370

	Poland — 2.3%
235,861	Asseco Poland SA	4,556,427
645,810	Grupa Lotos SA *	11,017,769
2,343,361	KGHM Polska Miedz SA	164,530,534
4,080,455	PGE SA	36,686,909
1,305,700	Polski Koncern Naftowy Orlen SA *	25,766,707
5,494,507	Polskie Gornictwo Naftowe i Gazownictwo SA	8,779,117
4,613,027	Synthos SA *	9,093,064
8,489,672	Tauron Polska Energia SA *	20,427,928

	Total Poland	280,858,455

	Russia — 11.3%
1,648,382	Gazprom Neft Class S	7,324,984
132,149	Gazprom Neft JSC Sponsored ADR	2,944,362
36,903,274	Gazprom OAO Sponsored ADR	545,067,262
4,393,917	Lukoil OAO ADR	283,046,612
1,152,931	Magnit OJSC Sponsored GDR (Registered Shares)	35,618,490
1,165,199	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares)	13,808,303
279,970	Mechel Sponsored ADR	7,419,205
2,751,536	MMC Norilsk Nickel JSC ADR	69,348,007
484,860	Mobile Telesystems Sponsored ADR	9,828,112
564,838	NovaTek OAO Sponsored GDR (Registered Shares)	77,090,229
1,393,090	OAO Tatneft Sponsored GDR (Registered Shares)	55,755,723
159,995	Pharmstandard GDR (Registered Shares) *	4,165,804
14,281,426	Rosneft OJSC GDR (Registered Shares)	123,964,434
1,427,522	Rostelecom *	7,826,251
999,579	Rostelecom (Subscription Shares) *	5,499,737
135,000	Russia Petroleum Class S * (a)	1,350
7,704,973	Sberbank Class S	26,960,016
7,046,701	Surgutneftegas Sponsored ADR	67,724,730

340,452	TNK-BP Holding Class S	1,075,022
9,930,800	United Co RUSAL Plc *	14,691,814
752,762	Uralkali Sponsored GDR (Registered Shares)	32,402,438
130,570	X5 Retail Group NV GDR (Registered Shares) *	5,190,059

	Total Russia	1,396,752,944

	South Africa — 3.0%
610,614	Absa Group Ltd	12,326,343
3,771,409	African Bank Investments Ltd	19,755,378
1,097,132	ArcelorMittal South Africa Ltd	13,192,279
387,057	Aspen Pharmacare Holdings Ltd *	4,966,876
9,806,820	Blue Label Telecoms Ltd	7,930,649
487,031	Exxaro Resources Ltd	11,588,571
8,577,939	FirstRand Ltd	25,873,295
776,775	Foschini Ltd	9,953,813
359,616	Gold Fields Ltd	5,942,396
170,100	Gold Fields Ltd Sponsored ADR	2,796,444
2,248,924	Grindrod Ltd	4,725,851
392,639	Impala Platinum Holdings Ltd	10,936,917
3,543,793	MTN Group Ltd	75,487,252
1,634,687	Sanlam Ltd	6,688,801
1,468,755	Sasol Ltd	78,411,096
119,400	Sasol Ltd Sponsored ADR	6,402,228
347,293	Shoprite Holdings Ltd	5,084,033
4,507,143	Telkom South Africa Ltd	24,123,938
165,916	Tiger Brands Ltd	4,632,189
907,000	Vodacom Group (Pty) Ltd	11,125,566
1,836,872	Wilson Bayly Holmes-Ovcon Ltd	29,493,707

	Total South Africa	371,437,622

	South Korea — 16.1%
644,915	BS Financial Group Inc *	9,322,776
1,288,302	Daegu Bank (a)	19,080,884
137,991	Daelim Industrial Co Ltd	13,601,853
309,808	Dongbu Insurance Co Ltd	14,774,382
348,330	Dongkuk Steel Mill Co Ltd	12,823,703
65,949	Doosan Corp	7,484,154
289,126	Edu Ark Co Ltd * (a)	—
498,376	Finetex EnE Inc *	992,405
529,809	GS Holdings Corp	45,803,182
59,217	GS Home Shopping Inc	8,462,132
1,486,859	Hana Financial Group Inc	53,638,084
435,269	Hanwha Chemical Corp	19,815,371
992,625	Hanwha Corp	43,347,157
54,901	Honam Petrochemical Corp	20,202,582
712,510	Hynix Semiconductor Inc	19,952,145
335,893	Hyosung Corp	25,327,280
127,434	Hyundai Development Co	3,357,602
41,188	Hyundai Elevator Co Ltd	3,944,863
252,589	Hyundai Heavy Industries Co Ltd	118,604,145
163,923	Hyundai Mipo Dockyard	26,920,404
245,400	Hyundai Mobis	86,400,920
210,692	Hyundai Motor Co	49,441,916
285,253	Hyundai Steel Co	31,537,488
3,462,002	In the F Co Ltd * (c)	2,506,321
1,817,314	Industrial Bank of Korea	32,099,357
1,573,605	Kangwon Land Inc	38,120,191
756,791	KB Financial Group Inc	36,234,341
32,856	KCC Corp	9,711,847
698,618	Kia Motors Corp	49,185,258

1,126,115	KleanNara Co Ltd *	4,794,325
211,250	Kolon Corp	5,299,515
249,793	Kolon Industries Inc	23,564,211
3,943,998	Korea Exchange Bank	34,114,064
507,661	Korea Investment Holdings Co Ltd	15,974,146
207,539	Korea Kumho Petrochemical Co Ltd	47,069,405
499,552	Korea Life Insurance Co Ltd	3,384,555
102,410	Korea Zinc Co Ltd	38,804,538
409,990	KP Chemical Corp	10,878,953
345,996	KT Corp	12,006,766
449,163	KT&G Corp	26,369,861
25,012	LG Chem Ltd	12,424,099
296,783	LG Corp	24,813,909
2,574,192	LG Uplus Corp	13,733,764
51,058	Lotte Shopping Co Ltd	23,703,512
89,355	OCI Company Ltd	40,964,659
9,486	ORION Corp	4,069,094
357,883	POSCO	145,574,341
95,200	POSCO ADR	9,712,304
538,290	Pumyang Construction Co Ltd *	1,195,002
154,206	S-Oil Corp	21,878,171
113,565	Samsung Fire & Marine Insurance Co Ltd	21,787,553
194,906	Samsung Heavy Industries Co Ltd	8,323,306
320,756	Samsung Life Insurance Co Ltd	26,773,935
286,530	Samsung Securities Co Ltd	21,199,981
352,005	Samsung Electronics Co Ltd	295,122,770
153,520	SFA Engineering Corp	8,783,752
1,568,780	Shinhan Financial Group Co Ltd	70,817,596
217,825	Simm Tech Co Ltd	2,767,056
28,646	SK Innovation Co Ltd	6,204,005
393,173	SK Telecom Co Ltd	57,891,277
905,900	SK Telecom Co Ltd ADR	16,025,371
333,367	SK Holdings Co Ltd	62,986,313
143,700	STX Shipping Co Ltd	3,788,691
697,970	Tong Yang Securities Inc	3,839,565
3,002,510	Woori Finance Holdings Co Ltd	38,721,455
372,530	Woori Investment & Securities Co Ltd	6,086,442
432,532	Youngone Corp	5,603,978

	Total South Korea	1,979,744,983

	Sri Lanka — 0.1%
20,990,000	Anilana Hotel & Properties (a) (d)	1,913,400
5,384,595	Hatton National Bank Plc	11,042,936
611,136	Hatton National Bank Plc (Non Voting)	730,682

	Total Sri Lanka	13,687,018

	Taiwan — 9.5%
2,473,000	Advantech Co Ltd	7,970,426
3,525,156	Asustek Computer Inc *	36,982,526
6,838,229	Catcher Technology Co Ltd	44,780,064
15,830,000	China Petrochemical Development Corp *	19,586,831
43,140,621	China Steel Corp	51,687,483
31,783,660	Chinatrust Financial Holding Co Ltd	28,378,192
33,430,329	Chunghwa Telecom Co Ltd	109,303,143
301,700	Chunghwa Telecom Co Ltd ADR	9,865,590
52,059,311	Compal Electronics Inc	63,256,339
11,605,219	Compeq Manufacturing Co Ltd *	6,152,867
674,000	Dynapack International Technology Corp	2,916,425
19,265,994	Far Eastone Telecommunications Co Ltd	29,942,482
10,978,016	First Financial Holding Co Ltd	9,465,350

3,287,792	Formosa Petrochemical Corp	11,657,885
1,429,000	Genesis Photonics Inc *	4,754,859
3,499,223	Gintech Energy Corp	8,399,682
5,912,920	Hon Hai Precision Industry Co Ltd	20,817,512
3,348,751	HTC Corp	143,036,989
3,352,000	LCY Chemical Corp	8,443,190
11,683,223	Lite-On Technology Corp	14,981,192
30,342,000	Macronix International Co Ltd	19,115,353
32,493,000	Mega Financial Holding Co Ltd	27,837,787
22,854,697	Nan Ya Plastics Corp	63,669,275
4,517,658	Novatek Microelectronics Corp Ltd	15,491,906
7,605,438	Pegatron Corp *	8,211,643
5,788,681	Powertech Technology Inc	21,661,270
26,384,290	Quanta Computer Inc	60,109,604
1,182,000	Radiant Opto-Electronics Corp	4,466,721
3,058,000	Ruentex Industries Ltd	7,755,396
29,301,704	Taishin Financial Holding Co Ltd *	17,649,142
7,176,547	Taiwan Glass Industrial Corp	12,338,197
6,891,640	Taiwan Mobile Co Ltd	18,627,363
58,110,044	Taiwan Semiconductor Manufacturing Co Ltd	155,536,417
665,844	TPK Holding Co Ltd *	21,791,831
1,975,000	TSRC Corp.	6,036,985
52,442,000	United Microelectronics Corp	27,203,624
178,800	United Microelectronics Corp Sponsored ADR	486,336
19,086,687	Wistron Corp	36,050,532
8,965,170	Yungtay Engineering Co Ltd	16,175,237

	Total Taiwan	1,172,593,646

	Thailand — 4.3%
11,394,790	Advanced Info Service Pcl (Foreign Registered) (a)	36,480,337
70,225,128	Asian Property Development Pcl (Foreign Registered) (a)	11,702,434
62,000	Bangkok Bank Pcl (Foreign Registered) (a)	334,599
5,836,410	Bangkok Bank Pcl NVDR	31,208,672
7,336,586	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	12,773,393
555,940	Banpu Pcl (Foreign Registered) (a)	13,577,574
5,096,400	BEC World Pcl (Foreign Registered) (a)	6,099,748
2,824,908	Electricity Generating Pcl (Foreign Registered) (a)	8,951,180
401,292	Electricity Generating Pcl NVDR	1,261,625
6,316,300	Glow Energy Pcl (Foreign Registered) (a)	10,475,942
26,847,500	Hemaraj Land and Development Pcl (Foreign Registered) (a)	1,878,848
29,707,400	Home Product Center Pcl (Foreign Registered) (a)	8,284,816
3,766,120	Kasikornbank Pcl (Foreign Registered) (a)	15,719,188
1,888,300	Kasikornbank Pcl NVDR	7,756,857
26,502,800	Krung Thai Bank Pcl (Foreign Registered) (a)	16,713,875
2,542,700	PTT Chemical Pcl (Foreign Registered) (a)	12,672,326
1,915,300	PTT Exploration & Production Pcl (Foreign Registered) (a)	11,220,358
11,809,270	PTT Pcl (Foreign Registered) (a)	137,961,756
13,826,350	Robinson Department Store Pcl (Foreign Registered) (a)	14,030,249
12,612,300	Saha Pathana International Holding Pcl (Foreign Registered) (a)	8,369,271
3,661,928	Siam Cement Pcl (Foreign Registered) (a)	49,310,510
753,600	Siam Cement Pcl NVDR	8,829,554
6,015,880	Siam Commercial Bank Pcl (Foreign Registered) (a)	22,829,511
45,789	Siam Makro Pcl (Foreign Registered) (a)	299,192
25,332,400	Sri Trang Agro-Industry Pcl (Foreign Registered) (a)	24,663,156
3,108,050	Star Block Co Ltd (Foreign Registered) * (a) (b) (c)	—
5,299,920	Thai Oil Pcl (Foreign Registered) (a)	14,123,100
19,595,902	Thai Tap Water Supply Pcl (Foreign Registered) (a)	3,753,107
14,064,600	Thanachart Capital Pcl (Foreign Registered) (a)	14,151,222
4,546,900	Total Access Communication Pcl NVDR	8,590,631

37,657,500	TPI Polene Pcl (Foreign Registered) (a)	16,279,590

	Total Thailand	530,302,621

	Turkey — 3.4%
1,950,369	Akenerji Elektrik Uretim AS *	4,513,235
7,570,743	Aksigorta AS *	8,021,131
1,286,905	Aygaz AS	8,394,291
4,265,972	Dogan Sirketler Grubu Holdings AS *	2,861,242
8,845,323	Dogus Otomotiv Servis ve Ticaret AS *	27,700,241
3,729,448	Eregli Demir ve Celik Fabrikalari TAS	9,457,877
735,467	Ford Otomotiv Sanayi AS	6,329,306
3,426,149	Haci Omer Sabanci Holding AS	15,139,135
18,018,108	Ihlas Holding AS *	12,985,897
1,283,220	Izmir Demir Celik Sanayii AS *	5,520,423
2,297,138	Koc Holding AS	10,426,072
2,378,417	Koza Anadolu Metal Madencilik Isletmeleri AS *	6,747,985
42,150	Medya Holding AS (a) (b)	—
1,816,806	Tupras-Turkiye Petrol Rafineriler AS	47,758,123
5,247,550	Turk Hava Yollari Anonim Ortakligi *	13,981,039
10,950,602	Turk Telekomunikasyon AS	49,570,640
7,666,155	Turkcell Iletisim Hizmet AS *	42,861,687
9,538,574	Turkiye Garanti Bankasi	42,618,190
7,898,616	Turkiye IS Bankasi Class C	24,728,204
11,168,191	Turkiye Sise ve Cam Fabrikalari AS *	29,899,779
8,227,901	Turkiye Vakiflar Bankasi TAO Class D	19,091,550
2,453,611	Turkiye Halk Bankasi AS	17,939,190
5,714,549	Yapi ve Kredi Bankasi AS *	14,470,848

	Total Turkey	421,016,085

	TOTAL COMMON STOCKS (COST $9,612,499,692)	10,936,528,495

	PREFERRED STOCKS — 8.0%

	Brazil — 6.0%
2,002,200	AES Tiete SA 9.40%	31,408,303
4,593,571	Banco Bradesco SA 0.57%	90,313,784
1,923,300	Banco do Estado do Rio Grande do Sul SA Class B 0.65%	21,198,661
914,500	Bradespar SA 1.89%	23,474,727
2,311,300	Brasil Telecom SA 1.88%	23,277,805
1,222,400	Braskem SA, Class A 3.45%	19,136,923
1,589,600	Centrais Eletricas Brasileiras SA Class B *	28,512,553
585,180	Cia Energetica de Minas Gerais 11.96%	10,978,500
170,200	Companhia de Transmissao de Energia Eletrica Paulista 0.22%	5,426,119
183,600	Companhia Paranaense de Energia Class B 0.77%	4,771,098
411,500	Eletropaulo Metropolitana SA 15.16%	9,102,424
1,007,000	Gerdau SA 1.43%	11,048,119
4,997,241	Itausa-Investimentos Itau SA 0.48%	37,406,063
1,553,300	Metalurgica Gerdau SA 1.90%	21,422,791
1,615,404	Petroleo Brasileiro SA (Petrobras) 0.52%	24,664,923
3,023,260	Petroleo Brasileiro SA Sponsored ADR 0.50%	94,507,108
1,213,500	Tele Norte Leste Participacoes ADR 2.85%	21,685,245
911,100	Ultrapar Participacoes SA 3.43%	15,955,438
4,957,300	Usinas Siderrurgicas de Minas Gerais SA Class A 3.91%	47,601,391
592,008	Vale SA Class A 2.72%	16,824,997
6,193,110	Vale SA Sponsored ADR 3.17%	181,458,123

	Total Brazil	740,175,095

		Russia — 1.0%
	96,514,991	Surgutneftegaz Class S 8.41%	48,734,376
	12,100	Surgutneftegaz Sponsored ADR 8.95%	59,895
	3,208,560	TNK BP Holding 10.06%	8,824,541
	51,456	Transneft 0.77%	72,050,589

		Total Russia	129,669,401

		South Korea — 1.0%
	243,927	Hyundai Motor Co 2.05%	18,103,139
	188,180	Samsung Electronics Co Ltd (Non Voting) 1.68%	104,514,964

		Total South Korea	122,618,103

		TOTAL PREFERRED STOCKS (COST $872,604,269)	992,462,599

		INVESTMENT FUNDS — 0.6%

		China — 0.1%
	199,464	Martin Currie China A Share Fund Ltd Class B * (a) (d)	8,146,523
	25,045	Martin Currie China A Share Fund Ltd Class S * (a) (d)	1,560,403
	245,374	Martin Currie China A Share Fund Ltd Class S * (a) (d)	2,177,447

		Total China	11,884,373

		India — 0.1%
	12,146	Fire Capital Mauritius Private Fund * (a) (d)	9,957,950
	1,371,900	TDA India Technology Fund II LP * (a) (d)	1,636,324

		Total India	11,594,274

		Poland — 0.0%
	1,749,150	Templeton EE FD * (a) (d)	243,779

		Russia — 0.1%
	9,500,000	NCH Eagle Fund LP * (a) (d)	10,079,101
	2,769	Steep Rock Russia Fund LP * (a) (d)	737,183

		Total Russia	10,816,284

		Ukraine — 0.0%
	16,667	Societe Generale Thalmann Ukraine Fund * (a) (d) (e)	4,000

		United States — 0.3%
	780,158	Vanguard Emerging Markets ETF (f)	38,313,560

		TOTAL INVESTMENT FUNDS (COST $67,135,513)	72,856,270

		DEBT OBLIGATIONS — 0.3%

		Poland — 0.2%
PLN	100,677,888	TRI Media Secured Term Note, 5.03% , due 02/07/13(a) (d)	29,363,930

		United States — 0.1%
	7,873,938	U.S. Treasury Inflation Indexed Note, 2.00% , due 04/15/12(g)	8,119,384

		TOTAL DEBT OBLIGATIONS (COST $37,597,624)	37,483,314

		RIGHTS AND WARRANTS — 0.0%

		Brazil — 0.0%
	3,305	CETIP SA, Rights, Expires 06/15/11*	3,854

	Malaysia — 0.0%
704,698	Kulim Malaysia Berhad, Warrants, Expires 02/27/16*	222,376

	TOTAL RIGHTS AND WARRANTS (COST $7,656)	226,230

	MUTUAL FUNDS — 0.8%

	United States — 0.8%

	Affiliated Issuers
8,064	GMO Special Purpose Holding Fund (h)	3,790
4,198,752	GMO U.S. Treasury Fund	105,010,788

	TOTAL MUTUAL FUNDS (COST $105,005,385)	105,014,578

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.0%

		Time Deposits — 1.0%
USD	53,700,000	BNP Paribas (Grand Cayman) Time Deposit, 0.08%, due 06/01/11	53,700,000
EUR	9	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.19%, due 06/01/11	12
GBP	225	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.14%, due 06/01/11	370
HKD	3,273,175	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	420,860
ZAR	13,638,739	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.15%, due 06/01/11	2,002,649
SGD	124,261	Citibank (New York) Time Deposit, 0.01%, due 06/01/11	100,751
USD	43,544	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/11	43,544
USD	65,000,000	Societe Generale (Grand Cayman) Time Deposit, 0.10%, due 06/01/11	65,000,000

		Total Time Deposits	121,268,186

		TOTAL SHORT-TERM INVESTMENTS (COST $121,268,186)	121,268,186

		TOTAL INVESTMENTS — 99.4% (Cost $10,816,118,325)	12,265,839,672

		Other Assets and Liabilities (net) — 0.6%	70,122,367

		TOTAL NET ASSETS — 100.0%	$12,335,962,039

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Swap Agreements
Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value
20,014,467	USD	8/9/2011	Morgan Stanley Capital Services Inc.	Depreciation of Total Return on Asustek Computer Inc. + (Daily Fed Funds Rate -2.50%)	Appreciation of Total Return on Asustek Computer Inc.	$2,852,654

					Premiums to (Pay) Receive	$—

As of May 31, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
ADR — American Depositary Receipt
CPO — Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF — Exchange-Traded Fund
Foreign Registered — Shares issued to foreign investors in markets that have foreign ownership limits.
GDR — Global Depository Receipt
NVDR — Non-Voting Depository Receipt

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Bankrupt issuer.

(c)	Affiliated company.

(d)	Private placement securities are restricted as to resale.

(e)	The security is currently in full liquidation.

(f)	Represents an investment to equitize cash. The Vanguard Emerging Markets ETF is a separate investment portfolio of Vanguard, Inc., a registered investment company. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk.

(g)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(h)	Underlying investment represents interests in defaulted claims. See “Other Matters” for additional information.
Currency Abbreviations:
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
PLN — Polish Zloty
SGD — Singapore Dollar
USD — United States Dollar
ZAR — South African Rand
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$11,022,960,614	$1,532,601,729	$(289,722,671)	$1,242,879,058
Additional information on each restricted security is as follows:

			Value as a
			Percentage
	Acquisition	Acquisition	of Fund's	Value as of May
Issuer Description	Date	Cost	Net Assets	31, 2011
Anilana Hotel & Properties	2/10/11	$1,890,309	0.02%	$1,913,400
Fire Capital Mauritius Private Fund**	9/06/06-10/26/09	12,180,554	0.08%	9,957,950
Martin Currie China A Share Fund Ltd Class B	1/20/06	2,159,084	0.07%	8,146,523
Martin Currie China A Share Fund Ltd Class S	10/14/08	—	0.01%	1,560,403
Martin Currie China A Share Fund Ltd Class S	4/23/10	2,453,738	0.02%	2,177,447
MedQuist Holdings, Inc.	2/4/11	17,013,436	0.14%	17,699,799
NCH Eagle Fund LP	1/08/03	9,500,000	0.08%	10,079,101
Societe Generale Thalmann Ukraine Fund	7/15/97	199,943	0.00%	4,000
Steep Rock Russia Fund LP	12/22/06-5/13/09	2,250,000	0.01%	737,183
TDA India Technology Fund II LP	2/23/00-3/23/04	787,800	0.01%	1,636,324
TRI Media Secured Term Note	8/7/09	29,505,475	0.24%	29,363,930
Templeton EE FD Mutual	12/05/97-6/24/02	471,720	0.00%	243,779

				$83,519,839

**	GMO Emerging Markets Fund has committed an additional $7,724,246 to this investment.
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Special Purpose Holding Fund	$4,032	$—	$—	$—	$—	$3,790
GMO U.S. Treasury Fund	110,007,196	267,998,270	273,026,084	19,473	—	105,010,788

Totals	$110,011,228	$267,998,270	$273,026,084	$19,473	$—	$105,014,578

Investments in Other Affiliated Issuers
An Affiliated company is a company in which the Fund has or had ownership of at least 5% of the voting securities. A summary of the Fund’s transactions with companies that are or were affiliates during the period ended May 31, 2011 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
In the F Co Ltd	$2,759,050	$—	$18,167	$—	$2,506,321
Kiri Industries Ltd	7,389,591	—	329,864	—	5,080,391
MedQuist Holdings, Inc.*	24,003,561	—	13,033,471	—	17,699,799
Pumyang Construction Co Ltd*	2,075,101	—	116,463	—	1,195,002
Star Block Co Ltd (Foreign Registered)	—	—	—	—	—

Totals	$36,227,303	$—	$13,497,965	$—	$26,481,513

*	No longer an affiliate as of May 31, 2011

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 4.8% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	67.6%
Swap Agreements	0.0	%^

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below.

^	Rounds to 0.0%.
See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the fair value of equity securities that underlie futures and derivatives) due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: Certain of the Fund’s securities in Thailand and India were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations. The Fund valued various third-party investment funds based on valuations provided by fund sponsors and adjusted the values for liquidity considerations as well as the timing of the receipt of information. The Fund valued certain equity securities based on the last traded exchange price adjusted for the movement in a securities index. The Fund considered certain bankrupt securities to be near worthless. The Fund valued certain debt securities by using an estimated specified spread above the WIBOR rate and adjusted the values for liquidity considerations.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
Common Stocks
Argentina	$979,012	$—	$—		$979,012
Brazil	875,375,437	—	—		875,375,437
Chile	12,135,229	—	—		12,135,229
China	142,509,837	1,821,929,969	0	*	1,964,439,806
Czech Republic	—	154,881,754	—		154,881,754
Egypt	—	173,848,762	—		173,848,762
Hungary	—	187,889,050	—		187,889,050
India	61,945,458	415,722,385	31,047,120		508,714,963
Indonesia	12,837,664	481,474,074	—		494,311,738
Kazakhstan	—	20,706,817	—		20,706,817
Malaysia	—	100,035,238	—		100,035,238
Mexico	177,379,761	—	—		177,379,761
Morocco	—	14,255,184	—		14,255,184
Philippines	13,944,532	71,237,838	—		85,182,370
Poland	—	280,858,455	—		280,858,455
Russia	985,378,290	411,373,304	1,350		1,396,752,944
South Africa	9,198,672	362,238,950	—		371,437,622
South Korea	25,737,675	1,934,926,424	19,080,884		1,979,744,983
Sri Lanka	—	11,773,618	1,913,400		13,687,018
Taiwan	10,351,926	1,162,241,720	—		1,172,593,646
Thailand	—	57,647,339	472,655,282		530,302,621
Turkey	—	421,016,085	0	*	421,016,085

TOTAL COMMON STOCKS	2,327,773,493	8,084,056,966	524,698,036		10,936,528,495

Preferred Stocks
Brazil	740,175,095	—	—		740,175,095
Russia	59,895	129,609,506	—		129,669,401
South Korea	—	122,618,103	—		122,618,103

TOTAL PREFERRED STOCKS	740,234,990	252,227,609	—		992,462,599

Investment Funds
China	—	—	11,884,373		11,884,373
India	—	—	11,594,274		11,594,274
Poland	—	—	243,779		243,779
Russia	—	—	10,816,284		10,816,284
Ukraine	—	—	4,000		4,000
United States	38,313,560	—	—		38,313,560

TOTAL INVESTMENT FUNDS	38,313,560	—	34,542,710		72,856,270

Debt Obligations
Poland	—	—	29,363,930		29,363,930
United States	—	8,119,384	—		8,119,384

TOTAL DEBT OBLIGATIONS	—	8,119,384	29,363,930		37,483,314

Rights and Warrants
Brazil	—	3,854	—		3,854
Malaysia	—	222,376	—		222,376

TOTAL RIGHTS AND WARRANTS	—	226,230	—		226,230

Mutual Funds
United States	105,010,788	3,790	—		105,014,578

TOTAL MUTUAL FUNDS	105,010,788	3,790	—		105,014,578

Short-Term Investments	121,268,186	—	—		121,268,186

Total Investments	3,332,601,017	8,344,633,979	588,604,676		12,265,839,672

Derivatives**
Swap Agreements
Equity Risk	—	2,852,654	—		2,852,654

Total Derivatives	—	2,852,654	—		2,852,654

Total	$3,332,601,017	$8,347,486,633	$588,604,676		$12,268,692,326

*	Represents the investment in securities that have no value at May 31, 2011.

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
** Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities using Level 3 inputs were 4.8% of total net assets.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

												Net Change in Unrealized
						Change in						Appreciation
				Accrued		Unrealized						(Depreciation) from
	Balances as of			Discounts/	Total Realized	Appreciation	Transfer into Level		Transfer out of Level 3		Balances as of May	Investments Still Held as
	February 28, 2011	Purchase	Sales	Premiums	Gain/(Loss)	(Depreciation)	3 *		*		31, 2011	of May 31, 2011

Common Stocks
Egypt	$138,391,206	$15,743,073	$(8,616,475)	$—	$800,803	$14,784,136	$—		$(161,102,743)	**	$—	$—
India	25,524,840	15,432,994	(4,735,032)	—	294,619	(1,903,587)	—		(3,566,714)	**	31,047,120	(1,302,004)
Russia	151,244,856	24,933,991	(75,126,786)	—	18,882,436	(15,225,117)	—		(104,708,030)	**	1,350	—
South Korea	—	1,715,617	—	—	—	1,388,113	15,977,154	**	—		19,080,884	1,388,113
Sri Lanka	1,894,404	—	—	—	—	18,996	—		—		1,913,400	18,996
Thailand	408,898,018	119,464,274	(94,726,351)	—	30,545,774	16,230,424	—		(7,756,857)	**	472,655,282	14,607,107

Total Common Stocks	725,953,324	177,289,949	(183,204,644)	—	50,523,632	15,292,965	15,977,154		(277,134,344)		524,698,036	14,712,212

Preferred Stocks
Russia	134,030,568	305,659	(4,400,598)	—	760,462	(9,911,126)	—		(120,784,965	)**	—	—

Investment Funds
China	12,771,635	—	—	—	—	(887,262)	—		—		11,884,373	(887,262)
India	11,624,316	—	—	—	—	(30,042)	—		—		11,594,274	(30,042)
Poland	252,509	—	—	—	—	(8,730)	—		—		243,779	(8,730)
Russia	10,315,309	—	—	—	—	500,975	—		—		10,816,284	500,975
Ukraine	4,000	—	—	—	—	—	—		—		4,000	—

Total Investment Funds	34,967,769		—	—	—	(425,059)	—		—		34,542,710	(425,059)

Debt Obligations
Poland	27,902,437	—	—	—	—	1,461,493	—		—		29,363,930	1,461,494

Total	$922,854,098	$177,595,608	$(187,605,242)	$—	$51,284,094	$6,418,273	$15,977,154		$(397,919,309)		$588,604,676	$15,748,647

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between levels were due to a change in observable and/or unobservable inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
In addition, Indian regulators alleged in 2002 that the Fund violated some conditions under which it was granted permission to operate in India and have restricted the Fund’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of the Fund, a portion of the assets are not permitted to be withdrawn from the Fund’s local custodial account located in India. The amount of restricted assets is small relative to the size of the Fund, representing approximately 0.1% of the Fund’s total net assets as of May 31, 2011. The effect of this claim on the value of the restricted assets, and all matters relating to the Fund’s response to these allegations are subject to the supervision and control of the Trust’s Board of Trustees. The Fund’s costs in respect of this matter are being borne by the Fund.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind. These risks are particularly pronounced for the Fund because it typically makes equity investments in companies tied economically to emerging markets and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.
• Market Disruption and Geopolitical Risk — Geopolitical events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.
Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries and geographic regions); Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Fund of Funds Risk (risk that the underlying funds (including exchange-traded funds (ETFs)) in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used total return swap agreements as a substitute for direct investment in securities. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2011, the Fund held rights and warrants received as a result of corporate actions. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$226,230	$—	$226,230
Unrealized appreciation on swap agreements	—	—	—	2,852,654	—	2,852,654

Total	$—	$—	$—	$3,078,884	$—	$3,078,884

The volume of derivative activity, based on absolute values (forward currency contracts and rights and warrants) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Swap
	Agreements	Rights/Warrants
Average amount outstanding	$19,749,744	$286,568

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Flexible Equities Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 93.2%

	Japan — 93.2%
1,335	Accordia Golf Co Ltd	855,257
3,719	Advance Residence Investment Corp (REIT)	7,668,163
436,100	Aeon Co Ltd	5,035,095
127,000	Aichi Machine Industry Co Ltd	428,298
47,000	Aisan Industry Co Ltd	455,589
70,700	Aisin Seiki Co Ltd	2,620,092
40,800	Alfresa Holdings Corp	1,473,711
16,700	Alpen Co Ltd	272,640
307,500	Alps Electric Co Ltd	3,162,557
130,000	AOC Holdings Inc	786,977
18,100	AOKI Holdings Inc	270,707
31,000	Aoyama Trading Co Ltd	499,625
18,900	Arc Land Sakamoto Co Ltd	256,525
48,300	Arcs Co Ltd	728,611
57,100	Arnest One Corp	536,438
19,200	Asatsu—DK Inc	481,216
315,400	Astellas Pharma Inc	12,027,777
30,300	Axell Corp	595,253
111,000	Bando Chemical Industries Ltd	412,410
174,450	Belluna Co Ltd	1,156,794
303,500	Best Denki Co Ltd *	764,044
2,622	BIC Camera Inc	1,279,359
68,100	Brother Industries Ltd	963,222
461,000	Calsonic Kansei Corp	2,188,338
79,100	Canon Inc	3,798,650
64,800	Cawachi Ltd	1,231,224
169,000	Central Glass Co Ltd	750,532
213	Central Japan Railway Co	1,671,507
252,420	Century Tokyo Leasing Corp	4,305,062
1,435,000	Chiba Bank Ltd	8,647,733
19,100	Chiyoda Integre Co Ltd	239,844
50,100	Chubu Electric Power Co Inc	790,124
132,000	Chuetsu Pulp & Paper Co Ltd	219,208
53,000	Chugoku Marine Paints Ltd	424,496
49,900	Circle K Sunkus Co Ltd	772,242
20,800	Coca—Cola Central Japan Co Ltd	272,326
69,200	Cocokara fine Holdings Inc	1,655,146
77,700	COMSYS Holdings Corp	758,265
1,454,000	Cosmo Oil Co Ltd	4,365,502
378,600	CSK Corp *	1,315,951
9,129	Dai-ichi Life Insurance Co Ltd (The)	13,825,358
619,050	Daiei Inc *	2,206,713
89,000	Daifuku	546,301
63,000	Daihatsu Diesel Manufacturing Co Ltd	459,036
151,000	Daihatsu Motor Co Ltd	2,505,018
75,000	Daiichi Jitsugyo Co Ltd	306,400
93,700	Daiichikosho Co Ltd	1,528,359
315,000	Daiichi Chuo Kisen Kaisha *	580,404
8,400	Daikoku Denki Co Ltd	80,512
69,000	Dainichiseika Color & Chemicals Manufacturing Co Ltd	326,264
1,600,000	DIC Corp	3,844,414
192,000	Daio Paper Corp	1,345,325
315,500	Daito Trust Construction Co Ltd	26,120,161
86,000	Daiwa Industries Ltd	416,561
557,000	Daiwabo Holdings Co Ltd	1,122,398

307	Daiwa Office Investment Corp (REIT)	1,088,420
269,400	DCM Holdings Co Ltd	1,707,933
82,212	Dena Co Ltd	2,924,754
480	Digital Garage Inc *	2,354,141
14,200	Doshisha Co Ltd	332,546
23,300	DTS Corp	230,290
224,800	Edion Corp	1,916,434
47,600	Eisai Co Ltd	1,809,835
49,900	Electric Power Development Co Ltd	1,178,188
14,900	Fanuc Ltd	2,299,829
11,200	Fast Retailing Co Ltd	1,637,031
216	Fields Corp	367,391
103,000	Fujitsu General Ltd	619,092
580,000	Fuji Electric Co Ltd	1,789,826
30,000	Fuji Soft Inc	424,262
262,000	Furukawa-Sky Aluminum Corp	786,071
118,900	Futaba Industrial Co Ltd	733,916
103,000	Fuyo General Lease Co Ltd	3,271,068
722	Geo Corp	914,494
132	Global One Real Estate Investment Co Ltd (REIT)	1,218,605
299,000	Godo Steel	736,229
150,000	Gunze Ltd	512,578
71,000	H2O Retailing Corp	524,182
24,600	Hajime Construction Co Ltd	633,803
18,500	Hakuto Co Ltd	173,907
201	Hankyu Reit Inc (REIT)	1,058,007
537,000	Hanwa Co Ltd	2,221,278
1,426,500	Haseko Corp *	1,003,719
44,200	Heiwa Corp	685,073
101,800	Heiwado Co Ltd	1,214,121
51,500	Hikari Tsushin Inc	1,153,216
288,000	Hino Motors Ltd	1,585,372
44,300	Hisamitsu Pharmaceutical Co Inc	1,886,777
36,400	Hitachi Chemical Co Ltd	741,366
40,700	Hitachi Koki Co Ltd	357,189
788,000	Hitachi Ltd	4,475,149
14,200	Hogy Medical Co Ltd	596,733
176,000	Hokuetsu Kishu Paper Co. Ltd	1,042,552
175,100	Honda Motor Co Ltd	6,667,981
34,310	Honeys Co Ltd	351,461
102,500	Hosiden Corp	889,696
249,500	Hoya Corp	5,184,563
44,500	Idemitsu Kosan Co Ltd	4,936,045
24,500	Inaba Denki Sangyo Co Ltd	619,081
198,200	Inabata & Co Ltd	1,165,138
795	INPEX Corp	5,777,000
104,900	Isetan Mitsukoshi Holdings Ltd	969,149
644,000	IHI Corporation	1,601,143
528,000	Isuzu Motors Ltd	2,475,771
175,100	IT Holdings Corp	1,512,030
122,600	Itochu Enex Co Ltd	620,094
44,300	Itochu Techno-Solutions Corp	1,498,153
5,100	Itochu-Shokuhin Co Ltd	170,138
1,343,400	Itochu Corp	13,901,936
20,100	Itoki Corp	44,164
88,900	Ito En Ltd	1,503,884
336,000	Iwatani Corp	1,150,753
173,675	Izumiya Co Ltd	698,038
162,000	Izumi Co Ltd	2,296,367
12,600	Japan Drilling Co Ltd	433,384

978	Japan Prime Realty Investment Corp (REIT)	2,840,419
47,000	Japan Pulp & Paper Co Ltd	159,953
197	Japan Excellent Inc (REIT)	1,101,624
4,163	Japan Retail Fund Investment Corp (REIT)	6,743,513
379,000	JFE Shoji Holdings Inc	1,631,009
40,500	JFE Holdings Inc	1,015,488
140,489	Joshin Denki Co Ltd	1,398,745
21,000	JSP Corp	354,038
73,100	JSR Corp	1,455,948
300,000	Juki Corp	832,965
288,000	JVC Kenwood Holdings Inc *	1,407,531
2,319,800	JX Holdings Inc	15,331,331
248,000	J—Oil Mills Inc	757,824
124,940	K’s Holdings Corp	4,726,741
30,400	Kaga Electronics Co Ltd	336,277
1,967,000	Kajima Corp	5,500,490
65,000	Kaken Pharmaceutical Co Ltd	917,361
225,000	Kaneka Corp.	1,518,390
769,000	Kanematsu Corp *	721,205
49,500	Kansai Electric Power Co Inc (The)	843,139
92,400	Kanto Auto Works Ltd	605,781
128,300	Kao Corp	3,301,771
83,600	Kasumi Co Ltd	453,612
59,000	Kato Sangyo Co Ltd	1,037,789
1,856,000	Kawasaki Kisen Kaisha Ltd	6,259,271
102,000	KYB Co. Ltd.	698,806
2,333	KDDI Corp	16,732,249
88,900	Keiyo Co Ltd	470,102
439	Kenedix Realty Investment Corp (REIT)	1,805,568
9,200	Keyence Corp	2,422,350
755,000	Kobe Steel Ltd	1,633,171
160,300	Kohnan Shoji Co Ltd	2,632,195
160,400	Kojima Co Ltd	852,620
266,000	Krosaki Harima Corp	1,102,509
543,000	Kurabo Industries Ltd	997,161
22,000	Kuroda Electric Co Ltd	242,157
126,000	Kyodo Printing Co Ltd	295,053
59,100	Kyoei Steel Ltd	963,154
56,400	Kyoritsu Maintenance Co Ltd	749,542
152,100	Kyowa Exeo Corp	1,424,320
111,000	Kyudenko Corp	626,806
93,500	Lawson Inc	4,637,537
157	M3 Inc	1,092,999
387,000	Maeda Corp	1,195,506
68,000	Maeda Road Construction Co Ltd	584,835
14,800	Mars Engineering Corp	232,874
1,174,000	Marubeni Corp	8,229,492
277,300	Marudai Food Co Ltd	867,132
141,074	Maruetsu Inc (The)	483,610
1,071,000	Maruha Nichiro Holdings Inc	1,585,446
35,000	Maruzen Showa Unyu Co Ltd	101,371
23,200	Matsumotokiyoshi Holdings Co Ltd	510,008
1,156,000	Mazda Motor Corp *	2,932,747
251,200	Medipal Holdings Corp	2,236,032
28,800	Megane TOP Co Ltd	337,753
1,249	MID REIT Inc (REIT)	3,743,303
79,800	Mikuni Coca—Cola Bottling Co Ltd	686,085
20,500	Ministop Co Ltd	343,800
160,300	Mirait Holdings Corp	1,250,236
86,000	Mitsuba Corp	648,632

188,000	Mitsubishi Steel Manufacturing Co Ltd	595,432
1,166,500	Mitsubishi Chemical Holdings Corp	8,149,258
84,400	Mitsubishi Corp	2,145,601
1,177,392	Mitsubishi Paper Mills Ltd *	1,147,953
6,276,200	Mitsubishi UFJ Financial Group Inc	28,944,321
111,960	Mitsubishi UFJ Lease & Finance Co Ltd	4,274,061
1,587,000	Mitsui Chemicals Inc	5,244,919
1,418,000	Mitsui Engineer & Shipbuilding Co Ltd	3,119,733
532,000	Mitsui Matsushima Co Ltd	1,199,091
68,000	Mitsui Home Co Ltd	345,765
783,000	Mitsui Mining & Smelting Co Ltd	2,519,312
687,000	Mitsui OSK Lines Ltd	3,683,862
22,802,200	Mizuho Financial Group Inc	35,786,087
340	Mori Hills REIT Investment Corp (REIT)	1,177,411
387,000	Morinaga Milk Industry Co Ltd	1,665,042
23,350	Moshi Moshi Hotline Inc	414,758
30,900	Murata Manufacturing Co Ltd	1,945,822
3,400	Nafco Co Ltd	58,183
305,000	Nakayama Steel Works Ltd *	406,551
98,600	Namco Bandai Holdings Inc	1,136,551
97,200	Namura Shipbuilding Co Ltd	419,929
16,000	NEC Capital Solutions Ltd	210,951
1,125,000	NEC Corp *	2,365,344
18,800	NEC Mobiling Ltd	618,374
21,200	NEC Fielding Ltd	243,216
23,300	NEC Networks & System Integration Corp	289,089
577	Net One Systems Co Ltd	1,083,903
152,000	Nichias Corp	834,773
38,300	Nichiha Corp	322,555
271,200	Nichirei Corp	1,153,426
83,400	Nihon Unisys Ltd	478,236
198,000	Nihon Yamamura Glass Co Ltd	495,855
21,900	Nintendo Co Ltd	5,091,803
871,500	Nippon Coke & Engineering Co Ltd	1,454,930
176,000	Nippon Corp	1,238,474
201,000	Nippon Road Co Ltd (The)	551,968
17,000	Nippon Seiki Co Ltd	210,577
62,000	Nippon Shokubai Co Ltd	780,973
273,000	Nippon Soda Co Ltd	1,052,933
139,000	Nippon Steel Trading Co Ltd	358,375
84,000	Nippon Densetsu Kogyo Co Ltd	834,501
65,000	Nippon Flour Mills Co Ltd	297,733
30,000	Nippon Konpo Unyu Soko Co Ltd	294,933
1,432,000	Nippon Light Metal Co Ltd	2,868,295
222,300	Nippon Paper Group Inc	4,708,690
437,400	Nippon Suisan Kaisha Ltd	1,298,450
399,700	Nippon Telegraph & Telephone Corp	18,808,865
1,627,000	Nippon Yusen Kabushiki Kaisha	6,151,623
52,500	Nishimatsuya Chain Co Ltd	428,826
1,690,984	Nishimatsu Construction Co Ltd	2,423,314
108,000	Nissan Shatai Co Ltd	792,256
228,300	Nissan Chemical Industries Ltd	2,378,453
775,100	Nissan Motor Co Ltd	7,802,950
128,500	Nissen Holdings Co Ltd	802,584
941,000	Nisshin Steel Co Ltd	1,815,231
86,000	Nisshin Oillio Group Ltd (The)	399,386
154,000	Nissin Corp	372,679
18,700	Nitori Holdings Co Ltd	1,631,046
97,000	Nittetsu Mining Co Ltd	411,147
51,500	Nitto Denko Corp	2,704,824

389	Nomura Real Estate Office Fund (REIT)	2,717,340
45,700	Nomura Research Institute Ltd	953,687
8,074	NTT Docomo Inc	15,042,110
651,000	Obayashi Corp	2,745,763
4,490	Obic Co Ltd	803,620
285,000	OJI Paper Co Ltd	1,266,008
20,000	Okamura Corp	116,905
1,465,000	Oki Electric Industry Co Ltd *	1,248,405
135	Okinawa Cellular Telephone Co	288,583
29,600	Okinawa Electric Power Co	1,176,675
50,000	Okuwa Co Ltd	531,410
10,000	Onoken Co Ltd	86,392
34,400	Ono Pharmaceutical Co Ltd	1,808,987
59,080	ORIX Corp	5,663,826
1,068,132	Osaka Gas Co Ltd	3,783,132
17,800	Paltac Corp	307,959
80,700	Parco Co Ltd	631,406
292	Pasona Group Inc	260,401
1,250,000	Penta Ocean Construction Co Ltd	2,818,209
2,784	PGM Holdings KK	1,469,263
542,800	Pioneer Corp *	2,398,245
30,070	Point Inc	1,341,859
390	Premier Investment Corp (REIT)	1,861,955
233,000	Press Kogyo Co Ltd	1,020,980
541,000	Prima Meat Packers Ltd	666,790
176,000	Rengo Co Ltd	1,158,663
332,000	Ricoh Company Ltd	3,679,214
82,300	Right On Co Ltd *	436,195
47,000	Riken Corp	203,835
11,700	Riso Kagaku Corp	179,875
513,400	Round One Corp	3,267,833
85,000	Ryobi Ltd	325,407
30,300	Ryohin Keikaku Co Ltd	1,372,798
28,000	Ryoshoku Ltd	604,834
14,500	S Foods Inc	120,742
21,400	Saint Marc Holdings Co Ltd	805,040
118,000	San-Ai Oil Co Ltd	610,423
270,000	Sanden Corp	1,242,790
30,000	Sanki Engineering	158,902
415,000	Sankyo—Tateyama Holdings Inc *	563,834
80,600	Sankyo Co Ltd	4,284,760
222,418	Sankyu Inc	954,642
46,700	Sanshin Electronics Co Ltd	356,093
96,159	Sanwa Holdings Corp	317,120
3,200	San—A Co Ltd	121,636
167,000	Sasebo Heavy Industries Co Ltd	288,966
65,000	Secom Co Ltd	3,078,866
69,000	Seika Corp	177,190
113,000	Seiko Holdings Corp	362,989
167,000	Seino Holdings Co Ltd	1,188,367
22,100	Seiren Co Ltd	138,190
237	Sekisui House SI Investment Co (REIT)	1,089,891
334,516	Senko Co Ltd	1,116,283
32,200	Senshukai Co Ltd	190,509
148,500	Seven & I Holdings Co Ltd	3,949,984
38,400	Shimachu Co Ltd	926,704
12,000	Shimamura Co Ltd	1,131,628
387,000	Shimizu Corp	1,602,153
48,900	Shinko Plantech Co Ltd	510,000
37,200	Shinko Shoji Co Ltd	276,762

80,000	ShinMaywa Industries Ltd	304,514
2,802,000	Shinsei Bank Ltd	2,947,403
154,000	Shinsho Corp	357,744
160,000	NS United Kaiun Kaisha Ltd	317,928
110,688	Ship Healthcare Holdings Inc	1,964,144
500,000	Shizuoka Bank Ltd (The)	4,590,715
126,500	Shizuoka Gas Co Ltd	699,886
59,300	Showa Corp *	396,623
989,000	Showa Denko KK	2,021,385
63,000	Showa Sangyo Co Ltd	166,736
603,300	Showa Shell Sekiyu KK	5,915,278
69,000	Sinanen Co Ltd	275,544
2,008	SKY Perfect JSAT Holdings Inc	783,558
2,980,500	Sojitz Corp	5,571,198
133,200	Stanley Electric Co Ltd	2,206,697
318,000	Sumikin Bussan Corp	705,218
383,000	Sumitomo Light Metal Industries Ltd *	378,528
54,000	Sumitomo Seika Chemicals Co Ltd	288,073
1,070,400	Sumitomo Corp	14,331,897
97,700	Sumitomo Forestry Co Ltd	847,697
860,000	Sumitomo Mitsui Financial Group Inc	24,857,040
490,000	Sumitomo Osaka Cement Co Ltd	1,249,703
49,400	Suzuken Co Ltd	1,151,658
471,000	SWCC Showa Holdings Co Ltd *	564,676
57,000	T RAD Co Ltd	233,226
35,700	Tachi-S Co Ltd	581,876
3,010,000	Taiheiyo Cement Co Ltd	5,687,539
462,400	Taihei Kogyo Co Ltd	1,829,260
2,209,836	Taisei Corp	4,956,011
586,000	Takeda Pharmaceutical Co Ltd	27,833,556
44,000	Takiron Co Ltd	162,071
98,000	Takuma Co Ltd *	479,604
29,200	Teikoku Piston Ring Co Ltd	320,527
410,098	TOA Corp	667,419
96,500	Toho Holdings Co Ltd	935,487
48,700	Tokai Rika Co Ltd	896,602
36,170	Token Corp	1,413,547
530,700	Tokio Marine Holdings Inc	14,586,470
807,000	Tokyo Gas Co Ltd	3,434,936
223,900	Tokyo Steel Manufacturing Co	2,138,632
286	Tokyu REIT Inc (REIT)	1,917,098
96,430	Tokyu Construction Co Ltd	248,952
266,000	TonenGeneral Sekiyu KK	3,260,963
26,300	Toppan Forms Co Ltd	201,476
152,000	Toppan Printing Co Ltd	1,164,354
321,000	Topy Industries Ltd	817,351
109,000	Toshiba TEC Corp	501,087
733,000	Tosoh Corp	2,938,166
36,500	Touei Housing Corp	421,225
1,087,000	Toyo Construction Co Ltd	1,167,671
93,000	Toyo Engineering Corp	338,189
134,000	Toyo Ink SC Holdings Co Ltd	632,096
185,000	Toyo Kanetsu KK	429,782
585,000	Toyo Tire & Rubber Co Ltd	1,330,208
36,000	Toyo Suisan Kaisha Ltd	843,335
32,200	Toyota Auto Body Co Ltd	500,313
310,000	Toyota Motor Corp	12,957,813
396,500	Toyota Tsusho Corp	6,515,061
27,400	Transcosmos Inc	282,361
15,000	Tsuruha Holdings Inc	692,376

	504	T—Gaia Corp	933,189
	183,000	Uchida Yoko Co Ltd	532,502
	105,000	Uniden Corp	398,242
	67,200	Unipres Corp	1,535,379
	658,000	Unitika Ltd *	470,152
	351,500	UNY Co Ltd	3,049,395
	24,890	USS Co Ltd	1,899,642
	109,000	Valor Co Ltd	1,416,659
	20,100	Vital KSK Holdings Inc	155,938
	34,700	Xebio Co Ltd	726,634
	11,392	Yahoo Japan Corp	3,776,061
	121,720	Yamada Denki Co Ltd	9,530,276
	107,200	Yamaha Motor Co Ltd *	1,926,208
	40,200	Yamato Holdings Co Ltd	612,592
	58,600	Yamato Kogyo Co Ltd	1,910,701
	108,500	Yamazen Corp	668,286
	339,000	Yokohama Rubber Co Ltd	1,825,225
	40,500	Yokohama Reito Co Ltd	265,065
	66,500	Yonekyu Corp	475,062
	25,700	Yorozu Corp	559,837
	542,000	Yuasa Trading Co Ltd	850,992
	80,000	Yurtec Corp	373,769
	20,500	Yusen Logistics Co Ltd	358,718

		Total Japan	839,325,674

		TOTAL COMMON STOCKS (COST $812,718,157)	839,325,674

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 5.4%

		Time Deposits — 5.4%
USD	5,000,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 06/01/11	5,000,000
USD	33,260,839	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 06/01/11	33,260,839
JPY	43,287,979	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	531,076
USD	5,000,000	Citibank (New York) Time Deposit, 0.03%, due 06/01/11	5,000,000
USD	5,000,000	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/11	5,000,000

		Total Time Deposits	48,791,915

		TOTAL SHORT-TERM INVESTMENTS (COST $48,791,915)	48,791,915

		TOTAL INVESTMENTS — 98.6% (Cost $861,510,072)	888,117,589

		Other Assets and Liabilities (net) — 1.4%	12,299,212

		TOTAL NET ASSETS — 100.0%	$900,416,801

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement			Units of		Appreciation
Date	Counterparty	Deliver/Receive	Currency	Value	(Depreciation)
Buys †
6/08/11	Bank of New York Mellon	JPY	3,250,564,075	$39,879,706	$(132,161)
6/08/11	Barclays Bank PLC	JPY	8,068,480,040	98,988,546	(328,048)
6/08/11	Brown Brothers Harriman & Co.	JPY	8,249,601,580	101,210,644	(335,412)
6/08/11	Deutsche Bank AG	JPY	3,882,878,233	47,637,283	(158,752)

				$287,716,179	$(954,373)

Sales #
6/08/11	Bank of New York Mellon	JPY	3,250,564,075	$39,879,706	$185,917
6/08/11	Barclays Bank PLC	JPY	8,068,480,040	98,988,546	1,142,040
6/08/11	Brown Brothers Harriman & Co.	JPY	8,249,601,580	101,210,644	473,093
6/08/11	Deutsche Bank AG	JPY	3,882,878,233	47,637,283	222,083
7/11/11	Bank of New York Mellon	JPY	3,250,564,075	39,884,978	130,830
7/11/11	Barclays Bank PLC	JPY	8,068,480,040	99,001,632	325,965
7/11/11	Brown Brothers Harriman & Co.	JPY	8,249,601,580	101,224,024	332,032
7/11/11	Deutsche Bank AG	JPY	3,882,878,233	47,643,581	156,868

				$575,470,394	$2,968,828

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
337	TOPIX	June 2011	$34,803,287	$(315,922)

Swap Agreements
Forward Cross Currency Swaps

		Expiration		Receive/
Deliver	Receive	Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Market Value
11,331,250,000 JPY	125,000,000 USD	6/27/2011	Morgan Stanley Capital Services Inc.	(Pay)	0.00%	3 Month BBA USD LIBOR — 0.20%	$(14,032,678)

					Premiums to (Pay) Receive		$—

#	Receive — Fund receives fixed rate and sells variable rate. (Pay) — Fund pays fixed rate and receives variable rate.
As of May 31, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BBA — British Banks Association

REIT — Real Estate Investment Trust

USD LIBOR — London Interbank Offered Rate denominated in United States Dollars.

* Non-income producing security.

Currency Abbreviations:

JPY — Japanese Yen

USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$872,295,049	$39,343,201	$(23,520,661)	$15,822,540

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	93.2%
Futures Contracts	(0.0)%**

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below.

**	Rounds to (0.0)%.
See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the fair value of equity securities that underlie futures and derivatives) due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Japan	$—	$839,325,674	$—	$839,325,674

TOTAL COMMON STOCKS	—	839,325,674	—	839,325,674

Short-Term Investments	48,791,915	—	—	48,791,915

Total Investments	48,791,915	839,325,674	—	888,117,589

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	2,968,828	—	2,968,828

Total	$48,791,915	$842,294,502	$—	$891,086,417

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(954,373)	$—	$(954,373)
Futures Contracts
Equity Risk	—	(315,922)	—	(315,922)
Swap Agreements
Foreign Currency Risk	—	(14,032,678)	—	(14,032,678)

Total	$—	$(15,302,973)	$—	$(15,302,973)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*   Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Management and Operational Risk — The Fund runs the risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations. In addition, while each GMO Fund is exposed to some level of management and operational risk, this risk may be particularly pronounced for this Fund because it does not seek to control risk relative to a particular securities market index or benchmark. This risk is also pronounced for this Fund because the risks created by its derivative positions and other investments may cause it to incur significant losses.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the market value of the Fund’s equity investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Focused Investment Risk — Focusing investments in countries, regions, sectors, or companies with high positive correlations to one another creates additional risk. As of the date of this Prospectus, this risk was particularly pronounced for the Fund because it had invested substantially all of its assets in equity investments tied economically to Japan. This risk may be particularly pronounced for the Fund because it may invest a significant portion of its assets in a particular geographic region or foreign country or in the securities of a limited number of issuers. A decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Other principal risks of an investment in the Fund include Market Disruption and Geopolitical Risk (the risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Short Sales Risk (risk that the Fund’s loss on a short sale of securities that the Fund does not own is unlimited); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used swap agreements to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Value of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts*	$—	$2,968,828	$—	$—	$—	$2,968,828

Total	$—	$2,968,828	$—	$—	$—	$2,968,828

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(954,373)	$—	$—	$—	$(954,373)
Unrealized depreciation on futures contracts*	—	—	—	(315,922)	—	(315,922)
Unrealized depreciation on swap agreements	—	(14,032,678)	—	—	—	(14,032,678)

Total	$—	$(14,987,051)	$—	$(315,922)	$—	$(15,302,973)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts) and notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements
Average amount outstanding	$427,361,481	$14,776,144	$138,311,995

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.7%

	Australia — 2.6%
474,902	Amcor Ltd	3,675,157
2,885,297	Asciano Ltd	4,878,430
49,609	Commonwealth Bank of Australia	2,686,993
304,527	Crown Ltd	2,854,100
2,326,698	Dexus Property Group (REIT)	2,203,923
1,522,718	Incitec Pivot Ltd	6,266,847
219,860	James Hardie Industries SE *	1,378,491
54,060	Macquarie Group Ltd	1,970,505
1,016,835	Myer Holdings Ltd	3,118,993
305,313	Santos Ltd	4,819,304
1,866,652	Telstra Corp Ltd	6,030,020
513,875	Toll Holdings Ltd	2,879,949
449,707	Westpac Banking Corp	10,650,394

	Total Australia	53,413,106

	Austria — 0.1%
16,614	OMV AG	691,953
25,240	Telekom Austria AG	327,245
67,110	Wienerberger AG	1,310,433

	Total Austria	2,329,631

	Belgium — 0.4%
73,550	KBC Groep NV	3,122,214
110,610	Umicore SA	6,115,749

	Total Belgium	9,237,963

	Brazil — 1.4%
186,300	Cia Hering	4,256,767
232,100	EDP-Energias Do Brasil SA	5,590,112
474,400	Magazine Luiza SA *	4,810,902
831,000	PDG Realty SA Empreendimentos e Participacoes	5,214,324
306,000	Sonae Sierra Brasil SA	4,703,217
434,000	T4F Entretenimento SA *	4,126,129

	Total Brazil	28,701,451

	China — 0.3%
801,000	China Mobile Ltd	7,337,055

	Denmark — 0.4%
314,600	H Lundbeck A/S	8,097,409
11,870	Pandora A/S	403,114

	Total Denmark	8,500,523

	Finland — 4.0%
258,000	Amer Sports Oyj Class A	4,124,567
248,940	KCI Konecranes Oyj	10,300,816
355,140	Neste Oil Oyj	6,165,163
486,305	Nokian Renkaat Oyj	23,770,196
78,700	Orion Oyj Class B	2,044,880
242,870	Rautaruukki Oyj	5,752,510
549,250	Sampo Oyj Class A	17,995,392
418,735	UPM—Kymmene Oyj	7,910,386

253,870	YIT Oyj	6,891,478

	Total Finland	84,955,388

	France — 9.7%
137,970	Accor SA	6,337,242
91,456	Air France—KLM *	1,541,491
218,520	ArcelorMittal	7,316,660
560,141	AXA	12,011,706
307,196	BNP Paribas	24,070,420
165,340	Carrefour SA *	7,343,423
52,323	Christian Dior SA	8,096,835
123,990	Compagnie de Saint-Gobain	8,228,164
108,568	Compagnie Generale des Etablissements Michelin-Class B	10,213,327
80,290	Electricite de France	3,263,653
169,320	European Aeronautic Defense and Space Co NV *	5,589,326
49,485	L’Oreal SA	6,243,135
152,903	Legrand SA	6,475,837
72,333	Pernod-Ricard SA	7,320,359
110,393	Publicis Groupe SA	6,083,508
117,628	Renault SA	6,701,179
298,768	Sanofi-Aventis	23,693,283
40,783	Societe BIC SA	3,851,951
94,154	Sodexo	7,263,626
560,307	Total SA	32,363,661
376,256	Vivendi SA	10,539,656

	Total France	204,548,442

	Germany — 8.0%
133,109	Allianz SE (Registered)	18,455,962
24,721	Axel Springer AG	3,701,725
29,019	BASF AG	2,691,124
211,671	Bayer AG	17,396,206
2,116,300	Commerzbank AG *	9,713,980
124,720	Continental AG *	12,882,250
303,295	Daimler AG (Registered)	21,510,637
228,058	Deutsche Bank AG (Registered)	13,651,692
989,834	Deutsche Telekom AG (Registered)	14,736,132
446,785	E.ON AG	12,706,227
86,540	HeidelbergCement AG	6,038,521
134,740	K+S AG	10,772,801
249,243	SAP AG	15,506,708
56,483	Siemens AG (Registered)	7,575,722

	Total Germany	167,339,687

	Hong Kong — 1.3%
1,097,622	Great Eagle Holdings Ltd	3,834,392
1,173,000	Hutchison Whampoa Ltd	13,587,092
1,275,500	Power Assets Holdings Ltd	9,086,356

	Total Hong Kong	26,507,840

	India — 0.5%
480,337	Hindalco Industries Ltd	2,109,086
1,017,940	Housing Development & Infrastructure Ltd *	3,819,972
1,837,197	Indiabulls Real Estate Ltd *	4,785,238
234,250	Indiabulls Wholesale *	—

	Total India	10,714,296

	Indonesia — 0.4%
4,614,962	Bank Mandiri Tbk PT	3,892,758
1,682,500	Tambang Batubara Bukit Asam Tbk PT	4,190,082

	Total Indonesia	8,082,840

	Ireland — 0.4%
363,249	C&C Group Plc	1,888,231
225,141	CRH Plc	4,910,512
46,149	DCC Plc	1,425,032

	Total Ireland	8,223,775

	Italy — 6.4%
333,995	Assicurazioni Generali SPA	7,327,186
515,253	Autogrill SPA	6,591,030
1,178,050	Enel Green Power SPA	3,294,079
2,306,397	Enel SPA	15,873,279
1,469,966	ENI SPA	35,252,015
267,462	Fiat Industrial SPA *	3,525,392
61,010	Fondiaria—Sai SPA-Di RISP *	283,416
2,661,032	Intesa San Paolo	6,929,403
1,543,888	Intesa Sanpaolo SPA-Di RISP	3,376,706
336,287	Italcementi SPA-Di RISP	1,671,352
271,444	Lottomatica SPA *	5,503,251
1,284,477	Mediaset SPA	6,736,355
375,370	Mediobanca SPA	4,178,669
219,571	Prysmian SPA	4,649,364
1,813,996	Saras SPA *	4,449,699
5,187,458	Telecom Italia SPA-Di RISP	6,351,713
8,499,573	UniCredit SPA	19,391,337

	Total Italy	135,384,246

	Japan — 21.2%
972,000	Aeon Co Ltd	11,222,454
342,000	Aisin Seiki Co Ltd	12,674,278
470,600	Alps Electric Co Ltd	4,839,998
952,000	Asahi Glass Co Ltd	11,251,957
1,215,000	Asahi Kasei Corp	7,993,925
212,200	Astellas Pharma Inc	8,092,246
271,500	Canon Inc	13,038,351
983,000	Chiba Bank Ltd	5,923,848
337,000	Chugai Pharmaceutical Co Ltd	5,543,761
2,529,000	Chuo Mitsui Trust Holdings Inc	8,728,004
316,400	Daikin Industries Ltd	10,580,803
116,400	Daito Trust Construction Co Ltd	9,636,725
1,297,000	Ebara Corp	6,918,602
4,239,000	Hitachi Ltd	24,073,801
846,000	Honda Motor Co Ltd	32,216,516
1,035,000	Itochu Corp	10,710,514
345,900	JSR Corp	6,889,363
353,000	JS Group Corp	8,614,965
2,339,200	JX Holdings Inc	15,459,544
584,000	Kirin Holdings Co Ltd	8,198,702
230,000	Lawson Inc	11,407,845
137,100	Miraca Holdings Inc	5,376,678
2,275,000	Mitsubishi Chemical Holdings Corp	15,893,324
1,681,000	Mitsubishi Electric Corp	19,014,002
817,700	Mitsui & Co Ltd	13,986,853
1,693,000	Mitsui OSK Lines Ltd	9,078,281

2,248,300	Nissan Motor Co Ltd	22,633,690
950,000	NSK Ltd	9,027,782
11,079	NTT Docomo Inc	20,640,517
325	ORIX JREIT Inc (REIT)	1,759,847
532,800	Seiko Epson Corp	8,951,581
876,000	Sekisui Chemical Co Ltd	6,992,732
91,200	Shimamura Co Ltd	8,600,371
6,193,000	Shinsei Bank Ltd	6,514,371
237,000	Stanley Electric Co Ltd	3,926,331
335,000	Sumitomo Rubber Industries	3,882,350
493,200	Sumitomo Electric Industries Ltd	7,132,692
581,100	Sumitomo Mitsui Financial Group Inc	16,795,844
377,500	Sumitomo Realty & Development Co Ltd	8,061,265
378,000	Taiyo Yuden Co Ltd	5,192,316
1,530,000	Teijin Ltd	7,070,868
356,400	Tokio Marine Holdings Inc	9,795,775

	Total Japan	444,343,672

	Malaysia — 0.2%
1,959,900	Petronas Chemicals Group Bhd *	4,714,590

	Mexico — 0.4%
44,100	Grupo Aeroportuario del Sureste SAB de CV ADR	2,650,851
199,700	Ternium SA-ADR	6,210,670

	Total Mexico	8,861,521

	Netherlands — 0.8%
1,140,532	Aegon NV *	7,994,082
116,543	Dockwise Ltd *	3,274,767
150,899	Imtech NV	5,687,425

	Total Netherlands	16,956,274

	New Zealand — 0.0%
61,316	Sky Network Television Ltd	285,998

	Norway — 1.4%
192,770	Aker Solutions ASA	4,280,177
1,035,743	BW Offshore Ltd *	2,505,594
594,437	ProSafe ASA	4,699,165
363,560	Statoil ASA	9,580,352
567,108	Storebrand ASA	5,194,781
228,380	Telenor ASA	3,870,384

	Total Norway	30,130,453

	Philippines — 0.2%
8,351,400	Alliance Global Group Inc	2,034,528
878,010	Cebu Air Inc	1,802,615

	Total Philippines	3,837,143

	Russia — 1.6%
1,140,480	Gazprom OAO Sponsored ADR *	16,845,072
270,200	Lukoil OAO ADR	17,405,699

	Total Russia	34,250,771

	Singapore — 1.1%
318,000	DBS Group Holdings Ltd	3,817,204
3,555,000	Global Logistic Properties Ltd *	5,764,868
767,100	Keppel Corp Ltd	7,167,757

472,130	Singapore Airlines Ltd	5,422,776

	Total Singapore	22,172,605

	South Korea — 1.7%
65,780	Doosan Heavy Industries and Construction Co	3,475,202
17,010	Hyundai Mobis	5,988,915
10,600	LG Chem Ltd	5,265,291
41,500	LG Corp	3,469,798
184,470	LG Display Co Ltd	6,145,133
40,180	LG Electronics Inc	3,631,316
60,100	Shinhan Financial Group Co Ltd	2,713,024
25,314	SK Holdings Co Ltd	4,782,823

	Total South Korea	35,471,502

	Spain — 1.2%
761,301	Banco Santander SA	9,073,252
194,260	Enagas	4,587,295
81,391	Red Electrica de Espana	4,931,221
184,428	Repsol YPF SA	6,301,665

	Total Spain	24,893,433

	Sweden — 2.7%
107,300	Autoliv Inc SDR	8,245,189
192,440	Electrolux AB Class B	5,243,110
501,770	Ericsson LM B Shares	7,436,714
229,118	Getinge AB Class B	6,404,392
128,430	Nordea Bank AB	1,508,960
769,570	Svenska Cellulosa AB Class B	11,984,509
598,980	Swedbank AB Class A	11,156,313
577,330	TeliaSonera AB	4,501,851

	Total Sweden	56,481,038

	Switzerland — 4.6%
76,120	Adecco SA *	5,197,991
273,380	Novartis AG (Registered)	17,638,715
193,720	Roche Holding AG (Non Voting)	34,108,671
44,536	Sulzer AG	8,079,420
13,498	Swisscom AG (Registered)	6,219,080
40,592	Syngenta AG (Registered) *	14,031,099
38,609	Zurich Financial Services AG *	10,343,555

	Total Switzerland	95,618,531

	Taiwan — 0.5%
526,800	Asustek Computer Inc *	5,526,676
1,455,960	Hon Hai Precision Industry Co Ltd	5,125,972

	Total Taiwan	10,652,648

	United Kingdom — 22.2%
200,615	AMEC Plc	3,830,574
145,724	Anglo American Plc	7,296,298
1,128,790	BAE Systems Plc	6,146,435
2,822,136	Barclays Plc	12,898,292
702,882	BG Group Plc	16,320,310
414,470	Bodycote Plc	2,589,091
5,181,282	BP Plc	39,896,663
757,958	British American Tobacco Plc	34,010,813
3,254,480	BT Group Plc	10,770,851
934,947	Centrica Plc	4,902,132

411,818	Compass Group Plc	4,012,440
716,356	Diageo Plc	15,268,340
233,357	Experian Plc	3,077,335
4,069,578	HSBC Holdings Plc	42,534,536
376,457	Imperial Tobacco Group Plc	13,504,067
782,001	Inchcape Plc	5,073,944
582,071	International Power Plc	3,057,340
46,467	Johnson Matthey Plc	1,624,675
317,266	John Wood Group Plc	3,292,299
267,038	Land Securities Group Plc (REIT)	3,666,200
1,193,600	National Express Group Plc	5,018,308
421,062	National Grid Plc	4,347,159
748,737	Prudential Plc	9,109,835
135,650	Reckitt Benckiser Group Plc	7,683,357
201,065	Rio Tinto Plc	14,010,673
150,985	Rolls-Royce Holdings Plc *	1,582,996
15,956,640	Rolls-Royce Holdings Plc C Shares (London) *	26,249
1,068,727	Royal Dutch Shell Plc A Shares (London)	38,643,412
805,574	Royal Dutch Shell Plc B Shares (London)	29,077,176
39,262	Schroders Plc	1,060,385
239,090	Scottish & Southern Energy Plc	5,426,680
105,523	Severn Trent Plc	2,632,697
175,004	Smith & Nephew Plc	1,947,819
2,275,315	Tesco Plc	15,726,095
278,947	Travis Perkins Plc	4,947,008
204,279	Ultra Electronics Holdings Plc	5,683,416
430,486	Unilever Plc	13,974,573
13,547,131	Vodafone Group Plc	37,669,055
178,070	Whitbread Plc	4,784,649
2,472,702	WM Morrison Supermarkets Plc	12,370,756
677,308	Xstrata Plc	15,972,527

	Total United Kingdom	465,467,460

	TOTAL COMMON STOCKS (COST $1,793,083,298)	2,009,413,882

	PREFERRED STOCKS — 1.3%

	Brazil — 0.4%
190,100	Vivo Participacoes SA 3.76%	8,410,065

	Germany — 0.4%
112,670	Porsche Automobil Holding SE 1.04%	7,859,610

	Italy — 0.0%
92,930	Fiat Industrial SPA *	728,925

	South Korea — 0.5%
64,790	Hyundai Motor Co 2.05%	4,808,416
19,910	LG Chem Ltd 2.25%	3,321,405
48,180	LG Electronics Inc 0.71%	1,569,965

	Total South Korea	9,699,786

	TOTAL PREFERRED STOCKS (COST $19,530,824)	26,698,386

	RIGHTS AND WARRANTS — 0.1%

	Austria — 0.0%
16,944	OMV AG Rights, Expires 06/06/11*	—

	Germany — 0.1%
2,158,695	Commerzbank AG Rights, Expires 06/06/11*	2,749,321

	Italy — 0.0%
4,289,160	Intesa Sanpaolo Rights, Expires 06/10/11*	758,604
497,700	Unione di Banche Italiane SCPA Warrants, Expires 06/30/11*	143

	Total Italy	758,747

	TOTAL RIGHTS AND WARRANTS (COST $3,411,287)	3,508,068

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 2.8%
		Time Deposits — 2.8%
USD	4,153,187	Bank of America (Charlotte) Time Deposit, 0.03%, due 06/01/11	4,153,187
AUD	107	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.89%, due 06/01/11	114
CHF	110,012	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	128,986
DKK	1,990,542	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.10%, due 06/01/11	384,263
EUR	2,719,403	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.19%, due 06/01/11	3,913,494
GBP	1,079,875	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.14%, due 06/01/11	1,776,394
JPY	41,887,163	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	513,890
NOK	129	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.40%, due 06/01/11	24
SEK	444	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.54%, due 06/01/11	72
EUR	16,695,071	Citibank (New York) Time Deposit, 0.19%, due 06/01/11	24,025,878
USD	24,000,000	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/11	24,000,000

		Total Time Deposits	58,896,302

		TOTAL SHORT-TERM INVESTMENTS (COST $58,896,302)	58,896,302

		TOTAL INVESTMENTS — 99.9% (Cost $1,874,921,711)	2,098,516,638
		Other Assets and Liabilities (net) — 0.1%	1,695,661

		TOTAL NET ASSETS — 100.0%	$2,100,212,299

Notes to Schedule of Investments:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

SDR — Swedish Depository Receipt

* Non-income producing security.

Currency Abbreviations:

AUD — Australian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

NOK — Norwegian Krone

SEK — Swedish Krona

USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,915,930,126	$255,388,709	$(72,802,197)	$182,586,512

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	94.8%

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below.
See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to foreign equity securities (including the fair value of equity securities that underlie futures and derivatives) due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs
Description	(Level 1)	(Level 2)		(Level 3)	Total
Common Stocks
Australia	$—	$53,413,106		$—	$53,413,106
Austria	—	2,329,631		—	2,329,631
Belgium	—	9,237,963		—	9,237,963
Brazil	28,701,451	—		—	28,701,451
China	—	7,337,055		—	7,337,055
Denmark	—	8,500,523		—	8,500,523
Finland	—	84,955,388		—	84,955,388
France	—	204,548,442		—	204,548,442
Germany	—	167,339,687		—	167,339,687
Hong Kong	—	26,507,840		—	26,507,840
India	—	10,714,296		—	10,714,296
Indonesia	—	8,082,840		—	8,082,840
Ireland	—	8,223,775		—	8,223,775
Italy	—	135,384,246		—	135,384,246
Japan	—	444,343,672		—	444,343,672
Malaysia	—	4,714,590		—	4,714,590
Mexico	8,861,521	—		—	8,861,521
Netherlands	—	16,956,274		—	16,956,274
New Zealand	—	285,998		—	285,998
Norway	—	30,130,453		—	30,130,453
Philippines	—	3,837,143		—	3,837,143
Russia	—	34,250,771		—	34,250,771
Singapore	—	22,172,605		—	22,172,605
South Korea	—	35,471,502		—	35,471,502
Spain	—	24,893,433		—	24,893,433
Sweden	—	56,481,038		—	56,481,038
Switzerland	—	95,618,531		—	95,618,531
Taiwan	—	10,652,648		—	10,652,648
United Kingdom	—	465,467,460		—	465,467,460

TOTAL COMMON STOCKS	37,562,972	1,971,850,910		—	2,009,413,882

Preferred Stocks
Brazil	8,410,065	—		—	8,410,065
Germany	—	7,859,610		—	7,859,610
Italy	—	728,925		—	728,925
South Korea	—	9,699,786		—	9,699,786

TOTAL PREFERRED STOCKS	8,410,065	18,288,321		—	26,698,386

Rights and Warrants
Austria	—	0	*	—	0
Germany	—	2,749,321		—	2,749,321
Italy	—	758,747		—	758,747

TOTAL RIGHTS AND WARRANTS	—	3,508,068		—	3,508,068

Short-Term Investments	58,896,302	—		—	58,896,302

Total Investments	104,869,339	1,993,647,299		—	2,098,516,638

Total	$104,869,339	$1,993,647,299		$—	$2,098,516,638

*	Represents the interest in securities that have no value as of May 31, 2011.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
						Change in				(Depreciation)
	Balances as			Accrued	Total	Unrealized			Balances as	from Investments
	of February 28,			Discounts/	Realized	Appreciation	Transfer	Transfer out	of May 31,	Still Held as of
	2011	Purchases	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	into Level 3 *	of Level 3 *	2011	May 31, 2011
Common Stocks
Thailand	$3,966,670	$—	$(3,910,886)	$—	$(33,315)	$(22,469)	$—		$—	$—

Total	$3,966,670	$—	$(3,910,886)	$—	$(33,315)	$(22,469)	$—	$—	$—	$—

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.
• Credit and Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.
Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in-kind); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); and Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk).
Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2011, the Fund held rights and warrants received as a result of corporate actions. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$3,508,068	$—	$3,508,068

Total	$—	$—	$—	$3,508,068	$—	$3,508,068

The volume of derivative activity, based on absolute values (rights and warrants) outstanding at each month-end, was as follows for the period ended May 31, 2011:

Rights/
Warrants
Average amount outstanding	$5,791,879

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.5%

	Australia — 4.0%
209,856	Aquarius Platinum Ltd	1,175,481
1,084,753	Asciano Group	1,834,089
122,263	Billabong International Ltd	831,893
2,869,240	Dexus Property Group (REIT)	2,717,836
430,685	Iress Market Technology Ltd	4,452,848
292,600	Nufarm Ltd *	1,516,260
1,286,430	Pacific Brands Ltd	984,505
167,420	PanAust Ltd *	723,989
329,780	Primary Health Care Ltd	1,236,706
107,900	Reject Shop Ltd (The)	1,403,495
2,819,320	Ten Network Holdings Ltd	3,680,834
158,224	Toll Holdings Ltd	886,747
166,269	West Australian Newspapers Holdings Ltd	763,896

	Total Australia	22,208,579

	Austria — 0.4%
16,047	Flughafen Wien AG	934,793
58,311	Wienerberger AG	1,138,618

	Total Austria	2,073,411

	Belgium — 1.7%
34,448	CMB Cie Maritime Belge SA	999,737
32,020	Compagnie d’Entreprises CFE	2,447,453
25,100	Mobistar SA	1,800,783
42,850	SA D’Ieteren NV	2,882,841
22,700	Umicore SA	1,255,108

	Total Belgium	9,385,922

	Brazil — 4.6%
187,400	Aliansce Shopping Centers SA	1,686,630
217,300	Autometal SA	2,341,372
187,900	Banco Daycoval SA	1,333,849
434,500	Brasil Brokers Participacoes SA	2,313,294
551,200	Cia Hering	12,594,365
465,300	Even Construtora e Incorporadora SA	2,536,257
187,200	Iochpe-Maxion SA	2,752,680

	Total Brazil	25,558,447

	Canada — 2.9%
28,530	Alamos Gold Inc	429,047
73,300	Corus Entertainment Inc Class B	1,539,614
95,300	Flint Energy Services Ltd *	1,385,949
400,000	Galleon Energy Inc Class A *	1,300,511
634,250	Gran Colombia Gold Corp *	674,281
140,000	Just Energy Group Inc	2,154,513
172,300	Karnalyte Resources Inc	1,956,237
189,300	Precision Drilling Corp *	2,932,748
650,000	RMP Energy Inc *	1,623,574
5,600,000	Western Energy Services Corp *	2,312,020

	Total Canada	16,308,494

	Chile — 0.3%
1,081,100	Administradora de Fondos de Pensiones Provida SA	1,418,675

	China — 0.5%
3,877,000	361 Degrees International Ltd	2,644,084

	Denmark — 0.9%
116,190	H Lundbeck A/S	2,990,585
1,286,350	Ossur hf *	2,151,336

	Total Denmark	5,141,921

	Finland — 1.8%
68,800	Amer Sports Oyj Class A	1,099,885
46,184	Konecranes Oyj	1,911,034
403,739	Oriola-KD Oyj Class B	1,626,317
99,300	Rautaruukki Oyj	2,351,975
124,300	Talvivaara Mining Co Plc *	1,029,469
70,714	YIT Oyj	1,919,581

	Total Finland	9,938,261

	France — 4.1%
117,141	Boursorama *	1,499,588
52,700	Cap Gemini SA *	3,016,107
19,295	Compagnie Generale des Etablissements Michelin-Class B	1,815,140
70,339	Faurecia	3,010,835
72,900	Legrand SA	3,087,504
19,537	Neopost SA	1,751,586
39,342	Renault SA	2,241,284
5,721	SA des Ciments Vicat	487,471
23,205	Societe BIC SA	2,191,710
21,874	Virbac SA	3,961,963

	Total France	23,063,188

	Germany — 4.3%
3,664	Axel Springer AG	548,648
40,694	Bauer AG	1,965,450
52,386	Cat Oil AG	568,708
317,800	Commerzbank AG *	1,458,727
32,050	Continental AG *	3,310,424
70,828	Francotyp-Postalia Holdings AG *	372,682
38,661	Gerresheimer AG	1,833,573
31,000	HeidelbergCement AG	2,163,094
316,557	Heidelberger Druckmaschinen AG *	1,335,856
55,718	KUKA AG *	1,505,672
13,293	MAN SE *	1,855,580
85,000	NORMA Group *	2,480,109
278,879	Praktiker Bau-Und Heimwerkermaerkte Holding AG	2,504,774
65,820	Tom Tailor Holding AG *	1,350,024
11,440	Wincor Nixdorf AG	794,578

	Total Germany	24,047,899

	Greece — 0.6%
273,350	Ellaktor SA	1,017,497
57,121	Folli Follie Group *	949,443
109,095	Intralot SA	257,969
78,511	Metka SA	896,699
67,611	Mytilineos Holdings SA *	502,899

	Total Greece	3,624,507

	Hong Kong — 1.4%
283,700	Dah Sing Financial Group	1,611,815

5,955,900	PCCW Ltd	2,299,125
1,200,000	Yue Yuen Industrial Holdings	4,141,983

	Total Hong Kong	8,052,923

	India — 0.5%
302,200	Housing Development & Infrastructure Ltd *	1,134,051
127,400	Orchid Chemicals & Pharmaceuticals Ltd	823,114
254,100	Rolta India Ltd	783,963

	Total India	2,741,128

	Indonesia — 0.3%
4,011,000	Borneo Lumbung Energi & Metal Tbk PT *	714,418
381,500	Tambang Batubara Bukit Asam Tbk PT	950,084

	Total Indonesia	1,664,502

	Ireland — 0.9%
277,116	C&C Group Plc	1,440,497
70,299	DCC Plc	2,170,758
116,610	Smurfit Kappa Group Plc *	1,449,628

	Total Ireland	5,060,883

	Italy — 6.7%
130,637	Arnoldo Mondadori Editore SPA	481,013
459,850	Astaldi SPA	3,520,037
389,323	Autogrill SPA	4,980,154
90,256	Benetton Group SPA	721,484
72,754	Brembo SPA	976,330
91,859	Buzzi Unicem SPA *	1,279,324
359,716	Credito Emiliano SPA	2,447,038
58,226	ERG SPA	774,535
284,815	Fondiaria—Sai SPA-Di RISP *	1,323,080
548,588	Grouppo Editoriale L’Espresso	1,595,702
282,698	Italcementi SPA-Di RISP	1,405,014
127,276	Lottomatica SPA *	2,580,391
690,950	Maire Tecnimont SPA	1,351,623
486,749	Mediaset SPA	2,552,723
237,548	Mediolanum SPA	1,248,474
671,600	Piaggio & C SPA	2,568,818
2,762,360	Prelios SPA *	2,076,576
157,581	Prysmian SPA	3,336,740
1,012,390	Saras SPA *	2,483,374

	Total Italy	37,702,430

	Japan — 20.6%
344,000	Air Water Inc	4,123,342
315,400	Alps Electric Co Ltd	3,243,806
1,250,000	Aozora Bank Ltd	2,695,559
193,900	Avex Group Holding Inc	2,632,521
178,400	Century Tokyo Leasing Corp	3,042,639
155,500	Circle K Sunkus Co Ltd	2,406,484
143,300	Cosmos Pharmaceutical Corp	5,967,273
315,000	Fuji Oil Co Ltd	4,596,829
122,100	Hitachi Chemical Co Ltd	2,486,836
255,400	Hitachi Transport System Ltd	3,878,551
127,500	IRISO ELECTRONICS Co Ltd	2,358,273
216,000	Izumi Co Ltd	3,061,823
399,000	Japan Aviation Electronics Industry Ltd	2,733,766
94,440	K’s Holdings Corp	3,572,862

197,600	Keihin Corp	4,062,790
767	Kenedix Realty Investment Corp (REIT)	3,154,602
87,100	Kintetsu World Express Inc	2,876,171
124,000	Kyorin Co Ltd	2,337,861
79,680	Mitsubishi UFJ Lease & Finance Co Ltd	3,041,775
301,000	Nabtesco Corp	6,829,708
506,000	NHK Spring Co Ltd	4,970,204
260,500	Nihon Kohden Corp	6,092,299
385,000	Nissin Electric Co Ltd	3,332,959
23,050	Obic Co Ltd	4,125,488
597,800	Pioneer Corp *	2,641,251
502,000	Rengo Co Ltd	3,304,823
133,900	Saizeriya Co Ltd	2,371,832
601,000	Sanken Electric Co Ltd	3,821,211
1,639,000	Shinsei Bank Ltd	1,724,052
170,800	Sumitomo Rubber Industries	1,979,419
181,900	Takata Corp	5,300,042
624,000	Tsubakimoto Chain Co	3,530,398
1,115,000	Ube Industries Ltd	3,463,387

	Total Japan	115,760,836

	Mexico — 1.3%
1,060,900	Fibra Uno Administracion SA de CV	1,787,136
1,671,500	Genomma Lab Internacional SA Class B *	4,309,630
315,400	Grupo Continental SAB de CV	1,200,692

	Total Mexico	7,297,458

	Netherlands — 2.5%
110,330	AerCap Holdings NV *	1,496,075
58,128	Arcadis NV	1,368,391
83,265	Dockwise Ltd *	2,339,682
83,382	Imtech NV	3,142,690
42,707	Koninklijke Ten Cate NV	1,771,480
18,491	Nutreco Holding NV	1,413,103
47,800	SBM Offshore NV	1,263,154
244,664	Spyker Cars NV *	1,178,775

	Total Netherlands	13,973,350

	New Zealand — 0.6%
889,740	Fisher & Paykel Appliances Holdings Ltd *	455,557
143,175	Pumpkin Patch Ltd	137,176
943,299	Sky City Entertainment Group Ltd	2,857,364

	Total New Zealand	3,450,097

	Norway — 1.8%
719,962	BW Offshore Ltd *	1,741,679
382,860	BWG Homes ASA	1,621,144
38,750	Fred Olsen Energy ASA	1,519,686
44,780	Kongsberg Gruppen ASA	1,257,807
190,980	ProSafe ASA	1,509,742
249,063	SpareBank 1 SR Bank	2,465,806

	Total Norway	10,115,864

	Philippines — 0.8%
12,352,000	Alliance Global Group Inc	3,009,134
608,600	Cebu Air Inc	1,249,498
6,000,000	Pepsi-Cola Products Philippines Inc	326,441

	Total Philippines	4,585,073

	Russia — 0.3%
83,711	Cherkizovo Group GDR (Registered) *	1,714,879

	Singapore — 1.2%
1,710,000	Chemoil Energy Ltd *	513,082
475,000	ComfortDelgro Corp Ltd	566,102
3,725,000	First Ship Lease Trust	1,162,719
2,087,640	Mapletree Logistics Trust (REIT)	1,548,889
654,000	MobileOne Ltd	1,288,802
975,000	Petra Foods Ltd	1,399,201

	Total Singapore	6,478,795

	South Korea — 5.2%
102,270	BS Financial Group Inc *	1,478,397
57,500	CrucialTec Co Ltd *	1,186,953
144,400	Daegu Bank (a)	2,138,691
10,750	Daelim Industrial Co Ltd	1,059,634
37,410	Daishin Securities Co Ltd	478,131
26,780	Doosan Corp	3,039,100
442,142	Kortek Corp	3,589,654
16,320	Mando Corp	3,034,727
10,467	Nong Shim Co Ltd	2,440,002
35,140	S1 Corp	1,629,857
17,730	Sindoh Co Ltd	815,233
21,400	SK Holdings Co Ltd	4,043,313
81,600	Tong Yang Life Insurance Co Ltd	911,736
79,520	Youngone Holding Co Ltd	3,188,597

	Total South Korea	29,034,025

	Spain — 1.2%
123,100	Banco Espanol de Credito SA	1,055,699
2,241	Construcciones y Auxiliar de Ferrocarriles SA	1,265,704
127,110	Enagas	3,001,601
27,814	Red Electrica de Espana	1,685,162

	Total Spain	7,008,166

	Sweden — 1.5%
29,000	Autoliv Inc SDR	2,228,429
42,066	Elekta AB Class B	1,830,073
94,200	Getinge AB Class B	2,633,114
1,227,088	Trigon Agri A/S *	1,895,018

	Total Sweden	8,586,634

	Switzerland — 4.2%
6,735	Alpiq Holding AG (Registered)	2,595,126
84,600	Aryzta AG	4,707,801
5,080	Forbo Holdings AG (Registered) *	4,175,223
9,195	Kaba Holding AG Class B (Registered)	4,001,951
24,649	Sulzer AG	4,471,655
11,465	Valora Holding AG	3,806,269

	Total Switzerland	23,758,025

	Taiwan — 0.3%
634,561	Altek Corp	850,973
434,500	Coretronic Corp	703,293

	Total Taiwan	1,554,266

	Thailand — 0.2%
13,445,500	Quality Houses Pcl (Foreign Registered) (a)	905,250

	United Kingdom — 17.9%
333,554	Aquarius Platinum Ltd	1,891,014
240,650	Babcock International Group Plc	2,733,694
117,260	Berkeley Group Holdings Plc (Unit Shares) *	2,182,911
609,615	Bodycote Plc	3,808,113
827,980	Centaur Media Plc	764,165
112,990	Charles Taylor Consulting Plc	242,304
279,700	Chemring Group Plc	3,069,253
1,821,517	Debenhams Plc *	2,247,195
885,510	Diploma Plc	5,313,343
364,170	Euromoney Institutional Investor Plc	3,978,009
1,085,120	F&C Asset Management Plc	1,423,491
538,023	Fenner Plc	3,448,801
643,290	Filtrona Plc	3,936,639
431,420	Great Portland Estates Plc (REIT)	3,143,018
303,370	Homeserve Plc	2,606,934
279,670	IMI Plc	4,790,438
499,547	Inchcape Plc	3,241,266
966,580	ITE Group Plc	3,947,063
302,896	James Fisher & Sons Plc	2,798,101
147,400	JD Wetherspoon Plc	1,082,207
360,737	John Wood Group Plc	3,743,401
744,210	Jupiter Fund Management Plc	3,526,133
1,920,280	KCOM Group Plc	2,327,395
100,492	Kier Group Plc	2,122,483
965,374	Lupus Capital Plc	2,096,996
944,900	Metric Property Investments Plc *	1,741,737
449,429	N Brown Group	2,156,196
585,840	National Express Group Plc	2,463,074
327,426	PZ Cussons Plc	1,963,752
484,842	Restaurant Group Plc	2,366,991
738,621	RPS Group Plc	3,011,411
1,243,190	Senior Plc	3,175,276
531,217	Severfield-Rowen Plc	2,186,960
119,968	Travis Perkins Plc	2,127,582
101,595	Ultra Electronics Holdings Plc	2,826,559
174,073	United Business Media Ltd	1,663,842
478,229	WSP Group Plc	2,713,804
58,938	XP Power Ltd	1,621,305

	Total United Kingdom	100,482,856

	TOTAL COMMON STOCKS (COST $433,039,801)	535,340,828

	PREFERRED STOCKS — 0.9%

	Brazil — 0.5%
601,700	Marcopolo SA 3.23%	2,829,735

	Germany — 0.1%
4,540	MAN SE 3.17% *	420,719

	South Korea — 0.3%
38,370	Daelim Industrial Co Ltd 0.55%	937,262

	124,760	Daishin Securities Co Ltd 9.28%	998,166

		Total South Korea	1,935,428

		TOTAL PREFERRED STOCKS (COST $3,967,511)	5,185,882

Par Value/ Shares		Description	Value ($)

		DEBT OBLIGATIONS — 0.3%

		United Kingdom — 0.3%
GBP	1,000,000	Eland Oil & Gas Ltd, 5.00%, due 10/15/11 (a)	1,645,000

		TOTAL DEBT OBLIGATIONS (COST $1,632,400)	1,645,000

		RIGHTS AND WARRANTS — 0.1%

		Canada — 0.0%
	312,500	Gran Colombia Gold Corp Warrants, Expires 08/24/15 *	193,528

		Germany — 0.1%
	317,790	Commerzbank AG Rights, Expires 06/06/11 *	404,738

		Italy — 0.0%
	100,428	Unione di Banche Italiane SCPA Warrants, Expires 06/30/11 *	29

		TOTAL RIGHTS AND WARRANTS (COST $515,712)	598,295

		SHORT-TERM INVESTMENTS — 3.0%

		Time Deposits — 3.0%
USD	4,000,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 06/01/11	4,000,000
AUD	103	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.89%, due 06/01/11	110
CAD	3,899	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.23%, due 06/01/11	4,025
EUR	1,043,934	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.19%, due 06/01/11	1,502,326
GBP	1,631,729	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.14%, due 06/01/11	2,684,194
HKD	1,159,188	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	149,046
JPY	1,948,240	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	23,902
NZD	63	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.70%, due 06/01/11	52
SGD	74,069	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	60,055
USD	721,569	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 06/01/11	721,569
EUR	2,782,543	Citibank (New York) Time Deposit, 0.19%, due 06/01/11	4,004,318
USD	4,000,000	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/11	4,000,000

		TOTAL SHORT-TERM INVESTMENTS (COST $17,149,597)	17,149,597

		TOTAL INVESTMENTS — 99.8% (Cost $456,305,021)	559,919,602

		Other Assets and Liabilities (net) — 0.2%	871,576

		TOTAL NET ASSETS — 100.0%	$560,791,178

Notes to Schedule of Investments:

GDR — Global Depository Receipt

REIT — Real Estate Investment Trust

SDR — Swedish Depository Receipt

* Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NZD — New Zealand Dollar
SGD — Singapore Dollar
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$460,152,474	$119,198,754	$(19,431,626)	$99,767,128

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.8% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	85.1%

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below.
See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the fair value of equity securities that underlie futures and derivatives) due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments including the following: Certain of the Fund’s securities in Thailand were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations. The Fund valued certain equity securities based on the last traded exchange price adjusted for the movement in a securities index. The Fund valued one private placement security at cost, which approximates its fair value.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Australia	$723,989	$21,484,590	$—	$22,208,579
Austria	—	2,073,411	—	2,073,411
Belgium	—	9,385,922	—	9,385,922
Brazil	25,558,447	—	—	25,558,447
Canada	16,308,494	—	—	16,308,494
Chile	1,418,675	—	—	1,418,675
China	—	2,644,084	—	2,644,084
Denmark	—	5,141,921	—	5,141,921
Finland	—	9,938,261	—	9,938,261
France	—	23,063,188	—	23,063,188
Germany	2,480,109	21,567,790	—	24,047,899
Greece	949,443	2,675,064	—	3,624,507
Hong Kong	—	8,052,923	—	8,052,923
India	—	2,741,128	—	2,741,128
Indonesia	—	1,664,502	—	1,664,502
Ireland	—	5,060,883	—	5,060,883
Italy	—	37,702,430	—	37,702,430
Japan	—	115,760,836	—	115,760,836
Mexico	7,297,458	—	—	7,297,458
Netherlands	1,496,075	12,477,275	—	13,973,350
New Zealand	—	3,450,097	—	3,450,097
Norway	—	10,115,864	—	10,115,864
Philippines	—	4,585,073	—	4,585,073
Russia	—	1,714,879	—	1,714,879
Singapore	—	6,478,795	—	6,478,795
South Korea	1,478,397	25,416,937	2,138,691	29,034,025
Spain	—	7,008,166	—	7,008,166
Sweden	—	8,586,634	—	8,586,634
Switzerland	—	23,758,025	—	23,758,025
Taiwan	—	1,554,266	—	1,554,266
Thailand	—	—	905,250	905,250
United Kingdom	—	100,482,856	—	100,482,856

TOTAL COMMON STOCKS	57,711,087	474,585,800	3,043,941	535,340,828

Preferred Stocks
Brazil	2,829,735	—	—	2,829,735
Germany	—	420,719	—	420,719
South Korea	—	1,935,428	—	1,935,428

TOTAL PREFERRED STOCKS	2,829,735	2,356,147	—	5,185,882

Debt Obligations
United Kingdom	—	—	1,645,000	1,645,000

TOTAL DEBT OBLIGATIONS	—	—	1,645,000	1,645,000

Rights and Warrants
Canada	—	193,528	—	193,528
Germany	—	404,738	—	404,738
Italy	—	29	—	29

TOTAL RIGHTS AND WARRANTS	—	598,295	—	598,295

Short-Term Investments	17,149,597	—	—	17,149,597

Total Investments	77,690,419	477,540,242	4,688,941	559,919,602

Total	$77,690,419	$477,540,242	$4,688,941	$559,919,602

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.8% of total net assets.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

											Net Change in
											Unrealized
											Appreciation
						Change in					(Depreciation)
	Balances as			Accrued		Unrealized				Balances as	from Investments
	of February			Discounts/	Total Realized	Appreciation	Transfer		Transfer out	of May 31,	Still Held as
	28, 2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	into Level 3 *		of Level 3 *	2011	May 31, 2011
Common Stocks
South Korea	$—	$—	$—	$—	$—	$182,380	$1,956,311	**	$—	$2,138,691	$182,380
Thailand	921,051	—	—	—	—	(15,801)	—		—	905,250	(15,801)
United Kingdom	—	1,632,400	—	—	—	12,600	—		—	1,645,000	12,600

Total	$921,051	$1,632,400	$—	$—	$—	$179,179	$1,956,311		$—	$4,688,941	$179,179

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Smaller Company Risk — The securities of small companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind. These risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in companies tied economically to emerging countries.
• Credit and Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.
Other principal risks of an investment in the Fund include Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); and Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2011, the Fund held rights and warrants received as a result of corporate actions. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$598,295	$—	$598,295

Total	$—	$—	$—	$598,295	$—	$598,295

The volume of derivative activity, based on absolute values (rights and warrants) outstanding at each month-end, was as follows for the period ended May 31, 2011:

Rights/ Warrants
Average amount outstanding	$375,679

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 98.6%

	Affiliated Issuers — 98.6%
24,537,226	GMO Alpha Only Fund, Class IV	591,347,138
6,354,189	GMO Asset Allocation Bond Fund, Class VI	163,175,578
24,589,384	GMO Domestic Bond Fund, Class VI	104,013,096
1,704,165	GMO Emerging Country Debt Fund, Class IV	16,325,901
28,157,674	GMO Emerging Markets Fund, Class VI	430,249,264
5,940,687	GMO Flexible Equities Fund, Class VI	109,605,676
15,385,759	GMO International Core Equity Fund, Class VI	483,266,685
6,460,624	GMO International Growth Equity Fund, Class IV	161,386,395
6,774,238	GMO International Intrinsic Value Fund, Class IV	160,007,499
37,650,667	GMO Quality Fund, Class VI	822,290,569
361,776	GMO Short-Duration Investment Fund, Class III	3,024,446
5,305,171	GMO Special Situations Fund, Class VI	145,520,829
23,978,192	GMO Strategic Fixed Income Fund, Class VI	379,814,557
1,032,718	GMO World Opportunity Overlay Fund	23,535,639

	TOTAL MUTUAL FUNDS (COST $3,116,596,703)	3,593,563,272

	DEBT OBLIGATIONS — 1.4%

	Asset-Backed Securities — 1.3%

	ABS Collateralized Debt Obligations — 0.0%
500,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, 3 mo. LIBOR + .65%, 0.92%, due 10/20/44	—

	Airlines — 0.0%
533,587	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.68%, due 05/15/24	320,152

	Auto Financing — 0.2%
200,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.55%, due 07/15/14	201,250
800,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.85%, due 08/15/13	807,464
700,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	711,970
600,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.06%, due 11/10/14	604,404
1,100,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.20%, due 03/15/13	1,109,273
2,200,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.45%, due 06/15/13	2,199,501
300,000	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.15%, due 05/20/16	303,000
400,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.35%, due 03/20/14	402,200

	Total Auto Financing	6,339,062

	Business Loans — 0.1%
185,121	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.40%, due 08/16/19	181,187
80,662	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.55%, due 04/25/34	71,386
59,340	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.56%, due 01/25/35	52,516
294,618	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.58%, due 01/25/36	225,383
252,601	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.43%, due 07/25/37	204,607
1,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.49%, due 12/25/37	835,000
22,943	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .13%, 0.33%, due 03/20/17	22,598

77,243	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.49%, due 05/15/32	70,678
123,290	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.44%, due 11/15/33	109,728
214,961	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.44%, due 02/25/30	184,867
167,866	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.44%, due 09/25/30	146,043
530,829	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.04%, due 10/25/37	461,821

	Total Business Loans	2,565,814

	CMBS — 0.2%
557,829	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.32%, due 07/15/44	552,251
1,100,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.33%, due 12/15/20	990,000
316,804	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	316,804
441,101	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.33%, due 03/10/44	441,101
555,025	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	555,912
203,424	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .39%, 1.14%, due 03/06/20	201,390
300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .57%, 1.32%, due 03/06/20	297,000
514,547	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 6.05%, due 04/15/45	513,981
627,624	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.82%, due 05/12/39	627,436
325,089	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.86%, due 10/15/42	340,388
662,689	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.29%, due 09/15/21	646,453

	Total CMBS	5,482,716

	CMBS Collateralized Debt Obligations — 0.0%
499,812	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.06%, due 11/23/	52 4,998
325,870	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	326,685
367,678	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.51%, due 08/26/30	342,161
799,629	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.52%, due 05/25/46	659,694

	Total CMBS Collateralized Debt Obligations	1,333,538

	Corporate Collateralized Debt Obligations — 0.0%
1,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.60%, due 06/20/13	965,500

	Credit Cards — 0.1%
1,100,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.20%, due 09/15/14	1,108,833
700,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.41%, due 06/16/14	700,049
1,300,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.45%, due 09/15/17	1,303,796
400,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.35%, due 01/15/14	400,064
400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.33%, due 02/15/17	395,344

	Total Credit Cards	3,908,086

	Equipment Leases — 0.0%
208,810	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.15%, due 08/15/14	210,250

	Insured Auto Financing — 0.1%
313,910	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.25%, due 10/06/13	312,717
255,038	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.26%, due 12/06/13	254,245
315,800	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.01%, due 06/06/14	315,594
582,242	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.71%, due 03/08/16	579,796
78,499	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.22%, due 11/15/13	78,067
364,335	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.85%, due 10/15/14	363,996
1,700,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.40%, due 07/14/14	1,713,481

	Total Insured Auto Financing	3,617,896

	Insured Business Loans — 0.0%
258,860	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.63%, due 10/25/30	188,968

	Insured High Yield Collateralized Debt Obligations § — 0.0%
111,857	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 0.73%, due 12/16/15	108,502

	Insured Other — 0.1%
1,500,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	1,528,125
631,097	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.40%, due 09/15/41	562,440
632,114	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.40%, due 12/15/41	566,039
398,045	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.55%, due 01/05/14	334,358
100,000	Toll Road Investment Part II, Series B, 144A, NPGC, Zero Coupon, due 02/15/30	17,582
900,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	82,548

	Total Insured Other	3,091,092

	Insured Residential Asset-Backed Securities (United States) ♦ — 0.0%
74,520	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.40%, due 07/25/34	64,460
91,433	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.57%, due 12/25/33	79,860
25,249	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.52%, due 03/25/34	21,538
427,765	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.41%, due 11/25/35	316,546

	Total Insured Residential Asset-Backed Securities (United States)	482,404

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
13,822	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.53%, due 10/25/34	9,606
36,228	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.52%, due 01/25/35	24,635
299,989	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.35%, due 06/15/37	185,993
193,635	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.42%, due 10/25/34	144,607

9,853	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.65%, due 07/25/29	6,393
12,850	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.76%, due 08/15/30	8,026
21,992	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.63%, due 06/25/34	12,756
6,011	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.48%, due 12/25/32	2,513
152,721	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.38%, due 11/25/35	112,922

	Total Insured Residential Mortgage-Backed Securities (United States)	507,451

	Insured Time Share — 0.0%
78,894	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.35%, due 05/20/18	77,770
101,069	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.35%, due 03/20/19	98,290
289,266	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.20%, due 09/20/19	279,067

	Total Insured Time Share	455,127

	Insured Transportation — 0.0%
116,667	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.50%, due 04/17/19	114,333

	Residential Asset-Backed Securities (United States) ♦ — 0.3%
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.58%, due 01/25/35	29,849
88,585	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.33%, due 02/25/36	20,320
236,500	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.37%, due 03/25/36	196,887
97,721	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.29%, due 08/25/36	87,949
700,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.37%, due 10/25/36	207,375
278,061	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.29%, due 07/25/36	236,769
198,362	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.35%, due 05/25/36	121,497
109,556	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.28%, due 06/25/36	100,791
400,000	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.34%, due 04/25/36	252,000
119,881	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.51%, due 09/25/35	22,927
264,035	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.29%, due 06/25/36	39,605
337,909	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.36%, due 06/25/36	39,704
143,677	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.28%, due 01/25/37	71,264
152,703	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.26%, due 11/25/36	90,095
370,179	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.39%, due 05/25/37	41,312
130,475	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 0.71%, due 05/25/34	121,994
1,393,722	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.34%, due 07/25/36	599,300
262,336	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.30%, due 09/25/36	94,441
348,436	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.38%, due 03/25/36	135,019
264,162	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.34%, due 06/25/36	97,781
48,482	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.30%, due 10/25/36	48,162
300,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.34%, due 10/25/36	204,660
582,495	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.41%, due 05/25/37	483,471
224,664	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.19%, due 05/28/39	85,372
224,664	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.49%, due 05/28/39	80,879
309,219	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.19%, due 02/28/40	186,737
130,528	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.30%, due 11/25/36	109,865

300,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.39%, due 11/25/36	63,480
85,510	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.35%, due 02/25/37	20,018
52,134	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.31%, due 02/25/37	50,831
1,300,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.39%, due 02/25/37	799,500
380,669	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.35%, due 06/25/36	352,119
6,786	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.73%, due 04/25/33	5,780
3,948	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.60%, due 10/25/34	3,889
400,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.35%, due 12/25/36	150,500
1,000,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.33%, due 02/25/37	810,000
63,499	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.27%, due 03/25/37	62,705
17,968	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.49%, due 04/25/34	14,164
415,210	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.35%, due 04/25/36	285,457
129,842	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.39%, due 05/25/36	85,209
37,610	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.29%, due 08/25/36	17,512
600,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.35%, due 08/25/36	234,000
116,472	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.51%, due 01/20/35	104,825
106,709	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.49%, due 01/20/35	97,438
306,272	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.36%, due 01/20/36	279,474
944,100	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.31%, due 12/25/36	366,972
73,594	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.44%, due 10/25/35	70,467
92,738	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.32%, due 10/25/36	89,724
582,569	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.34%, due 03/25/36	326,239
400,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.34%, due 06/25/36	150,500
742,271	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.34%, due 08/25/36	261,651
500,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.35%, due 10/25/36	186,250
201,270	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.35%, due 03/25/36	25,008
171,765	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.31%, due 02/25/37	94,471
84,348	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.59%, due 08/25/34	67,900
1,000,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.42%, due 02/25/37	320,000
175,116	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.29%, due 04/25/37	162,858
297,498	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.34%, due 11/25/36	94,009
199,493	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.45%, due 12/25/35	126,558
212,076	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.38%, due 09/25/45	184,315
60,342	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.48%, due 10/25/33	57,656

181,733	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.44%, due 01/25/36	169,011
46,547	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.30%, due 04/25/37	46,062
9,319	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.73%, due 03/25/35	6,514
36,511	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.35%, due 03/25/36	34,847
26,418	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.48%, due 10/25/36	25,361
41,667	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.45%, due 10/25/35	40,217
39,066	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.31%, due 01/25/37	37,851
500,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.34%, due 06/25/37	232,600
173,687	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.39%, due 01/25/36	133,739
105,925	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.48%, due 11/25/35	86,858
519,820	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.59%, due 06/25/37	31,189

	Total Residential Asset-Backed Securities (United States)	10,671,753

	Residential Mortgage-Backed Securities (Australian) — 0.1%
193,272	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.33%, due 07/20/38	188,533
307,803	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.33%, due 04/19/38	297,521
66,068	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.81%, due 09/27/35	61,985
498,276	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.71%, due 03/14/36	462,998
43,965	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.71%, due 12/08/36	40,997
64,589	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.33%, due 05/27/38	59,583
35,994	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.35%, due 05/10/36	34,816
229,595	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.36%, due 06/14/37	218,384
245,671	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.34%, due 10/20/37	238,953
303,670	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.33%, due 02/21/38	291,250
319,795	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.37%, due 06/12/40	304,919
37,164	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.59%, due 03/09/36	36,241
34,077	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.36%, due 01/12/37	33,348
232,624	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.31%, due 05/21/38	223,319

	Total Residential Mortgage-Backed Securities (Australian)	2,492,847

	Residential Mortgage-Backed Securities (European) — 0.1%
377,958	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.42%, due 09/20/66	327,708
856,133	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.38%, due 01/13/39	787,642
135,652	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.24%, due 12/20/54	130,362
71,153	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 0.45%, due 09/20/44	69,126
318,376	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.37%, due 12/10/43	290,518
85,760	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.45%, due 12/21/37	83,616
310,848	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.37%, due 11/15/38	257,227
217,963	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.41%, due 09/15/39	180,233
196,846	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.68%, due 05/15/34	175,272
1,000,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.39%, due 07/15/33	981,740
200,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.36%, due 10/15/33	198,940

	Total Residential Mortgage-Backed Securities (European)	3,482,384

	Residential Mortgage-Backed Securities (United States) — 0.0%
21,887	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.49%, due 08/25/35	14,555
78,457	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.44%, due 02/26/34	60,154

	Total Residential Mortgage-Backed Securities (United States)	74,709

	Student Loans — 0.0%
17,030	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.28%, due 01/25/23	17,015
700,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.52%, due 01/25/24	700,000
34,809	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.33%, due 06/25/21	34,785
120,393	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.33%, due 08/25/23	118,406
400,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.39%, due 12/23/19	393,332
206,985	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.34%, due 09/15/22	203,881

	Total Student Loans	1,467,419

	Time Share — 0.0%
120,359	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.20%, due 02/20/20	123,970

	Total Asset-Backed Securities	48,003,973

	Corporate Debt — 0.0%
598,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	636,870

	U.S. Government Agency — 0.1%
100,900	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.50%, due 10/01/12(a)	100,065
35,247	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.15%, due 10/01/11(a)	35,077
503,094	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 0.85%, due 03/30/19(a)	490,208
44,927	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.45%, due 05/01/14(a)	44,156
200,001	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.15%, due 01/01/12(a)	199,034

	Total U.S. Government Agency	868,540

	TOTAL DEBT OBLIGATIONS (COST $45,552,829)	49,509,383

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
54,451	State Street Institutional U.S. Government Money Market Fund-Institutional Class	54,451

	TOTAL SHORT-TERM INVESTMENTS (COST $54,451)	54,451

	TOTAL INVESTMENTS — 100.0% (Cost $3,162,203,983)	3,643,127,106

	Other Assets and Liabilities (net) — (0.0%)	(107,609)

	TOTAL NET ASSETS — 100.0%	$3,643,019,497

Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. — Central American Bank for Economic Integration
CDO — Collateralized Debt Obligation
CMBS — Commercial Mortgage Backed Security
FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA — Insured as to the payment of principal and interest by Financial Security Assurance.
LIBOR — London Interbank Offered Rate
MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.
MTN — Medium Term Note
NPGC — Insured to the payment of principal and interest by National Public Guarantee Corp.
RMBS — Residential Mortgage Backed Security
XL — Insured as to the payment of principal and interest by XL Capital Assurance.
The rates shown on variable rate notes are the current interest rates at May 31, 2011, which are subject to change based on the terms of the security.

♣	These securities were categorized as high yield as a result of being rated below investment grade at issuance.
♦    These securities are primarily back by subprime mortgages.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$3,497,681,284	$180,161,779	$(34,715,957)	$145,445,822
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Alpha Only Fund, Class IV	$444,489,793	$135,500,601	1,346,583	—	—	—	$591,347,138
GMO Asset Allocation Bond Fund, Class VI	108,350,120	56,833,206	5,998,437	—	—	—	163,175,578
GMO Domestic Bond Fund, Class VI	112,619,380	—	—	200,050	—	8,691,027	104,013,096
GMO Emerging Country Debt Fund, Class IV	15,394,798	115,620	19,070	—	—	—	16,325,901
GMO Emerging Markets Fund, Class VI	407,920,924	9,510,003	11,559,129	—	—	—	430,249,264
GMO Flexible Equities Fund, Class VI	40,832,080	68,888,613	239,842	—	—	—	109,605,676
GMO International Core Equity Fund, Class VI	547,460,836	12,085,727	86,849,375	—	—	—	483,266,685
GMO International Growth Equity Fund, Class IV	150,549,756	4,312,588	513,494	—	—	—	161,386,395
GMO International Intrinsic Value Fund, Class IV	155,598,926	2,726,839	516,665	—	—	—	160,007,499
GMO Quality Fund, Class VI	877,962,197	29,209,147	125,216,763	4,743,132	—	—	822,290,569
GMO Short-Duration Investment Fund, Class III	3,023,794	651	—	651	—	—	3,024,446
GMO Special Situations Fund, Class VI	147,372,218	2,314,115	3,121,559	—	—	—	145,520,829
GMO Strategic Fixed Income Fund, Class VI	365,706,603	3,500,000	432,606	—	—	—	379,814,557
GMO World Opportunity Overlay Fund	23,422,041	—	—	—	—	—	23,535,639

Totals	$3,400,703,466	$324,997,110	$235,813,523	$4,943,833	$—	$8,691,027	$3,593,563,272

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through May 31, 2011. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.8% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	41.9%
Futures Contracts	(0.0%)^
Swap Agreements	(0.1%)

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below.

^	Rounds to 0.0%.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 1.1% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using indicative quotes received from primary pricing sources. The Fund valued certain other debt securities and preferred stocks by using an estimated specified spread above the LIBOR Rate or U.S. Treasury yield.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$3,593,563,272	$—	$—	$3,593,563,272
Debt Obligations
Asset-Backed Securities	—	10,366,624	37,637,349	48,003,973
Corporate Debt	—	636,870	—	636,870
U.S. Government Agency	—	—	868,540	868,540

TOTAL DEBT OBLIGATIONS	—	11,003,494	38,505,889	49,509,383

Short-Term Investments	54,451	—	—	54,451

Total Investments	3,593,617,723	11,003,494	38,505,889	3,643,127,106

Total	$3,593,617,723	$11,003,494	$38,505,889	$3,643,127,106

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 7.1% and (0.1)% of total net assets, respectively.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
						Change in				from
	Balances as of				Total	Unrealized	Transfers			Investments
	February 28,			Accrued	Realized	Appreciation	into Level	Transfers out	Balances as of	Still Held as of
	2011	Purchases	Sales	Discounts/Premiums	Gain/(Loss)	(Depreciation)	3*	of Level 3*	May 31, 2011	May 31, 2011
Debt Obligations
Asset-Backed Securities	$44,061,730	$—	$(6,443,469)	$231,377	$910,816	$(1,123,105)	$—	—	37,637,349	$(684,965)
U.S. Government Agency	971,897	—	(105,499)	2,052	2,675	(2,585)	—	—	868,540	(2,585)

Total Debt Obligations	45,033,627	—	(6,548,968)	233,429	913,491	(1,125,690)	—	—	38,505,889	(687,550)

Total	$45,033,627	$—	$(6,548,968)	$233,429	$913,491	$(1,125,690)	$—	$—	$38,505,889	$(687,550)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
At May 31, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

Subsequent events
Effective June 30, 2011, the premium on cash purchases was 0.10% of the amount invested and the fee on cash redemptions was 0.10% of the amount redeemed.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 34.3%

		Canada — 2.1%

		Foreign Government Obligations — 2.1%
CAD	1,500,000	Government of Canada, 8.00%, due 06/01/23	2,290,215
CAD	2,000,000	Government of Canada, 3.50%, due 06/01/20	2,148,857

		Total Canada	4,439,072

		France — 3.4%

		Foreign Government Obligations — 3.4%
EUR	5,000,000	Government of France, 4.00%, due 10/25/38	7,243,923

		Germany — 0.8%

		Foreign Government Obligations — 0.8%
EUR	1,000,000	Republic of Deutschland, 4.75%, due 07/04/34	1,689,647

		Italy — 1.4%

		Foreign Government Obligations — 1.4%
EUR	2,400,000	Republic of Italy, 4.00%, due 02/01/37	2,841,128

		Japan — 14.4%

		Foreign Government Obligations — 14.4%
JPY	2,300,000,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	30,197,129

		Spain — 1.1%

		Foreign Government Obligations — 1.1%
EUR	2,000,000	Government of Spain, 4.70%, due 07/30/41	2,396,907

		United Kingdom — 4.5%

		Foreign Government Obligations — 4.5%
GBP	5,500,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	9,375,015

		Total Foreign Government Obligations	58,182,821

		United States — 6.6%

		U.S. Government — 6.6%
USD	3,192,639	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(a)(b)	3,291,662
USD	15,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	10,534,170

		Total United States	13,825,832

		TOTAL DEBT OBLIGATIONS (COST $67,906,156)	72,008,653

Shares		Description	Value ($)
		MUTUAL FUNDS — 64.9%

		United States — 64.9%

		Affiliated Issuers — 64.9%
	772,356	GMO Emerging Country Debt Fund, Class IV	7,399,171
	7,873,225	GMO Short-Duration Collateral Fund	70,544,100
	45,838	GMO Special Purpose Holding Fund(c)	21,544
	651,077	GMO U.S. Treasury Fund	16,283,426
	1,848,670	GMO World Opportunity Overlay Fund	42,131,180

		Total United States	136,379,421

		TOTAL MUTUAL FUNDS (COST $146,424,464)	136,379,421

Shares / Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 1.0%

		Money Market Funds — 0.3%
	624,368	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	624,368

		U.S. Government — 0.7%
USD	1,600,000	U.S. Treasury Bill, 0.13%, due 03/08/12 (b)(d)	1,598,378

		TOTAL SHORT-TERM INVESTMENTS (COST $2,221,620)	2,222,746

		TOTAL INVESTMENTS — 100.2% (Cost $216,552,240)	210,610,820

		Other Assets and Liabilities (net) — (0.2%)	(495,973)

		TOTAL NET ASSETS — 100.0%	$210,114,847

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
7/26/11	Deutsche Bank AG	AUD	10,700,000	$11,346,330	$84,848
7/12/11	Citibank N.A.	EUR	300,000	431,327	3,614
7/12/11	Deutsche Bank AG	EUR	38,600,000	55,497,413	(914,943)
6/07/11	Deutsche Bank AG	GBP	300,000	493,470	3,933
6/07/11	Goldman Sachs International	GBP	600,000	986,939	413

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
6/07/11	Royal Bank of Scotland PLC	GBP	1,100,000	1,809,389	30,040
7/19/11	Citibank N.A.	JPY	10,000,000	122,705	697
7/19/11	Deutsche Bank AG	JPY	2,152,600,000	26,413,429	(211,185)
6/21/11	Credit Suisse International	NZD	4,100,000	3,376,882	98,500
6/21/11	Deutsche Bank AG	NZD	900,000	741,267	31,428
6/21/11	Goldman Sachs International	NZD	1,700,000	1,400,171	52,734
6/21/11	Royal Bank of Scotland PLC	NZD	2,800,000	2,306,163	65,673

				$104,925,485	$(754,248)

Sales #
8/02/11	Deutsche Bank AG	CAD	3,000,000	$3,091,764	$(15,818)
8/02/11	Royal Bank of Scotland PLC	CAD	600,000	618,353	(5,295)
7/05/11	Deutsche Bank AG	CHF	1,300,000	1,524,480	(49,054)
7/05/11	Goldman Sachs International	CHF	1,500,000	1,759,015	(62,777)
7/05/11	Royal Bank of Scotland PLC	CHF	1,100,000	1,289,944	(22,853)
7/12/11	Credit Suisse International	EUR	600,000	862,654	(7,240)
7/12/11	Deutsche Bank AG	EUR	1,600,000	2,300,411	(35,513)
7/12/11	Goldman Sachs International	EUR	1,100,000	1,581,532	(2,009)
7/12/11	Royal Bank of Scotland PLC	EUR	400,000	575,103	(14,527)
6/07/11	Citibank N.A.	GBP	700,000	1,151,429	(14,972)
6/07/11	Deutsche Bank AG	GBP	100,000	164,490	(4,022)
6/07/11	Royal Bank of Scotland PLC	GBP	1,100,000	1,809,389	(13,656)

				$16,728,564	$(247,736)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Forward Cross Currency Contracts

						Net Unrealized
Settlement						Appreciation
Date	Counterparty	Deliver/Units of Currency		Receive/In Exchange For		(Depreciation)
6/14/11	Credit Suisse International	NOK	4,727,309	EUR	600,000	$(14,092)
6/14/11	Credit Suisse International	EUR	700,000	NOK	5,463,220	6,795
6/14/11	Deutsche Bank AG	NOK	12,517,320	EUR	1,600,000	(21,092)
6/14/11	Deutsche Bank AG	EUR	4,300,000	NOK	33,731,350	73,584
6/28/11	Credit Suisse International	SEK	7,222,560	EUR	800,000	(18,191)

6/28/11	Deutsche Bank AG	SEK	6,293,140	EUR	700,000	(11,612)
6/28/11	Deutsche Bank AG	EUR	4,200,000	SEK	37,389,360	9,882

						$25,274

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
104	Euro BOBL	June 2011	$17,479,255	$231,505
52	Euro Bund	June 2011	9,370,561	194,506
27	Australian Government Bond 10 Yr.	June 2011	3,053,550	44,691
59	Australian Government Bond 3 Yr.	June 2011	6,486,361	32,382
139	Canadian Government Bond 10 Yr.	September 2011	17,827,466	89,847
53	U.S. Treasury Bond 30 Yr. (CBT)	September 2011	6,616,719	(2,643)
95	U.S. Treasury Note 10 Yr. (CBT)	September 2011	11,647,891	3,426
131	U.S. Treasury Note 2 Yr. (CBT)	September 2011	28,713,562	3,701
180	U.S. Treasury Note 5 Yr. (CBT)	September 2011	21,445,312	866

			$122,640,677	$598,281

Sales
22	Japanese Government Bond 10 Yr. (TSE)	June 2011	$38,082,966	$(383,550)
45	UK Gilt Long Bond	September 2011	8,894,054	(7,521)

			$46,977,020	$(391,071)

Swap Agreements
Credit Default Swaps

Maximum Potential
						Implied		Amount of Future
Notional		Expiration		Receive	Annual	Credit	Deliverable	Payments by the Fund	Market
Amount		Date	Counterparty	(Pay)^	Premium	Spread (1)	on Default	Under the Contract (2)	Value
21,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	1.26%	Republic of Italy	N/A	$(320,856)

15,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.68%	Republic of Italy	15,000,000	USD	29,852

										$(291,004)

Premiums to (Pay) Receive										$—

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
11,400,000	CHF	9/21/2016	Citibank N.A.	Receive	1.90%	6 Month CHF LIBOR	$186,037
10,000,000	CHF	9/21/2016	Barclays Bank PLC	Receive	1.90%	6 Month CHF LIBOR	163,190
69,600,000	SEK	9/21/2016	Barclays Bank PLC	(Pay)	3.90%	3 Month SEK STIBOR	(225,718)
51,300,000	SEK	9/21/2016	Citibank N.A.	(Pay)	3.90%	3 Month SEK STIBOR	(166,369)
38,900,000	SEK	9/21/2016	JPMorgan Chase Bank, N.A.	(Pay)	3.90%	3 Month SEK STIBOR	(126,155)

							$(169,015)

Premiums to (Pay) Receive							$(20,914)

#	Receive — Fund receives fixed rate and pays variable rate. (Pay) — Fund pays fixed rate and receives variable rate.
As of May 31, 2011, for forward currency contracts, futures contracts, swap agreements, written options, and reverse repurchase agreements, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Notes to Schedule of Investments:
BOBL — Bundesobligationen
CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.
SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.
(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(c)	Underlying investment represents interests in defaulted claims. See “Other Matters” for additional information.

(d)	Rate shown represents yield-to-maturity.

Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$225,803,817	$16,312,742	$(31,505,739)	$(15,192,997)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class IV	$7,020,716	$—	$—	$—	$—	$—	$7,399,171
GMO Short-Duration Collateral Fund	81,724,080	—	—	77,214	—	11,277,806	70,544,100
GMO Special Purpose Holding Fund	22,919	—	—	—	—	—	21,544
GMO U.S. Treasury Fund	4,227,972	21,851,823	9,800,000	1,823	—	—	16,283,426
GMO World Opportunity Overlay Fund	41,828,178	100,000	—	—	—	—	42,131,180

Totals	$134,823,865	$21,951,823	$9,800,000	$79,037	$—	$11,277,806	$136,379,421

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through May 31, 2011. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.0% of net assets. The underlying funds classify such securities (as defined below) as Level 3. During the period ended May 31, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 5.1% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Debt Obligations
Foreign Government Obligations	$—	$58,182,821	$—	$58,182,821
U.S. Government	—	13,825,832	—	13,825,832

TOTAL DEBT OBLIGATIONS	—	72,008,653	—	72,008,653

Mutual Funds	136,357,877	21,544	—	136,379,421
Short-Term Investments	2,222,746	—	—	2,222,746

Total Investments	138,580,623	72,030,197	—	210,610,820

Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$462,141	$—	$462,141
Futures Contracts
Interest rate risk	600,924	—	—	600,924
Swap Agreements
Credit risk	—	29,852	—	29,852
Interest rate risk	—	349,227	—	349,227

Total	$139,181,547	$72,871,417	$—	$212,052,964

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(1,438,851)	$—	$(1,438,851)
Futures Contracts
Interest rate risk	(393,714)	—	—	(393,714)
Swap Agreements
Credit risk	—	(320,856)	—	(320,856)
Interest rate risk	—	(518,242)	—	(518,242)

Total	$(393,714)	$(2,277,949)	$—	$(2,671,663)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 31.0% and (0.0)% of total net assets, respectively.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011, or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.
The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.
Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Focused Investment Risk (increased risk from the Fund’s to focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
A significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2011, the Fund used purchased option contracts to adjust exposure to currencies and otherwise manage currency exchange rate risk. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended May 31, 2011, the Fund used written option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk.
For the period ended May 31, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number
	Amount of	of		Amount of	of
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	(11,600,000)	—	$(228,729)	—	—	$—
Options written	—	—	—	—	—	—
Options exercised			—	—	—	—
Options expired	11,600,000	—	228,729		—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$462,141	$—	$—	$—	$462,141
Unrealized appreciation on futures contracts*	600,924	—	—	—	—	600,924
Unrealized appreciation on swap agreements	349,227	—	29,852	—	—	379,079

Total	$950,151	$462,141	$29,852	$—	$—	$1,442,144

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(1,438,851)	$—	$—	$—	$(1,438,851)
Unrealized depreciation on futures contracts*	(393,714)	—	—	—	—	(393,714)
Unrealized depreciation on swap agreements	(518,242)	—	(320,856)	—	—	(839,098)

Total	$(911,956)	$(1,438,851)	$(320,856)	$—	$—	$(2,671,663)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements	Options
Average amount outstanding	$156,313,993	$164,237,938	$85,427,479	$16,475,473

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)
	AFFILIATED ISSUERS — 100.0%

	Mutual Funds — 100.0%
651,855	GMO Alpha Only Fund, Class IV	15,709,711
17,028,874	GMO Emerging Markets Fund, Class VI	260,201,184
2,192,318	GMO Flexible Equities Fund, Class VI	40,448,270
11,636,060	GMO International Core Equity Fund, Class VI	365,488,629
5,572,020	GMO International Growth Equity Fund, Class IV	139,189,059
5,797,316	GMO International Intrinsic Value Fund, Class IV	136,932,603
24,952,038	GMO Quality Fund, Class VI	544,952,510
17,084	GMO Short-Duration Investment Fund, Class III	142,823
6,505,721	GMO U.S. Core Equity Fund, Class VI	81,126,344

		1,584,191,133

	Private Investment Fund — 0.0%
175	GMO SPV I, LLC (a)	23

	TOTAL AFFILIATED ISSUERS (COST $1,288,863,498)	1,584,191,156

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
11,290	State Street Eurodollar Time Deposit, 0.01%, due 06/01/11	11,290

	TOTAL SHORT-TERM INVESTMENTS (COST $11,290)	11,290

	TOTAL INVESTMENTS — 100.0% (Cost $1,288,874,788)	1,584,202,446
	Other Assets and Liabilities (net) — (0.0%)	(39,805)

	TOTAL NET ASSETS — 100.0% $	1,584,162,641

Notes to Schedule of Investments:
(a)	Underlying investment represents interests in defaulted claims. See “Other Matters” for additional information.
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,428,389,410	$157,267,869	$(1,454,833)	$155,813,036
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Alpha Only Fund, Class IV	$14,851,414	$468,019	$—	$	$—	$15,709,711
GMO Emerging Markets Fund, Class VI	238,829,624	12,542,727	5,512,618		—	260,201,184
GMO Flexible Equities Fund, Class VI	18,160,575	23,384,133	—		—	40,448,270
GMO International Core Equity Fund, Class VI	359,986,618	20,150,313	22,421,054		—	365,488,629
GMO International Growth Equity Fund, Class IV	127,710,937	5,796,770	420,639		—	139,189,059
GMO International Intrinsic Value Fund, Class IV	131,550,402	3,882,682	430,727		—	136,932,603
GMO Quality Fund, Class VI	519,733,118	29,594,044	29,428,410	2,773,397	—	544,952,510
GMO Short-Duration Investment Fund, Class III	142,792	31	—	31	—	142,823
GMO SPV I, LLC	26	—	—	—	—	23
GMO U.S. Core Equity Fund, Class VI	74,768,699	3,377,294	251,662	510,523	—	81,126,344

Totals	$1,485,734,205	$99,196,013	$58,465,110	$3,283,951	$—	$1,584,191,156

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 0.8% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	56.8%
Futures Contracts	0.0%^
Swap Agreements	(0.1)%

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below or in the disclosures in the underlying funds.

^	Rounds to 0.0%.
See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mutual Funds	$1,584,191,133	$—	$—	$1,584,191,133
Private Investment Fund	—	23	—	23
Short-Term Investments	11,290	—	—	11,290

Total Investments	1,584,202,423	23	—	1,584,202,446

Total	$1,584,202,423	$23	$—	$1,584,202,446

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 0.8% of total net assets.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Derivatives risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate related investments that factors affecting the real estate industry may cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Derivative financial instruments
At May 31, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 26.1%

	U.S. Government — 26.1%
19,000,620	U.S. Treasury Inflation Indexed Bond, 1.25%, due 04/15/14(a)(b)	20,277,234
5,121,800	U.S. Treasury Inflation Indexed Bond, 1.25%, due 07/15/20(a)	5,390,694
2,067,160	U.S. Treasury Inflation Indexed Bond, 2.13%, due 02/15/40(a)	2,223,167
2,717,840	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29(a)(b)	3,713,037
2,517,160	U.S. Treasury Inflation Indexed Bond, 3.38%, due 04/15/32(a)	3,319,308
3,063,690	U.S. Treasury Inflation Indexed Note, 1.13%, due 01/15/21(a)	3,166,373

	Total U.S. Government	38,089,813

	TOTAL DEBT OBLIGATIONS (COST $36,608,428)	38,089,813

Shares	Description	Value ($)

	MUTUAL FUNDS — 72.2%

	Affiliated Issuers — 72.2%
515,576	GMO Emerging Country Debt Fund, Class IV	4,939,215
6,561,309	GMO Short-Duration Collateral Fund	58,789,330
28,918	GMO Special Purpose Holding Fund(c)	13,592
491,941	GMO U.S. Treasury Fund	12,303,454
1,286,358	GMO World Opportunity Overlay Fund	29,316,102

	TOTAL MUTUAL FUNDS (COST $99,194,317)	105,361,693

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.6%

	Money Market Funds — 0.2%
300,930	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	300,930

	U.S. Government — 0.4%

100,000	U.S. Treasury Bill, 0.16%, due 05/03/12(b)(d)	99,849
300,000	U.S. Treasury Bill, 0.12%, due 02/09/12(b)(d)	299,747
250,000	U.S. Treasury Bill, 0.13%, due 03/08/12(b)(d)	249,746

	Total U.S. Government	649,342

	TOTAL SHORT-TERM INVESTMENTS (COST $949,865)	950,272

	TOTAL INVESTMENTS — 98.9%
	(Cost $136,752,610)	144,401,778

	Other Assets and Liabilities (net) — 1.1%	1,607,250

	TOTAL NET ASSETS — 100.0%	$146,009,028

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
7/26/11	Deutsche Bank AG	AUD	6,500,000	$6,892,631	$51,543
7/12/11	Deutsche Bank AG	EUR	5,300,000	7,620,111	(125,627)
6/07/11	Deutsche Bank AG	GBP	200,000	328,980	2,622
6/07/11	Goldman Sachs International	GBP	600,000	986,940	413
6/07/11	Royal Bank of Scotland PLC	GBP	1,000,000	1,644,899	25,269
7/19/11	Citibank N.A.	JPY	40,000,000	490,819	2,788
7/19/11	Deutsche Bank AG	JPY	146,700,000	1,800,079	(14,392)

6/21/11	Credit Suisse International	NZD	2,900,000	2,388,526	70,318
6/21/11	Deutsche Bank AG	NZD	600,000	494,178	20,952
6/21/11	Goldman Sachs International	NZD	1,100,000	905,993	34,122
6/21/11	Royal Bank of Scotland PLC	NZD	2,100,000	1,729,622	49,255

				$25,282,778	$117,263

Sales #
8/02/11	Deutsche Bank AG	CAD	2,000,000	$2,061,176	$(9,579)
8/02/11	Royal Bank of Scotland PLC	CAD	400,000	412,235	(3,530)
7/05/11	Deutsche Bank AG	CHF	900,000	1,055,409	(33,029)
7/05/11	Goldman Sachs International	CHF	1,000,000	1,172,677	(41,851)
7/05/11	Royal Bank of Scotland PLC	CHF	500,000	586,338	(10,388)
7/12/11	Citibank N.A.	EUR	600,000	862,654	(7,228)
7/12/11	Credit Suisse International	EUR	300,000	431,327	(3,620)
7/12/11	Deutsche Bank AG	EUR	500,000	718,878	(6,018)
7/12/11	Goldman Sachs International	EUR	600,000	862,654	(1,096)
7/12/11	Royal Bank of Scotland PLC	EUR	700,000	1,006,430	(25,422)
6/07/11	Citibank N.A.	GBP	400,000	657,960	(8,556)
6/07/11	Deutsche Bank AG	GBP	2,000,000	3,289,799	(80,438)
6/07/11	Royal Bank of Scotland PLC	GBP	800,000	1,315,919	(9,931)

				$14,433,456	$(240,686)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Forward Cross Currency Contracts

						Net Unrealized
Settlement						Appreciation
Date	Counterparty	Deliver/Units of Currency		Receive/In Exchange For		(Depreciation)
6/14/11	Credit Suisse International	NOK	2,363,654	EUR	300,000	$(7,046)
6/14/11	Deutsche Bank AG	NOK	9,391,440	EUR	1,200,000	(16,459)
6/14/11	Credit Suisse International	EUR	500,000	NOK	3,902,300	4,854
6/14/11	Deutsche Bank AG	EUR	3,000,000	NOK	23,533,500	51,337
6/28/11	Credit Suisse International	SEK	4,514,100	EUR	500,000	(11,369)
6/28/11	Deutsche Bank AG	SEK	4,495,100	EUR	500,000	(8,295)
6/28/11	Deutsche Bank AG	EUR	2,400,000	SEK	21,368,520	6,160

						$19,182

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
16	Australian Government Bond 10 Yr.	June 2011	$1,809,511	$22,609
34	Australian Government Bond 3 Yr.	June 2011	3,737,903	17,834
105	Canadian Government Bond 10 Yr.	September 2011	13,466,791	67,870
1	Euro BOBL	June 2011	168,070	156
2	Euro Bund	June 2011	360,406	138
20	U.S. Treasury Bond 30 Yr. (CBT)	September 2011	2,496,875	(997)
20	U.S. Treasury Note 2 Yr. (CBT)	September 2011	4,383,750	565
31	U.S. Treasury Note 5 Yr. (CBT)	September 2011	3,693,359	149

			$30,116,665	$108,324

Sales
22	Japanese Government Bond 10 Yr. (TSE)	June 2011	$38,082,968	$(433,279)
34	UK Gilt Long Bond	September 2011	6,719,952	(5,683)
8	U.S. Treasury Note 10 Yr. (CBT)	September 2011	980,875	(336)

			$45,783,795	$(439,298)

Reverse Repurchase Agreements

Average balance outstanding	$(5,972,500)
Average interest rate	0.23%
Maximum balance outstanding	$(6,570,000)
Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Swap Agreements
Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
6,500,000	CHF	9/21/2016	Citibank N.A.	Receive	1.90%	6 Month CHF LIBOR	$106,073
8,200,000	CHF	9/21/2016	Barclays Bank PLC	Receive	1.90%	6 Month CHF LIBOR	133,816
42,100,000	SEK	9/21/2016	Citibank N.A.	(Pay)	3.90%	3 Month SEK STIBOR	(136,533)
51,000,000	SEK	9/21/2016	Barclays Bank PLC	(Pay)	3.90%	3 Month SEK STIBOR	(165,396)
29,100,000	SEK	9/21/2016	JPMorgan Chase Bank, N.A.	(Pay)	3.90%	3 Month SEK STIBOR	(94,373)

							$(156,413)

						Premiums to (Pay) Receive	$(17,534)

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value
110,000,000	USD	6/29/2011	Barclays Bank PLC	0.19%	Barclays TIPS Total Return Index (a)	$1,827,522

					Premiums to (Pay) Receive	$—

As of May 31, 2011, for forward currency contracts, futures contracts, swap agreements, written options and reverse repurchase agreements, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Notes to Schedule of Investments:
BOBL — Bundesobligationen
CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.
SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.
TIPS — Treasury Inflation Protected Securities
(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic .

(b)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and written options, if any.

(c)	Underlying investment represents interests in defaulted claims. See “Other Matters” for additional information.

(d)	Rate shown represents yield-to-maturity.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$166,228,911	$—	$(21,827,133)	$(21,827,133)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class IV	$4,686,583	$—	$—	$—	$—	$—	$4,939,215
GMO Short-Duration Collateral Fund	68,106,389	—	—	64,348	—	9,398,584	58,789,330
GMO Special Purpose Holding Fund	14,459	—	—	—	—	—	13,592
GMO U.S. Treasury Fund	6,501,391	23,701,342	17,900,000	1,342	—	—	12,303,454
GMO World Opportunity Overlay Fund	$31,160,332	$700,000	$2,700,000	$—	$—	$—	$29,316,102

Totals	$110,469,154	$24,401,342	$20,600,000	$65,690	$—	$9,398,584	$105,361,693

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period of March 1, 2011 through May 31, 2011. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.1% of net assets. The underlying funds classify such securities (as defined below) as Level 3. During the period ended May 31, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 5.8% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Debt Obligations
U.S. Government	$—	$38,089,813	$—	$38,089,813

TOTAL DEBT OBLIGATIONS	—	38,089,813	—	38,089,813

Mutual Funds	105,348,101	13,592	—	105,361,693
Short-Term Investments	950,272	—	—	950,272

Total Investments	106,298,373	38,103,405	—	144,401,778

Derivatives*
Forward Currency Contracts
Foreign Currency risk	—	319,633	—	319,633
Futures Contracts
Interest rate risk	109,321	—	—	109,321
Swap Agreements
Interest rate risk	—	2,067,411	—	2,067,411

Total	$106,407,694	$40,490,449	$—	$146,898,143

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives*
Forward Currency Contracts
Foreign Currency risk	$—	$(423,874)	$—	$(423,874)
Futures Contracts
Interest rate risk	(440,295)	—	—	(440,295)
Swap Agreements
Interest rate risk	—	(396,302)	—	(396,302)

Total	$(440,295)	$(820,176)	$—	$(1,260,471)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities and derivative financial instruments using Level 3 inputs were 35.4% and (0.1)% of total net assets, respectively.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Loan agreements
The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. The Fund had no loan agreements outstanding at the end of the period.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. In addition, increases in real interest rates need not be accompanied by increases in nominal interest rates. In such instances, the value of inflation indexed bonds may experience greater declines than non-inflation indexed (or nominal) fixed income investments with similar maturities. There can be no assurance that the value of the Fund’s inflation indexed bond investments will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
A significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2011, the Fund used purchased option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended May 31, 2011, the Fund used written option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended May 31, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal
	Amount of	of		Amount of	Number of
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	(20,900,000)	—	$(412,106)	—	—	$—
Options written	—	—	—		—
Options bought back	—	—	—	—	—	—
Options expired	20,900,000	—	412,106	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	$—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.

For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used swap agreements to adjust interest rate exposure and adjust its exposure to certain markets. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Value of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$319,633	$—	$—	$—	$319,633
Unrealized appreciation on futures contracts*	109,321	—	—	—	—	109,321
Unrealized appreciation on swap agreements	2,067,411	—	—	—	—	2,067,411

Total	$2,176,732	$319,633	$—	$—	$—	$2,496,365

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(423,874)	$—	$—	$—	$(423,874)
Unrealized depreciation on futures contracts*	(440,295)	—	—	—	—	(440,295)
Unrealized depreciation on swap agreements	(396,302)	—	—	—	—	(396,302)

Total	$(836,597)	$(423,874)	$—	$—	$—	$(1,260,471)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts), notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements	Options
Average amount outstanding	$63,595,053	$70,321,985	$146,212,909	$29,684,258

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 33.1%

		Canada — 3.3%

		Foreign Government Obligations — 3.3%
CAD	3,000,000	Government of Canada, 3.50%, due 06/01/20	3,223,285

		France — 4.5%

		Foreign Government Obligations — 4.5%
EUR	3,000,000	Government of France, 4.00%, due 10/25/38	4,346,354

		Italy — 2.1%

		Foreign Government Obligations — 2.1%
EUR	1,750,000	Republic of Italy, 4.00%, due 02/01/37	2,071,656

		Japan — 12.8%

		Foreign Government Obligations — 12.8%
JPY	948,400,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	12,451,721

		Spain — 1.7%

		Foreign Government Obligations — 1.7%
EUR	1,400,000	Government of Spain, 4.70%, due 07/30/41	1,677,834

		United Kingdom — 4.8%

		Foreign Government Obligations — 4.8%
GBP	2,750,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	4,687,508

		Total Foreign Government Obligations	28,458,358

		United States — 3.9%

		U.S. Government — 3.9%
USD	3,732,085	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(a)(b)	3,847,839

		TOTAL DEBT OBLIGATIONS (COST $30,847,086)	32,306,197

Shares		Description	Value ($)

		MUTUAL FUNDS — 66.3%

		United States — 66.3%

		Affiliated Issuers — 66.3%
	364,389	GMO Emerging Country Debt Fund, Class IV	3,490,843
	3,980,527	GMO Short-Duration Collateral Fund	35,665,524
	37,466	GMO Special Purpose Holding Fund(c)	17,609
	235,931	GMO U.S. Treasury Fund	5,900,631
	862,171	GMO World Opportunity Overlay Fund	19,648,888

		Total United States	64,723,495

		TOTAL MUTUAL FUNDS (COST $63,833,407)	64,723,495

Shares/Par Value($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.1%

	Money Market Funds — 0.5%
449,236	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	449,236

	U.S. Government — 0.6%
600,000	U.S. Treasury Bill, 0.13%, due 03/08/12 (a)(d)	599,392

	TOTAL SHORT-TERM INVESTMENTS (COST $1,048,206)	1,048,628

	TOTAL INVESTMENTS — 100.5% (Cost $95,728,699)	98,078,320

	Other Assets and Liabilities (net) — (0.5%)	(517,537)

	TOTAL NET ASSETS — 100.0%	$97,560,783

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
7/26/11	Deutsche Bank AG	AUD	5,500,000	$5,832,226	$43,613
7/12/11	Deutsche Bank AG	EUR	26,500,000	38,100,555	(628,134)
7/12/11	Citibank N.A.	EUR	200,000	287,551	2,409
6/07/11	Goldman Sachs International	GBP	300,000	493,470	207
6/07/11	Deutsche Bank AG	GBP	1,900,000	3,125,308	75,745

6/07/11	Royal Bank of Scotland PLC	GBP	300,000	493,470	9,825
7/19/11	Deutsche Bank AG	JPY	2,333,900,000	28,638,066	(228,972)
7/19/11	Citibank N.A.	JPY	10,000,000	122,705	697
6/21/11	Royal Bank of Scotland PLC	NZD	1,400,000	1,153,082	32,837
6/21/11	Credit Suisse International	NZD	1,800,000	1,482,533	42,272
6/21/11	Deutsche Bank AG	NZD	400,000	329,452	13,968
6/21/11	Goldman Sachs International	NZD	800,000	658,904	24,816

				$80,717,322	$(610,717)

Sales #
8/02/11	Royal Bank of Scotland PLC	CAD	300,000	$309,176	$(2,647)
8/02/11	Deutsche Bank AG	CAD	1,600,000	1,648,940	(9,719)
7/05/11	Deutsche Bank AG	CHF	600,000	703,606	(23,173)
7/05/11	Goldman Sachs International	CHF	700,000	820,874	(29,296)
7/05/11	Royal Bank of Scotland PLC	CHF	600,000	703,606	(12,465)
7/12/11	Credit Suisse International	EUR	300,000	431,327	(3,620)
7/12/11	Royal Bank of Scotland PLC	EUR	300,000	431,327	(10,895)
7/12/11	Deutsche Bank AG	EUR	1,300,000	1,869,084	(29,108)
7/12/11	Goldman Sachs International	EUR	500,000	718,878	(914)
6/07/11	Citibank N.A.	GBP	400,000	657,960	(8,556)
6/07/11	Royal Bank of Scotland PLC	GBP	500,000	822,450	(6,207)
7/19/11	Deutsche Bank AG	JPY	80,000,000	981,638	258

				$10,098,866	$(136,342)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Forward Cross Currency Contracts

						Net Unrealized
Settlement						Appreciation
Date	Counterparty	Deliver/Units of Currency		Receive/In Exchange For		(Depreciation)
6/14/11	Deutsche Bank AG	NOK	6,260,960	EUR	800,000	$(10,973)
6/28/11	Credit Suisse International	SEK	3,611,280	EUR	400,000	(9,095)
6/28/11	Deutsche Bank AG	SEK	2,697,060	EUR	300,000	(4,977)
6/14/11	Credit Suisse International	NOK	2,363,654	EUR	300,000	(7,046)
6/28/11	Deutsche Bank AG	EUR	2,100,000	SEK	18,692,460	4,582
6/14/11	Credit Suisse International	EUR	300,000	NOK	2,341,380	2,912

6/14/11	Deutsche Bank AG	EUR	2,100,000	NOK	16,473,450	35,936

$11,339

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
29	Australian Government Bond 3 Yr.	June 2011	$3,194,792	$16,536
14	Australian Government Bond 10 Yr.	June 2011	1,586,590	23,731
62	Canadian Government Bond 10 Yr.	September 2011	7,951,819	40,076
57	Euro Bund	June 2011	10,282,294	245,269
13	U.S. Treasury Bond 30 Yr. (CBT)	September 2011	1,622,969	(648)
10	U.S. Treasury Note 2 Yr. (CBT)	September 2011	2,191,875	282
21	U.S. Treasury Note 5 Yr. (CBT)	September 2011	2,501,953	101

			$29,332,292	$325,347

Sales
137	Euro BOBL	June 2011	$23,049,581	$(331,453)
7	U.S. Treasury Note 10 Yr. (CBT)	September 2011	858,266	(295)
7	UK Gilt Long Bond	September 2011	1,382,721	(1,170)

			$25,290,568	$(332,918)

Reverse Repurchase Agreements

Average balance outstanding	$(2,331,523)
Average interest rate	0.21%
Maximum balance outstanding	$(3,704,250)
Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Swap Agreements
Credit Default Swaps

Maximum Potential
						Implied		Amount of Future
Notional		Expiration		Receive	Annual	Credit	Deliverable	Payments by the Fund	Market
Amount		Date	Counterparty	(Pay)^	Premium	Spread (1)	on Default	Under the Contract (2)	Value
21,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	1.26%	Republic of Italy	N/A	$(320,856)

15,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.68%	Republic of Italy	15,000,000	USD	29,852

										$(291,004)
Premiums to (Pay) Receive										$—

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
54,000,000	EUR	3/28/2013	Merrill Lynch Capital Services	Receive	2.22%	6 Month EUR LIBOR	$112,032
28,400,000	SEK	9/21/2016	Citibank N.A.	(Pay)	3.90%	3 Month SEK STIBOR	(92,103)
33,100,000	SEK	9/21/2016	Barclays Bank PLC	(Pay)	3.90%	3 Month SEK STIBOR	(107,345)
19,300,000	SEK	9/21/2016	JPMorgan Chase Bank, N.A.	(Pay)	3.90%	3 Month SEK STIBOR	(62,591)
3,900,000	CHF	9/21/2016	Citibank N.A.	Receive	1.90%	6 Month CHF LIBOR	63,644
6,000,000	CHF	9/21/2016	Barclays Bank PLC	Receive	1.90%	6 Month CHF LIBOR	97,914

							$11,551
Premiums to (Pay) Receive							$(14,682)

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
As of May 31, 2011, for forward currency contracts, futures contracts, swap agreements, written options and reverse repurchase agreements, if any, the Fund has sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
BOBL — Bundesobligationen
CBT — Chicago Board of Trade
CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.
EUR LIBOR — London Interbank Offered Rate denominated in Euros.
SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.
(a)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	Underlying investment represents interests in defaulted claims. See “Other Matters” for additional information.

(d)	Rate shown represents yield-to-maturity.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$108,919,727	$—	$(10,841,407)	$(10,841,407)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class IV	$3,312,292	$—	$—	$—	$—	$—	$3,490,843
GMO Short-Duration Collateral Fund	41,317,873	—	—	39,038	—	5,701,807	35,665,524
GMO Special Purpose Holding Fund	18,733	—	—	—	—	—	17,609
GMO U.S. Treasury Fund	1,600,199	9,300,432	5,000,000	432		—	5,900,631
GMO World Opportunity Overlay Fund	22,044,168	—	2,500,000	—	—	—	19,648,888

Totals	$68,293,265	$9,300,432	$7,500,000	$39,470	$—	$5,701,807	64,723,495

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through May 31, 2011. The actual tax characterizations of all distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.0% of net assets. The underlying funds classify such securities (as defined below) as Level 3. During the period ended May 31, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 5.4% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
U.S. Government	$—	$3,847,839	$—	$3,847,839
Foreign Government Obligations	—	28,458,358	—	28,458,358

TOTAL DEBT OBLIGATIONS	—	32,306,197	—	32,306,197

Mutual Funds	64,705,886	17,609	—	64,723,495
Short-Term Investments	1,048,628	—	—	1,048,628

Total Investments	65,754,514	32,323,806	—	98,078,320

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	290,077	—	290,077
Futures Contracts
Interest rate risk	325,995	—	—	325,995
Swap Agreements
Credit risk	—	29,852	—	29,852
Interest rate risk	—	273,590	—	273,590

Total	$66,080,509	$32,917,325	$—	$98,997,834

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(1,025,797)	$—	$(1,025,797)
Futures Contracts
Interest rate risk	(333,566)	—	—	(333,566)
Swap Agreements
Credit risk	—	(320,856)	—	(320,856)
Interest rate risk	—	(262,039)	—	(262,039)

Total	$(333,566)	$(1,608,692)	$—	$(1,942,258)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 33.1% and (0.1)% of total net assets, respectively.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.
Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, accredited investors, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
A significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended May 31, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2011, the Fund used purchased currency option contracts to adjust exposure to currencies and otherwise manage currency exchange rate risk. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended May 31, 2011, the Fund used written currency option contracts to adjust exposure to currencies and otherwise manage currency exchange rate risk. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended May 31, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number of
	Amount of	of Futures		Amount of	Futures
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	(8,000,000)	—	$(157,744)	—	—	$—
Options written	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	8,000,000	—	157,744	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.
At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$290,077	$—	$—	$—	$290,077
Unrealized appreciation on futures contracts*	325,995	—	—	—	—	325,995
Unrealized appreciation on swap agreements	273,590	—	29,852	—	—	303,442

Total	$599,585	$290,077	$29,852	$—	$—	$919,514

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(1,025,797)	$—	$—	$—	$(1,025,797)
Unrealized depreciation on futures contracts*	(333,566)	—	—	—	—	(333,566)
Unrealized depreciation on swap agreements	(262,039)	—	(320,856)	—	—	(582,895)

Total	$(595,605)	$(1,025,797)	$(320,856)	$—	$—	$(1,942,258)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), notional amounts (swap agreements), or principal amount (options) outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements	Options
Average amount outstanding	$148,827,522	$51,197,213	$152,535,894	$11,362,395

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 96.3%

	Australia — 4.9%
704,369	BHP Billiton Ltd	33,542,502
4,355,114	BlueScope Steel Ltd	6,821,124
1,137,490	Boart Longyear Group	5,230,049
2,003,355	Charter Hall Office (REIT)	7,742,141
479,548	Commonwealth Bank of Australia	25,973,964
7,985,316	Dexus Property Group (REIT)	7,563,946
3,525,604	Goodman Fielder Ltd	3,863,514
12,346,449	Goodman Group (REIT)	9,702,550
4,437,857	GPT Group (REIT)	14,812,055
9,727,652	Investa Office Fund (REIT)	6,605,785
3,719,347	Mirvac Group (REIT)	5,071,038
1,508,014	OneSteel Ltd	3,046,825
3,612,133	Pacific Brands Ltd	2,764,366
1,627,792	Qantas Airways Ltd *	3,662,131
533,141	QBE Insurance Group Ltd	10,073,011
4,134,828	Stockland (REIT)	15,612,450
1	Suncorp-Metway Ltd	9
1,262,936	TABCORP Holdings Ltd	10,540,861
10,075,216	Telstra Corp Ltd	32,546,908
592,575	Wesfarmers Ltd	21,030,972
330,897	Westfield Group (REIT)	3,217,053
297,948	Westpac Banking Corp	7,056,291
208,085	Woodside Petroleum Ltd	10,375,430
310,084	Woolworths Ltd	9,084,265

	Total Australia	255,939,240

	Austria — 0.6%
44,056	Erste Group Bank AG	2,203,272
865,015	Immofinanz AG *	3,830,076
399,407	OMV AG	16,634,821
98,205	Raiffeisen International Bank Holding	5,388,649
86,920	Voestalpine AG	4,363,430

	Total Austria	32,420,248

	Belgium — 0.8%
2,668,574	Ageas	7,396,742
249,113	Belgacom SA	8,702,318
161,312	Colruyt SA	9,273,824
67,633	Delhaize Group *	5,605,517
1,506,635	Dexia SA *	5,276,046
123,603	Umicore SA	6,834,147

	Total Belgium	43,088,594

	Canada — 2.3%
66,300	Barrick Gold Corp	3,174,544
271,900	BCE Inc	10,945,038
93,500	Canadian National Railway Co	7,312,272
1,087,400	EnCana Corp	37,060,379
214,500	Magna International Inc Class A	10,383,496
187,400	Methanex Corp	5,974,904
108,200	Metro Inc Class A	5,403,020
81,600	National Bank of Canada	6,817,898
268,800	Research In Motion Ltd *	11,472,240
373,400	Sun Life Financial Inc	11,735,594
123,600	Teck Resources Ltd Class B	6,483,307

522,100	Yellow Media Inc	2,036,990

	Total Canada	118,799,682

	Denmark — 1.4%
42,577	Carlsberg A/S Class B	4,935,456
553,115	Novo-Nordisk A/S Class B	69,534,829

	Total Denmark	74,470,285

	Finland — 1.0%
161,414	Metso Oyj	9,332,017
284,909	Neste Oil Oyj	4,945,966
1,504,292	Nokia Oyj	10,476,234
137,300	Sampo Oyj Class A	4,498,438
891,029	Stora Enso Oyj Class R	9,992,181
80,474	Tieto Oyj	1,405,291
578,606	UPM—Kymmene Oyj	10,930,533

	Total Finland	51,580,660

	France — 11.4%
1,433,098	Alcatel-Lucent *	8,099,281
96,754	Arkema	10,632,275
443,888	BNP Paribas	34,780,955
60,232	Casino Guichard-Perrachon SA	6,313,299
255,275	Compagnie de Saint-Gobain	16,940,435
48,664	Essilor International SA	3,949,549
612,896	France Telecom SA	14,037,939
6,622	Hermes International	1,708,503
68,107	L’Oreal SA	8,592,527
239,511	Lagardere SCA	9,804,843
110,074	LVMH Moet Hennessy Louis Vuitton SA	19,205,247
131,879	Peugeot SA *	5,605,906
234,945	Renault SA	13,384,641
354,295	Rhodia SA	15,966,863
206,597	Safran SA	8,417,886
2,137,827	Sanofi	169,536,700
112,396	Schneider Electric SA	18,586,714
163,489	Societe Generale	9,749,155
311,425	STMicroelectronics NV	3,489,079
2,539,274	Total SA	146,669,954
156,829	Valeo SA *	9,978,378
145,962	Vinci SA	9,452,102
1,270,414	Vivendi SA	35,586,746
144,324	Wendel	17,567,676

	Total France	598,056,653

	Germany — 6.7%
83,247	Aareal Bank AG *	2,911,488
127,919	Aixtron AG	5,104,366
172,634	Aurubis AG	10,806,568
571,520	BASF AG	53,000,826
330,981	Bayerische Motoren Werke AG	29,369,571
406,347	Daimler AG (Registered)	28,819,410
277,380	Deutsche Lufthansa AG (Registered)	6,056,149
156,951	Dialog Semiconductor Plc *	2,992,098
2,140,811	E.ON AG	60,883,045
2,077,042	Infineon Technologies AG	24,133,614
302,876	Kloeckner & Co SE	9,006,901
257,484	Lanxess AG	22,313,693
122,995	Leoni	6,928,299

81,957	MAN SE *	11,440,442
50,679	MTU Aero Engines Holding AG	3,906,303
111,876	RWE AG	6,529,808
110,628	Salzgitter AG	8,198,566
280,323	SAP AG	17,440,357
129,361	Siemens AG (Registered)	17,350,407
210,228	Software AG	11,749,309
243,706	Suedzucker AG	7,687,425
25,110	Volkswagen AG	4,219,236

	Total Germany	350,847,881

	Greece — 0.4%
990,702	Alpha Bank A.E. *	4,518,007
882,223	National Bank of Greece SA *	6,118,447
556,027	OPAP SA	10,218,763

	Total Greece	20,855,217

	Hong Kong — 1.6%
2,532,221	CLP Holdings Ltd	21,531,056
1,537,700	Esprit Holdings Ltd	5,789,602
1,187,000	Hutchison Whampoa Ltd	13,749,257
9,275,000	Pacific Basin Shipping Ltd	5,514,411
2,417,500	Power Assets Holdings Ltd	17,221,691
427,000	Sun Hung Kai Properties Ltd	6,654,592
526,500	Swire Pacific Ltd	8,140,377
1,959,000	Yue Yuen Industrial Holdings	6,761,787

	Total Hong Kong	85,362,773

	Ireland — 0.9%
840,692	C&C Group Plc	4,370,062
1,003,498	CRH Plc	21,887,124
221,333	DCC Plc	6,834,528
259,848	Kerry Group Plc Class A	11,146,264

	Total Ireland	44,237,978

	Israel — 0.3%
2,539,190	Bezeq Israeli Telecommunication Corp Ltd	6,457,143
467,596	Israel Chemicals Ltd	7,630,852
214,666	Partner Communications Co Ltd	3,647,356

	Total Israel	17,735,351

	Italy — 5.7%
12,730,364	Enel SPA	87,613,981
5,195,574	ENI SPA	124,597,748
517,754	Fondiaria—Sai SPA *	4,179,747
415,093	Mediobanca SPA	4,620,871
328,864	Recordati SPA	3,634,904
347,826	Saipem SPA	18,415,416
1,703,817	Snam Rete Gas SPA	10,059,404
8,253,299	Telecom Italia SPA	11,707,714
13,861,075	Telecom Italia SPA-Di RISP	16,972,008
1,777,635	Terna SPA	8,685,523
4,125,657	UniCredit SPA	9,412,473

	Total Italy	299,899,789

	Japan — 22.1%
2,625	Advance Residence Investment Corp (REIT)	5,412,457
555,500	Aeon Co Ltd	6,413,655

1,291,500	Alps Electric Co Ltd	13,282,739
602,000	Anritsu Corp	4,932,738
190,000	Asahi Diamond Industrial Co Ltd	4,164,745
672,600	Astellas Pharma Inc	25,649,597
185,700	Canon Inc	8,917,944
1,740	CyberAgent Inc	5,959,298
645,700	Daiei Inc *	2,301,712
914,000	Daiichi Chuo Kisen Kaisha *	1,684,092
2,291,000	Daikyo Inc *	3,914,059
652,000	Dainippon Screen Manufacturing Co Ltd	5,480,324
354,800	Daito Trust Construction Co Ltd	29,373,797
1,328,000	Daiwabo Holdings Co Ltd	2,676,023
318,500	Dena Co Ltd	11,330,878
1,365,000	DIC Corp	3,279,766
210,300	Don Quijote Co Ltd	7,353,027
241,900	Eisai Co Ltd	9,197,460
158,100	Fanuc Ltd	24,402,887
60,100	Fast Retailing Co Ltd	8,784,424
1,682,000	Fuji Electric Co Ltd	5,190,495
1,778,000	Fuji Heavy Industries Ltd	13,118,950
193,300	Fuji Oil Co Ltd	2,820,848
955,000	Gunze Ltd	3,263,413
867,000	Hanwa Co Ltd	3,586,310
1,487,500	Haseko Corp *	1,046,640
119,400	Hikari Tsushin Inc	2,673,669
5,345,000	Hitachi Ltd	30,354,910
706,700	Honda Motor Co Ltd	26,911,834
1,067	INPEX Corp	7,753,534
1,474,000	Isuzu Motors Ltd	6,911,526
1,475,000	Itochu Corp	15,263,775
253,900	JFE Holdings Inc	6,366,230
7,041,130	JX Holdings Inc	46,534,139
292,420	K’s Holdings Corp	11,062,859
3,513,000	Kajima Corp	9,823,701
959	Kakaku.com Inc	6,039,554
790,800	Kao Corp	20,351,058
3,169,000	Kawasaki Kisen Kaisha Ltd	10,687,300
3,904	KDDI Corp	27,999,444
847,600	Komatsu Ltd	25,454,515
329,000	Konami Corp	6,843,340
125,000	Lawson Inc	6,199,916
1,412,500	Leopalace21 Corp *	1,658,251
2,052,000	Marubeni Corp	14,384,087
4,805,000	Mazda Motor Corp *	12,190,183
50,904	Meiji Holdings Co Ltd	2,163,775
2,051,500	Mitsubishi Chemical Holdings Corp	14,331,936
242,900	Mitsubishi Corp	6,174,958
1,311,000	Mitsubishi Electric Corp	14,828,885
168,890	Mitsubishi UFJ Lease & Finance Co Ltd	6,447,357
431,200	Mitsui & Co Ltd	7,375,726
1,349,000	Mitsui OSK Lines Ltd	7,233,668
8,160,400	Mizuho Financial Group Inc	12,807,044
87,000	Murata Manufacturing Co Ltd	5,478,528
2,060	Net One Systems Co Ltd	3,869,739
32,900	Nintendo Co Ltd	7,649,330
600,000	Nippon Chemi-Con Corp	3,702,814
4,090,000	Nippon Light Metal Co Ltd	8,192,266
1,946,000	Nippon Steel Corp	5,813,707
671,800	Nippon Telegraph & Telephone Corp	31,613,199
700,000	Nippon Yakin Koguo Co Ltd *	1,891,195

2,823,000	Nippon Yusen Kabushiki Kaisha	10,673,653
2,284,300	Nissan Motor Co Ltd	22,996,103
113,450	Nitori Holdings Co Ltd	9,895,301
249,400	Nitto Denko Corp	13,098,702
584,000	NSK Ltd	5,549,710
19,971	NTT Docomo Inc	37,206,587
1,876,000	Obayashi Corp	7,912,522
681,000	OKUMA Corp	6,125,368
239,200	Omron Corp	6,174,527
125,100	Ono Pharmaceutical Co Ltd	6,578,611
177,020	ORIX Corp	16,970,388
3,705,000	Osaka Gas Co Ltd	13,122,446
1,289,400	Pioneer Corp *	5,696,937
124,100	Point Inc	5,537,901
274,350	Promise Co Ltd *	1,976,983
5,529,400	Resona Holdings Inc	24,477,910
514,000	Ricoh Company Ltd	5,696,133
768,400	Round One Corp	4,890,929
119,500	Ryohin Keikaku Co Ltd	5,414,169
193,700	Sankyo Co Ltd	10,297,245
41,600	Sawai Pharmaceuticals Co Ltd	4,122,551
162,800	Secom Co Ltd	7,711,376
186,300	Seven & I Holdings Co Ltd	4,955,434
414,300	SoftBank Corp	16,096,474
5,469,000	Sojitz Corp	10,222,742
1,907,000	Sumitomo Corp	25,533,379
750,661	Sumitomo Mitsui Trust Holdings Inc	2,590,657
6,697,000	Taiheiyo Cement Co Ltd	12,654,303
3,576,000	Taisei Corp	8,019,914
311,000	Taisho Pharmaceutical Co Ltd	7,096,452
1,510,300	Takeda Pharmaceutical Co Ltd	71,735,528
393,280	Takefuji Corp (a) (b) *	4,825
1,384,000	Tokyo Gas Co Ltd	5,890,894
665,700	Tokyo Steel Manufacturing Co	6,358,586
2,066,000	Tokyo Tatemono Co Ltd	7,477,572
356,000	TonenGeneral Sekiyu KK	4,364,297
925,800	Toyota Motor Corp	38,697,883
782,800	Toyota Tsusho Corp	12,862,522
261,000	Tsugami Corp	1,629,174
984,800	UNY Co Ltd	8,543,511
58,670	USS Co Ltd	4,477,781
234,420	Yamada Denki Co Ltd	18,354,316
806,000	Zeon Corp	7,063,711

	Total Japan	1,155,332,237

	Malta — 0.0%
15,998,662	BGP Holdings Plc *	—

	Netherlands — 1.7%
123,306	ASML Holding NV	4,809,070
208,241	CSM	7,273,463
103,962	Heineken NV	6,268,036
4,301,347	ING Groep NV *	52,146,671
1,078,654	Koninklijke BAM Groep NV	7,344,969
34,709	Koninklijke DSM NV	2,330,820
83,577	Wereldhave NV (REIT)	8,277,724

	Total Netherlands	88,450,753

	New Zealand — 0.4%
1,053,568	Fletcher Building Ltd	7,772,196
7,333,514	Telecom Corp of New Zealand	14,635,450

	Total New Zealand	22,407,646

	Norway — 0.2%
163,421	Acergy SA	4,359,773
108,680	Frontline Ltd	1,987,489
70,233	Yara International ASA	4,234,705

	Total Norway	10,581,967

	Portugal — 0.1%
578,089	EDP — Energias de Portugal SA	2,154,706

	Singapore — 2.3%
766,000	CapitaCommercial Trust (REIT)	913,260
954,000	Ezra Holdings Ltd	1,237,935
747,000	Fraser & Neave Ltd	3,719,996
6,615,000	Genting Singapore Plc *	10,676,536
35,619,000	Golden Agri-Resources Ltd	19,934,568
2,793,000	Jaya Holdings Ltd *	1,392,868
1,096,200	MobileOne Ltd	2,160,222
961,000	Neptune Orient Lines Ltd	1,426,538
181	Noble Group Ltd	310
734,000	Oversea-Chinese Banking Corp Ltd	5,653,838
1,346,000	SembCorp Marine Ltd	5,840,031
2,450,000	Singapore Exchange Ltd	14,943,405
2,927,000	Singapore Press Holdings Ltd	9,161,765
9,983,000	Singapore Telecommunications	25,986,056
5,428,000	Suntec Real Estate Investment Trust (REIT)	6,644,891
413,000	Venture Corp Ltd	2,976,775
3,469,000	Yangzijiang Shipbuilding Holdings Ltd	4,501,757

	Total Singapore	117,170,751

	Spain — 2.8%
1,903,706	Banco Popular Espanol SA	11,100,457
2,241,778	Banco Santander SA	26,717,707
453,567	Gas Natural SDG SA	8,632,732
1,590,612	Iberdrola SA	14,112,058
167,306	Inditex SA	15,246,933
1,045,408	Repsol YPF SA	35,720,230
1,446,365	Telefonica SA	35,172,961

	Total Spain	146,703,078

	Sweden — 2.8%
338,655	Alfa Laval AB	7,460,498
865,190	Atlas Copco AB Class A (Redemption Shares) *	698,158
865,190	Atlas Copco AB Class A	22,820,077
712,971	Boliden AB	13,999,363
493,176	Hennes & Mauritz AB Class B	18,356,481
24,504	Modern Times Group AB Class B	1,699,715
144,597	NCC Class B	3,522,927
580,131	Sandvik AB	11,033,316
148,196	Scania AB Class B	3,660,917
704,215	Skandinaviska Enskilda Banken AB Class A	6,324,949
230,144	SKF AB Class B	6,887,715
1,305,552	Swedbank AB Class A	24,316,583
643,136	Trelleborg AB Class B	7,492,474

1,001,012	Volvo AB Class B	18,141,998

	Total Sweden	146,415,171

	Switzerland — 5.0%
196,203	Clariant AG (Registered) *	4,321,800
427,862	Compagnie Financiere Richemont SA Class A	27,964,949
926,766	Nestle SA (Registered)	59,583,226
1,766,727	Novartis AG (Registered)	113,990,761
179,814	Roche Holding AG (Non Voting)	31,660,214
21,925	Swatch Group AG *	10,930,345
13,008	Swisscom AG (Registered)	5,993,316
25,440	Syngenta AG (Registered)	8,793,633

	Total Switzerland	263,238,244

	United Kingdom — 20.9%
2,203,733	3i Group Plc	10,472,267
334,880	Aggreko Plc	10,304,628
360,063	Antofagasta Plc	7,911,346
2,394,789	ARM Holdings Plc	22,567,481
135,137	ASOS Plc *	5,267,393
2,742,407	AstraZeneca Plc	143,156,152
5,494,780	Barclays Plc	25,113,345
624,096	BBA Aviation Plc	2,253,390
1,270,057	BG Group Plc	29,489,621
407,430	BHP Billiton Plc	16,157,409
3,555,549	BP Plc	27,378,270
381,369	British American Tobacco Plc	17,112,650
12,176,757	BT Group Plc	40,299,535
1,183,033	Burberry Group Plc	25,754,226
356,221	Capita Group Plc	4,322,544
1,383,604	Centrica Plc	7,254,538
504,619	Diageo Plc	10,755,399
5,879,076	Dixons Retail Plc *	1,905,338
1,172,083	Drax Group Plc	8,985,671
386,150	Electrocomponents Plc	1,871,176
250,061	Eurasian Natural Resources Corp	3,493,072
787,014	FirstGroup Plc	4,388,378
1,429,769	Game Group Plc	1,107,917
8,273,028	GlaxoSmithKline Plc	179,864,248
2,494,316	Home Retail Group Plc	8,848,159
355,562	ICAP Plc	2,837,991
587,863	IMI Plc	10,069,443
3,084,613	ITV Plc *	3,614,289
199,594	Kazakhmys Plc	4,338,001
2,794,562	Kesa Electricals Plc	6,883,147
414,205	Lancashire Holdings Ltd	4,412,609
14,681,268	Lloyds Banking Group Plc *	12,580,285
479,880	Next Plc	17,970,471
227,152	Petrofac Ltd	6,012,566
312,323	Prudential Plc	3,800,014
272,840	Reckitt Benckiser Group Plc	15,453,942
713,280	Rio Tinto Plc	49,702,995
574,172	Royal Dutch Shell Group Class A (Amsterdam)	20,498,703
1,748,575	Royal Dutch Shell Plc A Shares (London)	63,225,598
1,552,411	Royal Dutch Shell Plc B Shares (London)	56,034,240
7,209,944	Royal Bank of Scotland Group Plc *	5,072,295
527,846	Scottish & Southern Energy Plc	11,980,641
635,403	Smith & Nephew Plc	7,072,123
186,709	Spectris Plc	4,844,711

193,765	Stagecoach Group Plc	758,348
620,876	Standard Chartered Plc	16,669,566
736,265	Travis Perkins Plc	13,057,352
897,287	Trinity Mirror Plc *	691,125
609,103	Tullett Prebon Plc	3,829,031
26,623,735	Vodafone Group Plc	74,029,766
449,763	Weir Group Plc (The)	14,798,312
220,948	WH Smith Plc	1,767,423
2,427,575	William Hill Plc	8,555,428
554,809	Wolseley Plc	18,847,563
731,871	Xstrata Plc	17,259,252

	Total United Kingdom	1,092,701,383

	TOTAL COMMON STOCKS (COST $4,507,821,848)	5,038,450,287

	PREFERRED STOCKS — 1.3%

	Germany — 1.3%
401,654	Porsche Automobil Holding SE 1.04%	28,018,496
327,429	ProSiebenSat.1 Media AG 6.33%	8,504,658
190,774	Volkswagen AG 1.82%	33,993,220

	Total Germany	70,516,374

	TOTAL PREFERRED STOCKS (COST $50,759,929)	70,516,374

	RIGHTS AND WARRANTS — 0.0%

	Austria — 0.0%
399,407	OMV AG Rights, Expires 06/06/11*	—

	Germany — 0.0%
302,876	Kloeckner & Co SE Rights, Expires 06/09/11*	976,346

	Spain — 0.0%
453,567	Gas Natural SDG SA Rights, Expires 06/14/11*	311,351

	TOTAL RIGHTS AND WARRANTS (COST $908,320)	1,287,697

	MUTUAL FUNDS — 0.6%

	United States — 0.6%

	Affiliated Issuers
1,153,038	GMO U.S. Treasury Fund	28,837,485

	TOTAL MUTUAL FUNDS (COST $28,827,995)	28,837,485

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 0.7%

		Time Deposits — 0.7%
USD	15,500,000	Branch Banking & Trust (Grand Cayman) Time Deposit, 0.05%, due 06/01/11	15,500,000
AUD	195,787	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.89%, due 06/01/11	209,052
CHF	472,041	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	553,454
DKK	2,271,654	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.10%, due 06/01/11	438,531
EUR	4,111,054	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.19%, due 06/01/11	5,916,217
GBP	1,241,414	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.14%, due 06/01/11	2,042,126
HKD	5,353,470	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	688,341
JPY	99,638,560	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	1,222,409
NOK	3,051,477	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.40%, due 06/01/11	566,699

NZD	402,498	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.70%, due 06/01/11	331,920
SEK	1,445,669	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.54%, due 06/01/11	234,251
SGD	935,773	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	758,724
CAD	33,635	Citibank (New York) Time Deposit, 0.23%, due 06/01/11	34,716
EUR	4,149,616	Citibank (New York) Time Deposit, 0.19%, due 06/01/11	5,971,713
USD	399,324	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/11	399,324

		Total Time Deposits	34,867,477

		TOTAL SHORT-TERM INVESTMENTS (COST $34,867,477)	34,867,477

		TOTAL INVESTMENTS — 98.9% (Cost $4,623,185,569)	5,173,959,320

		Other Assets and Liabilities (net) — 1.1%	58,511,418

		TOTAL NET ASSETS — 100.0%	$5,232,470,738

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
6/17/11	Morgan Stanley Capital Services Inc.	CAD	9,502,000	$9,803,618	$(81,736)
6/17/11	Royal Bank of Scotland PLC	CHF	28,090,654	32,938,086	264,999
6/17/11	Royal Bank of Scotland PLC	DKK	50,331,000	9,713,087	127,929
6/17/11	Bank of America, N.A.	EUR	8,074,337	11,615,778	9,671
6/17/11	Bank of America, N.A.	GBP	27,166,412	44,679,909	317,728
6/17/11	Bank of New York Mellon	GBP	17,876,578	29,401,154	167,765
6/17/11	Barclays Bank PLC	GBP	16,573,977	27,258,799	236,256
6/17/11	Brown Brothers Harriman & Co.	GBP	5,738,977	9,438,750	63,959
6/17/11	Deutsche Bank AG	GBP	14,697,355	24,172,367	174,232
6/17/11	Morgan Stanley Capital Services Inc.	GBP	19,351,371	31,826,709	270,931
6/17/11	Royal Bank of Scotland PLC	GBP	10,579,539	17,399,899	123,544
6/17/11	Barclays Bank PLC	HKD	184,129,190	23,676,818	(8,135)
6/17/11	Brown Brothers Harriman & Co.	HKD	245,505,587	31,569,090	(19,786)
6/17/11	JPMorgan Chase Bank, N.A.	HKD	60,254,935	7,748,066	(3,130)

6/17/11	Morgan Stanley Capital Services Inc.	HKD	184,129,190	23,676,818	(10,642)
6/17/11	State Street Bank and Trust and Company	HKD	317,537,381	40,831,520	(21,386)
6/17/11	Bank of New York Mellon	SEK	40,268,668	6,519,684	65,138
6/17/11	Deutsche Bank AG	SEK	112,825,030	18,266,897	223,841
6/17/11	JPMorgan Chase Bank, N.A.	SEK	94,627,767	15,320,675	216,659
6/17/11	Royal Bank of Scotland PLC	SEK	48,779,995	7,897,708	116,763
6/17/11	Bank of America, N.A.	SGD	96,716,350	78,417,920	925,813
6/17/11	Bank of New York Mellon	SGD	14,421,360	11,692,884	140,084
6/17/11	Barclays Bank PLC	SGD	21,021,261	17,044,105	221,847
6/17/11	Morgan Stanley Capital Services Inc.	SGD	28,842,721	23,385,769	299,957
6/17/11	State Street Bank and Trust Company	SGD	14,421,360	11,692,884	140,084

				$565,988,994	$3,962,385

Sales #
6/17/11	Morgan Stanley Capital Services Inc.	AUD	4,789,000	$5,103,052	$(64,042)
6/17/11	Barclays Bank PLC	CAD	12,307,889	12,698,573	37,371
6/17/11	Brown Brothers Harriman & Co.	CAD	22,489,156	23,203,020	126,222
6/17/11	Deutsche Bank AG	CAD	7,813,987	8,062,023	49,663
6/17/11	Morgan Stanley Capital Services Inc.	CAD	39,011,168	40,249,484	81,058
6/17/11	Royal Bank of Scotland PLC	CAD	6,520,031	6,726,994	13,443
6/17/11	State Street Bank and Trust and Company	CAD	25,997,258	26,822,478	157,386
6/17/11	Barclays Bank PLC	CHF	2,887,072	3,385,276	(153,178)
6/17/11	Deutsche Bank AG	CHF	19,201,036	22,514,441	(980,408)
6/17/11	Royal Bank of Scotland PLC	CHF	27,109,428	31,787,536	(1,349,237)
6/17/11	State Street Bank and Trust and Company	CHF	7,191,000	8,431,907	(371,603)
6/17/11	Royal Bank of Scotland PLC	DKK	218,082,412	42,086,455	32,944
6/17/11	State Street Bank and Trust and Company	DKK	167,038,304	32,235,749	120,088
6/17/11	Bank of America, N.A.	EUR	25,349,395	36,467,758	135,805
6/17/11	Deutsche Bank AG	EUR	34,806,000	50,072,074	(593,560)
6/17/11	Morgan Stanley Capital Services Inc.	EUR	10,933,000	15,728,265	12,413
6/17/11	Royal Bank of Scotland PLC	EUR	24,908,163	35,833,000	62,378

6/17/11	Bank of America, N.A.	GBP	15,369,000	25,277,004	(408,887)
6/17/11	State Street Bank and Trust and Company	HKD	33,347,000	4,288,027	287
6/17/11	Bank of America, N.A.	JPY	1,811,172,000	22,221,209	(112,688)
6/17/11	Deutsche Bank AG	JPY	1,074,552,130	13,183,644	(484,334)
6/17/11	JPMorgan Chase Bank, N.A.	JPY	1,074,552,130	13,183,644	(589,180)
6/17/11	Bank of America, N.A.	NZD	12,464,049	10,267,705	(435,702)
6/17/11	Deutsche Bank AG	SEK	23,830,000	3,858,188	(100,698)
6/17/11	Morgan Stanley Capital Services Inc.	SGD	6,457,000	5,235,356	(56,697)

				$498,922,862	$(4,871,156)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
261	DAX	June 2011	$68,671,807	$3,570,656
518	FTSE/MIB	June 2011	78,796,838	(439,388)
308	FTSE 100	June 2011	30,275,344	518,701
315	MSCI Singapore	June 2011	18,821,949	284,875
202	TOPIX	June 2011	20,861,318	(2,301,832)

			$217,427,256	$1,633,012

Sales
10	Hang Seng	June 2011	$1,514,696	$(53,080)
27	IBEX 35	June 2001	4,081,937	(153,338)
234	CAC 40	June 2011	13,475,845	(362,575)
197	OMXS 30	June 2011	3,691,704	(54,333)
26	Amesterdam IDX	June 2011	2,623,950	(55,329)
310	S&P Toronto 60	June 2011	50,445,993	(360,115)
800	SPI 200	June 2011	100,849,767	(2,053,054)

			$176,683,892	$(3,091,824)

As of May 31, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Notes to Schedule of Investments:
REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	Bankrupt issuer.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone

EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$4,701,994,604	$768,881,994	$(296,917,278)	$471,964,716
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$52,104,000	$6,712,000	$30,000,000	$12,036	$—	$28,837,485

Totals	$52,104,000	$6,712,000	$30,000,000	$12,036	$—	$28,837,485

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.0% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	95.4%
Futures Contracts	(0.0)%^

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below.

^	Rounds to (0.0)%.
See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the fair value of equity securities that underlie futures and derivatives) due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized the following fair value technique on Level 3 investments: The Fund considered certain bankrupt securities to be near worthless.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs
Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Australia	$—	$255,939,240		$—	$255,939,240
Austria	—	32,420,248		—	32,420,248
Belgium	—	43,088,594		—	43,088,594
Canada	118,799,682	—		—	118,799,682
Denmark	—	74,470,285		—	74,470,285
Finland	—	51,580,660		—	51,580,660
France	—	598,056,653		—	598,056,653
Germany	—	350,847,881		—	350,847,881
Greece	—	20,855,217		—	20,855,217
Hong Kong	—	85,362,773		—	85,362,773
Ireland	—	44,237,978		—	44,237,978
Israel	—	17,735,351		—	17,735,351
Italy	—	299,899,789		—	299,899,789
Japan	—	1,155,327,412		4,825	1,155,332,237
Malta	—	0	*	—	0
Netherlands	—	88,450,753		—	88,450,753
New Zealand	—	22,407,646		—	22,407,646
Norway	—	10,581,967		—	10,581,967
Portugal	—	2,154,706		—	2,154,706
Singapore	—	117,170,751		—	117,170,751
Spain	—	146,703,078		—	146,703,078
Sweden	—	146,415,171		—	146,415,171
Switzerland	—	263,238,244		—	263,238,244
United Kingdom	—	1,092,701,383		—	1,092,701,383

TOTAL COMMON STOCKS	118,799,682	4,919,645,780		4,825	5,038,450,287
Preferred Stocks
Germany	—	70,516,374		—	70,516,374

TOTAL PREFERRED STOCKS	—	70,516,374		—	70,516,374

Rights and Warrants
Austria	—	0	*	—	0
Germany	—	976,346		—	976,346
Spain	—	311,351		—	311,351

TOTAL RIGHTS AND WARRANTS	—	1,287,697		—	1,287,697

Mutual Funds	28,837,485	—		—	28,837,485

Short-Term Investments	34,867,477	—		—	34,867,477

Total Investments	182,504,644	4,991,449,851		4,825	5,173,959,320

Derivatives**
Forward Currency Contracts
Foreign currency risk	—	4,936,258		—	4,936,258
Futures Contracts
Equity risk	—	4,374,232		—	4,374,232

Total Derivatives	—	9,310,490		—	9,310,490

Total	$182,504,644	$5,000,760,341		$4,825	$5,183,269,810

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives**
Forward Currency Contracts
Foreign currency risk	$—	$(5,845,029)	$—	$(5,845,029)
Futures Contracts
Equity risk	(360,115)	(5,472,929)	—	(5,833,044)

Total Derivatives	(360,115)	(11,317,958)	—	(11,678,073)

Total	$(360,115)	$(11,317,958)	$—	$(11,678,073)

*	Represents the interest in securities that have no value at May 31, 2011.

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
** Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.0% of total net assets.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
						Change in				from
	Balances as of			Accrued	Total	Unrealized			Balances as	Investments
	February 28,			Discounts/	Realized	Appreciation	Transfers	Transfers	of May 31,	Held as of May
	2011	Purchases	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	into Level 3*	out of Level 3*	2011	31, 2011

Common Stocks
Taiwan	$4,808	$—	$—	$—	$—	$17	$—	$—	$4,825	$17

Total	$4,808	$—	$—	$—	$—	$17	$—	$—	$4,825	$17

*	The fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2011, the Fund held rights and warrants received as a result of corporate actions. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.
At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value ( rights and warrants)	$—	$—	$—	$1,287,697	$—	$1,287,697
Unrealized appreciation on forward currency contracts	—	4,936,258	—	—	—	4,936,258
Unrealized appreciation on futures contracts*	—	—	—	4,374,232	—	4,374,232

Total	$—	$4,936,258	$—	$5,661,929	$—	$10,598,187

Liabilities:
Unrealized depreciation on forward currency contracts	—	(5,845,029)	—	—	—	(5,845,029)
Unrealized depreciation on futures contracts*	—	—	—	(5,833,044)	—	(5,833,044)

Total	$—	$(5,845,029)	$—	$(5,833,044)	$—	$(11,678,073)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts and rights and warrants) outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Forward
	Currency	Futures
	Contracts	Contracts	Rights/Warrants
Average amount outstanding	$1,108,884,298	$470,989,611	$1,092,461

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
22,952,320	GMO Emerging Markets Fund, Class VI	350,711,456
1,542,857	GMO Flexible Equities Fund, Class VI	28,465,719
18,988,107	GMO International Growth Equity Fund, Class IV	474,322,910
19,892,348	GMO International Intrinsic Value Fund, Class IV	469,857,269

	TOTAL MUTUAL FUNDS (COST $1,118,788,453)	1,323,357,354

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%

31,536	State Street Eurodollar Time Deposit, 0.01%, due 06/01/11	31,536

	TOTAL SHORT-TERM INVESTMENTS (COST $31,536)	31,536

	TOTAL INVESTMENTS — 100.0% (Cost $1,118,819,989)	1,323,388,890

	Other Assets and Liabilities (net) — (0.0%)	(75,987)

	TOTAL NET ASSETS — 100.0%	$1,323,312,903

As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,239,855,463	$84,266,457	$(733,030)	$83,533,427
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Emerging Markets Fund, Class VI	331,226,965	—	489,486	—	—	350,711,456

GMO Flexible Equities Fund, Class VI	22,278,407	7,529,856	—	—	—	28,465,719

GMO International Growth Equity Fund, Class IV	461,803,642	3,103,047	11,489,519	—	—	474,322,910

GMO International Intrinsic Value Fund, Class IV	462,273,821	5,078,781	3,876,482	—	—	469,857,269

Totals	$1,277,582,835	$15,711,684	$15,855,487	$—	$—	$1,323,357,354

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 1.3% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	85.4%
Futures Contracts	0.1%
Swap Agreements	0.0%^

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below or in the disclosures in the underlying funds.

^	Rounds to 0.0%.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$1,323,357,354	$—	$—	$1,323,357,354
Short-Term Investments	31,536	—	—	31,536

Total Investments	1,323,388,890	—	—	1,323,388,890

Total	$1,323,388,890	$—	$—	$1,323,388,890

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes . The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 1.3% of total net assets.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no direct investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Market Risk — Fixed Income Securities (risk that the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls may cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Derivative financial instruments
At May 31, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 94.1%

	Australia — 4.5%
1,171,943	BHP Billiton Ltd	55,808,675
717,040	BlueScope Steel Ltd	1,123,052
83,531	Cochlear Ltd	7,123,262
198,959	CSL Ltd	7,206,941
129,063	Rio Tinto Ltd	11,273,503
78,943	Sims Metal Management Ltd	1,443,255
1,642,067	Telstra Corp Ltd	5,304,522
413,961	Wesfarmers Ltd	14,691,815
395,783	Westpac Banking Corp	9,373,314
334,527	Woodside Petroleum Ltd	16,680,017
1,230,630	Woolworths Ltd	36,052,713

	Total Australia	166,081,069

	Austria — 0.2%
39,776	Andritz AG	4,197,557
363,023	Immofinanz AG *	1,607,377
946,419	Immofinanz AG (Entitlement Shares) *	—
43,841	Raiffeisen International Bank Holding	2,405,619

	Total Austria	8,210,553

	Belgium — 0.7%
51,174	Bekaert NV	5,442,146
122,585	Colruyt SA	7,047,409
69,806	Mobistar SA	5,008,185
66,035	Telenet Group Holding NV *	3,010,440
92,515	Umicore SA	5,115,257

	Total Belgium	25,623,437

	Canada — 3.4%
29,500	Agrium Inc	2,589,033
318,000	Barrick Gold Corp	15,226,320
304,300	Canadian National Railway Co	23,798,122
248,400	Enbridge Inc	8,324,868
78,300	IGM Financial Inc	4,041,681
80,800	Imperial Oil Ltd	4,013,104
123,700	Magna International Inc Class A	5,988,058
39,000	Metro Inc Class A	1,947,484
170,300	Potash Corp of Saskatchewan Inc	9,600,853
220,300	Research In Motion Ltd *	9,402,286
172,900	Rogers Communications Inc Class B	6,592,275
75,200	Saputo Inc	3,686,845
127,700	Shoppers Drug Mart Corp	5,334,179
156,300	Silver Wheaton Corp	5,765,766
142,100	Suncor Energy Inc	5,932,750
88,000	Teck Resources Ltd Class B	4,615,947
183,896	Valeant Pharmaceuticals International Inc	9,640,376

	Total Canada	126,499,947

	Denmark — 2.9%
53,292	Carlsberg A/S Class B	6,177,521
225,760	Danske Bank A/S *	4,767,725
684,472	Novo-Nordisk A/S Class B	86,048,369
66,400	Novozymes A/S Class B	11,164,301

	Total Denmark	108,157,916

	Finland — 1.1%
100,375	Alma Media Corp	973,121
164,942	Kone Oyj Class B	10,423,371
115,015	Metso Oyj	6,649,497
68,893	Nokian Renkaat Oyj	3,367,434
55,668	Sampo Oyj Class A	1,823,882
397,637	Stora Enso Oyj Class R	4,459,182
354,860	UPM—Kymmene Oyj	6,703,714
187,892	Wartsila Oyj	6,827,654

	Total Finland	41,227,855

	France — 6.9%
124,794	Air France—KLM *	2,103,404
37,598	Air Liquide SA	5,239,704
660,799	Alcatel-Lucent *	3,734,564
62,909	Arkema	6,913,056
303,100	BNP Paribas	23,749,476
77,048	Bureau Veritas SA	6,477,102
120,287	Carrefour SA *	5,342,436
19,406	Christian Dior SA	3,003,023
196,597	Compagnie de Saint-Gobain	13,046,474
177,032	Credit Agricole SA	2,720,057
133,721	Danone SA	9,824,487
55,638	Dassault Systemes SA	4,744,198
73,628	Essilor International SA	5,975,616
85,766	Eutelsat Communications	3,811,648
11,850	ICADE (REIT)	1,509,085
30,534	Iliad SA	3,916,815
98,477	L’Oreal SA	12,424,073
86,708	Legrand SA	3,672,308
130,030	LVMH Moet Hennessy Louis Vuitton SA	22,687,085
19,922	Neopost SA	1,786,103
74,384	Peugeot SA *	3,161,911
31,698	PPR	5,532,568
74,966	Publicis Groupe SA	4,131,206
210,112	Renault SA	11,969,924
86,486	Rhodia SA	3,897,628
94,497	Safran SA	3,850,322
316,585	Sanofi	25,106,230
100,716	Schneider Electric SA	16,655,214
219,715	SES SA	5,919,185
160,742	Societe Generale	9,585,346
224,805	STMicroelectronics NV	2,518,624
53,648	Total SA	3,098,740
83,453	Valeo SA *	5,309,768
69,977	Vinci SA	4,531,520
24,880	Wendel	3,028,490
49,833	Zodiac Aerospace	4,016,207

	Total France	254,993,597

	Germany — 8.0%
69,960	Adidas AG	5,282,866
66,547	Aixtron AG	2,655,432
18,557	Allianz SE (Registered)	2,572,984
25,471	Aurubis AG	1,594,437
524,135	BASF AG	48,606,502
300,137	Bayerische Motoren Werke AG	26,632,631
59,394	Beiersdorf AG	3,938,731
30,214	Bilfinger & Berger AG *	2,981,182
29,623	Continental AG *	3,059,741

460,873	Daimler AG (Registered)	32,686,565
220,298	Deutsche Lufthansa AG (Registered)	4,809,855
38,948	Deutsche Boerse AG	3,078,108
18,771	Fielmann AG	1,994,831
40,104	Fresenius SE & Co KGaA	4,215,851
121,909	GEA Group AG	4,107,598
1,032,933	Infineon Technologies AG	12,001,878
72,077	K+S AG	5,762,737
77,481	Kloeckner & Co SE	2,304,124
135,157	Lanxess AG	11,712,774
57,630	Leoni AG	3,246,293
27,789	Linde AG	4,710,300
86,361	MAN SE *	12,055,200
36,495	Metro AG	2,438,684
801,644	SAP AG	49,874,458
160,793	Siemens AG (Registered)	21,566,190
67,059	Software AG	3,747,821
51,791	Stada Arzneimittel AG	2,195,132
53,119	Suedzucker AG	1,675,578
102,041	Symrise AG	3,192,651
40,490	Volkswagen AG	6,803,539
14,730	Wacker Chemie AG	3,297,344

	Total Germany	294,802,017

	Greece — 0.3%
257,869	Alpha Bank A.E. *	1,175,988
213,637	EFG Eurobank Ergasias *	981,789
381,931	National Bank of Greece SA *	2,648,792
248,210	OPAP SA	4,561,647

	Total Greece	9,368,216

	Hong Kong — 3.2%
508,500	BOC Hong Kong Holdings Ltd	1,566,148
1,202,000	Cathay Pacific Airways Ltd	2,880,542
199,000	Cheung Kong Holdings Ltd	3,109,022
1,922,500	CLP Holdings Ltd	16,346,699
933,274	Esprit Holdings Ltd	3,513,875
452,000	Hang Seng Bank Ltd	7,235,113
4,455,374	Hong Kong & China Gas	10,248,538
89,200	Hong Kong Aircraft Engineering Co Ltd	1,320,845
598,900	Hong Kong Exchanges & Clearing Ltd	13,400,710
1,583,000	Hutchison Whampoa Ltd	18,336,203
84,400	Jardine Matheson Holdings Ltd	4,422,840
1,382,500	Power Assets Holdings Ltd	9,848,599
1,391,600	Sands China Ltd *	3,636,407
2,671,000	SJM Holdings Ltd	6,532,167
132,000	Sun Hung Kai Properties Ltd	2,057,157
469,000	Swire Pacific Ltd	7,251,352
1,408,000	Wynn Macau Ltd	4,930,505

	Total Hong Kong	116,636,722

	Ireland — 0.2%
411,227	CRH Plc	8,969,202

	Israel — 0.1%
169,275	Israel Chemicals Ltd	2,762,454

	Italy — 0.3%
66,940	Assicurazioni Generali SPA	1,468,531
462,159	Enel SPA	3,180,709

139,665	Fiat SPA	1,489,784
153,164	Mediobanca SPA	1,705,042
56,685	Saipem SPA	3,001,150

	Total Italy	10,845,216

	Japan — 17.8%
41,300	ABC-Mart Inc	1,654,224
274,000	Aeon Co Ltd	3,163,531
315,000	Asahi Glass Co Ltd	3,723,074
86,100	Astellas Pharma Inc	3,283,423
930,550	Canon Inc	44,688,169
192	Central Japan Railway Co	1,506,711
294,700	Chugai Pharmaceutical Co Ltd	4,847,912
248,000	Daihatsu Motor Co Ltd	4,114,201
160,700	Daiichi Sankyo Co Ltd	3,118,938
146,500	Daito Trust Construction Co Ltd	12,128,696
117,200	Dena Co Ltd	4,169,479
76,000	Denso Corp	2,733,218
579,000	DIC Corp	1,391,197
178,300	Eisai Co Ltd	6,779,277
180,500	Fanuc Ltd	27,860,349
55,500	Fast Retailing Co Ltd	8,112,072
393,000	Fujitsu Ltd	2,073,022
814,000	Fuji Heavy Industries Ltd	6,006,089
45,600	Hirose Electric Co Ltd	4,689,589
120,500	Hisamitsu Pharmaceutical Co Inc	5,132,204
3,816,000	Hitachi Ltd	21,671,532
999,700	Honda Motor Co Ltd	38,069,564
427,900	Hoya Corp	8,891,682
23,400	Idemitsu Kosan Co Ltd	2,595,583
613,000	IHI Corporation	1,524,069
1,605	INPEX Corp	11,663,001
1,606,000	Isuzu Motors Ltd	7,530,469
87,700	Ito En Ltd	1,483,584
1,500	Japan Tobacco Inc	5,805,655
1,323,500	JX Holdings Inc	8,746,882
704	Kakaku.com Inc	4,433,625
708,700	Kao Corp	18,238,234
767,000	Kawasaki Kisen Kaisha Ltd	2,586,671
874	KDDI Corp	6,268,318
51,830	Keyence Corp	13,646,780
1,108,000	Kintetsu Corp	3,334,872
1,095,000	Kobe Steel Ltd	2,368,638
821,100	Komatsu Ltd	24,658,686
142,000	Kuraray Co Ltd	2,148,219
113,300	Lawson Inc	5,619,604
64,000	Makita Corp	2,725,040
642,000	Marubeni Corp	4,500,284
875,000	Mazda Motor Corp *	2,219,856
163,000	Mitsubishi Estate Co Ltd	2,912,589
1,552,500	Mitsubishi Chemical Holdings Corp	10,845,884
656,000	Mitsubishi Electric Corp	7,420,098
484,800	Mitsui & Co Ltd	8,292,560
315,000	Mitsui OSK Lines Ltd	1,689,107
120,700	Murata Manufacturing Co Ltd	7,600,670
86,400	Nabtesco Corp	1,960,421
40,100	Nidec Corp	3,605,269
49,900	Nintendo Co Ltd	11,601,871
1,242,000	Nippon Yusen Kabushiki Kaisha	4,695,954
1,123,600	Nissan Motor Co Ltd	11,311,308

91,050	Nitori Holdings Co Ltd	7,941,535
124,000	Nitto Denko Corp	6,512,586
148,100	Nomura Research Institute Ltd	3,090,614
9,472	NTT Docomo Inc	17,646,627
557,000	Odakyu Electric Railway Co Ltd	4,350,032
146,900	Olympus Corp	4,556,936
129,100	Omron Corp	3,332,489
54,600	Ono Pharmaceutical Co Ltd	2,871,240
51,400	Oriental Land Co Ltd	4,362,199
12,730	ORIX Corp	1,220,388
4,389	Rakuten Inc	4,462,581
775,700	Resona Holdings Inc	3,433,920
337,000	Ricoh Company Ltd	3,734,624
74,400	Sankyo Co Ltd	3,955,163
44,300	Santen Pharmaceutical Co Ltd	1,767,489
29,500	Sawai Pharmaceuticals Co Ltd	2,923,444
138,700	Secom Co Ltd	6,569,827
163,200	Sega Sammy Holdings Inc	3,177,044
706	Seven Bank Ltd	1,316,358
28,000	Shimamura Co Ltd	2,640,465
165,600	Shin-Etsu Chemical Co Ltd	8,630,489
187,200	Shionogi & Co Ltd	3,165,303
284,000	Shiseido Co Ltd	4,889,934
51,300	SMC Corp	8,254,263
506,100	SoftBank Corp	19,663,107
203,400	Stanley Electric Co Ltd	3,369,687
546,700	Sumitomo Corp	7,319,926
138,400	Sysmex Corp	4,934,740
536,600	Takeda Pharmaceutical Co Ltd	25,487,178
641,000	Teijin Ltd	2,962,370
189,700	Terumo Corp	10,718,811
374,000	Tobu Railway Co Ltd	1,418,607
428,000	Toray Industries Inc	3,255,489
688,000	Toshiba Corp	3,661,046
92,400	Toyota Tsusho Corp	1,518,264
107,000	Toyo Suisan Kaisha Ltd	2,506,579
158,400	Trend Micro Inc	4,827,889
116,500	Tsumura & Co	3,640,389
240,300	Unicharm Corp	9,738,657
22,420	Yahoo Japan Corp	7,431,468
64,280	Yamada Denki Co Ltd	5,032,913
61,700	Yamato Kogyo Co Ltd	2,011,779

	Total Japan	658,146,403

	Netherlands — 1.9%
439,407	Aegon NV *	3,079,840
80,900	ASML Holding NV	3,155,190
47,583	Fugro NV	3,797,962
48,410	Heineken NV	2,918,717
343,353	ING Groep NV *	4,162,583
942,313	Koninklijke KPN NV	13,855,912
543,143	Reed Elsevier NV	7,307,568
909,919	Unilever NV	29,730,938
64,753	Vopak	3,081,119

	Total Netherlands	71,089,829

	Norway — 0.5%
1,015,622	Golden Ocean Group Ltd	1,066,078
303,962	Norsk Hydro ASA	2,445,518
132,967	Seadrill Ltd	4,817,952

103,715	TGS Nopec Geophysical Co ASA	2,942,865
143,483	Yara International ASA	8,651,321

	Total Norway	19,923,734

	Singapore — 3.0%
2,313,000	Cosco Corp	3,695,962
1,559,000	Ezra Holdings Ltd	2,022,999
914,000	Fraser & Neave Ltd	4,551,642
5,479,000	Genting Singapore Plc *	8,843,044
11,242,000	Golden Agri-Resources Ltd	6,291,710
1,392,000	Hyflux Ltd	2,303,004
1,373,900	Keppel Corp Ltd	12,837,675
2,275,000	Midas Holdings Ltd	1,236,035
1,079,000	Olam International Ltd	2,607,519
190,000	Oversea-Chinese Banking Corp Ltd	1,463,527
1,093,000	SATS Ltd	2,322,112
895,000	Sembcorp Industries Ltd	3,672,231
1,540,000	SembCorp Marine Ltd	6,681,760
1,197,000	Singapore Exchange Ltd	7,300,921
2,509,000	Singapore Press Holdings Ltd	7,853,389
3,765,000	Singapore Technologies Engineering Ltd	9,068,645
5,694,500	Singapore Telecommunications	14,822,959
1,975,000	SMRT Corp Ltd	3,058,408
1,406,000	StarHub Ltd	3,181,406
880,000	Wilmar International Ltd	3,797,376
2,008,000	Yangzijiang Shipbuilding Holdings Ltd	2,605,802

	Total Singapore	110,218,126

	Spain — 0.8%
16,096	Acciona SA	1,750,202
215,331	Inditex SA	19,623,548
61,635	Red Electrica de Espana	3,734,268
111,134	Repsol YPF SA	3,797,304

	Total Spain	28,905,322

	Sweden — 5.7%
372,814	Alfa Laval AB	8,213,013
91,996	Alliance Oil Company Ltd SDR*	1,694,941
226,849	Assa Abloy AB Class B	6,320,684
555,988	Atlas Copco AB	13,122,411
715,302	Atlas Copco AB Class A (Redemption Shares) *	577,207
715,302	Atlas Copco AB Class A	18,866,661
202,951	Boliden AB	3,984,994
140,723	Elekta AB Class B	6,122,125
968,352	Hennes & Mauritz AB Class B	36,042,986
300,179	Hexagon AB Class B	8,145,924
390,576	Investor AB B Shares	9,376,486
73,407	Kinnevik Investment AB	1,800,402
121,374	Lundin Petroleum AB *	1,700,997
50,685	Millicom International Cellular SA SDR*	5,880,198
83,340	Modern Times Group AB Class B	5,780,862
37,627	Oriflame Cosmetics SA SDR	2,005,925
367,307	Sandvik AB	6,985,688
535,379	Scania AB Class B	13,225,582
678,979	Skandinaviska Enskilda Banken AB Class A	6,098,290
504,935	SKF AB Class B	15,111,619
635,590	Swedbank AB Class A	11,838,193
162,373	Swedish Match AB	5,744,719
252,300	Tele2 AB Class B	4,957,005

888,197	Volvo AB Class B	16,097,377

	Total Sweden	209,694,289

	Switzerland — 9.4%
337,216	Compagnie Financiere Richemont SA Class A	22,040,350
21,061	Geberit AG (Registered) *	5,090,392
25,499	Kuehne & Nagel International AG (Registered)	4,013,394
2,075,914	Nestle SA (Registered)	133,463,736
72,257	Nobel Biocare Holding AG *	1,578,057
847,330	Novartis AG (Registered)	54,670,468
655,179	Roche Holding AG (Non Voting)	115,358,689
4,260	SGS SA (Registered)	8,463,445
5,973	Swisscom AG (Registered)	2,752,005

	Total Switzerland	347,430,536

	United Kingdom — 23.2%
400,314	Admiral Group Plc	11,358,142
512,171	Aggreko Plc	15,760,067
300,267	AMEC Plc	5,733,345
236,248	Antofagasta Plc	5,190,869
1,001,102	ARM Holdings Plc	9,433,963
151,674	ASOS Plc *	5,911,975
520,550	AstraZeneca Plc	27,173,186
853,308	BAE Systems Plc	4,646,393
884,002	Balfour Beatty Plc	4,692,484
1,631,101	Barclays Plc	7,454,785
1,074,541	BG Group Plc	24,949,909
195,920	BHP Billiton Plc	7,769,579
1,431,891	British American Tobacco Plc	64,251,288
1,347,085	British Sky Broadcasting Group Plc	18,430,253
5,792,862	BT Group Plc	19,171,742
1,010,658	Burberry Group Plc	22,001,681
653,827	Capita Group Plc	7,933,828
2,285,143	Centrica Plc	11,981,504
243,230	Chemring Group Plc	2,669,054
1,477,786	Cobham Plc	5,522,572
332,023	Croda International Plc	10,667,365
1,935,967	Diageo Plc	41,263,006
126,372	Eurasian Natural Resources Corp	1,765,275
711,444	Experian Plc	9,381,982
246,159	Fresnillo Plc	5,931,038
1,229,254	GKN Plc	4,441,415
5,561,435	GlaxoSmithKline Plc	120,911,391
329,305	HSBC Holdings Plc	3,441,840
602,106	ICAP Plc	4,805,833
336,543	IMI Plc	5,764,610
330,316	Inchcape Plc	2,143,226
722,232	Informa Plc	5,181,987
264,846	Inmarsat Plc	2,631,973
163,714	InterContinental Hotels Group Plc	3,492,769
430,040	International Power Plc	2,258,794
276,809	Intertek Group Plc	9,332,644
183,276	Investec Plc	1,527,174
2,830,044	ITV Plc *	3,316,006
391,833	John Wood Group Plc	4,066,087
2,792,835	Legal & General Group Plc	5,392,398
721,266	LG Group Holdings Plc	5,337,131
25,733,667	Lloyds Banking Group Plc *	22,051,016
1,030,058	Man Group Plc	4,370,844
970,007	Marks & Spencer Group Plc	6,383,788

307,887	Micro Focus International Plc	1,902,426
466,882	National Grid Plc	4,820,217
213,711	Next Plc	8,003,016
135,594	Pennon Group Plc	1,508,098
331,337	Petrofac Ltd	8,770,275
444,123	Prudential Plc	5,403,616
582,844	Reckitt Benckiser Group Plc	33,012,891
1,028,647	Reed Elsevier Plc	9,346,004
241,297	Rightmove Plc	4,388,231
711,145	Rio Tinto Plc	49,554,223
79,434	Royal Dutch Shell Plc A Shares (London)	2,872,203
292,452	Royal Dutch Shell Plc B Shares (London)	10,556,048
7,933,712	Royal Bank of Scotland Group Plc *	5,581,476
658,507	Sage Group Plc (The)	3,148,802
99,571	Schroders Plc	2,689,206
81,666	Scottish & Southern Energy Plc	1,853,592
205,936	Severn Trent Plc	5,137,904
376,055	Shire Plc	11,911,636
310,046	Smiths Group Plc	6,314,258
986,291	Smith & Nephew Plc	10,977,554
121,395	Spectris Plc	3,149,948
1,082,303	Standard Chartered Plc	29,058,171
978,997	Tesco Plc	6,766,448
464,612	Thomas Cook Group Plc	1,153,838
280,882	TUI Travel Plc	1,087,762
346,578	Tullett Prebon Plc	2,178,709
196,456	Unilever Plc	6,377,417
5,727,585	Vodafone Group Plc	15,926,082
330,675	Weir Group Plc (The)	10,880,023
414,605	William Hill Plc	1,461,180
228,713	Wolseley Plc	7,769,670
739,377	Xstrata Plc	17,436,261

	Total United Kingdom	858,893,396

	TOTAL COMMON STOCKS (COST $2,977,395,676)	3,478,479,836

	PREFERRED STOCKS — 1.1%

	Germany — 1.1%
141,111	Porsche Automobil Holding SE 1.04%	9,843,592
168,386	ProSiebenSat.1 Media AG 6.33%	4,373,666
159,288	Volkswagen AG 1.82%	28,382,862

	Total Germany	42,600,120

	TOTAL PREFERRED STOCKS (COST $31,038,612)	42,600,120

	RIGHTS AND WARRANTS — 0.0%

	Canada — 0.0%
19,162	Kinross Gold Corp, Warrants, Strike 21.30, Expires 09/17/14*	49,050

	Germany — 0.0%
77,481	Kloeckner & Co SE Rights, Expires 06/09/11*	249,766

	TOTAL RIGHTS AND WARRANTS (COST $335,005)	298,816

	MUTUAL FUNDS — 1.6%

	United States — 1.6%

	Affiliated Issuers
2,352,559	GMO U.S. Treasury Fund	58,837,510

	TOTAL MUTUAL FUNDS (COST $58,816,025)	58,837,510

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 2.2%

		Time Deposits — 2.2%
USD	25,000,000	BNP Paribas (Grand Cayman) Time Deposit, 0.08%, due 06/01/11	25,000,000
CHF	92,505	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	108,459
HKD	7,189,153	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	924,371
JPY	56,498,960	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	693,154
DKK	52,158	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.10%, due 06/01/11	10,069
CAD	9,578	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.23%, due 06/01/11	9,886
NOK	817,992	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.40%, due 06/01/11	151,912
NZD	1,468	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.70%, due 06/01/11	1,210
AUD	9,312	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.89%, due 06/01/11	9,943
SGD	1,070,902	Citibank (New York) Time Deposit, 0.01%, due 06/01/11	868,287
GBP	1,318,059	Citibank (New York) Time Deposit, 0.14%, due 06/01/11	2,168,206
EUR	1,993,779	Citibank (New York) Time Deposit, 0.19%, due 06/01/11	2,869,247
SEK	7,452,241	Citibank (New York) Time Deposit, 0.54%, due 06/01/11	1,207,535
USD	577,980	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/11	577,980
USD	21,700,000	Royal Bank of Canada (Grand Cayman) Time Deposit, 0.09%, due 06/01/11	21,700,000
USD	25,000,000	Societe Generale (Grand Cayman) Time Deposit, 0.10%, due 06/01/11	25,000,000

		Total Time Deposits	81,300,259

		TOTAL SHORT-TERM INVESTMENTS (COST $81,300,259)	81,300,259

		TOTAL INVESTMENTS — 99.0% (Cost $3,148,885,577)	3,661,516,541

		Other Assets and Liabilities (net) — 1.0%	35,768,896

		TOTAL NET ASSETS — 100.0%	$3,697,285,437

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
6/17/11	State Street Bank and Trust and Company	CHF	18,845,887	$22,098,007	$621,457
6/17/11	Bank of New York Mellon	EUR	2,617,649	3,765,762	(16,730)
6/17/11	Brown Brothers Harriman & Co.	EUR	2,473,620	3,558,561	(12,233)
6/17/11	Deutsche Bank AG	EUR	2,580,380	3,712,147	(10,697)
6/17/11	Royal Bank of Scotland PLC	EUR	4,941,014	7,108,166	(4,674)
6/17/11	Bank of America, N.A.	GBP	15,129,915	24,883,787	176,954
6/17/11	Bank of New York Mellon	GBP	4,714,159	7,753,258	44,241
6/17/11	Barclays Bank PLC	GBP	14,524,664	23,888,346	207,044
6/17/11	Brown Brothers Harriman & Co.	GBP	20,846,128	34,285,098	232,322
6/17/11	JPMorgan Chase Bank, N.A.	GBP	9,222,831	15,168,556	115,503

6/17/11	Morgan Stanley Capital Services Inc.	GBP	6,646,795	10,931,815	93,059
6/17/11	Royal Bank of Scotland PLC	GBP	2,664,092	4,381,564	31,110
6/17/11	State Street Bank and Trust and Company	GBP	7,378,829	12,135,773	73,380
6/17/11	Barclays Bank PLC	HKD	114,596,892	14,735,794	(5,063)
6/17/11	Brown Brothers Harriman & Co.	HKD	152,795,856	19,647,725	(12,314)
6/17/11	JPMorgan Chase Bank, N.A.	HKD	56,620,174	7,280,679	(2,941)
6/17/11	Morgan Stanley Capital Services Inc.	HKD	114,596,892	14,735,794	(6,624)
6/17/11	State Street Bank and Trust and Company	HKD	212,847,783	27,369,686	(14,335)
6/17/11	Bank of New York Mellon	JPY	1,985,993,376	24,366,086	486,359
6/17/11	Barclays Bank PLC	JPY	423,543,931	5,196,446	104,397
6/17/11	Deutsche Bank AG	JPY	1,590,642,662	19,515,542	373,773
6/17/11	JPMorgan Chase Bank, N.A.	JPY	1,575,305,877	19,327,375	387,332
6/17/11	Morgan Stanley Capital Services Inc.	JPY	599,388,579	7,353,878	150,061
6/17/11	Bank of America, N.A.	SGD	14,891,566	12,074,128	142,549
6/17/11	Bank of New York Mellon	SGD	14,413,175	11,686,248	140,005
6/17/11	Barclays Bank PLC	SGD	28,088,454	22,774,207	296,430
6/17/11	Morgan Stanley Capital Services Inc.	SGD	14,413,175	11,686,248	149,893
6/17/11	Royal Bank of Scotland PLC	SGD	14,413,174	11,686,247	143,130
6/17/11	State Street Bank and Trust Company	SGD	14,413,175	11,686,248	140,005

				$414,793,171	$4,023,393

Sales #
6/17/11	Bank of New York Mellon	CAD	31,287,488	$32,280,634	$229,731
6/17/11	Deutsche Bank AG	CAD	38,057,437	39,265,479	241,878
6/17/11	Royal Bank of Scotland PLC	CAD	16,075,226	16,585,495	33,144
6/17/11	State Street Bank and Trust and Company	CAD	7,849,949	8,099,127	47,523
6/17/11	Bank of New York Mellon	CHF	17,908,579	20,998,953	(902,808)
6/17/11	Barclays Bank PLC	CHF	5,500,076	6,449,190	(291,815)

6/17/11	Brown Brothers Harriman & Co.	CHF	3,911,914	4,586,969	(206,571)
6/17/11	Deutsche Bank AG	CHF	10,892,767	12,772,465	(556,186)
6/17/11	JPMorgan Chase Bank, N.A.	CHF	6,504,000	7,626,355	(341,670)
6/17/11	Royal Bank of Scotland PLC	CHF	7,069,937	8,289,953	(369,777)
6/17/11	State Street Bank and Trust and Company	CHF	31,579,411	37,028,877	(1,631,902)
6/17/11	Royal Bank of Scotland PLC	EUR	3,355,000	4,826,519	85,305
6/17/11	Brown Brothers Harriman & Co.	GBP	3,556,000	5,848,463	27,258
6/17/11	Bank of New York Mellon	JPY	363,211,000	4,456,224	(57,100)
6/17/11	Barclays Bank PLC	NOK	52,149,481	9,675,261	(144,497)
6/17/11	Brown Brothers Harriman & Co.	NOK	12,219,539	2,267,083	(19,068)
6/17/11	Royal Bank of Scotland PLC	NOK	29,516,216	5,476,125	(70,046)
6/17/11	Bank of New York Mellon	SEK	48,727,046	7,889,135	(78,820)
6/17/11	Barclays Bank PLC	SEK	46,389,309	7,510,645	(132,271)
6/17/11	Brown Brothers Harriman & Co.	SEK	165,313,119	26,764,962	(266,955)
6/17/11	JPMorgan Chase Bank, N.A.	SEK	185,461,964	30,027,154	(424,631)
6/17/11	State Street Bank and Trust and Company	SEK	66,282,770	10,731,488	(101,754)

				$309,456,556	$(4,931,032)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
13	Amsterdam Exchanges Index	June 2011	$1,311,975	$2,955
73	CAC 40	June 2011	4,204,003	96,934
478	DAX	June 2011	125,766,757	5,257,435
760	FTSE 100	June 2011	74,705,394	3,995,923
7	Hang Seng	June 2011	1,060,288	37,561
4	IBEX 35	June 2011	604,731	7,908
18	MSCI Singapore	June 2011	1,075,540	16,279
141	OMXS 30	June 2011	2,642,285	(17,833)
8	S&P Toronto 60	June 2011	1,301,832	36,166
59	TOPIX	June 2011	6,093,157	78,067

			$218,765,962	$9,511,395

Sales
55	FTSE/MIB	June 2011	$8,366,460	$97,347
694	SPI 200	June 2011	87,487,173	(1,266,312)

			$95,853,633	$(1,168,965)

As of May 31, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

SDR — Swedish Depository Receipt

* Non-income producing security.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$3,157,085,529	$595,489,365	$(91,058,353)	$504,431,012
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$52,104,025	$11,712,000	$5,000,000	$12,366	$—	$58,837,510

Totals	$52,104,025	$11,712,000	$5,000,000	$12,366	$—	$58,837,510

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	91.8%
Futures Contracts	0.2%

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below.
See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the fair value of equity securities that underlie futures and derivatives) due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Australia	$—	$166,081,069	$—	$166,081,069
Austria	—	8,210,553	—	8,210,553
Belgium	—	25,623,437	—	25,623,437
Canada	126,499,947	—	—	126,499,947
Denmark	—	108,157,916	—	108,157,916
Finland	—	41,227,855	—	41,227,855
France	—	254,993,597	—	254,993,597
Germany	—	294,802,017	—	294,802,017
Greece	—	9,368,216	—	9,368,216
Hong Kong	—	116,636,722	—	116,636,722
Ireland	—	8,969,202	—	8,969,202
Israel	—	2,762,454	—	2,762,454
Italy	—	10,845,216	—	10,845,216
Japan	—	658,146,403	—	658,146,403
Netherlands	—	71,089,829	—	71,089,829
Norway	—	19,923,734	—	19,923,734
Singapore	—	110,218,126	—	110,218,126
Spain	—	28,905,322	—	28,905,322
Sweden	—	209,694,289	—	209,694,289
Switzerland	—	347,430,536	—	347,430,536
United Kingdom	—	858,893,396	—	858,893,396

TOTAL COMMON STOCKS	126,499,947	3,351,979,889	—	3,478,479,836

Preferred Stocks
Germany	—	42,600,120	—	42,600,120

TOTAL PREFERRED STOCKS	—	42,600,120	—	42,600,120

Rights and Warrants
Canada	—	49,050	—	49,050
Germany	—	249,766	—	249,766

TOTAL RIGHTS AND WARRANTS	—	298,816	—	298,816

Mutual Funds
United States	58,837,510	—	—	58,837,510

TOTAL MUTUAL FUNDS	58,837,510	—	—	58,837,510

Short-Term Investments	81,300,259	—	—	81,300,259

Total Investments	266,637,716	3,394,878,825	—	3,661,516,541

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	4,773,843	—	4,773,843
Futures Contracts
Equity risk	36,166	9,590,409	—	9,626,575

Total Derivatives	36,166	14,364,252	—	14,400,418

Total	$266,673,882	$3,409,243,077	$—	$3,675,916,959

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(5,681,482)	$—	$(5,681,482)
Futures Contracts
Equity risk	—	(1,284,145)	—	(1,284,145)

Total Derivatives	—	(6,965,627)	—	(6,965,627)

Total	$—	$(6,965,627)	$—	$(6,965,627)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Market Risk — Growth Securities — Because growth securities typically trade at higher multiples of current earnings than other securities, their market values are often more sensitive than other securities to changes in future earnings expectations.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2011, the Fund held rights and warrants as a result of corporate actions. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments at May 31, 2011

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$298,816	$—	$298,816
Unrealized appreciation on forward currency contracts	—	4,773,843	—	—	—	4,773,843
Unrealized appreciation on futures contracts*	—	—	—	9,626,575	—	9,626,575

Total	$—	$4,773,843	$—	$9,925,391	$—	$14,699,234

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(5,681,482)	$—	$—	$—	$(5,681,482)
Unrealized depreciation on futures contracts*	—	—	—	(1,284,145)	—	(1,284,145)

Total	$—	$(5,681,482)	$—	$(1,284,145)	$—	$(6,965,627)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The derivative financial instruments outstanding as of period end (as disclosed in the Schedule of Investments) serve as an indicator of the volume of derivative activity for the Fund during the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 94.2%

	Australia — 3.9%
598,239	BHP Billiton Ltd	28,488,524
2,907,948	BlueScope Steel Ltd	4,554,525
1,910,199	Charter Hall Office (REIT)	7,382,131
545,051	Commonwealth Bank of Australia	29,521,830
4,814,098	Dexus Property Group (REIT)	4,560,067
7,260,431	Goodman Group (REIT)	5,705,664
3,060,505	GPT Group (REIT)	10,214,923
8,221,532	Investa Office Fund (REIT)	5,583,020
879,555	Macquarie Atlas Roads Group *	1,686,811
6,112,780	Mirvac Group (REIT)	8,334,297
3,210,115	Pacific Brands Ltd	2,456,701
817,477	QBE Insurance Group Ltd	15,445,172
4,834,188	Stockland (REIT)	18,253,122
1,026,637	TABCORP Holdings Ltd	8,568,635
11,242,666	Telstra Corp Ltd	36,318,231
524,424	Wesfarmers Ltd	18,612,238
915,277	Westpac Banking Corp	21,676,470
132,470	Woodside Petroleum Ltd	6,605,153

	Total Australia	233,967,514

	Austria — 0.8%
30,054	Andritz AG	3,171,595
115,033	Erste Group Bank AG	5,752,882
869,353	Immofinanz AG *	3,849,284
1,167,625	Immofinanz AG (Entitlement Shares) *	—
524,912	OMV AG	21,861,953
188,844	Raiffeisen International Bank Holding	10,362,141
125,083	Voestalpine AG	6,279,233

	Total Austria	51,277,088

	Belgium — 0.8%
1,554,436	Ageas	4,308,579
63,439	Bekaert NV	6,746,479
287,344	Belgacom SA	10,037,850
115,451	Colruyt SA	6,637,276
2,419,867	Dexia SA *	8,474,070
103,283	KBC Groep NV	4,384,386
56,912	Mobistar SA	4,083,114
51,009	Umicore SA	2,820,344

	Total Belgium	47,492,098

	Canada — 3.5%
43,100	Agrium Inc	3,782,622
132,100	Bank of Montreal	8,442,620
98,600	Barrick Gold Corp	4,721,117
416,700	BCE Inc	16,773,804
228,200	Canadian Natural Resources Ltd	9,932,594
76,400	Canadian Western Bank	2,367,268
144,200	Canadian National Railway Co	11,277,322
116,400	Canadian Pacific Railway Ltd	7,376,746
1,317,800	EnCana Corp	44,912,789
162,700	IGM Financial Inc	8,398,232
44,900	Magna International Inc Class A	2,173,515
202,300	Methanex Corp	6,449,963
91,600	Metro Inc Class A	4,574,091

78,900	National Bank of Canada	6,592,305
81,500	Penn West Petroleum Ltd	2,108,056
797,321	Precision Drilling Corp *	12,352,571
329,800	Research In Motion Ltd *	14,075,688
295,900	RONA Inc	3,716,884
187,000	Suncor Energy Inc	7,807,349
643,800	Sun Life Financial Inc	20,233,999
113,700	Teck Resources Ltd Class B	5,964,013
97,045	Valeant Pharmaceuticals International Inc	5,087,388
625,900	Yellow Media Inc	2,441,969

	Total Canada	211,562,905

	Denmark — 0.8%
236,868	Danske Bank A/S *	5,002,310
10,789	Greentech Energy Systems A/S *	38,664
346,029	Novo-Nordisk A/S Class B	43,501,022

	Total Denmark	48,541,996

	Finland — 0.7%
47,611	Cargotec Oyj Class B	2,444,861
86,764	Metso Oyj	5,016,189
217,704	Neste Oil Oyj	3,779,300
1,518,643	Nokia Oyj	10,576,178
186,674	Sampo Oyj Class A	6,116,107
37,913	Stockmann Oyj ABP A Shares	1,221,819
293,423	Stora Enso Oyj Class R	3,290,505
82,652	Tieto Oyj	1,443,325
283,664	UPM—Kymmene Oyj	5,358,739
165,074	Wartsila Oyj	5,998,490

	Total Finland	45,245,513

	France — 12.2%
854,471	Alcatel-Lucent *	4,829,119
75,615	Arkema	8,309,315
527,535	BNP Paribas	41,335,137
14,541	Bongrain SA	1,344,820
65,445	Casino Guichard-Perrachon SA	6,859,707
66,891	CNP Assurances	1,361,792
191,026	Compagnie de Saint-Gobain	12,676,774
162,304	Credit Agricole SA	2,493,765
85,777	Dassault Systemes SA	7,314,120
975,219	France Telecom SA	22,336,685
3,499	Fromageries Bel	749,878
31,331	L’Oreal SA	3,952,787
217,371	Lagardere SCA	8,898,499
45,199	Legrand SA	1,914,295
86,366	LVMH Moet Hennessy Louis Vuitton SA	15,068,775
535,482	Natixis *	3,018,528
189,140	Renault SA	10,775,164
97,771	Rhodia SA	4,406,204
131,356	Safran SA	5,352,158
2,915,566	Sanofi-Aventis	231,213,957
97,080	Schneider Electric SA	16,053,936
419,838	Societe Generale	25,035,726
459,325	STMicroelectronics NV	5,146,091
197,537	Technicolor *	1,368,386
23,713	Technip SA	2,559,354
3,868,230	Total SA	223,431,230
100,885	Valeo SA *	6,418,894

117,663	Vinci SA	7,619,536
1,775,645	Vivendi SA	49,739,241
91,949	Wendel	11,192,388

	Total France	742,776,261

	Germany — 5.4%
274,563	Aareal Bank AG *	9,602,591
196,356	Aurubis AG	12,291,522
496,580	BASF AG	46,051,145
236,823	Bayerische Motoren Werke AG	21,014,469
345,351	Daimler AG (Registered)	24,493,381
197,797	Deutsche Post AG (Registered)	3,733,112
3,031,700	E.ON AG	86,219,254
231,289	Gildemeister AG *	5,355,316
462,600	Heidelberger Druckmaschinen AG *	1,952,151
987,755	Infineon Technologies AG	11,476,945
206,445	Kloeckner & Co SE	6,139,244
152,657	Lanxess AG	13,229,333
121,289	Leonische Drahtwerke AG	6,832,200
25,994	Linde AG	4,406,044
58,520	MAN SE *	8,168,853
22,029	Puma AG Rudolf Dassler Sport	6,965,631
158,808	RWE AG	9,269,063
134,414	Salzgitter AG	9,961,331
254,657	SAP AG	15,843,541
120,305	Siemens AG (Registered)	16,135,780
80,979	Software AG	4,525,788
169,232	Solarworld AG	2,293,424
29,417	Volkswagen AG	4,942,941

	Total Germany	330,903,059

	Greece — 0.7%
1,552,469	Alpha Bank A.E. *	7,079,895
439,940	EFG Eurobank Ergasias *	2,021,785
1,751,518	National Bank of Greece SA *	12,147,236
738,572	OPAP SA	13,573,607
1,911,055	Piraeus Bank SA *	2,790,503
183,049	Public Power Corp SA	2,428,461

	Total Greece	40,041,487

	Hong Kong — 1.5%
2,685,098	CLP Holdings Ltd	22,830,944
1,020,290	Esprit Holdings Ltd	3,841,499
55,000	Guoco Group	691,953
540,700	Hong Kong Ferry Co Ltd	499,978
6,582,983	Hong Kong & China Gas	15,142,601
81,900	Hong Kong Aircraft Engineering Co Ltd	1,212,749
766,000	Hutchison Whampoa Ltd	8,872,730
11,736,000	Pacific Basin Shipping Ltd	6,977,588
2,284,969	Power Assets Holdings Ltd	16,277,572
503,000	Swire Pacific Ltd	7,777,037
1,891,400	Yue Yuen Industrial Holdings	6,528,456

	Total Hong Kong	90,653,107

	Ireland — 0.8%
917,069	C&C Group Plc	4,767,083
800,941	CRH Plc	17,469,187
233,464	DCC Plc	7,209,121
547,037	Greencore Group Plc	883,734

1,492,286	Irish Life & Permanent Group Holdings Plc *	225,493
191,572	Kerry Group Plc Class A	8,217,542
276,440	Kingspan Group Plc	2,907,337
81,445	Paddy Power Plc	4,191,262
336,350	Smurfit Kappa Group Plc *	4,181,308

	Total Ireland	50,052,067

	Israel — 0.5%
1,627,479	Bezeq Israeli Telecommunication Corp Ltd	4,138,668
123,021	Discount Investment Corp (Registered)	2,186,103
344,083	Israel Chemicals Ltd	5,615,203
1,226,854	Machteshim-Agan Industries Ltd *	6,484,588
208,096	Mizrahi Tefahot Bank Ltd	2,222,210
330,942	Partner Communications Co Ltd	5,622,983
1,468	The Israel Corp Ltd	1,602,781

	Total Israel	27,872,536

	Italy — 6.9%
1,113,746	A2A SPA	1,888,228
1,067,671	CIR-Compagnie Industriali Riunite SPA	2,644,617
18,183,682	Enel SPA	125,145,265
6,928,351	ENI SPA	166,152,370
712,561	Fondiaria—Sai SPA *	5,752,393
156,570	Indesit Company SPA	1,731,385
3,657,783	Intesa San Paolo	9,524,971
212,430	Italcementi SPA-Di RISP	1,055,781
358,671	Maire Tecnimont SPA	701,625
1,264,372	Mediaset SPA	6,630,916
374,130	Mediobanca SPA	4,164,865
1,216,858	Milano Assicurazioni SPA *	1,605,808
94,800	Natuzzi SPA ADR *	345,072
523,084	Recordati SPA	5,781,600
182,832	Saipem SPA	9,679,918
1,322,025	Snam Rete Gas SPA	7,805,288
12,923,217	Telecom Italia SPA	18,332,225
18,062,724	Telecom Italia SPA-Di RISP	22,116,661
1,927,072	Terna SPA	9,415,672
8,547,658	UniCredit SPA	19,501,040

	Total Italy	419,975,700

	Japan — 22.8%
3,809	Advance Residence Investment Corp (REIT)	7,853,733
1,003,800	Aeon Co Ltd	11,589,608
405,500	Aeon Credit Service Co Ltd	5,171,650
1,865,900	Aiful Corp *	2,333,223
120,600	Alfresa Holdings Corp	4,356,116
888,729	Alps Electric Co Ltd	9,140,345
489,000	Anritsu Corp	4,006,825
185,000	Asahi Diamond Industrial Co Ltd	4,055,146
276,100	Asahi Breweries Ltd	5,396,575
756,000	Asahi Kasei Corp	4,973,998
909,700	Astellas Pharma Inc	34,691,404
1,119,000	Bank of Yokohama Ltd (The)	5,435,439
763,000	Calsonic Kansei Corp	3,621,914
123,500	Canon Inc	5,930,889
132,700	Circle K Sunkus Co Ltd	2,053,636
2,767,000	Cosmo Oil Co Ltd	8,307,665
185,400	Credit Saison Co Ltd	2,819,455
1,097,800	CSK Corp *	3,815,772

1,489	CyberAgent Inc	5,099,652
565,200	Daiei Inc *	2,014,755
216,000	Daihatsu Motor Co Ltd	3,583,336
2,343,000	Daikyo Inc *	4,002,898
776,000	Dainippon Screen Manufacturing Co Ltd	6,522,594
431,300	Daito Trust Construction Co Ltd	35,707,211
182,000	Dai Nippon Printing Co Ltd	2,087,707
1,192,000	DIC Corp	2,864,089
186,300	Don Quijote Co Ltd	6,513,879
331,000	Eisai Co Ltd	12,585,197
228,200	Electric Power Development Co Ltd	5,388,025
45,200	Fanuc Ltd	6,976,664
50,100	Fast Retailing Co Ltd	7,322,789
992,000	Fuji Electric Co Ltd	3,061,219
728,000	Fuji Heavy Industries Ltd	5,371,539
265,300	Fuji Oil Co Ltd	3,871,552
850,000	Gunze Ltd	2,904,609
61,600	Hamamatsu Photonics KK	2,515,296
986,000	Hanwa Co Ltd	4,078,548
8,729,000	Haseko Corp *	6,141,931
128,800	Hikari Tsushin Inc	2,884,159
3,982,694	Hitachi Ltd	22,618,208
496,300	Honda Motor Co Ltd	18,899,594
288,800	Hosiden Corp	2,506,773
998	INPEX Corp	7,252,134
1,683,900	Itochu Corp	17,425,540
4,148	Japan Retail Fund Investment Corp (REIT)	6,719,215
472,200	JFE Holdings Inc	11,839,834
445,300	JVC Kenwood Holdings Inc *	2,176,297
7,684,990	JX Holdings Inc	50,789,347
383,600	K’s Holdings Corp	14,512,389
2,961,993	Kajima Corp	8,282,873
1,076,200	Kao Corp	27,695,763
2,982,000	Kawasaki Kisen Kaisha Ltd	10,056,652
5,426	KDDI Corp	38,915,210
387,000	Kobe Steel Ltd	837,135
751,600	Komatsu Ltd	22,571,512
260,000	Konami Corp	5,408,110
379,000	KYB Co. Ltd.	2,596,542
214,000	Kyowa Exeo Corp	2,003,975
97,000	Lawson Inc	4,811,135
1,246,300	Leopalace21 Corp *	1,463,135
337,000	Makino Milling Machine Co Ltd	3,017,027
1,210,000	Marubeni Corp	8,481,844
2,597,000	Mazda Motor Corp *	6,588,534
228,000	Miraca Holdings Inc	8,941,521
785,000	Mitsubishi Heavy Industries Ltd	3,819,234
2,022,500	Mitsubishi Chemical Holdings Corp	14,129,339
774,000	Mitsubishi Electric Corp	8,754,811
361,000	Mitsubishi Gas Chemical Co Inc	2,726,563
191,080	Mitsubishi UFJ Lease & Finance Co Ltd	7,294,458
888,000	Mitsui Chemicals Inc	2,934,775
1,706,000	Mitsui Engineer & Shipbuilding Co Ltd	3,753,360
413,200	Mitsui & Co Ltd	7,067,834
3,306,000	Mitsui Mining & Smelting Co Ltd	10,637,096
2,018,000	Mitsui OSK Lines Ltd	10,821,010
15,177,500	Mizuho Financial Group Inc	23,819,778
139,400	Murata Manufacturing Co Ltd	8,778,238
299,700	Nabtesco Corp	6,800,211
2,110	Net One Systems Co Ltd	3,963,665

1,065,000	Nichirei Corp	4,529,492
46,100	Nintendo Co Ltd	10,718,362
562,000	Nippon Chemi-Con Corp	3,468,302
3,449,000	Nippon Light Metal Co Ltd	6,908,344
3,783,000	Nippon Steel Corp	11,301,774
930,200	Nippon Telegraph & Telephone Corp	43,772,845
538,000	Nippon Yakin Koguo Co Ltd *	1,453,519
2,211,000	Nippon Yusen Kabushiki Kaisha	8,359,705
150,000	Nipro Corp	2,895,233
1,727,900	Nissan Motor Co Ltd	17,394,811
742,000	Nisshinbo Holdings Inc	6,940,871
38,300	Nitori Holdings Co Ltd	3,340,591
131,200	Nitto Denko Corp	6,890,736
28,591	NTT Docomo Inc	53,265,912
1,061,247	Obayashi Corp	4,476,087
40,200	Okinawa Electric Power Co	1,598,052
350,000	OKUMA Corp	3,148,133
117,700	Omron Corp	3,038,218
37,400	Ono Pharmaceutical Co Ltd	1,966,747
134,750	ORIX Corp	12,918,087
721	ORIX JREIT Inc (REIT)	3,904,152
3,971,000	Osaka Gas Co Ltd	14,064,571
339,000	Pacific Metals Co Ltd	2,358,866
1,820,100	Pioneer Corp *	8,041,722
134,130	Point Inc	5,985,485
330,450	Promise Co Ltd *	2,381,243
7,270,700	Resona Holdings Inc	32,186,411
540,000	Ricoh Company Ltd	5,984,264
846,000	Round One Corp	5,384,859
135,000	Ryohin Keikaku Co Ltd	6,116,426
91,700	Saizeriya Co Ltd	1,624,324
246,700	Sankyo Co Ltd	13,114,767
1,424,900	Sapporo Hokuyo Holdings Inc	5,800,697
50,900	Sawai Pharmaceuticals Co Ltd	5,044,179
221,200	Secom Co Ltd	10,477,619
284,400	Sega Sammy Holdings Inc	5,536,467
456,000	Seino Holdings Co Ltd	3,244,882
80,200	Shimamura Co Ltd	7,563,045
978,600	Showa Shell Sekiyu KK	9,595,045
32,000	SMC Corp	5,148,858
365,800	SoftBank Corp	14,212,141
5,375,900	Sojitz Corp	10,048,718
2,540,600	Sumitomo Corp	34,016,834
79,000	Sumitomo Metal Mining Co Ltd	1,282,013
1,201,556	Sumitomo Mitsui Trust Holdings Inc	4,146,772
6,474,716	Taiheiyo Cement Co Ltd	12,234,286
3,519,000	Taisei Corp	7,892,080
284,000	Takashimaya Co Ltd	1,855,874
94,800	Takata Corp	2,762,199
1,988,500	Takeda Pharmaceutical Co Ltd	94,448,849
419,650	Takefuji Corp (a) (b)	5,148
526,000	Teijin Ltd	2,430,900
705,000	Toho Zinc Co Ltd	3,228,206
194,600	Tokai Rika Co Ltd	3,582,725
1,146,000	Tokyo Gas Co Ltd	4,877,864
717,000	Tokyo Steel Manufacturing Co	6,848,590
2,283,000	Tokyo Tatemono Co Ltd	8,262,971
421	Tokyu REIT Inc (REIT)	2,822,022
628,000	TonenGeneral Sekiyu KK	7,698,816
761,000	Toray Industries Inc	5,788,382

2,712,000	Tosoh Corp	10,870,813
898,200	Toyota Motor Corp	37,544,219
617,300	Toyota Tsusho Corp	10,143,120
655,000	Toyo Engineering Corp	2,381,870
1,155	United Urban Investment Corp (REIT)	1,318,784
1,398,400	UNY Co Ltd	12,131,647
67,090	USS Co Ltd	5,120,408
13,409	Yahoo Japan Corp	4,444,628
273,290	Yamada Denki Co Ltd	21,397,709
146,100	Yamato Kogyo Co Ltd	4,763,711
410,000	Yokohama Rubber Co Ltd	2,207,499
722,000	Zeon Corp	6,327,543

	Total Japan	1,387,802,757

	Malta — 0.0%
15,984,486	BGP Holdings Plc *	—

	Netherlands — 1.5%
176,239	Aalberts Industries NV	4,187,853
126,390	ASML Holding NV	4,929,350
253,026	CSM	8,837,718
5,499,664	ING Groep NV *	66,674,269
1,172,460	Koninklijke BAM Groep NV	7,983,730

	Total Netherlands	92,612,920

	New Zealand — 0.4%
1,372,036	Fletcher Building Ltd	10,121,541
522,555	Sky City Entertainment Group Ltd	1,582,881
7,405,827	Telecom Corp of New Zealand	14,779,765

	Total New Zealand	26,484,187

	Norway — 0.3%
304,118	DnB NOR ASA	4,588,169
115,680	Frontline Ltd	2,115,501
1,547,307	Golden Ocean Group Ltd	1,624,176
157,447	TGS Nopec Geophysical Co ASA	4,467,486
35,861	Yara International ASA	2,162,242

	Total Norway	14,957,574

	Portugal — 0.0%
121,498	Jeronimo Martins SGPS SA	2,278,205

	Singapore — 2.2%
4,254,000	CapitaCommercial Trust (REIT)	5,071,812
2,912,000	Cosco Corp	4,653,109
4,152,000	Ezra Holdings Ltd	5,387,743
793,000	Fraser & Neave Ltd	3,949,073
28,278,000	Golden Agri-Resources Ltd	15,826,096
2,750,000	Ho Bee Investment Ltd	3,234,331
4,037,000	Jaya Holdings Ltd *	2,013,250
632,500	Keppel Corp Ltd	5,910,059
2,619,000	Midas Holdings Ltd	1,422,934
500	Neptune Orient Lines Ltd	742
127	Noble Group Ltd	217
838,000	Oversea-Chinese Banking Corp Ltd	6,454,926
2,534,100	Sembcorp Industries Ltd	10,397,542
2,241,000	SembCorp Marine Ltd	9,723,262
1,161,000	Singapore Exchange Ltd	7,081,344
3,151,000	Singapore Press Holdings Ltd	9,862,905

2,202,000	Singapore Technologies Engineering Ltd	5,303,893
8,588,000	Singapore Telecommunications	22,354,828
5,631,000	Suntec Real Estate Investment Trust (REIT)	6,893,401
3,519,000	Swiber Holdings Ltd *	2,168,921
552,000	Venture Corp Ltd	3,978,643
2,723,000	Yangzijiang Shipbuilding Holdings Ltd	3,533,665

	Total Singapore	135,222,696

	Spain — 3.5%
946,106	Banco Bilbao Vizcaya Argentaria SA	11,107,854
2,918,460	Banco Popular Espanol SA	17,017,460
4,385,750	Banco Santander SA	52,269,753
705,874	Gas Natural SDG SA	13,434,887
1,938,554	Iberdrola SA	17,199,032
141,766	Inditex SA	12,919,421
1,304,207	Repsol YPF SA	44,563,055
1,740,218	Telefonica SA	42,318,930

	Total Spain	210,830,392

	Sweden — 1.9%
92,810	Alfa Laval AB	2,044,585
317,340	Atlas Copco AB	7,489,849
530,978	Atlas Copco AB Class A (Redemption Shares) *	428,468
530,978	Atlas Copco AB Class A	14,004,968
438,796	Hennes & Mauritz AB Class B	16,332,406
152,798	Investor AB B Shares	3,668,193
374,077	NCC Class B	9,113,924
196,789	Sandvik AB	3,742,664
1,228,774	Skandinaviska Enskilda Banken AB Class A	11,036,307
138,119	SKF AB Class B	4,133,605
154,970	Svenska Handelsbanken AB Class A	5,218,260
1,332,677	Swedbank AB Class A	24,821,800
171,491	Trelleborg AB Class B	1,997,854
589,264	Volvo AB Class B	10,679,618

	Total Sweden	114,712,501

	Switzerland — 4.0%
248,725	Compagnie Financiere Richemont SA Class A	16,256,601
903,806	Nestle SA (Registered)	58,107,092
1,894,304	Novartis AG (Registered)	122,222,140
164,332	Roche Holding AG (Non Voting)	28,934,267
17,366	Swisscom AG (Registered)	8,001,225
20,143	Syngenta AG (Registered) *	6,962,663

	Total Switzerland	240,483,988

	United Kingdom — 19.1%
880,647	3i Group Plc	4,184,885
783,918	Amlin Plc	5,492,254
708,673	Ashtead Group Plc	2,134,336
3,367,673	AstraZeneca Plc	175,795,609
9,697,419	Barclays Plc	44,321,089
1,016,756	Barratt Developments Plc *	1,903,182
1,314,778	BG Group Plc	30,528,004
297,675	BHP Billiton Plc	11,804,866
4,336,903	BP Plc	33,394,816
279,460	British American Tobacco Plc	12,539,827
13,918,763	BT Group Plc	46,064,784
885,722	Burberry Group Plc	19,281,867
178,300	Cape Plc *	1,551,789

764,134	Catlin Group Ltd	5,255,279
10	Centrica Plc	52
92,893	Charter International Plc	1,194,483
2,346,494	Cobham Plc	8,768,985
187,920	Cookson Group Plc	2,131,027
495,051	Daily Mail & General Trust Plc	3,702,251
1,810,353	Debenhams Plc *	2,233,422
10,488,127	Dixons Retail Plc *	3,399,076
1,811,348	Drax Group Plc	13,886,540
279,263	FirstGroup Plc	1,557,166
1,352,906	Game Group Plc	1,048,356
10,039,125	GlaxoSmithKline Plc	218,261,037
3,252,252	Home Retail Group Plc	11,536,808
451,492	HSBC Holdings Plc	4,718,917
1,398,037	Inchcape Plc	9,071,039
814,646	Intermediate Capital Group Plc	4,629,091
2,538,714	ITV Plc *	2,974,650
197,365	Jardine Lloyd Thompson Group Plc	2,266,374
180,870	JD Wetherspoon Plc	1,327,943
1,779,615	Kesa Electricals Plc	4,383,281
446,556	Lancashire Holdings Ltd	4,757,251
2,871,734	Legal & General Group Plc	5,544,736
19,243,190	Lloyds Banking Group Plc *	16,489,367
749,685	Melrose Plc	4,227,408
343,619	Michael Page International Plc	3,024,000
298,058	Micro Focus International Plc	1,841,692
171,221	Mitchells & Butlers Plc *	898,708
591,268	National Express Group Plc	2,485,896
258,698	Next Plc	9,687,682
95,590	Petrofac Ltd	2,530,205
344,054	Prudential Plc	4,186,083
2,198,990	Punch Taverns Plc *	2,575,578
103,497	Reckitt Benckiser Group Plc	5,862,178
628,095	Rio Tinto Plc	43,767,108
2,777,066	Royal Dutch Shell Plc A Shares (London)	100,414,142
2,073,186	Royal Dutch Shell Plc B Shares (London)	74,831,602
14,536,908	Royal Bank of Scotland Group Plc *	10,226,916
1,274,767	Sage Group Plc (The)	6,095,590
757,186	Scottish & Southern Energy Plc	17,186,023
866,042	Smith & Nephew Plc	9,639,166
70,610	Spirax-Sarco Engineering Plc	2,318,359
618,520	Standard Chartered Plc	16,606,311
5,350,242	Taylor Wimpey Plc *	3,253,538
321,698	Travis Perkins Plc	5,705,179
548,239	United Utilities Group Plc	5,617,950
25,912,498	Vodafone Group Plc	72,052,106
247,813	Weir Group Plc (The)	8,153,659
2,932,616	William Hill Plc	10,335,329
262,643	Wolseley Plc	8,922,315
588,892	Xstrata Plc	13,887,469

	Total United Kingdom	1,164,466,631

	TOTAL COMMON STOCKS (COST $5,451,015,466)	5,730,213,182

	PREFERRED STOCKS — 1.0%

	Germany — 1.0%
418,573	Porsche Automobil Holding SE 1.04%	29,198,728
217,990	ProSiebenSat.1 Media AG 6.33%	5,662,083
9,049	Villeroy & Boch AG 2.66%	96,639

139,347	Volkswagen AG 1.82%	24,829,659

	Total Germany	59,787,109

	TOTAL PREFERRED STOCKS (COST $42,718,591)	59,787,109

	RIGHTS AND WARRANTS — 0.0%

	Austria — 0.0%
524,912	OMV AG Rights, Expires 06/06/11*	—

	Germany — 0.0%
206,445	Kloeckner & Co SE Rights, Expires 06/09/11*	665,493

	Italy — 0.0%
3,657,783	Intesa Sanpaolo Rights, Expires 06/10/11*	646,935

	Spain — 0.0%
705,874	Gas Natural SDG SA Rights, Expires 06/14/11*	484,548

	TOTAL RIGHTS AND WARRANTS (COST $1,580,475)	1,796,976

	MUTUAL FUNDS — 1.0%

	United States — 1.0%

	Affiliated Issuers
2,352,558	GMO U.S. Treasury Fund	58,837,485

	TOTAL MUTUAL FUNDS (COST $58,816,000)	58,837,485

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 2.2%

		Time Deposits — 2.2%
USD	25,000,000	BNP Paribas (Grand Cayman) Time Deposit, 0.08%, due 06/01/11	25,000,000
USD	25,000,000	Branch Banking & Trust (Grand Cayman) Time Deposit, 0.05%, due 06/01/11	25,000,000
AUD	137,906	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.89%, due 06/01/11	147,249
CHF	518,650	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	608,102
DKK	1,621,103	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.10%, due 06/01/11	312,945
HKD	6,774,626	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	871,071
JPY	131,645,360	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	1,615,082
NOK	2,970,673	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.40%, due 06/01/11	551,693
NZD	13,047	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.70%, due 06/01/11	10,759
CAD	92,092	Citibank (New York) Time Deposit, 0.23%, due 06/01/11	95,053
EUR	11,936,106	Citibank (New York) Time Deposit, 0.19%, due 06/01/11	17,177,251
GBP	953,444	Citibank (New York) Time Deposit, 0.14%, due 06/01/11	1,568,415
SEK	1,642,710	Citibank (New York) Time Deposit, 0.54%, due 06/01/11	266,179
SGD	1,808,378	Citibank (New York) Time Deposit, 0.01%, due 06/01/11	1,466,233
USD	384,835	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/11	384,835
USD	25,000,000	HSBC Bank USA (Grand Cayman) Time Deposit, 0.08%, due 06/01/11	25,000,000
USD	25,000,000	Royal Bank of Canada (Grand Cayman) Time Deposit, 0.09%, due 06/01/11	25,000,000
USD	12,500,000	Societe Generale (Grand Cayman) Time Deposit, 0.10%, due 06/01/11	12,500,000

		Total Time Deposits	137,574,867

		TOTAL SHORT-TERM INVESTMENTS (COST $137,574,867)	137,574,867

TOTAL INVESTMENTS — 98.4% (Cost $5,691,705,399)	5,988,209,619

Other Assets and Liabilities (net) — 1.6%	95,349,747

TOTAL NET ASSETS — 100.0%	$6,083,559,366

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement			Units of		Appreciation
Date	Counterparty	Deliver/Receive	Currency	Value	(Depreciation)
Buys †
6/17/11	Bank of New York Mellon	AUD	6,983,767	$7,441,747	$141,266
6/17/11	State Street Bank and Trust and Company	AUD	1,616,000	1,721,974	32,898
6/17/11	Brown Brothers Harriman & Co.	AUD	38,869,432	41,418,403	790,907
6/17/11	Morgan Stanley Capital Services Inc.	AUD	14,405,820	15,350,522	342,121
6/17/11	State Street Bank and Trust and Company	CHF	14,462,932	16,958,711	476,926
6/17/11	Deutsche Bank AG	CHF	7,231,466	8,479,356	160,633
6/17/11	Royal Bank of Scotland PLC	EUR	23,800,115	34,238,956	(13,516)
6/17/11	Morgan Stanley Capital Services Inc.	GBP	4,759,526	7,827,872	66,636

6/17/11	State Street Bank and Trust and Company	GBP	6,426,763	10,569,934	63,912
6/17/11	Brown Brothers Harriman & Co.	GBP	5,929,000	9,751,276	66,076
6/17/11	Barclays Bank PLC	HKD	186,164,043	23,938,476	(8,225)
6/17/11	State Street Bank and Trust and Company	HKD	372,328,086	47,876,951	(25,076)
6/17/11	Brown Brothers Harriman & Co.	HKD	331,552,057	42,633,640	(26,720)
6/17/11	JPMorgan Chase Bank, N.A.	HKD	281,816,156	36,238,196	(39,263)
6/17/11	Morgan Stanley Capital Services Inc.	HKD	186,164,043	23,938,476	(10,760)
6/17/11	JPMorgan Chase Bank, N.A.	SGD	49,032,796	39,755,945	497,108
6/17/11	Bank of New York Mellon	SGD	26,756,398	21,694,171	259,902
6/17/11	State Street Bank and Trust Company	SGD	26,756,398	21,694,172	259,903
6/17/11	Brown Brothers Harriman & Co.	SGD	24,884,699	20,176,592	234,533
6/17/11	Barclays Bank PLC	SGD	25,820,548	20,935,381	272,496
6/17/11	Royal Bank of Scotland PLC	SGD	13,378,199	10,847,086	132,852
6/17/11	Morgan Stanley Capital Services Inc.	SGD	26,756,398	21,694,172	278,259

				$485,182,009	$3,952,868

Sales #
6/17/11	Brown Brothers Harriman & Co.	AUD	12,268,000	$13,072,508	$(288,394)
6/17/11	Morgan Stanley Capital Services Inc.	CAD	38,281,099	39,496,240	79,541
6/17/11	JPMorgan Chase Bank, N.A.	CAD	21,501,595	22,184,111	71,826
6/17/11	Barclays Bank PLC	CAD	23,391,692	24,134,205	71,025
6/17/11	State Street Bank and Trust and Company	CAD	3,360,670	3,467,346	20,345
6/17/11	Brown Brothers Harriman & Co.	CAD	15,536,777	16,029,955	87,201
6/17/11	Royal Bank of Scotland PLC	EUR	31,995,857	46,029,389	1,440,528
6/17/11	Royal Bank of Scotland PLC	JPY	1,281,861,141	15,727,112	(295,495)
6/17/11	Barclays Bank PLC	JPY	1,835,093,307	22,514,699	(452,322)
6/17/11	State Street Bank and Trust and Company	JPY	1,627,741,006	19,970,700	(408,034)

6/17/11	Brown Brothers Harriman & Co.	JPY	1,979,239,841	24,283,228	(487,995)
6/17/11	Deutsche Bank AG	JPY	1,868,141,473	22,920,165	(842,029)
6/17/11	JPMorgan Chase Bank, N.A.	JPY	3,847,381,314	47,203,393	(1,510,958)

				$317,033,051	$(2,514,761)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
525	DAX	June 2011	$138,132,944	$7,811,641
1,285	FTSE/MIB	June 2011	195,470,922	112,409
155	TOPIX	June 2011	16,007,447	(930,659)
240	CAC 40	June 2011	13,821,379	318,593
623	MSCI Singapore	June 2011	37,225,633	563,420

			$400,658,325	$7,875,404

Sales
686	S&P Toronto 60	June 2011	$111,632,100	$(512,444)
1,179	SPI 200	June 2011	148,627,344	(3,087,155)

			$260,259,444	$(3,599,599)

As of May 31, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Bankrupt issuer.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar

SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 5,800,713,266	$653,871,271	$(466,374,918)	$187,496,353
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$30,133,000	$28,683,000	$—	$11,438	$—	$58,837,485

Totals	$30,133,000	$28,683,000	$—	$11,438	$—	$58,837,485

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented less than 0.1% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	91.7%
Futures Contracts	0.1%

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below.
See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the fair value of equity securities that underlie futures and derivatives) due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs
Description	(Level 1)	(Level 2)		(Level 3)	Total
Common Stocks
Australia	$—	$233,967,514		$—	$233,967,514
Austria	—	51,277,088		—	51,277,088
Belgium	—	47,492,098		—	47,492,098
Canada	211,562,905	—		—	211,562,905
Denmark	—	48,541,996		—	48,541,996
Finland	—	45,245,513		—	45,245,513
France	—	742,776,261		—	742,776,261
Germany	—	330,903,059		—	330,903,059
Greece	—	40,041,487		—	40,041,487
Hong Kong	—	90,653,107		—	90,653,107
Ireland	—	50,052,067		—	50,052,067
Israel	—	27,872,536		—	27,872,536
Italy	345,072	419,630,628		—	419,975,700
Japan	—	1,387,797,609		5,148	1,387,802,757
Malta	—	0	*	—	0
Netherlands	—	92,612,920		—	92,612,920
New Zealand	—	26,484,187		—	26,484,187
Norway	—	14,957,574		—	14,957,574
Portugal	—	2,278,205		—	2,278,205
Singapore	—	135,222,696		—	135,222,696
Spain	—	210,830,392		—	210,830,392
Sweden	—	114,712,501		—	114,712,501
Switzerland	—	240,483,988		—	240,483,988
United Kingdom	—	1,164,466,631		—	1,164,466,631

TOTAL COMMON STOCKS	211,907,977	5,518,300,057		5,148	5,730,213,182

Preferred Stocks
Germany	—	59,787,109		—	59,787,109

TOTAL PREFERRED STOCKS	—	59,787,109		—	59,787,109

Rights and Warrants
Austria	—	0	*	—	0
Germany	—	665,493		—	665,493
Italy	—	646,935		—	646,935
Spain	—	484,548		—	484,548

TOTAL RIGHTS AND WARRANTS	—	1,796,976		—	1,796,976

Mutual Funds
United States
Affiliated Issuers	58,837,485	—		—	58,837,485

TOTAL MUTUAL FUNDS	58,837,485	—		—	58,837,485

Short-Term Investments
Time Deposits	137,574,867	—		—	137,574,867

Total Short-Term Investments	137,574,867	—		—	137,574,867

Total Investments	408,320,329	5,579,884,142		5,148	5,988,209,619

Derivatives**
Forward Currency Contracts

Foreign currency risk	$—	$5,846,894	$—	$5,846,894
Futures Contracts
Equity risk	—	8,806,063	—	8,806,063

Total Derivatives	—	14,652,957	—	14,652,957

Total	$408,320,329	$5,594,537,099	$5,148	$6,002,862,576

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives**
Forward Currency Contracts
Foreign currency risk	$—	$(4,408,787)	$—	$(4,408,787)
Futures Contracts
Equity risk	(512,444)	(4,017,814)		(4,530,258)

Total Derivatives	(512,444)	(8,426,601)	—	(8,939,045)

Total	$(512,444)	$(8,426,601)	$—	$(8,939,045)

*	Represents the interest in securities that have no value at May 31, 2011.

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

**  Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes . The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.0% of total net assets.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
					Change in				(Depreciation)
	Balances as	Net	Accrued	Total	Unrealized			Balances as	from Investments
	of February	Purchases/	Discounts/	Realized	Appreciation	Transfer	Transfer out	of May 31,	Still Held as
	28, 2011	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	into Level 3*	of Level 3*	2011	May 31, 2011
Common Stocks
Japan	$5,130	$—	$—	$—	$18	$—	$—	$5,148	$18

Total	$5,130	$—	$—	$—	$18	$—	$—	$5,148	$18

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.
The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2011, the Fund held rights and warrants received as a result of corporate actions. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Value of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$1,796,976	$—	$1,796,976
Unrealized appreciation on forward currency contracts	—	5,846,894	—	—	—	5,846,894
Unrealized appreciation on futures contracts*	—	—	—	8,806,063	—	8,806,063

Total	$—	$5,846,894	$—	$10,603,039	$—	$16,449,933

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(4,408,787)	$—	$—	$—	$(4,408,787)
Unrealized depreciation on futures contracts*	—	—	—	(4,530,258)	—	(4,530,258)

Total	$—	$(4,408,787)	$—	$(4,530,258)	$—	$(8,939,045)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts and rights and warrants) outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Forward
	Currency	Futures	Rights/
	Contracts	Contracts	Warrants
Average amount outstanding	$722,065,294	$690,180,806	$1,333,043

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares / Par Value
($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,635,215	GMO Emerging Markets Fund, Class VI	24,986,091
1,645,352	GMO Flexible Equities Fund, Class VI	30,356,737
15,592,021	GMO International Growth Equity Fund, Class IV	389,488,681
16,297,409	GMO International Intrinsic Value Fund, Class IV	384,944,792

	TOTAL MUTUAL FUNDS (COST $819,105,430)	829,776,301

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%

23,856	State Street Eurodollar Time Deposit, 0.01%, due 06/01/11	23,856

	TOTAL SHORT-TERM INVESTMENTS (COST $23,856)	23,856

	TOTAL INVESTMENTS — 100.0% (Cost $819,129,286)	829,800,157

	Other Assets and Liabilities (net) — (0.0%)	(54,077)

	TOTAL NET ASSETS — 100.0%	$829,746,080

As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$937,283,887	$35,474,348	$(142,958,078)	$(107,483,730)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Emerging Markets Fund, Class VI	$22,727,461	$850,000	$—	$—	$—	$24,986,091

GMO Flexible Equities Fund, Class VI	11,463,067	19,609,201	—	—	—	30,356,737

GMO International Growth Equity Fund, Class IV	381,363,744	4,883,829	13,725,515	—	—	389,488,681

GMO International Intrinsic Value Fund, Class IV	380,486,131	9,268,360	9,951,243	—	—	384,944,792

Totals	$796,040,403	$34,611,390	$23,676,758	$—	$—	$829,776,301

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 0.1% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	91.1%
Futures Contracts	0.1%
Swap Agreements	0.0%^

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below or in the disclosures in the underlying funds.

^	Rounds to 0.0%.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mutual Funds	$829,776,301	$—	$—	$829,776,301
Short-Term Investments	23,856	—	—	23,856

Total Investments	829,800,157	—	—	829,800,157

Total	$829,800,157	$—	$—	$829,800,157

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes . The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 0.1% of total net assets.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Market Risk — Fixed Income Securities (risk that the value of fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Derivative financial instruments
At May 31, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 94.0%

	Australia — 3.2%
935,264	Australian Infrastructure Fund	1,826,600
243,256	Boart Longyear Group	1,118,463
155,063	Challenger Ltd	794,635
775,397	Charter Hall Office (REIT)	2,996,590
504,485	Commonwealth Property Office Fund (REIT)	493,479
17,836	Flight Centre Ltd	421,201
172,932	Iluka Resources Ltd	2,901,434
2,266,735	Investa Office Fund (REIT)	1,539,278
636,905	Macquarie CountryWide Trust	2,275,587
686,963	Pacific Brands Ltd	525,733
998,258	PaperlinX Ltd *	181,380

	Total Australia	15,074,380

	Austria — 0.9%
18,794	Andritz AG	1,983,329
14,299	Flughafen Wien AG	832,966
1,761,602	Immofinanz AG (Entitlement Shares) *	—
9,503	Schoeller-Bleckmann Oilfield Equipment AG	916,198
14,186	Zumtobel AG	445,428

	Total Austria	4,177,921

	Belgium — 0.8%
25,117	Euronav SA	365,498
10,139	GIMV NV	670,882
20,512	Omega Pharma SA	1,067,967
14,110	SA D’Ieteren NV	949,286
15,922	Tessenderlo Chemie	700,807

	Total Belgium	3,754,440

	Brazil — 0.1%
12,600	Eternit SA	77,464
26,400	Fertilizantes Heringer SA *	158,124
20,600	Grendene SA	114,898

	Total Brazil	350,486

	Canada — 2.8%
39,657	ACE Aviation Holdings Inc Class A *	478,905
68,500	AltaGas Ltd	1,767,559
80,900	Colossus Minerals Inc *	676,359
27,600	Davis & Henderson Income Corp	572,027
30,700	Dorel Industries Inc Class B	922,093
77,700	Dundee Corp Class A *	1,964,855
28,100	Linamar Corp	619,514
18,371	Quebecor Inc Class B	637,491
119,900	RONA Inc	1,506,098
50,950	Torstar Corp Class B	672,602
103,025	Transcontinental Inc	1,557,843
157,600	Trinidad Drilling Ltd	1,781,204

	Total Canada	13,156,550

	Chile — 0.1%
5,288,290	Madeco SA *	285,546

	China — 0.1%
298,400	Jiangsu Future Land Co Ltd Class B	245,050
64,800	Luthai Textile Co Ltd Class B	63,700
111,600	Shanghai Mechanical and Electrical Industry Co Ltd Class B	131,203

	Total China	439,953

	Czech Republic — 0.0%
4,200	Pegas Nonwovens SA	110,897

	Denmark — 0.2%
24,315	D/S Norden A/S	869,576

	Egypt — 0.1%
8,402	Alexandria Mineral Oils Co	95,516
207,402	Arab Cotton Ginning	130,069
123,378	Naeem Holding	46,976

	Total Egypt	272,561

	Finland — 1.2%
56,421	Amer Sports Oyj Class A	901,985
23,662	Cargotec Oyj Class B	1,215,062
14,947	Konecranes Oyj	618,487
205,596	M-real Oyj B shares *	919,082
17,857	Outotec Oyj	1,042,330
154,933	Sponda Oyj	914,408

	Total Finland	5,611,354

	France — 7.1%
95,815	Arkema	10,529,088
12,110	Bureau Veritas SA	1,018,037
70,577	Derichebourg SA *	619,666
63,125	Faurecia	2,702,043
6,086	Fonciere des Regions (REIT)	643,439
22,534	Groupe Steria SCA	682,123
8,468	IMS International Metal Service *	219,736
19,257	Ingenico SA	894,951
42,691	Lagardere SCA	1,747,638
121,152	PagesJaunes Groupe	1,250,845
34,158	Peugeot SA *	1,451,986
40,787	Plastic Omnium SA	1,322,640
31,477	Rallye SA	1,542,341
9,859	Seb SA	1,048,439
91,950	Valeo SA *	5,850,397
19,654	Zodiac Aerospace	1,583,981

	Total France	33,107,350

	Germany — 7.0%
85,618	Aareal Bank AG *	2,994,411
31,936	Aixtron AG	1,274,346
31,001	Aurubis AG	1,940,605
5,547	Axel Springer AG	830,608
44,722	Balda AG *	632,401
17,503	Bechtle AG	782,915
23,737	Bertrandt AG	1,920,296
28,338	Bilfinger & Berger AG *	2,796,079
62,452	Deutsche Lufthansa AG (Registered)	1,363,540
89,411	Drillisch AG	1,031,249
123,750	Gagfah SA	964,653

22,838	Gerresheimer AG	1,083,137
5,510	Gerry Weber International AG	361,492
77,480	Gildemeister AG *	1,793,989
42,114	Heidelberger Druckmaschinen AG *	177,719
86,325	Infineon Technologies AG	1,003,029
47,742	Kloeckner & Co SE	1,419,748
42,302	Lanxess AG	3,665,913
71,156	Leonische Drahtwerke AG	4,008,212
7,547	Pfeiffer Vacuum Technology AG	930,065
11,016	Software AG	615,667
14,564	Suedzucker AG	459,405
3,040	Vossloh AG	420,581

	Total Germany	32,470,060

	Greece — 0.6%
143,182	Alapis Holding Industrial and Commercial SA	146,832
201,715	Intralot SA	476,982
80,078	Jumbo SA	612,685
487,307	Marfin Investment Group SA *	393,916
73,847	Motor Oil (Hellas) Corinth Refineries SA	958,178

	Total Greece	2,588,593

	Hong Kong — 2.2%
757,000	Dah Chong Hong Holdings Ltd	800,677
1,756,000	First Pacific Co	1,514,404
791,000	Galaxy Entertainment Group Ltd *	1,802,349
486,400	HKR International Ltd	302,959
846,000	Kowloon Development Co Ltd	1,186,244
3,182,000	Singmas Container Holdings Ltd	1,412,840
1,290,000	Texwinca Holdings Ltd	1,425,335
1,058,000	Xinyi Glass Holdings Ltd	1,079,974
226,000	Yue Yuen Industrial Holdings	780,073

	Total Hong Kong	10,304,855

	India — 0.3%
147,785	3i Infotech Ltd	153,686
76,659	Geodesic Ltd	138,969
32,400	Gitanjali Gems Ltd	203,225
15,400	Gujarat State Fertilisers & Chemicals Ltd	119,026
96,589	ICSA India Ltd	249,615
26,618	JBF Industries Ltd	99,391
15,503	SRF Ltd	107,150
48,100	Syndicate Bank	125,095

	Total India	1,196,157

	Indonesia — 0.1%
37,964,500	Bakrie & Brothers Tbk PT *	347,021
3,795,500	Bakrie Sumatera Plantations Tbk PT	197,936

	Total Indonesia	544,957

	Ireland — 2.1%
1,580,538	Allied Irish Banks Plc *	431,655
160,091	DCC Plc	4,943,440
424,590	Fyffes Plc	263,384
174,251	Glanbia Plc	1,231,570
718,499	Irish Life & Permanent Group Holdings Plc *	108,569
177,321	Smurfit Kappa Group Plc *	2,204,352

700,596	Total Produce Ltd	423,681

	Total Ireland	9,606,651

	Italy — 2.5%
62,050	Autostrada Torino-Milano SPA	1,004,725
145,286	Benetton Group SPA	1,161,380
100,725	Cementir SPA	291,671
14,328	Danieli & Co SPA	403,046
136,278	Danieli & Co SPA-RSP	2,079,702
24,661	De’Longhi SPA	317,945
141,498	Italcementi SPA-Di RISP	703,247
11,495	Italmobiliare SPA *	440,751
21,001	Italmobiliare SPA-RSP *	520,936
294,393	Milano Assicurazioni SPA *	388,491
265,623	Recordati SPA	2,935,907
11,013	Tod’s SPA	1,421,985

	Total Italy	11,669,786

	Japan — 26.3%
52,900	ADEKA Corp	506,740
2,252	Advance Residence Investment Corp (REIT)	4,643,373
139,000	Aichi Steel Corp	896,842
38,000	Alpen Co Ltd	620,379
272,600	Alps Electric Co Ltd	2,803,620
132,000	Anritsu Corp	1,081,597
92,700	AOC Holdings Inc	561,175
97,900	Aoyama Trading Co Ltd	1,577,849
120,800	Arnest One Corp	1,134,881
55,000	Asahi Diamond Industrial Co Ltd	1,205,584
20,800	Autobacs Seven Co Ltd	818,965
340,000	Calsonic Kansei Corp	1,613,959
90,600	Century Tokyo Leasing Corp	1,545,197
19,400	Chiba Kogyo Bank Ltd (The) *	97,999
411	CyberAgent Inc	1,407,627
180,550	Daiei Inc *	643,602
70,100	Daiichikosho Co Ltd	1,143,415
144,000	Dainippon Screen Manufacturing Co Ltd	1,210,378
475	Daiwa Office Investment Corp (REIT)	1,684,038
142,600	DCM Holdings Co Ltd	904,050
700,000	DIC Corp	1,681,931
92	Dr Ci:Labo Co Ltd	391,862
172,000	Edion Corp	1,466,310
32,600	Exedy Corp	1,085,059
148,000	Fujitsu General Ltd	889,569
54,800	Fuji Oil Co Ltd	799,702
43,200	Fuji Soft Inc	610,938
213,800	Futaba Industrial Co Ltd	1,319,691
55,000	Fuyo General Lease Co Ltd	1,746,687
402,000	Godo Steel	989,846
11,060	Gulliver International Co Ltd	427,424
323,000	Gunze Ltd	1,103,751
492,000	Hanwa Co Ltd	2,035,138
73,700	IT Holdings Corp	636,417
80,300	Itochu Enex Co Ltd	406,146
210,000	JACCS Co Ltd	540,350
311	Japan Excellent Inc (REIT)	1,739,112
369,000	JFE Shoji Holdings Inc	1,587,974
174,000	J—Oil Mills Inc	531,699
97,100	K’s Holdings Corp	3,673,496

25,900	Kaga Electronics Co Ltd	286,499
164	Kakaku.com Inc	1,032,833
163,000	Kaken Pharmaceutical Co Ltd	2,300,459
45,500	Keihin Corp	935,511
433	Kenedix Realty Investment Corp (REIT)	1,780,890
81,500	Kohnan Shoji Co Ltd	1,338,265
70,500	Kojima Co Ltd	374,749
144,000	Krosaki Harima Corp	596,847
289,000	Kurabo Industries Ltd	530,717
119,000	KYB Co Ltd	815,273
39,800	Kyoei Steel Ltd	648,621
61,000	Kyorin Co Ltd	1,150,077
32,000	Kyudenko Corp	180,701
28,600	Mandom Corp	736,126
24,800	Melco Holdings Inc	654,583
419,000	Mitsubishi Steel Manufacturing Co Ltd	1,327,054
238,000	Mitsui Mining & Smelting Co Ltd	765,768
247	Mori Hills REIT Investment Corp (REIT)	855,354
330,000	Morinaga Milk Industry Co Ltd	1,419,804
185,000	Nachi-Fujikoshi Corp	998,836
150,000	Nakayama Steel Works Ltd *	199,943
227,000	Nichias Corp	1,246,668
505,000	Nichirei Corp	2,147,787
93,300	Nihon Kohden Corp	2,182,002
163,000	Nippon Chemi-Con Corp	1,005,931
865,000	Nippon Coke & Engineering Co Ltd	1,444,078
73,000	Nippon Corp	513,685
71,000	Nippon Shokubai Co Ltd	894,340
71,000	Nippon Synthetic Chemical Industry Co Ltd	501,895
65,700	Nippon System Development Co Ltd	583,192
137,000	Nippon Flour Mills Co Ltd	627,529
1,683,000	Nippon Light Metal Co Ltd	3,371,048
68,400	Nipro Corp	1,320,226
125,000	Nissan Shatai Co Ltd	916,963
185,000	Nisshin Oillio Group Ltd (The)	859,145
156,000	NS United Kaiun Kaisha Ltd	309,980
19,500	Okinawa Electric Power Co	775,174
1,057,000	Orient Corp *	1,243,841
456	ORIX JREIT Inc (REIT)	2,469,200
24,800	Osaka Steel Co Ltd	483,568
26,100	OSAKA Titanium Technologies Co	2,029,424
31,100	PLENUS Co Ltd	485,640
252	Premier Investment Corp (REIT)	1,203,109
487,000	Press Kogyo Co Ltd	2,133,979
45,200	QP Corp	548,413
176,100	Round One Corp	1,120,891
404,000	Ryobi Ltd	1,546,639
12,000	Ryosan Co	253,894
184,000	Sankyu Inc	789,748
40,700	Sanrio Co Ltd	1,561,253
105,000	Seino Holdings Co Ltd	747,177
143,000	Showa Corp *	956,443
216,000	Taihei Kogyo Co Ltd	854,499
26,100	Takata Corp	760,479
133,000	TOA Corp	216,452
21,900	Toho Titanium Co Ltd	671,454
125,000	Toho Zinc Co Ltd	572,377
346	Tokyu REIT Inc (REIT)	2,319,287
442,000	Topy Industries Ltd	1,125,449
248	Top REIT Inc (REIT)	1,473,904

621,000	Toyo Tire & Rubber Co Ltd	1,412,067
585	T—Gaia Corp	1,083,165
77,000	Uchida Yoko Co Ltd	224,058
213,000	Uniden Corp	807,863
65,500	Unipres Corp	1,496,537
1,555	United Urban Investment Corp (REIT)	1,775,506
190,000	Yokohama Rubber Co Ltd	1,022,988
134,000	Zeon Corp	1,174,364

	Total Japan	121,956,593

	Malaysia — 0.1%
338,800	DRB-Hicom Berhad	252,171
172,900	Lion Industries Corp Berhad	90,769
679,700	Scomi Group Berhad *	65,482
606,500	Zelan Berhad *	78,562

	Total Malaysia	486,984

	Mexico — 0.1%
38,000	Bio Pappel SAB de CV *	33,535
77,500	Gruma SAB de CV Series B *	138,465
35,700	Grupo Simec SAB de CV Series B *	95,783

	Total Mexico	267,783

	Netherlands — 3.0%
128,649	Aalberts Industries NV	3,057,002
26,643	ASM International NV	1,123,866
33,349	CSM	1,164,817
15,991	Koninklijke Ten Cate NV	663,304
302,704	Koninklijke BAM Groep NV	2,061,228
49,119	Mediq NV	1,000,150
10,734	Nutreco Holding NV	820,305
60,774	SBM Offshore NV	1,606,002
18,200	Vastned NV (REIT)	1,389,421
10,100	Wereldhave NV (REIT)	1,000,335

	Total Netherlands	13,886,430

	Norway — 0.6%
44,636	Atea ASA	473,621
19,511	Cermaq ASA *	387,119
1,045,936	Marine Harvest ASA	1,037,992
35,165	TGS Nopec Geophysical Co ASA	997,790

	Total Norway	2,896,522

	Peru — 0.0%
188,549	Refineria La Pampilla SA Relapasa	125,381

	Poland — 0.1%
119,870	Dom Maklerski IDMSA *	126,634
7,680	Gant Development SA *	33,348
123,182	MCI Management SA *	355,052

	Total Poland	515,034

	Singapore — 2.7%
824,000	CapitaCommercial Trust (REIT)	982,410
3,100,000	GMG Global Ltd	641,488
744,000	Ho Bee Investment Ltd	875,034
556,000	Hong Leong Asia Ltd	1,095,485
2,416,000	Jaya Holdings Ltd *	1,204,858

67,000	Kim Eng Holdings Ltd *	168,040
217,000	KS Energy Services Ltd *	175,083
1,597,159	Mapletree Logistics Trust (REIT)	1,184,985
769,000	MobileOne Ltd	1,515,427
383,000	Singapore Airport Terminal Services Ltd	813,695
549,000	Suntec Real Estate Investment Trust (REIT)	672,079
765,000	Swiber Holdings Ltd *	471,504
183,000	Venture Corp Ltd	1,319,007
243,000	Wheelock Properties Ltd	358,518
682,000	Wing Tai Holdings Ltd	868,205

	Total Singapore	12,345,818

	South Africa — 0.1%
29,800	Basil Read Holdings Ltd	55,966
16,051	Highveld Steel and Vanadium Corp Ltd *	134,923
1,643,575	Simmer & Jack Mines Ltd *	164,046
4,200	Wilson Bayly Holmes-Ovcon Ltd	67,437

	Total South Africa	422,372

	South Korea — 1.1%
8,192	AtlasBX Co Ltd	230,225
5,130	Chong Kun Dang Pharm Corp	125,487
4,820	Daegu Department Store Co Ltd	50,525
148,230	Daewoo Motor Sales Corp * (a)	250,689
3,260	Dong Ah Tire & Rubber Co Ltd	26,673
17,050	Dongbu Corp	99,597
978	Dongwon Industries Co Ltd	180,764
10,640	Halla Engineering & Construction Corp	185,065
9,680	Handsome Co Ltd	239,650
3,930	Hankuk Paper Manufacturing Co Ltd	66,577
1,237	Hyundai Elevator Co Ltd	118,476
32,511	Interpark Corp *	145,131
3,794	KCC Engineering & Construction Co	133,592
8,920	Keangnam Enterprises Ltd *	96,414
6,120	KISCO Corp	171,471
3,050	KISWIRE Ltd	125,164
17,821	Kolon Corp	447,066
42,880	Kolon Engineering & Construction Co Ltd *	150,650
35,020	Kwang Dong Pharmaceutical Co Ltd	98,321
28,140	Moorim Paper Co Ltd	80,706
199	Namyang Dairy Products Co Ltd	139,056
1,503	Nong Shim Holdings Co Ltd	88,358
2,940	Poongsan Corp	85,825
6,390	Samwhan Corp	41,018
904	SeAH Holdings Corp	113,744
1,680	SeAH Steel Corp	137,125
110,804	Seohee Construction Co Ltd	93,199
1,060	Shinyoung Securities Co Ltd	32,254
4,180	Silla Co Ltd	60,902
4,730	SK Gas Co Ltd	251,713
51,100	Sungshin Cement Co Ltd *	119,444
243	Taekwang Industrial Co Ltd	410,465
55,980	Taeyoung Engineering & Construction	294,059
1,740	Union Steel	38,175
131	Yonghyun BM Co Ltd *	1,042

	Total South Korea	4,928,622

	Spain — 0.3%
42,063	Fomento de Construcciones y Contratas SA	1,293,422

	Sweden — 3.3%
49,899	Axfood AB	1,845,769
63,100	D Carnegie & Co. AB * (a)	7,668
9,432	Elekta AB Class B	410,337
84,537	Fabege AB	929,183
44,945	Hoganas AB Class B	1,886,857
246,505	Kungsleden AB	2,500,955
92,495	NCC Class B	2,253,527
122,163	Peab AB	975,654
67,643	SAAB AB Class B	1,659,026
177,942	Trelleborg AB Class B	2,073,007
81,342	Vostok Gas Ltd * (a)	2,900
62,000	Wihlborgs Fastigheter AB	977,541

	Total Sweden	15,522,424

	Switzerland — 1.7%
16,613	Aryzta AG	924,477
3,086	Fischer (George) AG (Registered) *	1,922,783
6,439	Panalpina Welttransport Holding AG *	908,901
14,331	Sulzer AG	2,599,833
10,127	Swiss Life Holding AG (Registered) *	1,691,959

	Total Switzerland	8,047,953

	Taiwan — 0.4%
89,000	Ability Enterprise Co Ltd	117,189
290,000	China Bills Finance Corp	111,006
47,000	Chinese Maritime Transport Ltd	93,415
596,000	Getac Technology Corp	298,145
110,000	Inventec Appliances Corp	89,290
130,000	Kenda Rubber Industrial Co Ltd	186,432
430,000	ProMOS Technologies Inc *	10,707
159,000	Quanta Storage Inc	157,064
50,000	Radiant Opto-Electronics Corp	188,947
15,196	Raydium Semiconductor Corp	71,674
1,019,000	Sampo Corp *	372,593
106,000	ThaiLin Semiconductor Corp *	54,692

	Total Taiwan	1,751,154

	Thailand — 0.1%
31,000	Electricity Generating Pcl (Foreign Registered) (a)	98,229
17,293,300	G J Steel Pcl (Foreign Registered) * (a)	131,212
7,784,200	G Steel Pcl (Foreign Reigstered) * (a)	164,327

	Total Thailand	393,768

	Turkey — 0.1%
56,477	Izmir Demir Celik Sanayii AS *	242,965
97,151	Koza Anadolu Metal Madencilik Isletmeleri AS *	275,634
10,253	Yazicilar Holding AS Class A	76,223

	Total Turkey	594,822

	United Kingdom — 22.6%
431,085	Aberdeen Asset Management	1,665,302
64,156	Amlin Plc	449,487
240,400	Ashtead Group Plc	724,022
57,204	ASOS Plc *	2,229,707
155,259	Atkins WS Plc	2,098,441
548,614	Balfour Beatty Plc	2,912,168
344,469	Bodycote Plc	2,151,812

154,679	BowLeven Plc *	783,796
103,720	Britvic Plc	745,986
359,098	Cape Plc	3,125,319
136,391	Carillion Plc	861,277
262,272	Catlin Group Ltd	1,803,758
138,810	Cookson Group Plc	1,574,116
88,497	Croda International Plc	2,843,266
141,180	Daily Mail & General Trust Plc	1,055,818
175,652	Dairy Crest Group Plc	1,123,347
649,748	Debenhams Plc *	801,590
64,838	Domino’s Pizza UK & IRL Plc	425,612
410,128	Drax Group Plc	3,144,210
700,904	DS Smith Plc	2,446,288
281,727	Electrocomponents Plc	1,365,171
930,960	Enterprise Inns Plc *	1,207,399
163,924	Fenner Plc	1,050,775
295,966	Filtrona Plc	1,811,176
467,358	FirstGroup Plc	2,605,981
905,018	Galiform Plc *	1,699,937
730,477	Game Group Plc	566,041
502,960	GKN Plc	1,817,244
65,728	Go—Ahead Group Plc	1,556,121
147,077	Greene King Plc	1,185,217
241,106	Halfords Group Plc	1,593,164
63,058	Hargreaves Lansdown Plc	657,411
689,591	Home Retail Group Plc	2,446,206
184,594	IMI Plc	3,161,891
748,040	Inchcape Plc	4,853,591
356,564	Intermediate Capital Group Plc	2,026,116
145,225	Investec Plc	1,210,109
964,761	Johnston Press Plc *	74,957
102,116	John Wood Group Plc	1,059,667
954,576	Kesa Electricals Plc	2,351,169
178,198	LG Group Holdings Plc	1,318,607
774,188	Marston’s Plc	1,365,150
268,198	Mcbride Plc	680,205
633,113	Melrose Plc	3,570,068
122,121	Mondi Plc	1,232,372
411,713	Morgan Crucible Co Plc	2,146,250
573,546	National Express Group Plc	2,411,386
192,796	Northumbrian Water Group Plc	1,151,224
3,875,448	Premier Foods Plc *	2,061,603
1,368,102	Punch Taverns Plc *	1,602,396
78,549	Savills Plc	530,232
505,626	Senior Plc	1,291,437
35,934	Severn Trent Plc	896,519
756,883	SIG Plc *	1,900,976
86,471	Smith News Plc	139,859
91,099	Spectris Plc	2,363,830
271,077	Tate & Lyle Plc	2,774,896
593,451	Trinity Mirror Plc *	457,099
195,454	TUI Travel Plc	756,928
362,393	Tullett Prebon Plc	2,278,127
196,708	United Business Media Ltd	1,880,195
48,599	Weir Group Plc (The)	1,599,027
795,197	William Hill Plc	2,802,488
2,546,413	Yell Group Plc *	270,491

	Total United Kingdom	104,746,030

	TOTAL COMMON STOCKS (COST $379,314,231)	435,773,185

		PREFERRED STOCKS — 3.8%

		Germany — 3.8%
	8,391	Biotest AG 1.05%	522,655
	21,434	Draegerwerk AG & Co 1.50%	2,463,363
	18,356	Fuchs Petrolub AG 2.37%	3,008,712
	42,048	Hugo Boss AG 3.24%	3,791,010
	41,224	Jungheinrich AG 1.69%	1,908,923
	46,193	Porsche Automobil Holding SE 1.04%	3,222,322
	102,888	ProSiebenSat.1 Media AG 6.33%	2,672,418

		Total Germany	17,589,403

		TOTAL PREFERRED STOCKS (COST $11,265,922)	17,589,403

		RIGHTS AND WARRANTS — 0.0%

		Germany — 0.0%
	47,742	Kloeckner & Co SE Rights, Expires 06/09/11*	153,900

		Singapore — 0.0%
	61,000	Tat Hong Holdings Ltd Warrants, Expires 02/08/13 *	742

		TOTAL RIGHTS AND WARRANTS (COST $168,483)	154,642

		MUTUAL FUNDS — 0.0%

		United States — 0.0%

		Affiliated Issuers
	2	GMO U.S. Treasury Fund	43

		TOTAL MUTUAL FUNDS (COST $43)	43

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.0%

		Time Deposits — 1.0%
AUD	9,289	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.89%, due 06/01/11	9,918
CAD	16,889	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.23%, due 06/01/11	17,433
CHF	8,782	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	10,296
DKK	331,835	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.10%, due 06/01/11	64,059
HKD	174,394	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	22,423
JPY	8,349,600	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	102,436
NOK	854,810	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.40%, due 06/01/11	158,749
NZD	14,359	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.70%, due 06/01/11	11,841
SEK	62,852	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.54%, due 06/01/11	10,184
ZAR	67	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.15%, due 06/01/11	10
EUR	284,363	Citibank (New York) Time Deposit, 0.19%, due 06/01/11	409,227
GBP	217,920	Citibank (New York) Time Deposit, 0.14%, due 06/01/11	358,479
SGD	236,438	Citibank (New York) Time Deposit, 0.01%, due 06/01/11	191,704
USD	312,124	Citibank (New York) Time Deposit, 0.03%, due 06/01/11	312,124
USD	3,000,000	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/11	3,000,000

		Total Time Deposits	4,678,883

		TOTAL SHORT-TERM INVESTMENTS (COST $4,678,883)	4,678,883

TOTAL INVESTMENTS — 98.8% (Cost $395,427,562)	458,196,156

Other Assets and Liabilities (net) — 1.2%	5,617,770

TOTAL NET ASSETS — 100.0%	$463,813,926

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement			Units of		Appreciation
Date	Counterparty	Deliver/Receive	Currency	Value	(Depreciation)
Buys †
6/17/11	JPMorgan Chase Bank, N.A.	AUD	1,267,478	$1,350,596	$(11,399)
6/17/11	Morgan Stanley Capital Services Inc.	AUD	1,267,478	1,350,596	1,339
6/17/11	Deutsche Bank AG	CAD	1,153,967	1,190,597	(15,031)
6/17/11	Royal Bank of Scotland PLC	CAD	1,725,654	1,780,431	(7,871)
6/17/11	Bank of America, N.A.	CHF	619,362	726,242	32,240
6/17/11	Brown Brothers Harriman & Co.	CHF	520,393	610,194	27,480
6/17/11	Deutsche Bank AG	CHF	868,646	1,018,543	44,353
6/17/11	Morgan Stanley Capital Services Inc.	CHF	760,631	891,888	40,157
6/17/11	State Street Bank and Trust and Company	DKK	11,438,588	2,207,467	35,830

6/17/11	Morgan Stanley Capital Services Inc.	EUR	3,152,770	4,535,590	33,027
6/17/11	Bank of America, N.A.	GBP	956,338	1,572,865	11,185
6/17/11	Bank of New York Mellon	GBP	3,317,265	5,455,822	31,131
6/17/11	Deutsche Bank AG	GBP	1,739,759	2,861,337	20,624
6/17/11	Morgan Stanley Capital Services Inc.	GBP	1,771,787	2,914,013	24,806
6/17/11	State Street Bank and Trust and Company	GBP	1,159,035	1,906,235	11,526
6/17/11	Bank of New York Mellon	HKD	13,892,673	1,786,432	(696)
6/17/11	Brown Brothers Harriman & Co.	HKD	34,556,213	4,443,517	(2,684)
6/17/11	JPMorgan Chase Bank, N.A.	HKD	12,884,956	1,656,852	(669)
6/17/11	Morgan Stanley Capital Services Inc.	HKD	9,225,235	1,186,255	(533)
6/17/11	State Street Bank and Trust and Company	HKD	22,110,191	2,843,107	(1,489)
6/17/11	Bank of America, N.A.	SEK	47,223,817	7,645,755	78,527
6/17/11	Bank of New York Mellon	SEK	3,059,439	495,337	4,949
6/17/11	Royal Bank of Scotland PLC	SEK	15,794,643	2,557,226	37,807
6/17/11	Bank of America, N.A.	SGD	14,528,668	11,779,890	139,075

				$64,766,787	$533,684

Sales #
6/17/11	Bank of America, N.A.	CAD	1,249,900	$1,289,575	$7,290
6/17/11	Deutsche Bank AG	CAD	7,259,853	7,490,300	46,141
6/17/11	JPMorgan Chase Bank, N.A.	CAD	2,844,162	2,934,443	9,501
6/17/11	Royal Bank of Scotland PLC	CAD	3,782,180	3,902,236	7,798
6/17/11	Bank of America, N.A.	CHF	5,467,755	6,411,292	(373,357)
6/17/11	State Street Bank and Trust and Company	DKK	13,909,257	2,684,267	(31,720)
6/17/11	Brown Brothers Harriman & Co.	EUR	3,334,917	4,797,627	(8,549)
6/17/11	Deutsche Bank AG	EUR	1,897,000	2,729,033	7,864
6/17/11	JPMorgan Chase Bank, N.A.	EUR	2,207,077	3,175,111	2,044
6/17/11	Morgan Stanley Capital Services Inc.	EUR	5,838,630	8,399,480	6,629

6/17/11	Bank of America, N.A.	GBP	1,276,000	2,098,605	1,976
6/17/11	Bank of New York Mellon	GBP	1,433,673	2,357,925	(16,540)
6/17/11	Brown Brothers Harriman & Co.	HKD	5,448,000	700,548	(588)
6/17/11	Bank of New York Mellon	JPY	60,859,782	746,687	(14,904)
6/17/11	Brown Brothers Harriman & Co.	JPY	232,289,387	2,849,951	8,979
6/17/11	State Street Bank and Trust and Company	JPY	160,681,000	1,971,390	(40,279)
6/17/11	Bank of America, N.A.	NOK	11,674,685	2,165,997	(23,999)
6/17/11	Bank of America, N.A.	SEK	11,279,777	1,826,248	(25,173)
6/17/11	Morgan Stanley Capital Services Inc.	SGD	680,000	551,346	(1,426)

				$59,082,061	$(438,313)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
38	CAC 40	June 2011	$2,188,385	$50,444
17	DAX	June 2011	4,472,876	(118,665)
82	FTSE/MIB	June 2011	12,473,631	(41,167)
39	MSCI Singapore	June 2011	2,330,336	35,270
15	TOPIX	June 2011	1,549,108	(170,839)

			$23,014,336	$(244,957)

Sales
40	S&P Toronto 60	June 2011	$6,509,160	$(49,581)
91	SPI 200	June 2011	11,471,661	(236,850)

			$17,980,821	$(286,431)

As of May 31, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust .

Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar
ZAR — South African Rand
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 413,184,140	$65,292,217	$(20,280,201)	$45,012,016
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$8,505,000	$15,420,000	$23,925,232	$1,629	$—	$43

Totals	$8,505,000	$15,420,000	$23,925,232	$1,629	$—	$43

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.1% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	94.6%
Futures Contracts	(0.1)%

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below.
See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the fair value of equity securities that underlie futures and derivatives) due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: With respect to certain securities for which no current market or quoted prices were available, the Fund valued those securities at the most recent available market or quoted price. Certain of the Fund’s securities in Thailand were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations. The Fund valued certain equity securities based on the last traded exchange price adjusted for the movement in a securities index.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Australia	$—	$15,074,380	$—	$15,074,380
Austria	—	4,177,921	—	4,177,921
Belgium	—	3,754,440	—	3,754,440
Brazil	350,486	—	—	350,486
Canada	13,156,550	—	—	13,156,550
Chile	285,546	—	—	285,546
China	—	439,953	—	439,953
Czech Republic	—	110,897	—	110,897
Denmark	—	869,576	—	869,576
Egypt	—	272,561	—	272,561
Finland	—	5,611,354	—	5,611,354
France	—	33,107,350	—	33,107,350
Germany	—	32,470,060	—	32,470,060
Greece	—	2,588,593	—	2,588,593
Hong Kong	—	10,304,855	—	10,304,855
India	—	1,196,157	—	1,196,157
Indonesia	—	544,957	—	544,957
Ireland	—	9,606,651	—	9,606,651
Italy	—	11,669,786	—	11,669,786
Japan	—	121,956,593	—	121,956,593
Malaysia	—	486,984	—	486,984
Mexico	267,783	—	—	267,783
Netherlands	—	13,886,430	—	13,886,430
Norway	—	2,896,522	—	2,896,522
Peru	125,381	—	—	125,381
Poland	—	515,034	—	515,034
Singapore	—	12,345,818	—	12,345,818
South Africa	—	422,372	—	422,372
South Korea	—	4,677,933	250,689	4,928,622
Spain	—	1,293,422	—	1,293,422
Sweden	—	15,511,856	10,568	15,522,424
Switzerland	—	8,047,953	—	8,047,953
Taiwan	—	1,751,154	—	1,751,154
Thailand	—	—	393,768	393,768
Turkey	—	594,822	—	594,822
United Kingdom	—	104,746,030	—	104,746,030

TOTAL COMMON STOCKS	14,185,746	420,932,414	655,025	435,773,185

Preferred Stocks
Germany	—	17,589,403	—	17,589,403

TOTAL PREFERRED STOCKS	—	17,589,403	—	17,589,403

Rights and Warrants
Germany	—	153,900	—	153,900
Singapore	—	742	—	742

TOTAL RIGHTS AND WARRANTS	—	154,642	—	154,642

Mutual Funds
United States	43	—	—	43

TOTAL MUTUAL FUNDS	43	—	—	43

Short-Term Investments	4,678,883	—	—	4,678,883

Total Investments	18,864,672	438,676,459	655,025	458,196,156

Derivatives**
Forward Currency Contracts
Forward Currency Risk	—	672,278	—	672,278
Futures Contracts
Equity Risk	—	85,714	—	85,714

Total Derivatives	—	757,992	—	757,992

Total	$18,864,672	$439,434,451	$655,025	$458,954,148

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives**
Forward Currency Contracts
Foreign Currency Risk	$—	$(576,907)	$—	$(576,907)
Futures Contracts
Equity Risk	(49,581)	(567,521)	—	(617,102)

Total Derivatives	(49,581)	(1,144,428)	—	(1,194,009)

Total	$(49,581)	$(1,144,428)	$—	$(1,194,009)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.1% of total net assets.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
						Change in				(Depreciation)
	Balances as			Accrued	Total	Unrealized			Balances as	from Investments
	of February			Discounts/	Realized	Appreciation	Transfer	Transfer out	of May 31,	Held as of
	28, 2011	Purchases	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	in to Level 3*	of Level 3*	2011	May 31, 2011
Common Stocks
Egypt	$201,417	$—	$—	$—	$—	$71,144	$—	$(272,561)	$—	—
Thailand	627,570	143,568	(350,594)	—	(2,733)	(24,043)	—	—	393,768	(24,043)
South Korea	85,393	123,981	(121,697)	—	37,776	(48,677)	173,913	—	250,689	(47,206)
Sweden	10,297	—	—	—	—	271	—	—	10,568	271

Total	$924,677	$267,549	$(472,291)	$—	$35,043	$(1,305)	$173,913	$(272,561)	$655,025	(70,978)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Smaller Company Risk — The securities of small companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind. These risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in companies tied economically to emerging countries.
Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used swap agreements to achieve returns comparable to holding and lending a direct equity position. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2011, the Fund held rights and warrants as a result of corporate actions. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$154,642	$—	$154,642
Unrealized appreciation on forward currency contracts	—	672,278	—	—	—	672,278
Unrealized appreciation on futures contracts*	—	—	—	85,714	—	85,714

Total	$—	$672,278	$—	$240,356	$—	$912,634

Liabilities:
Unrealized depreciation on forward currency contracts	—	(576,907)	—	—	—	(576,907)
Unrealized depreciation on futures contracts*	$—	$—	$—	$(617,102)	$—	$(617,102)

Total	$—	$(576,907)	$—	$(617,102)	$—	$(1,194,009)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, swap agreements and rights and warrants) outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Forward
	Currency	Futures	Rights/	Swap
	Contracts	Contracts	Warrants	Agreements
Average amount outstanding	$107,692,104	$46,637,861	$139,420	$214,018

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Quality Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.6%

	Capital Goods — 1.5%
1,624,400	3M Co.	153,310,872
1,049,200	United Technologies Corp.	92,088,284

	Total Capital Goods	245,399,156

	Consumer Durables & Apparel — 1.0%
1,904,100	Nike, Inc.-Class B	160,801,245

	Consumer Services — 1.0%
2,100,600	McDonald’s Corp.	171,282,924

	Energy — 8.4%
10,571,518	BP Plc	81,402,235
2,935,970	Chevron Corp.	308,012,613
6,264,300	Exxon Mobil Corp.	522,881,121
5,742,474	Royal Dutch Shell Group-Class A	207,638,314
4,609,954	Total SA	266,273,517

	Total Energy	1,386,207,800

	Food & Staples Retailing — 5.2%
291,700	Costco Wholesale Corp.	24,059,416
735,700	CVS Caremark Corp.	28,464,233
67,600	Kroger Co. (The)	1,677,832
2,268,000	Sysco Corp.	73,052,280
3,629,200	Walgreen Co.	158,341,996
10,249,200	Wal—Mart Stores, Inc.	565,960,824

	Total Food & Staples Retailing	851,556,581

	Food, Beverage & Tobacco — 19.9%
5,030,100	Altria Group, Inc.	141,144,606
1,592,296	Anheuser-Busch InBev NV	96,279,455
1,742,076	British American Tobacco Plc	78,169,708
291,100	Brown-Forman Corp.-Class B	21,098,928
508,300	Campbell Soup Co.	17,663,425
9,801,400	Coca—Cola Co. (The)	654,831,534
1,246,200	General Mills, Inc.	49,561,374
557,100	Hansen Natural Corp. *	39,916,215
286,500	Hershey Co. (The)	15,966,645
395,400	HJ Heinz Co.	21,715,368
683,300	Kellogg Co.	38,941,267
732,800	Kraft Foods, Inc.-Class A	25,626,016
494,800	Lorillard, Inc.	57,040,544
5,707,403	Nestle SA	366,937,765
5,927,900	PepsiCo, Inc.	421,592,248
12,672,300	Philip Morris International, Inc.	909,237,525
664,400	Reynolds American, Inc.	26,429,832
8,833,847	Unilever NV	288,639,361

	Total Food, Beverage & Tobacco	3,270,791,816

	Health Care Equipment & Services — 4.8%
427,700	Baxter International, Inc.	25,456,704
2,638,280	Express Scripts, Inc. *	157,135,957
315,400	Henry Schein, Inc. *	22,652,028
42,700	Intuitive Surgical, Inc. *	14,902,300
306,400	Laboratory Corp. of America Holdings *	30,894,312

4,306,630	Medtronic, Inc.	175,279,841
925,400	Quest Diagnostics, Inc.	54,061,868
24,800	Stryker Corp.	1,547,520
3,966,994	UnitedHealth Group, Inc.	194,184,356
440,700	WellPoint, Inc.	34,449,519
1,134,075	Zimmer Holdings, Inc. *	76,844,922

	Total Health Care Equipment & Services	787,409,327

	Household & Personal Products — 5.0%
601,400	Avon Products, Inc.	17,867,594
271,700	Church & Dwight Co., Inc.	22,849,970
409,327	Clorox Co.	28,849,367
2,152,800	Colgate—Palmolive Co.	188,434,584
171,200	Estee Lauder Cos. (The), Inc.-Class A	17,549,712
839,900	Kimberly—Clark Corp.	57,365,170
7,292,500	Procter & Gamble Co. (The)	488,597,500

	Total Household & Personal Products	821,513,897

	Pharmaceuticals, Biotechnology & Life Sciences — 21.9%
6,609,805	Abbott Laboratories	345,362,311
3,229,460	Amgen, Inc. *	195,511,508
2,481,400	Bristol—Myers Squibb Co.	71,365,064
4,000	Covance, Inc. *	235,440
2,563,400	Eli Lilly & Co.	98,639,632
1,860,500	Gilead Sciences, Inc. *	77,657,270
8,453,502	GlaxoSmithKline Plc	183,787,794
14,362,300	Johnson & Johnson	966,439,167
8,920,500	Merck & Co., Inc.	327,828,375
3,451,769	Novartis AG (Registered)	222,710,977
33,990,548	Pfizer, Inc.	729,097,255
1,149,275	Roche Holding AG	202,355,069
1,715,580	Sanofi-Aventis	136,051,064
757,900	Takeda Pharmaceutical Co Ltd	35,998,382
23,800	Thermo Fisher Scientific, Inc. *	1,557,710

	Total Pharmaceuticals, Biotechnology & Life Sciences	3,594,597,018

	Software & Services — 16.5%
867,373	eBay, Inc. *	27,036,017
796,660	Google, Inc.-Class A *	421,449,073
1,837,170	International Business Machines Corp.	310,353,128
403,780	MasterCard, Inc.-Class A	115,905,049
34,069,400	Microsoft Corp.	852,075,694
23,439,700	Oracle Corp.	802,106,534
2,111,300	Visa, Inc.-Class A	171,141,978
53,925	Yahoo! Japan Corp.	17,874,296

	Total Software & Services	2,717,941,769

	Technology Hardware & Equipment — 9.6%
1,535,690	Apple, Inc. *	534,159,053
42,955,400	Cisco Systems, Inc.	721,650,720
1,795,200	Hewlett-Packard Co.	67,104,576
4,344,800	Qualcomm, Inc.	254,561,832

	Total Technology Hardware & Equipment	1,577,476,181

	Telecommunication Services — 0.8%
73,543	NTT Docomo Inc	137,012,800

	TOTAL COMMON STOCKS (COST $13,075,242,429)	15,721,990,514

	MUTUAL FUNDS — 0.3%

	Affiliated Issuers — 0.3%
2,352,545	GMO U.S. Treasury Fund	58,837,160

	TOTAL MUTUAL FUNDS (COST $58,823,362)	58,837,160

Shares/Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 3.6%

	Money Market Funds — 0.8%
35,813,653	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	35,813,653
91,432,881	State Street Institutional Treasury Money Market Fund-Institutional Class	91,432,881

	Total Money Market Funds	127,246,534

	U.S. Government — 2.8%
290,000,000	U.S. Treasury Bill, 0.05%, due 09/08/11 (a)	289,960,270
175,000,000	U.S. Treasury Bill, 0.16%, due 05/03/12 (a)	174,735,050

	Total U.S. Government	464,695,320

	TOTAL SHORT-TERM INVESTMENTS (COST $591,888,723)	591,941,854

	TOTAL INVESTMENTS — 99.5% (Cost $13,725,954,514)	16,372,769,528

	Other Assets and Liabilities (net) — 0.5%	77,477,008

	TOTAL NET ASSETS — 100.0%	$16,450,246,536

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Rate shown represents yield-to-maturity.
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 14,082,038,871	$2,354,362,319	$(63,631,662)	$2,290,730,657
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$52,104,000	$27,626,000	$20,915,000	$12,720	$—	$58,837,160

Totals	$52,104,000	$27,626,000	$20,915,000	$12,720	$—	$58,837,160

Country Summary*	% of Investments
United States	85.2%
Switzerland	5.1
United Kingdom	3.5
France	2.6
Netherlands	1.8
Japan	1.2
Belgium	0.6

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table includes exposure through derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.
Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtain from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund

Equity Securities	14.1%

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below.
See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to securities (including the fair value of equity securities that underlie futures and derivatives) due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Belgium	$—	$96,279,455	$—	$96,279,455
France	—	402,324,581	—	402,324,581
Japan	—	190,885,478	—	190,885,478
Netherlands	—	288,639,361	—	288,639,361
Switzerland	—	792,003,811	—	792,003,811
United Kingdom	—	550,998,051	—	550,998,051
United States	13,400,859,777	—	—	13,400,859,777

TOTAL COMMON STOCKS	13,400,859,777	2,321,130,737	—	15,721,990,514

Mutual Funds	58,837,160	—	—	58,837,160
Short-Term Investments	591,941,854	—	—	591,941,854

Total Investments	14,051,638,791	2,321,130,737	—	16,372,769,528

Total	$14,051,638,791	$2,321,130,737	$—	$16,372,769,528

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Focused Investment Risk — Focusing investments in a limited number of companies or in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which invests its assets in the securities of a limited number of issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In addition, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Real Estate Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	REAL ESTATE INVESTMENTS — 98.7%

	REAL ESTATE INVESTMENT TRUSTS — 98.7%

	Diversified — 7.3%
2,500	CapLease, Inc.	12,775
3,200	Colonial Properties Trust	67,520
3,500	Liberty Property Trust	126,210
700	PS Business Parks, Inc.	40,243
9,446	Vornado Realty Trust	929,298
900	Washington Real Estate Investment Trust	31,077
1,300	Winthrop Realty Trust	15,951

	Total Diversified	1,223,074

	Industrial — 4.7%
6,300	AMB Property Corp.	233,037
2,800	DCT Industrial Trust, Inc.	15,848
2,400	DuPont Fabros Technology, Inc.	62,736
1,500	EastGroup Properties, Inc.	70,365
2,000	First Industrial Realty Trust, Inc. *	25,160
22,538	ProLogis	373,229

	Total Industrial	780,375

	Office — 16.2%
3,170	Alexandria Real Estate Equities, Inc.	261,652
7,200	BioMed Realty Trust, Inc.	147,528
8,400	Boston Properties, Inc.	910,140
4,289	Brandywine Realty Trust	54,728
4,225	CommonWealth REIT	110,272
1,000	Corporate Office Properties Trust	35,420
3,300	Digital Realty Trust, Inc.	205,821
4,800	Douglas Emmett, Inc.	101,040
2,200	Duke Realty Corp.	33,088
2,900	Franklin Street Properties Corp.	39,701
1,200	Government Properties Income Trust	31,776
2,600	Highwoods Properties, Inc.	93,808
2,600	Kilroy Realty Corp.	107,822
4,608	Lexington Realty Trust	43,500
2,200	Mack-Cali Realty Corp.	77,792
1,600	Piedmont Office Realty Trust, Inc.-Class A	32,896
4,523	SL Green Realty Corp.	407,115

	Total Office	2,694,099

	Residential — 17.7%
800	American Campus Communities, Inc.	28,272
5,886	Apartment Investment & Management Co.-Class A	157,333
5,283	AvalonBay Communities, Inc.	703,009
4,000	BRE Properties, Inc.	204,080
2,700	Camden Property Trust	173,556
3,100	Education Realty Trust, Inc.	26,970
1,000	Equity Lifestyle Properties, Inc.	58,750
15,000	Equity Residential	927,450
1,170	Essex Property Trust, Inc.	161,003
1,200	Home Properties, Inc.	74,280
1,600	Mid-America Apartment Communities, Inc.	109,680
2,500	Post Properties, Inc.	105,250
1,000	Sun Communities, Inc.	39,840

6,781	UDR, Inc.	176,713

	Total Residential	2,946,186

	Retail — 25.6%
1,984	Acadia Realty Trust	40,970
70	Alexander’s, Inc.	27,455
7,731	CBL & Associates Properties, Inc.	148,744
11,197	Developers Diversified Realty Corp.	162,245
2,200	Equity One, Inc.	43,142
2,300	Federal Realty Investment Trust	201,480
1,300	Getty Realty Corp.	33,735
18,258	Kimco Realty Corp.	356,214
7,396	Macerich Co. (The)	402,120
3,400	National Retail Properties, Inc.	87,652
3,300	Ramco-Gershenson Properties Trust	43,362
3,700	Realty Income Corp.	130,018
3,000	Regency Centers Corp.	138,930
300	Saul Centers, Inc.	11,976
17,303	Simon Property Group, Inc.	2,042,792
1,400	Tanger Factory Outlet Centers, Inc.	38,444
3,000	Taubman Centers, Inc.	181,710
1,000	Urstadt Biddle Properties, Inc.	19,160
5,900	Weingarten Realty Investors	157,058

	Total Retail	4,267,207

	Specialized — 27.2%
6,611	DiamondRock Hospitality Co.	76,027
3,300	Entertainment Properties Trust	160,314
4,300	Extra Space Storage, Inc.	93,568
17,400	HCP, Inc.	660,156
5,200	Health Care, Inc.	276,588
1,200	Healthcare Realty Trust, Inc.	26,424
6,100	Hospitality Properties Trust	150,548
32,837	Host Hotels & Resorts, Inc.	577,274
3,200	LaSalle Hotel Properties	89,536
1,200	LTC Properties, Inc.	35,424
6,300	Medical Properties Trust, Inc.	77,868
1,400	National Health Investors, Inc.	65,968
5,600	Nationwide Health Properties, Inc.	245,280
4,100	Omega Healthcare Investors, Inc.	87,289
8,194	Public Storage	969,678
8,200	Senior Housing Properties Trust	198,030
1,400	Sovran Self Storage, Inc.	58,744
8,200	Sunstone Hotel Investors, Inc. *	83,394
800	Universal Health Realty Income Trust	34,648
10,000	Ventas, Inc.	564,000

	Total Specialized	4,530,758

	TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $11,645,829)	16,441,699

	TOTAL REAL ESTATE INVESTMENTS (COST $11,645,829)	16,441,699

	MUTUAL FUNDS — 1.0%

	Affiliated Issuers — 1.0%
6,641	GMO U.S. Treasury Fund	166,103

	TOTAL MUTUAL FUNDS (COST $166,049)	166,103

	SHORT-TERM INVESTMENTS — 0.5%

	Money Market Funds — 0.5%
87,914	State Street Institutional Treasury Money Market Fund-Institutional Class	87,914

	TOTAL SHORT-TERM INVESTMENTS (COST $87,914)	87,914

	TOTAL INVESTMENTS — 100.2% (Cost $11,899,792)	16,695,716

	Other Assets and Liabilities (net) — (0.2%)	(40,142)

	TOTAL NET ASSETS — 100.0%	$16,655,574

Notes to Schedule of Investments:
REIT — Real Estate Investment Trust
*  Non-income producing security.
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 12,924,809	$3,884,502	$(113,595)	$3,770,907
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$201,043	$31,000	$66,000	$36	$—	$166,103

Totals	$201,043	$31,000	$66,000	$36	$—	$166,103

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$16,441,699	$—	$—	$16,441,699
Mutual Funds	166,103	—	—	166,103
Short-Term Investments	87,914	—	—	87,914

Total Investments	16,695,716	—	—	16,695,716

Total	$16,695,716	$—	$—	$16,695,716

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Real Estate Risk — Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in particular markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates and social and economic trends. REITs are subject to the risk of fluctuations in income from underlying real estate assets, the inability of the REIT to effectively manage the cash flows generated by those assets, prepayments and defaults by borrowers, and failing to qualify for the special tax treatment granted to REITs under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act.
• Focused Investment Risk — Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which concentrates its investments in real estate-related investments, making the Fund’s net asset value more susceptible to economic, market, political, and other developments affecting the real estate industry.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Liquidity Risk (difficulty in selling Fund investments and/or increased likelihood of honoring redemption requests in-kind); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Market Risk — Fixed Income Securities (risk that the value of fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads on asset backed and other fixed income securities); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 98.7%

	Asset-Backed Securities — 96.9%

	ABS Collateralized Debt Obligations — 0.0%
11,200,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, 3 mo. LIBOR + .65%, 0.92%, due 10/20/44	—

	Airlines — 0.9%
17,252,642	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.68%, due 05/15/24	10,351,585
5,543,111	Continental Airlines, Inc., Series 99-1A, 6.55%, due 02/02/19	5,834,124

	Total Airlines	16,185,709

	Auto Financing — 11.2%
8,379,045	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.60%, due 02/18/14	8,386,670
5,100,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.55%, due 07/15/14	5,131,875
24,500,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.85%, due 08/15/13	24,728,585
22,300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	22,681,330
17,400,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.06%, due 11/10/14	17,527,716
7,298,556	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.58%, due 07/15/12	7,303,227
31,800,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.20%, due 03/15/13	32,068,074
61,000,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.45%, due 06/15/13	60,986,153
8,400,000	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.15%, due 05/20/16	8,484,000
12,000,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.35%, due 03/20/14	12,066,000

	Total Auto Financing	199,363,630

	Business Loans — 4.7%
6,499,791	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.40%, due 08/16/19	6,361,671
2,581,181	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.55%, due 04/25/34	2,284,345
2,136,221	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.56%, due 01/25/35	1,890,555
9,034,951	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.58%, due 01/25/36	6,911,738
8,083,232	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.43%, due 07/25/37	6,547,418
31,200,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.49%, due 12/25/37	26,052,000
773,162	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .13%, 0.33%, due 03/20/17	761,565
2,664,892	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.49%, due 05/15/32	2,438,376
5,116,545	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.44%, due 11/15/33	4,553,725
6,755,923	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.44%, due 02/25/30	5,810,094
3,894,481	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.44%, due 09/25/30	3,388,199
18,027,616	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.04%, due 10/25/37	15,684,026

	Total Business Loans	82,683,712

	CMBS — 9.2%
2,972,482	Banc of America Commercial Mortgage, Inc., Series 06-3, Class A2, 5.81%, due 07/10/44	2,998,045
15,220,767	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.32%, due 07/15/44	15,068,559

32,300,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.33%, due 12/15/20	29,070,000
9,081,714	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	9,081,714
14,953,324	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.51%, due 03/10/44	14,953,324
16,774,073	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	16,800,912
5,666,815	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .39%, 1.14%, due 03/06/20	5,610,147
6,300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .57%, 1.32%, due 03/06/20	6,237,000
15,767,183	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 6.05%, due 04/15/45	15,749,840
18,828,715	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.82%, due 05/12/39	18,823,066
8,939,949	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.86%, due 10/15/42	9,360,663
20,033,605	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.29%, due 09/15/21	19,542,782

	Total CMBS	163,296,052

	CMBS Collateralized Debt Obligations — 2.9%
4,398,348	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.06%, due 11/23/52	43,984
6,354,532	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.66%, due 06/28/19	6,149,344
10,753,702	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	10,780,587
12,789,953	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.51%, due 08/26/30	11,902,330
27,087,429	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.52%, due 05/25/46	22,347,129

	Total CMBS Collateralized Debt Obligations	51,223,374

	Corporate Collateralized Debt Obligations — 1.9%
34,200,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.60%, due 06/20/13	33,020,100

	Credit Cards — 14.6%
4,200,000	Bank of America Credit Card Trust, Series 06-A12, Class A12, 1 mo. LIBOR + .02%, 0.22%, due 03/15/14	4,197,900
33,750,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.20%, due 09/15/14	34,021,012
17,875,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.41%, due 06/16/14	17,876,251
7,700,000	Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.23%, due 03/16/15	7,690,914
39,000,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.45%, due 09/15/17	39,113,880
46,600,000	Chase Issuance Trust, Series 05-A6, Class A6, 1 mo. LIBOR + .07%, 0.27%, due 07/15/14	46,570,875
11,200,000	Citibank Credit Card Issuance Trust, Series 01-A7, Class A7, 3 mo. LIBOR + .14%, 0.40%, due 08/15/13	11,200,784
8,100,000	Citibank Credit Card Issuance Trust, Series 05-A3, Class A3, 1 mo. LIBOR + .07%, 0.26%, due 04/24/14	8,110,125
16,400,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.29%, due 06/16/15	16,376,938
52,700,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.23%, due 01/16/14	52,694,730
11,500,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.35%, due 01/15/14	11,501,840
10,600,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.33%, due 02/15/17	10,476,616

	Total Credit Cards	259,831,865

	Equipment Leases — 0.4%
7,621,550	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.15%, due 08/15/14	7,674,139

	Insured Auto Financing — 6.2%
8,985,660	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.25%, due 10/06/13	8,951,515
8,671,285	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.26%, due 12/06/13	8,644,317
8,400,270	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.01%, due 06/06/14	8,394,802
18,486,171	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.71%, due 03/08/16	18,408,529
2,668,958	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.22%, due 11/15/13	2,654,278
10,474,626	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.85%, due 10/15/14	10,464,885
51,300,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.40%, due 07/14/14	51,706,809

	Total Insured Auto Financing	109,225,135

	Insured Business Loans — 0.1%
2,433,282	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.63%, due 10/25/30	1,776,296

	Insured High Yield Collateralized Debt Obligations § — 0.8%
14,759,615	Augusta Funding Ltd., Series 10A, Class F1, 144A, CapMAC, 3mo. LIBOR +.25%, 0.56%, due 06/30/17 (a)	12,821,496
1,744,972	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 0.73%, due 12/16/15	1,692,623

	Total Insured High Yield Collateralized Debt Obligations	14,514,119

	Insured Other — 4.3%
45,300,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	46,149,375
9,949,868	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.40%, due 09/15/41	8,867,432
9,481,715	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.40%, due 12/15/41	8,490,580
12,289,643	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.55%, due 01/05/14	10,323,300
2,988,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, due 02/15/30	525,350
26,300,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	2,412,236

	Total Insured Other	76,768,273

	Insured Residential Asset-Backed Securities (United States) ♦ — 0.8%
2,235,610	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.40%, due 07/25/34	1,933,803
2,605,847	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.57%, due 12/25/33	2,275,999
715,391	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.52%, due 03/25/34	610,229
12,734,237	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.41%, due 11/25/35	9,423,335

	Total Insured Residential Asset-Backed Securities (United States)	14,243,366

	Insured Residential Mortgage-Backed Securities (United States) — 0.9%
451,516	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.53%, due 10/25/34	313,803
983,336	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.52%, due 01/25/35	668,668
10,012,136	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.35%, due 06/15/37	6,207,525
5,228,143	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.42%, due 10/25/34	3,904,377

293,118	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.65%, due 07/25/29	190,190
308,409	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.76%, due 08/15/30	192,626
666,046	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.63%, due 06/25/34	386,306
158,288	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.48%, due 12/25/32	66,165
4,031,839	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.38%, due 11/25/35	2,981,142

	Total Insured Residential Mortgage-Backed Securities (United States)	14,910,802

	Insured Time Share — 0.7%
2,274,784	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.35%, due 05/20/18	2,242,359
2,546,945	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.35%, due 03/20/19	2,476,904
8,441,301	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.20%, due 09/20/19	8,143,687

	Total Insured Time Share	12,862,950

	Insured Transportation — 0.2%
3,762,500	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.50%, due 04/17/19	3,687,250

	Rate Reduction Bonds — 1.0%
1,754,517	Massachusetts RRB Special Purpose Trust, Series 05-1, Class A3, 4.13%, due 09/15/13	1,773,238
15,793,440	PG&E Energy Recovery Funding LLC, Series 05-1, Class A4, 4.37%, due 06/25/14	16,098,253

	Total Rate Reduction Bonds	17,871,491

	Residential Asset-Backed Securities (United States) ♦ — 19.0%
977,554	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.58%, due 01/25/35	782,043
2,613,244	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.33%, due 02/25/36	599,426
6,700,843	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.37%, due 03/25/36	5,578,452
3,542,393	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.29%, due 08/25/36	3,188,154
20,300,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.37%, due 10/25/36	6,013,875
7,388,485	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.29%, due 07/25/36	6,291,295
5,851,669	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.35%, due 05/25/36	3,584,147
3,242,840	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.28%, due 06/25/36	2,983,412
11,100,000	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.34%, due 04/25/36	6,993,000
3,668,366	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.51%, due 09/25/35	701,575
7,657,019	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.29%, due 06/25/36	1,148,553
8,900,514	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.36%, due 06/25/36	1,045,810
5,474,080	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.28%, due 01/25/37	2,715,144
3,893,931	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.26%, due 11/25/36	2,297,419
12,013,043	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.39%, due 05/25/37	1,340,656
3,448,275	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 0.71%, due 05/25/34	3,224,137
51,277,633	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.34%, due 07/25/36	22,049,382
7,870,092	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.30%, due 09/25/36	2,833,233
10,569,217	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.38%, due 03/25/36	4,095,571
295,258	Argent Securities, Inc., Series 06-W4, Class A2B, 1 mo. LIBOR + .11%, 0.30%, due 05/25/36	94,483
8,453,168	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.34%, due 06/25/36	3,128,993
1,155,492	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.30%, due 10/25/36	1,147,866
10,100,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.34%, due 10/25/36	6,890,220
18,494,208	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.41%, due 05/25/37	15,350,193
5,279,605	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.19%, due 05/28/39	2,006,250

5,504,269	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.49%, due 05/28/39	1,981,537
9,895,000	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.19%, due 02/28/40	5,975,590
3,611,274	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.30%, due 11/25/36	3,039,610
8,500,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.39%, due 11/25/36	1,798,600
2,736,322	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.35%, due 02/25/37	640,573
1,737,793	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.31%, due 02/25/37	1,694,349
38,100,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.39%, due 02/25/37	23,431,500
9,745,125	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.35%, due 06/25/36	9,014,241
179,820	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.73%, due 04/25/33	153,162
115,808	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.60%, due 10/25/34	114,071
12,100,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.35%, due 12/25/36	4,552,625
36,200,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.33%, due 02/25/37	29,322,000
1,873,204	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.27%, due 03/25/37	1,849,789
418,649	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.49%, due 04/25/34	330,013
11,958,049	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.35%, due 04/25/36	8,221,159
3,700,488	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.39%, due 05/25/36	2,428,445
977,868	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.29%, due 08/25/36	455,320
19,925,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.35%, due 08/25/36	7,770,750
13,258,734	GE-WMC Mortgage Securities, Series 06-1, Class A2B, 1 mo. LIBOR + .15%, 0.34%, due 08/25/36	4,773,144
2,911,808	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.51%, due 01/20/35	2,620,627
2,534,329	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.49%, due 01/20/35	2,314,159
8,643,684	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.36%, due 01/20/36	7,887,362
27,756,529	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.31%, due 12/25/36	10,788,963
2,085,167	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.44%, due 10/25/35	1,996,548
2,849,356	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.32%, due 10/25/36	2,756,752
17,402,176	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.34%, due 03/25/36	9,745,218
11,300,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.34%, due 06/25/36	4,251,625
21,609,367	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.34%, due 08/25/36	7,617,302
14,400,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.35%, due 10/25/36	5,364,000
5,894,179	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.35%, due 03/25/36	732,352
5,925,892	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.31%, due 02/25/37	3,259,241
2,224,666	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.59%, due 08/25/34	1,790,856
32,500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.42%, due 02/25/37	10,400,000
15,043,036	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, 1 mo. LIBOR + .16%, 0.35%, due 04/25/36	8,273,670

4,241,705	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.29%, due 04/25/37	3,944,785
9,420,764	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.34%, due 11/25/36	2,976,961
5,984,779	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.45%, due 12/25/35	3,796,744
6,221,389	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.38%, due 09/25/45	5,407,009
1,538,705	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.48%, due 10/25/33	1,470,232
4,125,506	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.44%, due 01/25/36	3,836,721
1,349,845	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.30%, due 04/25/37	1,335,806
236,691	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.73%, due 03/25/35	165,462
1,296,148	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.35%, due 03/25/36	1,237,071
671,017	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.48%, due 10/25/36	644,177
1,276,575	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.45%, due 10/25/35	1,232,150
1,188,247	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.31%, due 01/25/37	1,151,300
17,100,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.34%, due 06/25/37	7,954,920
6,426,411	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.39%, due 01/25/36	4,948,336
3,354,272	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.48%, due 11/25/35	2,750,503
14,684,898	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.59%, due 06/25/37	881,094

	Total Residential Asset-Backed Securities (United States)	337,161,713

	Residential Mortgage-Backed Securities (Australian) — 4.5%
2,623,274	Crusade Global Trust, Series 04-2, Class A1, 3 mo. LIBOR + .13%, 0.39%, due 11/19/37	2,570,368
5,853,374	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.33%, due 07/20/38	5,709,861
9,541,904	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.33%, due 04/19/38	9,223,147
1,576,193	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.81%, due 09/27/35	1,478,784
15,325,538	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.71%, due 03/14/36	14,240,490
1,011,200	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.71%, due 12/08/36	942,944
1,743,902	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.33%, due 05/27/38	1,608,750
1,295,775	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.35%, due 05/10/36	1,253,377
6,377,632	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.36%, due 06/14/37	6,066,218
3,025,809	Medallion Trust, Series 07-1G, Class A1, 3 mo. LIBOR + .04%, 0.29%, due 02/27/39	2,941,706
7,600,432	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.34%, due 10/20/37	7,392,608
9,595,972	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.33%, due 02/21/38	9,203,497
9,945,635	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.37%, due 06/12/40	9,482,974
953,881	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.59%, due 03/09/36	930,178
817,856	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.36%, due 01/12/37	800,354
7,001,970	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.31%, due 05/21/38	6,721,891

	Total Residential Mortgage-Backed Securities (Australian)	80,567,147

	Residential Mortgage-Backed Securities (European) — 6.1%
10,053,680	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.42%, due 09/20/66	8,717,043
23,971,723	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.38%, due 01/13/39	22,053,985
4,069,568	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.24%, due 12/20/54	3,910,855

2,276,907	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 0.45%, due 09/20/44	2,212,015
6,666,667	Holmes Master Issuer Plc, Series 07-2A, Class 3A1, 3 mo. LIBOR + .08%, 0.36%, due 07/15/21	6,646,667
10,148,245	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.37%, due 12/10/43	9,260,274
3,301,760	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.45%, due 12/21/37	3,219,216
6,220,338	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.68%, due 05/15/34	5,538,589
10,630,995	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.37%, due 11/15/38	8,797,148
6,175,608	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.41%, due 09/15/39	5,106,611
26,600,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.39%, due 07/15/33	26,114,284
6,400,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.36%, due 10/15/33	6,366,080

	Total Residential Mortgage-Backed Securities (European)	107,942,767

	Residential Mortgage-Backed Securities (United States) — 0.1%
528,945	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.49%, due 08/25/35	351,748
2,651,829	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.44%, due 02/26/34	2,033,207

	Total Residential Mortgage-Backed Securities (United States)	2,384,955

	Student Loans — 6.3%
20,300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.52%, due 01/25/24	20,300,000
579,035	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.28%, due 01/25/23	578,514
986,267	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.33%, due 06/25/21	985,577
3,431,184	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.33%, due 08/25/23	3,374,569
9,600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.39%, due 12/23/19	9,439,968
10,984,192	SLM Student Loan Trust, Series 05-1, Class A2, 3 mo. LIBOR + .08%, 0.35%, due 04/27/20	10,822,032
24,600,000	SLM Student Loan Trust, Series 05-3, Class A4, 3 mo. LIBOR + .07%, 0.34%, due 04/27/20	24,300,126
6,830,511	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.34%, due 09/15/22	6,728,054
19,359,905	SLM Student Loan Trust, Series 07-2, Class A2, 3 mo. LIBOR, 0.27%, due 07/25/17	19,172,307
5,500,000	SLM Student Loan Trust, Series 07-6, Class A2, 3 mo. LIBOR + .25%, 0.52%, due 01/25/19	5,479,375
10,800,000	SLM Student Loan Trust, Series 08-6, Class A3, 3 mo. LIBOR + .75%, 1.02%, due 01/25/19	10,891,125

	Total Student Loans	112,071,647

	Time Share — 0.1%
2,262,755	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.20%, due 02/20/20	2,330,637

	Total Asset-Backed Securities	1,721,597,129

	U.S. Government Agency — 1.8%
11,625,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR + .15%, 0.56%, due 10/29/26 (a)	10,802,919
13,825,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR -0.02%, 0.39%, due 02/01/25 (a)	12,813,985
380,050	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + .35%, 0.45%, due 05/01/14 (a)	373,528
8,812,500	Agency for International Development Floater (Support of Tunisia), 6 mo. LIBOR, 0.41%, due 07/01/23 (a)	8,250,083

	Total U.S. Government Agency	32,240,515

	TOTAL DEBT OBLIGATIONS (COST $2,140,296,854)	1,753,837,644

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.1%

	Money Market Funds — 1.1%
21	State Street Institutional Liquid Reserves Fund-Institutional Class	21
20,035,830	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	20,035,830

TOTAL SHORT-TERM INVESTMENTS (COST $20,035,851)	20,035,851

TOTAL INVESTMENTS — 99.8% (Cost $2,160,332,705)	1,773,873,495

Other Assets and Liabilities (net) — 0.2%	3,233,906

TOTAL NET ASSETS — 100.0%	$1,777,107,401

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
7/12/11	Deutsche Bank AG	EUR	30,000,000	$43,132,704	$873,204

Sales #
7/12/11	Deutsche Bank AG	EUR	30,000,000	$43,132,704	$711,096

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Swap Agreements
Credit Default Swaps

Maximum Potential
					Implied		Amount of Future
Notional	Expiration		Receive	Annual	Credit	Deliverable	Payments by the Fund	Market
Amount	Date	Counterparty	(Pay) ^	Premium	Spread (1)	on Default	Under the Contract (2)	Value
31,000,000 USD	3/20/2013	Morgan Stanley Capital Services Inc.	Receive	0.25%	0.67%	MS Synthetic 2006-1	31,000,000 USD	$(223,662)

							Premiums to (Pay) Receive	$—

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
As of May 31, 2011, for forward currency contracts, futures contracts, swap agreements, written options, and reverse repurchase agreements, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
CapMAC — Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.
CDO — Collateralized Debt Obligation
CMBS — Commercial Mortgage Backed Security
FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA — Insured as to the payment of principal and interest by Financial Security Assurance.
LIBOR — London Interbank Offered Rate
MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.
RMBS — Residential Mortgage Backed Security
XL — Insured as to the payment of principal and interest by XL Capital Assurance.
The rates shown on variable rate notes are the current interest rates at May 31, 2011, which are subject to change based on the terms of the security.

§	These securities were categorized as high yield as a result of being rated below investment grade at issuance.

♦	These securities are primarily backed by subprime mortgages.
(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

EUR — Euro

USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 2,159,784,360	$13,042,935	$(398,953,800)	$(385,910,865)

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 2.5% of net assets. The Fund classifies such securities (as defined below) as Level 3. During the period ended May 31, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of May 31, 2011, the total value of securities held for which no alternative pricing source was available represented 10.7% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using indicative quotes received from primary pricing sources. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR Rate. The Fund also used third party valuation services to value credit default swaps using unobservable inputs.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$559,154,930	$1,162,442,199	$1,721,597,129
U.S. Government Agency	—	—	32,240,515	32,240,515

TOTAL DEBT OBLIGATIONS	—	559,154,930	1,194,682,714	1,753,837,644

Short-Term Investments	20,035,851	—	—	20,035,851

Total Investments	20,035,851	559,154,930	1,194,682,714	1,773,873,495

Derivatives *
Forward Currency Contracts
Foreign currency risk	—	1,584,300	—	1,584,300

Total	$20,035,851	$560,739,230	$1,194,682,714	$1,775,457,795

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives *
Swap Agreements
Credit risk	$—	$—	$(223,662)	$(223,662)

Total	$—	$—	$(223,662)	$(223,662)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The aggregate net values of the Fund’s direct investments in securities and other financial instruments using Level 3 inputs were 67.2% and (0.1)% of total net assets, respectively.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
						Change in				(Depreciation)
	Balances			Accrued	Total	Unrealized				from Investments
	as of February			Discounts/	Realized	Appreciation	Transfers	Transfers out	Balances as of	Held as of May
	28, 2011	Purchases	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	into Level 3*	of Level 3*	May 31, 2011	31, 2011
Debt Obligations
Asset-Backed Securities	$1,361,784,127	$—	$(198,796,910)	$55,618	$(5,247,991)	$4,647,355	$—	$—	$1,162,442,199	$(1,207,619)
U.S. Government Agency	32,607,449	—	(438,342)	6,777	966	63,665	—	—	32,240,515	63,665
Swap Agreements	(254,652)	—	(19,590)	—	19,590	30,990	—	—	(223,662)	30,990

Total	$1,394,136,924	$—	$(199,254,842)	$62,395	$(5,227,435)	$4,742,010	$—	$—	$1,194,459,052	$(1,112,964)

*	The fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the period.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans).
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Market Disruption and Geopolitical Risk (the risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by redeeming Fund shares in large amounts and/or on a frequent basis); and Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations).
A significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended May 31, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used swap agreements to achieve exposure to a reference entity’s credit. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$1,584,300	$—	$—	$—	$1,584,300

Total	$—	$1,584,300	$—	$—	$—	$1,584,300

Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$(223,662)	$—	$—	$(223,662)

Total	$—	$—	$(223,662)	$—	$—	$(223,662)

The volume of derivative activity, based on absolute values (forward currency contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Forward
	Currency	Swap
	Contracts	Agreements
Average amount outstanding	$57,726,247	$31,000,000

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
3,872,715	GMO Short-Duration Collateral Fund	34,699,526

	TOTAL MUTUAL FUNDS (COST $32,078,477)	34,699,526

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
50,844	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	50,844

	TOTAL SHORT-TERM INVESTMENTS (COST $50,844)	50,844

	TOTAL INVESTMENTS — 100.1% (Cost $32,129,321)	34,750,370

	Other Assets and Liabilities (net) — (0.1%)	(50,105)

	TOTAL NET ASSETS — 100.0%	$34,700,265

As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 33,199,131	$1,551,239	$—	$1,551,239
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Short-Duration Collateral Fund	$34,983,226	$4,965,000	$300,000	$34,100	$—	$4,980,588	$34,699,526

Totals	$34,983,226	$4,965,000	$300,000	$34,100	$—	$4,980,588	$34,699,526

*	The table above included estimated sources of all distributions paid by GMO Short-Duration Collateral Fund (“SDCF”) during the period March 1, 2011 through May 31, 2011. The actual tax characterization of distributions paid by SDCF will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.

Portfolio valuation

GMO Short-Duration Collateral Share Fund (the “Fund”) invests substantially all of its assets in GMO Short-Duration Collateral Fund (“SDCF”) (an arrangement often referred to as a “master-feeder” structure) and, to a limited extent, in cash and cash equivalents.

Shares of SDCF are generally valued at their net asset value. Investments held by SDCF are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. In addition, although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 2.5% of net assets. SDCF classifies such securities (as defined below) as Level 3. During the period ended May 31, 2011, the Manager has evaluated SDCF’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty.

Typically SDCF values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for other securities held by SDCF, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by SDCF. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of May 31, 2011, the total value of securities held indirectly for which no alternative pricing source was available represented 10.7% of the net assets of the Fund.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund and SDCF disclose the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$34,699,526	$—	$—	$34,699,526
Short-Term Investments	50,844	—	—	50,844

Total	$34,750,370	$—	$—	$34,750,370

SDCF is classified as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of SDCF, please refer to the portfolio valuation notes in SDCF’s financial statements. The aggregate net value of the Fund’s indirect investments in securities and other financial instruments using Level 3 inputs were 67.2% and (0.1)% of total net assets, respectively.

For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.

The Fund held no direct investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in SDCF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through SDCF, which include those outlined in the following brief summary of principal risks. The Fund and SDCF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of SDCF’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent SDCF from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for SDCF because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans).

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of SDCF’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

A significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned by SDCF that were once rated investment grade are now rated below investment grade as of the date of this report.

The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

Derivative financial instruments

At May 31, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by SDCF, if any, please refer to SDCF’s’ Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Investment Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 9.2%

	U.S. Government Agency — 9.2%
35,000	Agency for International Development Floater (Support of Botswana), 6 mo. U.S. Treasury Bill + .40%, 0.50%, due 10/01/12(a)	34,511
227,025	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.50%, due 10/01/12(a)	225,146
88,119	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.15%, due 10/01/11(a)	87,692
17,971	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.45%, due 05/01/14(a)	17,663
187,844	Small Business Administration Pool #502320, Prime - 2.19%, 1.06%, due 08/25/18	188,522

	Total U.S. Government Agency	553,534

	TOTAL DEBT OBLIGATIONS (COST $556,262)	553,534

Shares	Description	Value ($)

	MUTUAL FUNDS — 91.0%

	Affiliated Issuers — 91.0%
231,576	GMO Short-Duration Collateral Fund	2,074,922
9,192	GMO Special Purpose Holding Fund(b)	4,320
134,971	GMO U.S. Treasury Fund	3,375,628

	TOTAL MUTUAL FUNDS (COST $5,914,591)	5,454,870

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
9,748	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	9,748

	TOTAL SHORT-TERM INVESTMENTS (COST $9,748)	9,748

	TOTAL INVESTMENTS — 100.4% (Cost $6,480,601)	6,018,152

	Other Assets and Liabilities (net) — (0.4%)	(25,080)

	TOTAL NET ASSETS — 100.0%	$5,993,072

Notes to Schedule of Investments:

C.A.B.E.I. — Central American Bank for Economic Integration

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Underlying investment represents interests in defaulted claims. See “Other Matters” for additional information.
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 7,095,963	$5,048	$(1,082,859)	$(1,077,811)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Short-Duration Collateral Fund	$2,403,760	$—	$—	$2,271	$—	$331,715	$2,074,922
GMO Special Purpose Holding Fund	4,596	—	—	—	—	—	4,320
GMO U.S. Treasury Fund	2,863,916	—	510,495	695	—	—	$3,375,628

Totals	$5,272,272	$—	$510,495	$2,966	$—	$331,715	$5,454,870

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through May 31, 2011. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 7.0% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 6.9% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using indicative quotations received from primary pricing sources. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR Rate.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
U.S. Government Agency	$—	$—	$553,534	$553,534

TOTAL DEBT OBLIGATIONS	—	—	553,534	553,534

Mutual Funds	5,450,550	4,320	—	5,454,870
Short-Term Investments	9,748	—	—	9,748

Total Investments	5,460,298	4,320	553,534	6,018,152

Total	$5,460,298	$4,320	$553,534	$6,018,152

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 32.5% and (0.1)% of total net assets, respectively.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
						Change in				(Depreciation)
	Balances as			Accrued	Total	Unrealized			Balances as	from Investments
	of February			Discounts/	Realized	Appreciation	Transfers	Transfers out	of May 31,	Still Held as of
	28, 2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	into Level 3*	of Level 3*	2011	May 31, 2011
Debt Obligations
U.S. Government Agency	$731,636	$—	$(179,053)	$394	$18	$539	$—	$—	$553,534	$539

Total	$731,636	$—	$(179,053)	$394	$18	$539	$—	$—	$553,534	$539

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value beginning of the period and transferred out of Level 3 at the value at the end of the period.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund and GMO Short-Duration Collateral Fund (“SDCF”) are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset backed and other fixed income securities.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans).
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of an underlying fund’s securities); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by redeeming Fund shares in large amounts and/or on a frequent basis).
A significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
At May 31, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Special Purpose Holding Fund
(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Par Value ($)/Shares	Description	Value ($)

	DEBT OBLIGATIONS — 0.0% (a)

	Asset-Backed Securities — 0.0%

	Health Care Receivables — 0.0%
	Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A (b)(c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 00-3 Class A (b)(c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 02-1 Class A (b)(c)	—

		—

	Total Asset-Backed Securities	—

	TOTAL DEBT OBLIGATIONS (COST $0)	—

	SHORT-TERM INVESTMENTS — 9.8%

	Money Market Funds — 9.8%
12,634	State Street Institutional Liquid Reserves Fund-Institutional Class	12,634
12,633	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	12,633

	TOTAL SHORT-TERM INVESTMENTS (COST $25,267)	25,267

	TOTAL INVESTMENTS — 9.8% (Cost $25,267)	25,267

	Other Assets and Liabilities (net) — 90.2%	232,564	*

	TOTAL NET ASSETS — 100.0%	$257,831

*	For details on the composition of the balance see the basis of presentation and principles of consolidation footnote.

Notes to Consolidated Schedule of Investments:

(a)	Owned by GMO SPV I, LLC. GMO SPV I, LLC is a 74.9% held subsidiary of GMO Special Purpose Holding Fund.

(b)	Security in default.

(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$ 25,267	$—	$—	$—

Basis of presentation and principles of consolidation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.

The accompanying consolidated schedule of investments consists primarily of the Fund and its majority owned investment in units of GMO SPV I, LLC (“SPV”) a special purpose vehicle that holds an interest in liquidating trusts, relating to certain defaulted asset-backed securities (the “NPF securities”) issued by NPF VI, Inc. and NPF XII, Inc. All significant interfund investments have been eliminated in consolidation.

The Fund has litigation pending against various entities related to the default of the NPF securities. The outcome of the lawsuit is not known and any potential recoveries are not reflected in the net asset value of the Fund.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, 0.00% of the net assets of the Fund were valued using fair value prices. The Fund classifies such securities as Level 3.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: Consistent with U.S. GAAP, the Fund valued potential litigation recoveries with respect to the bankruptcy proceedings at zero. The Fund considered interests related to bankruptcy proceedings to be worthless.

The following is a summary of the respective levels assigned to the Fund’s investments as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
Debt Obligations	$—	$—	$0	*	$0
Short-Term Investments	25,267	—	—		25,267

Total Investments	$25,267	$—	$0	*	$25,267

*	Represents the interest in securities that are defaulted and have no value at May 31, 2011 or February 28, 2011.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Litigation-Related Risk — The ultimate amount of the Fund’s recovery (through its investment in SPV) of losses on the defaulted NPF Securities and the total costs the Fund may incur with respect to its funding of litigation related to the NPF Securities is unknown at this time. Therefore, the Fund is subject to the risk that SPV may ultimately be unable to recover certain losses related to the NPF Securities.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Liquidity risk is particularly pronounced for the Fund due to the nature and size of its investment in the NPF Securities (through the SPV). The Fund may be exposed (through the SPV) to the NPF Securities for an indefinite period of time and may experience a substantial loss in the event the SPV sells the NPF Securities.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Credit Risk — This is the risk that the issuer or guarantor of a fixed income security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
Other principal risks of an investment in the Fund include Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally) and Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations).
Derivative financial instruments
At May 31, 2011, the Fund held no derivative financial instruments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Special Situations Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares/Par Value ($)	Description	Value ($)

	Common Stocks — 0.2%

	Canada — 0.2%
223,187	Timberwest Forest Corp. *	1,402,910

	TOTAL COMMON STOCKS (COST $832,131)	1,402,910

	DEBT OBLIGATIONS — 1.4%

	Convertible Debt — 0.2%
CAD 669,455	Timberwest Forest Corp., 9.00%, due 02/11/14	1,284,930

	Corporate Debt — 1.2%
9,357,734	CIT Group, Inc., 7.00%, due 05/01/14	9,485,934

	TOTAL DEBT OBLIGATIONS (COST $9,988,503)	10,770,864

Shares	Description	Value ($)

	MUTUAL FUNDS — 83.9%

	Affiliated Issuers — 83.9%
25,023,831	GMO U.S. Treasury Fund	625,846,004

	TOTAL MUTUAL FUNDS (COST $625,675,838)	625,846,004

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 14.1%

	Money Market Funds — 9.9%
73,527,420	State Street Institutional Treasury Money Market Fund-Institutional Class	73,527,420

	Time Deposits — 4.2%
31,449,355	State Street Eurodollar Time Deposit, 0.01%, due 06/01/11	31,449,355

	TOTAL SHORT-TERM INVESTMENTS (COST $104,976,775)	104,976,775

	TOTAL INVESTMENTS — 99.6% (Cost $741,473,247)	742,996,553

	Other Assets and Liabilities (net) — 0.4%	3,133,723

	TOTAL NET ASSETS — 100.0%	$746,130,276

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
6/17/11	Barclays Bank PLC	JPY	5,882,911,740	$72,177,532	$802,028
6/17/11	Deutsche Bank AG	JPY	7,700,747,480	94,480,585	1,031,377
6/17/11	Bank of America, N.A.	JPY	78,311,991	960,811	10,857
6/17/11	Bank of New York Mellon	JPY	5,864,827,789	71,955,659	796,109
7/19/11	Deutsche Bank AG	KRW	179,865,270,000	166,145,782	1,999,190
6/17/11	Brown Brothers Harriman & Co.	SGD	57,416,745	46,553,832	541,294
6/17/11	Bank of America, N.A.	SGD	46,187,204	37,448,854	442,249

6/17/11	Deutsche Bank AG	SGD	104,131,800	84,430,671	1,091,895

				$574,153,726	$6,714,999

Sales #
6/17/11	Barclays Bank PLC	AUD	3,375,000	$3,596,783	$(78,885)
6/17/11	Bank of New York Mellon	AUD	3,375,022	3,596,806	(68,727)
6/17/11	JPMorgan Chase Bank, N.A.	AUD	75,631,133	80,601,106	(1,608,169)
6/17/11	Bank of America, N.A.	AUD	151,262,267	161,202,213	(3,285,919)
6/17/11	Brown Brothers Harriman & Co.	CHF	71,091,826	83,359,476	(5,855,767)
6/17/11	Royal Bank of Scotland PLC	CHF	35,349,441	41,449,363	(2,697,508)
6/17/11	Barclays Bank PLC	JPY	5,882,911,740	72,177,532	(1,450,331)
6/17/11	Bank of New York Mellon	JPY	5,864,827,789	71,955,659	(1,436,547)
6/17/11	Brown Brothers Harriman & Co.	JPY	2,954,444,059	36,248,118	(728,581)
6/17/11	Deutsche Bank AG	JPY	7,700,747,480	94,480,585	(1,809,914)
6/17/11	Bank of America, N.A.	JPY	4,081,282,051	50,073,310	(1,017,317)
6/17/11	State Street Bank and Trust Company	JPY	2,911,962,215	35,726,908	(730,096)

				$734,467,859	$(20,767,761)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Swap Agreements
Forward Starting Dividend Swaps

Notional		Starting	Expiration				Market
Amount		Date	Date	Counterparty	Fund Pays	Fund Receives	Value
686,006	EUR	12/19/2014	12/18/2015	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	$367,394

5,436,000	EUR	12/16/2016	12/15/2017	BNP Paribas	60,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	60,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	1,561,925
2,020,000	EUR	12/18/2015	12/16/2016	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	971,380
1,007,000	EUR	12/15/2017	12/21/2018	BNP Paribas	10,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	10,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	136,453
2,072,500	EUR	12/15/2017	12/21/2018	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	847,148
2,065,000	EUR	12/15/2017	12/21/2018	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	855,676
2,062,500	EUR	12/15/2017	12/21/2018	BNP Paribas	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	858,519
2,729,225	EUR	12/21/2018	12/20/2019	BNP Paribas	30,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	30,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	338,367

							$5,936,862

					Premiums to (Pay) Receive		$—

Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
840,000,000	JPY	10/22/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	$148,502
840,000,000	JPY	10/26/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	149,532
840,000,000	JPY	10/26/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	147,512
840,000,000	JPY	10/27/2020	Citibank N.A.	(Pay)	0.99%	6 Month JPY BBA LIBOR	136,145
2,740,000,000	JPY	11/1/2020	Morgan Stanley Capital Services Inc.	(Pay)	1.04%	6 Month JPY BBA LIBOR	295,359

							$877,050

					Premiums to (Pay) Receive		$—

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value
22,880,766	USD	5/16/2012	Goldman Sachs International	Return on Europe Equity Basket Swap	1 Month Federal Funds Effective Rate -.33%	$(753,832)
9,146,182	USD	5/16/2012	Goldman Sachs International	Return on U.S. Equity Basket Swap	1 Month Federal Funds Effective Rate -.33%	(405,603)
51,059,520	USD	5/16/2012	Goldman Sachs International	Return on Asia Equity Basket Swap	1 Month Federal Funds Effective Rate -.68%	(2,020,306)
3,123,004	USD	5/17/2012	Morgan Stanley & Co. International PLC	Return on Industrial and Commercial Bank of China Ltd. -Class H	1 Month Federal Funds Effective Rate -.40%	(129,870)
4,400,000	EUR	12/18/2015	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2015 Dividend Future	Appreciation of EURO STOXX 50 December 2015 Dividend Future	1,791,679
8,880,000	EUR	12/16/2016	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2016 Dividend Future	Appreciation of EURO STOXX 50 December 2016 Dividend Future	3,396,275
9,125,000	EUR	12/15/2017	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2017 Dividend Future	Appreciation of EURO STOXX 50 December 2017 Dividend Future	3,072,477
2,585,250	EUR	12/15/2017	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2017 Dividend Future	Appreciation of EURO STOXX 50 December 2017 Dividend Future	654,718

2,663,701	EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	545,705
904,250	EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	125,935
275,860	EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	24,695
789,000	EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	80,949
547,500	EUR	12/21/2018	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	23,026
881,250	EUR	12/20/2019	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(50,728)
5,587,500	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	1,698,857
2,937,000	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	643,277
3,037,500	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	498,648
552,500	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	16,550

						$9,212,452

				Premiums to (Pay) Receive		$—

As of May 31, 2011, for futures contracts, swap agreements, written options, and reverse repurchase agreements, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BBA — British Banks Association

LIBOR — London Interbank Offered Rate

* Non-income producing security.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
EUR — Euro
JPY — Japanese Yen
KRW — South Korean Won
SGD — Singapore Dollar
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 741,473,247	$1,523,306	$—	$1,523,306
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury
Fund	$659,449,307	$146,477	$34,000,000	$146,477	$—	$625,846,004

Totals	$659,449,307	$146,477	$34,000,000	$146,477	$—	$625,846,004

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtain from an independent pricing service. During the period ended May 31, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.

Security Type*	Percentage of Net Assets of the Fund

Swap Agreements	(0.4)%

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. Inputs may also include: fair value adjustments provided by an independent pricing service applied to foreign equity securities (including the fair value of equity securities that underlie futures and derivatives) due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Canada	$1,402,910	$—	$—	$1,402,910

TOTAL COMMON STOCKS	1,402,910	—	—	1,402,910

Debt Obligations
Convertible Debt	—	1,284,930	—	1,284,930
Corporate Debt	—	9,485,934	—	9,485,934

TOTAL DEBT OBLIGATIONS	—	10,770,864	—	10,770,864

Mutual Funds	625,846,004	—	—	625,846,004
Short-Term Investments	104,976,775	—	—	104,976,775

Total Investments	732,225,689	10,770,864	—	742,996,553

Derivatives*
Forward Currency Contracts
Foreign Currency risk	—	6,714,999	—	6,714,999
Swap Agreements
Equity risk	—	18,509,653	—	18,509,653
Interest risk	—	877,050	—	877,050

Total	$732,225,689	$36,872,566	$—	$769,098,255

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign Currency risk	$—	$(20,767,761)	$—	$(20,767,761)
Swap Agreements
Equity risk	—	(3,360,339)	—	(3,360,339)

Total	$—	$(24,128,100)	$—	$(24,128,100)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the period.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Customized Investment Program Risk — Because the Fund is intended to complement the Manager’s asset allocation strategies, the risks associated with the Fund’s investments often will be far greater (and investment returns may be far more volatile) than if the Fund served as a stand-alone investment vehicle.

• Management and Operational Risk — The Fund runs the risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations. In addition, management risk may be particularly pronounced for the Fund because the Fund does not seek to control risk relative to a particular securities market index or benchmark.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The risks of derivatives are particularly pronounced for the Fund because it uses a variety of exchange-traded and over-the-counter derivatives to implement its investment program.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. The Fund is not limited in the extent to which it uses derivatives. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
Other principal risks of an investment in the Fund include Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and manage against anticipated currency exchange rate changes. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2011, the Fund used purchased option contracts to adjust exposure of the portfolio to various fixed income and equity markets. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
Forward starting dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used swap agreements to adjust interest rate exposure, its exposure to certain securities markets, and its exposure to certain companies and industries, as well as to hedge some or all of the broad market exposure of the assets in which the Fund invests and manage the duration of the portfolio. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$6,714,999	$—	$—	$—	$6,714,999
Unrealized appreciation on swap agreements	877,050	—	—	18,509,653	—	19,386,703

Total	$877,050	$6,714,999	$—	$18,509,653	$—	$26,101,702

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(20,767,761)	$—	$—	$—	$(20,767,761)
Unrealized depreciation on swap agreements	—	—	—	(3,360,339)	—	(3,360,339)

Total	$—	$(20,767,761)	$—	$(3,360,339)	$—	$(24,128,100)

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), or notional amounts (swap agreements), outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Forward
	Currency	Swap	Futures
	Contracts	Agreements	Contracts
Average amount outstanding	$1,144,808,919	$212,154,657	$178,759,370

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Par Value ($)		Description	Value ($)

		DEBT OBLIGATIONS — 12.0%

		United States — 12.0%

		U.S. Government — 12.0%
78,439,838		U.S. Treasury Inflation Indexed Note, 2.00% , due 04/15/12(a)(b)	80,872,727
50,000,000		U.S. Treasury Note, 0.38% , due 09/30/12	50,064,450
33,000,000		U.S. Treasury Note, 1.38% , due 01/15/13(b)	33,545,259
150,000,000		U.S. Treasury Note, 1.75% , due 01/31/14(b)	154,300,800

			318,783,236

		Total United States	318,783,236

		TOTAL DEBT OBLIGATIONS (COST $317,567,111)	318,783,236

Shares		Description	Value ($)

		MUTUAL FUNDS — 86.0%

		United States — 86.0%

		Affiliated Issuers
8,160,326		GMO Emerging Country Debt Fund, Class IV	78,175,919
105,394,919		GMO Short-Duration Collateral Fund	944,338,476
29,216,898		GMO U.S. Treasury Fund	730,714,612
23,817,449		GMO World Opportunity Overlay Fund	542,799,661

		Total United States	2,296,028,668

		TOTAL MUTUAL FUNDS (COST $2,391,039,308)	2,296,028,668

Contracts		Description	Value ($)

		OPTIONS PURCHASED — 0.4%

		Options on Interest Rate Swaps — 0.4%
NZD 500,000,000	NZD	Swaption Call, Expires 05/11/12, Strike 3.63%, (OTC) (CP — Morgan Stanley Capital Services Inc.)(c)	818,053
NZD 500,000,000	NZD	Swaption Call, Expires 03/26/12, Strike 3.80%, (OTC) (CP — Morgan Stanley Capital Services Inc.)(d)	1,134,718
NZD 500,000,000	NZD	Swaption Call, Expires 03/27/12, Strike 3.80%, (OTC) (CP — Morgan Stanley Capital Services Inc.)(e)	1,134,306
NZD 500,000,000	NZD	Swaption Call, Expires 02/15/12, Strike 4.22%, (OTC) (CP — Morgan Stanley Capital Services Inc.)(f)	2,335,820
USD 500,000,000	USD	Swaption Call, Expires 01/23/12, Strike 0.85%, (OTC) (CP — Citibank N.A.)(g)	1,453,000
USD 500,000,000	USD	Swaption Call, Expires 01/22/13, Strike 0.85%, (OTC) (CP — Citibank N.A.)(h)	581,000
USD 1,000,000,000	USD	Swaption Call, Expires 01/25/12, Strike 0.90%, (OTC) (CP — Merrill Lynch Capital Services Inc.)(i)	3,276,000
USD 400,000,000	USD	Swaption Call, Expires 05/21/12, Strike 0.77%, (OTC) (CP — Merrill Lynch Capital Services Inc.)(j)	741,600
USD 400,000,000	USD	Swaption Call, Expires 05/20/13, Strike 0.77%, (OTC) (CP — Merrill Lynch Capital Services Inc.)(k)	393,600

			11,868,097

		TOTAL OPTIONS PURCHASED (COST $8,775,417)	11,868,097

Shares/Par
Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.2%

		Money Market Funds — 0.2%
4,020,057		State Street Institutional Treasury Plus Money Market Fund-Institutional Class	4,020,057

		U.S. Government — 1.0%
27,300,000		U.S. Treasury Bill, 0.11%, due 01/12/12(b)(l)	27,281,764

TOTAL SHORT-TERM INVESTMENTS (COST $31,278,285)	31,301,821

TOTAL INVESTMENTS — 99.6% (Cost $2,748,660,121)	2,657,981,822

Other Assets and Liabilities (net) — 0.4%	10,377,071

TOTAL NET ASSETS — 100.0%	$2,668,358,893

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
12,845	Australian Government Bond 10 Yr.	June 2011	$1,455,696,582	$27,238,341
17,300	Euro Dollar 90 Day	December 2011	4,307,700,000	9,690,249

			$5,763,396,582	$36,928,590

Sales
9,013	Euro Dollar 90 Day	March 2012	$2,242,209,075	$(29,123,097)
8,287	Euro Dollar 90 Day	December 2012	2,048,753,575	(13,529,577)

			$4,290,962,650	$(42,652,674)

Written Options
A summary of open written option contracts for the Fund at May 31, 2011 is as follows:
Options on Interest Rate Swaps

					Description of underlying swap
	Notional		Expiration		Receive	Fixed	Variable
Description	Amount		Date	Counterparty	(Pay) #	Rate	Rate	Premiums	Market Value
Call — OTC 1 Year Interest Rate Swap	500,000,000	NZD	3/26/2012	Morgan Stanley Capital Services Inc.	(Pay)	2.80%	3 Month NZD Bank Bill	$(263,568)	$(74,631)
Call — OTC 1 Year Interest Rate Swap	500,000,000	NZD	3/26/2012	Morgan Stanley Capital Services Inc.	(Pay)	2.80%	3 Month NZD Bank Bill	(262,360)	(74,219)

Call — OTC 1 Year Interest Rate Swap	500,000,000	NZD	5/11/2012	Morgan Stanley Capital Services Inc.	(Pay)	3.13%	3 Month NZD Bank Bill	(354,780)	(260,589)

Call — OTC 1 Year Interest Rate Swap	500,000,000	NZD	2/15/2012	Morgan Stanley Capital Services Inc.	(Pay)	3.33%	3 Month NZD Bank Bill	(281,812)	(425,519)

Call — OTC 2 Year Interest Rate Swap	500,000,000	USD	1/23/2012	Citibank N.A.	(Pay)	0.85%	3 Month USD LIBOR	(200,000)	(1,028,000)

Call — OTC 2 Year Interest Rate Swap	400,000,000	USD	5/21/2012	Merrill Lynch Capital Services Inc.	(Pay)	0.77%	3 Month USD LIBOR	(310,000)	(435,200)

								$(1,672,520)	$(2,298,158)

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.

Swap Agreements
Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
100,000,000	AUD	8/25/2020	Barclays Bank PLC	Receive	5.27%	6 Month AUD Bank Bill Rate	$(3,588,901)
200,000,000	AUD	8/26/2020	Morgan Stanley Capital Services Inc.	Receive	5.26%	6 Month AUD Bank Bill Rate	(7,372,420)
200,000,000	AUD	8/30/2020	Morgan Stanley Capital Services Inc.	Receive	5.25%	6 Month AUD Bank Bill Rate	(7,535,076)
300,000,000	AUD	9/20/2020	Morgan Stanley Capital Services Inc.	Receive	5.58%	6 Month AUD Bank Bill Rate	(3,683,610)
200,000,000	AUD	9/22/2020	Morgan Stanley Capital Services Inc.	Receive	5.65%	6 Month AUD Bank Bill Rate	(1,373,573)
100,000,000	AUD	12/2/2020	Barclays Bank PLC	Receive	5.95%	6 Month AUD Bank Bill Rate	1,594,228
100,000,000	AUD	12/9/2020	Barclays Bank PLC	Receive	6.05%	6 Month AUD Bank Bill Rate	2,301,232
100,000,000	AUD	12/9/2020	Credit Suisse International	Receive	6.11%	6 Month AUD Bank Bill Rate	2,810,522
200,000,000	AUD	4/5/2021	Morgan Stanley Capital Services Inc.	Receive	6.06%	6 Month AUD Bank Bill Rate	4,860,462
100,000,000	NZD	7/14/2015	Barclays Bank PLC	Receive	4.87%	3 Month NZD Bank Bill Rate	2,061,139
100,000,000	NZD	7/15/2015	Barclays Bank PLC	Receive	4.86%	3 Month NZD Bank Bill Rate	2,043,834

100,000,000	NZD	7/15/2015	Citibank N.A.	Receive	4.85%	3 Month NZD Bank Bill Rate	2,020,284
125,000,000	NZD	7/16/2015	Merrill Lynch Capital Services	Receive	4.86%	3 Month NZD Bank Bill Rate	2,571,388
900,000,000	USD	7/26/2013	Deutsche Bank AG	(Pay)	1.10%	3 Month USD LIBOR	(6,316,630)
1,530,000,000	USD	8/12/2013	Morgan Stanley Capital Services Inc.	(Pay)	0.95%	3 Month USD LIBOR	(5,303,739)
843,000,000	USD	6/13/2016	JPMorgan Chase Bank, N.A.	(Pay)	2.47%	3 Month USD LIBOR	(21,529,138)
381,000,000	USD	7/26/2016	Deutsche Bank AG	Receive	2.52%	3 Month USD LIBOR	9,025,827
630,000,000	USD	8/12/2016	Morgan Stanley Capital Services Inc.	Receive	2.26%	3 Month USD LIBOR	5,998,494
581,000,000	USD	6/13/2021	Citibank N.A.	Receive	3.58%	3 Month USD LIBOR	21,217,393
465,000,000	USD	6/13/2021	JPMorgan Chase Bank, N.A.	Receive	3.57%	3 Month USD LIBOR	16,672,932
289,000,000	USD	6/13/2041	Citibank N.A.	(Pay)	4.20%	3 Month USD LIBOR	(11,468,374)

							$5,006,274

Premiums to (Pay) Receive							$—

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
As of May 31, 2011, for forward currency contracts, futures contracts, swap agreements, written options and reverse repurchase agreements, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
CP — Counterparty
OTC — Over-the-Counter
USD LIBOR — London Interbank Offered Rate denominated in United States Dollars.
(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)	All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts, collateral requirements on swap contracts, forward currency contracts, and written options, if any.

(c)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 500,000,000 NZD in which it will pay 3 month NZD Bank Bill and will receive 3.63%, maturing on May 15, 2013.

(d)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 500,000,000 NZD in which it will pay 3 month NZD Bank Bill and will receive 3.80%, maturing on March 28, 2013.

(e)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 500,000,000 NZD in which it will pay 3 month NZD Bank Bill and will receive 3.80%, maturing on March 28, 2013.

(f)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 500,000,000 NZD in which it will pay 3 month NZD Bank Bill and will receive 4.22%, maturing on February 16, 2013.

(g)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 500,000,000 USD in which it will pay 3 month USD LIBOR and will receive 0.85%, maturing on January 25, 2013.

(h)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 500,000,000 USD in which it will pay 3 month USD LIBOR and will receive 0.85%, maturing on January 24, 2014.

(i)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 1,000,000,000 USD in which it will pay 3 month USD LIBOR and will receive 0.90%, maturing on January 27, 2013.

(j)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 400,000,000 USD in which it will pay 3 month USD LIBOR and will receive 0.77%, maturing on May 23, 2013.

(k)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 400,000,000 USD in which it will pay 3 month USD LIBOR and will receive 0.77%, maturing on May 22, 2014.

(l)	Rate shown represents yield-to-maturity.
Currency Abbreviations:
AUD — Australian Dollar
NZD — New Zealand Dollar
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 2,769,874,975	$5,497,714	$(117,390,867)	$(111,893,153)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class IV	$74,177,360	$—	$—	$—	$—	$—	$78,175,919
GMO Short-Duration Collateral fund	1,093,999,261	—	—	1,033,627	—	150,970,328	944,338,476
GMO U.S. Treasury Fund	639,615,835	170,065,000	79,250,000	157,637	—	—	730,714,612
GMO World Opportunity Overlay Fund	539,186,004	1,000,000	—	—	—	—	542,799,661

Totals	$2,346,978,460	$171,065,000	$79,250,000	$1,191,264	$—	$150,970,328	$2,296,028,668

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through May 31, 2011. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.0% of net assets. The underlying funds classify such securities (as defined below) as Level 3. During the period ended May 31, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 5.2% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
U.S. Government	$237,910,509	$80,872,727	$—	$318,783,236

TOTAL DEBT OBLIGATIONS	237,910,509	80,872,727	—	318,783,236

Mutual Funds	2,296,028,668	—	—	2,296,028,668
Options Purchased	—	11,868,097	—	11,868,097
Short-Term Investments	31,301,821	—	—	31,301,821

Total Investments	2,565,240,998	92,740,824	—	2,657,981,822

Derivatives *
Futures Contracts
Interest rate risk	36,928,590	—	—	36,928,590
Swap Agreements
Interest rate risk	—	73,177,735	—	73,177,735

Total	$2,602,169,588	$165,918,559	$—	$2,768,088,147

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives *
Written Options
Interest rate risk	$—	$(2,298,158)	$—	$(2,298,158)
Futures Contracts
Interest rate risk	(42,652,674)	—	—	(42,652,674)
Swap Agreements
Interest rate risk	—	(68,171,461)	—	(68,171,461)

Total	$(42,652,674)	$(70,469,619)	$—	$(113,122,293)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities and derivative financial instruments using Level 3 inputs were 32.0% and (0.1)% of total net assets, respectively.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no direct investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.
Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Currency Risk (risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
A significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended May 31, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2011, the Fund used purchased option contracts to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended May 31, 2011, the Fund used written option contracts to adjust interest rate exposure. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended May 31, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number of
	Amount of	of Futures		Amount of	Futures
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	—	—	$—	(1,000,000,000)	(3,000)	$(700,812)
Options written	—	—	—	(1,900,000,000)	—	(1,190,708)
Options bought back	—	—	—	—	3,000	219,000
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	(2,900,000,000)	—	$(1,672,520)

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used swap agreements to adjust interest rate exposure and adjust its exposure to certain markets. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$11,868,097	$—	$—	$—	$—	$11,868,097
Unrealized appreciation on futures contracts*	36,928,590	—	—	—	—	36,928,590
Unrealized appreciation on swap agreements	73,177,735	—	—	—	—	73,177,735

Total	$121,974,422	$—	$—	$—	$—	$121,974,422

Liabilities:
Written options outstanding	$(625,638)	$—	$—	$—	$—	$(625,638)
Unrealized depreciation on futures contracts*	(42,652,674)	—	—	—	—	(42,652,674)
Unrealized depreciation on swap agreements	(68,171,461)	—	—	—	—	(68,171,461)

Total	$(111,449,773)	$—	$—	$—	$—	$(111,449,773)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements	Options
Average amount outstanding	$845,984	$10,025,825,183	$7,488,703,626	$5,581,783,074

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 99.0%

	Affiliated Issuers — 99.0%
5,074,167	GMO Alpha Only Fund, Class IV	122,287,436
1,022,911	GMO Asset Allocation Bond Fund, Class VI	26,268,357
6,170,977	GMO Domestic Bond Fund, Class VI	26,103,233
1,165,088	GMO Emerging Country Debt Fund, Class IV	11,161,545
4,906,115	GMO Emerging Markets Fund, Class VI	74,965,430
3,914,163	GMO Flexible Equities Fund, Class VI	72,216,306
12,633,176	GMO International Growth Equity Fund, Class IV	315,576,735
13,169,880	GMO International Intrinsic Value Fund, Class IV	311,072,563
26,152,382	GMO Quality Fund, Class VI	571,168,024
3,312,269	GMO Special Situations Fund, Class VI	90,855,533
8,318,772	GMO Strategic Fixed Income Fund, Class VI	131,769,348
4,491,058	GMO U.S. Core Equity Fund, Class VI	56,003,498
384,516	GMO World Opportunity Overlay Fund	8,763,125

	TOTAL MUTUAL FUNDS (COST $1,522,069,146)	1,818,211,133

	DEBT OBLIGATIONS — 1.0%

	Asset-Backed Securities — 1.0%

	Auto Financing — 0.1%
600,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.55%, due 07/15/14	603,750
500,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.06%, due 11/10/14	503,670
700,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.45%, due 06/15/13	699,841

	Total Auto Financing	1,807,261

	Business Loans — 0.1%
883,854	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.58%, due 01/25/36	676,148
308,973	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.49%, due 05/15/32	282,710
570,743	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.44%, due 09/25/30	496,547

	Total Business Loans	1,455,405

	CMBS — 0.1%
600,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.33%, due 12/15/20	540,000
176,002	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	176,002
600,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .57%, 1.32%, due 03/06/20	594,000
220,520	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 6.05%, due 04/15/45	220,278
278,944	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.82%, due 05/12/39	278,860
305,856	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.29%, due 09/15/21	298,363

	Total CMBS	2,107,503

	Corporate Collateralized Debt Obligations — 0.1%

1,100,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.60%, due 06/20/13	1,062,050

	Credit Cards — 0.1%
800,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.20%, due 09/15/14	806,424
1,000,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.41%, due 06/16/14	1,000,070
700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.45%, due 09/15/17	702,044
100,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.35%, due 01/15/14	100,016

	Total Credit Cards	2,608,554

	Insured Auto Financing — 0.1%
631,599	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.01%, due 06/06/14	631,188
364,335	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.85%, due 10/15/14	363,996
700,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.40%, due 07/14/14	705,551

	Total Insured Auto Financing	1,700,735

	Insured Other — 0.1%
900,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	916,875

	Insured Residential Asset-Backed Securities (United States) ♦ — 0.0%
131,620	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.41%, due 11/25/35	97,399

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
449,984	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.35%, due 06/15/37	278,990

	Insured Time Share — 0.0%
210,375	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.20%, due 09/20/19	202,958

	Residential Asset-Backed Securities (United States) ♦ — 0.2%
429,057	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.29%, due 06/25/36	64,359
356,308	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.26%, due 11/25/36	210,221
193,576	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.38%, due 03/25/36	75,011
157,402	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.30%, due 09/25/36	56,664
182,030	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.41%, due 05/25/37	151,085
72,723	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.30%, due 10/25/36	72,243
599,104	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.49%, due 05/28/39	215,678
1,200,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.39%, due 02/25/37	738,000
20,357	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.73%, due 04/25/33	17,339
1,600,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.33%, due 02/25/37	1,296,000
1,038,510	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.31%, due 12/25/36	403,669
332,897	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.34%, due 03/25/36	186,422
330,775	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.29%, due 04/25/37	307,621

345,292	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.44%, due 01/25/36	321,121

	Total Residential Asset-Backed Securities (United States)	4,115,433

	Residential Mortgage-Backed Securities (Australian) — 0.0%
131,895	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.71%, due 12/08/36	122,993
111,493	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.59%, due 03/09/36	108,722
325,673	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.31%, due 05/21/38	312,646

	Total Residential Mortgage-Backed Securities (Australian)	544,361

	Residential Mortgage-Backed Securities (European) — 0.1%
466,982	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.38%, due 01/13/39	429,623
472,431	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.68%, due 05/15/34	420,652

	Total Residential Mortgage-Backed Securities (European)	850,275

	Student Loans — 0.0%
40,131	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.33%, due 08/25/23	39,468
600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.39%, due 12/23/19	589,998

	Total Student Loans	629,466

	Total Asset-Backed Securities	18,377,265

	Corporate Debt — 0.0%
147,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	156,555

	U.S. Government Agency — 0.0%
175,000	Agency for International Development Floater (Support of Morocco), 6 mo. U.S. Treasury Bill + .45%, 0.55%, due 11/15/14(a)	171,809
66,667	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.15%, due 01/01/12(a)	66,345

	Total U.S. Government Agency	238,154

	TOTAL DEBT OBLIGATIONS (COST $16,793,218)	18,771,974

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
58,412	State Street Institutional U.S. Government Money Market Fund-Institutional Class	58,412

	TOTAL SHORT-TERM INVESTMENTS (COST $58,412)	58,412

	TOTAL INVESTMENTS — 100.0% (Cost $1,538,920,776)	1,837,041,519

	Other Assets and Liabilities (net) — (0.0%)	(106,686)

	TOTAL NET ASSETS — 100.0%	$1,836,934,833

Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
CMBS — Commercial Mortgage Backed Security
FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA — Insured as to the payment of principal and interest by Financial Security Assurance.
LIBOR — London Interbank Offered Rate
MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.
MTN — Medium Term Note
The rates shown on variable rate notes are the current interest rates at May 31, 2011, which are subject to change based on the terms of the security.

♦ These securities are primarily backed by subprime mortgages.
(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,612,912,363	$226,708,370	$(2,579,214)	$224,129,156
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Alpha Only Fund, Class IV	$76,562,509	$43,481,460	$—	$—	$—	$—	$122,287,436
GMO Asset Allocation Bond Fund, Class VI	19,060,719	7,646,226	1,120,305	—	—	—	26,268,357
GMO Domestic Bond Fund, Class VI	28,263,076	—	—	50,205	—	2,181,109	26,103,233
GMO Emerging Countries Debt Fund, Class IV	10,590,652	—	—	—	—	—	11,161,545
GMO Emerging Markets Fund, Class VI	71,011,675	963,292	1,276,370	—	—	—	74,965,430
GMO Flexible Equities Fund, Class VI	30,813,653	41,745,363	—	—	—	—	72,216,306
GMO International Growth Equity Fund, Class IV	320,270,734	4,073,155	22,748,661	—	—	—	315,576,735
GMO International Intrinsic Value Fund, Class IV	320,384,848	4,008,087	17,397,287	—	—	—	311,072,563
GMO Quality Fund, Class VI	579,206,834	11,854,779	46,980,590	3,128,414	—	—	571,168,024
GMO Special Situations Fund, Class VI	90,321,776	1,187,119	—	—	—	—	90,855,533
GMO Strategic Fixed Income Fund, Class VI	123,130,167	4,915,393	—	—	—	—	131,769,348
GMO U.S. Core Equity Fund, Class VI	52,712,842	1,076,264	—	350,538	—	—	56,003,498
GMO World Opportunity Overlay Fund	8,720,829	—	—	—	—	—	8,763,125

Totals	$1,731,050,314	$120,951,138	$89,523,213	$3,529,157	$—	$2,181,109	1,818,211,133

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 hrough May 30, 2011. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the Fund and the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.3% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	45.1%
Futures Contracts	0.1%
Swap Agreements	(0.1)%

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below or in the disclosures in the underlying funds.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 0.7% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using indicative quotes received from primary pricing sources. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR Rate.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$1,818,211,133	$—	$—	$1,818,211,133
Debt Obligations
Asset-Backed Securities	—	4,455,410	13,921,855	$18,377,265
Corporate Debt	—	156,555	—	156,555
U.S. Government Agency	—	—	238,154	238,154

TOTAL DEBT OBLIGATIONS	—	4,611,965	14,160,009	18,771,974

Short-Term Investments	58,412	—	—	58,412

Total Investments	1,818,269,545	4,611,965	14,160,009	1,837,041,519

Total	$1,818,269,545	$4,611,965	$14,160,009	$1,837,041,519

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 4.6% and (0.1)% of total net assets, respectively.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
						Change in				from
	Balances as			Accrued	Total	Unrealized				Investments Still
	of February 28,			Discounts/	Realized	Appreciation	Transfer	Transfer out	Balances as of	Held as May 31,
	2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	into level 3 *	of level 3 *	May 31, 2011	2011
Debt Obligations
Asset-Backed Securities	$16,149,456	$—	$(2,232,225)	$109,217	$342,887	$(447,480)	$—	$—	$13,921,855	$(278,669)
U.S. Government Agency	262,453	—	(25,000)	718	891	(908)	—	—	238,154	(908)

Total	$16,411,909	$—	$(2,257,225)	$109,935	$343,778	$(448,388)	$—	$—	$14,160,009	$(279,577)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of investments denominated in foreign currencies or that the U.S. dollar will decline in value relation to a foreign currency being hedged); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
A significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
At May 31, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Taiwan Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.3%

	Taiwan — 98.3%
268,000	Advantech Co Ltd	863,758
618,593	Asustek Computer Inc *	6,489,679
740,448	Catcher Technology Co Ltd	4,848,815
1,714,500	China Petrochemical Development Corp *	2,121,391
4,671,418	China Steel Corp	5,596,902
3,441,996	Chinatrust Financial Holding Co Ltd	3,073,203
3,639,812	Chunghwa Telecom Co Ltd	11,900,657
30,700	Chunghwa Telecom Co Ltd ADR	1,003,890
5,637,886	Compal Electronics Inc	6,850,495
1,257,952	Compeq Manufacturing Co Ltd *	666,942
7,000	Dynapack International Technology Corp	30,289
2,086,467	Far Eastone Telecommunications Co Ltd	3,242,708
1,188,900	First Financial Holding Co Ltd	1,025,081
355,605	Formosa Petrochemical Corp	1,260,908
155,000	Genesis Photonics Inc *	515,748
378,983	Gintech Energy Corp	909,727
640,306	Hon Hai Precision Industry Co Ltd	2,254,314
361,884	HTC Corp	15,457,345
363,000	LCY Chemical Corp	914,343
1,265,376	Lite-On Technology Corp	1,622,570
3,286,000	Macronix International Co Ltd	2,070,168
3,519,000	Mega Financial Holding Co Ltd	3,014,839
2,475,180	Nan Ya Plastics Corp	6,895,428
488,995	Novatek Microelectronics Corp Ltd	1,676,857
823,888	Pegatron Corp *	889,558
626,750	Powertech Technology Inc	2,345,301
2,858,656	Quanta Computer Inc	6,512,689
128,000	Radiant Opto-Electronics Corp	483,706
330,000	Ruentex Industries Ltd	836,913
3,173,931	Taishin Financial Holding Co Ltd *	1,911,737
778,500	Taiwan Glass Industrial Corp	1,338,427
746,065	Taiwan Mobile Co Ltd	2,016,534
6,292,190	Taiwan Semiconductor Manufacturing Co Ltd	16,841,575
72,200	TPK Holding Co Ltd *	2,362,971
214,000	TSRC Corp.	654,134
5,472,000	United Microelectronics Corp	2,838,531
58,500	United Microelectronics Corp Sponsored ADR	159,120
2,066,414	Wistron Corp	3,902,999
2,968,195	Ya Hsin Industrial Co Ltd * (a) (b)	—
972,152	Yungtay Engineering Co Ltd	1,753,987

	Total Taiwan	129,154,239

	TOTAL COMMON STOCKS (COST $104,816,344)	129,154,239

	INVESTMENT FUNDS — 0.0%

	United States — 0.0%
18	iShares MSCI Taiwan Index Fund (c)	284

	TOTAL INVESTMENT FUNDS (COST $263)	284

	MUTUAL FUNDS — 1.1%

	United States — 1.1%

	Affiliated Issuers
59,977	GMO U.S. Treasury Fund	1,500,023

	TOTAL MUTUAL FUNDS (COST $1,500,023)	1,500,023

Par Value	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.6%

	Time Deposit — 0.6%
USD 802,585	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/11	802,585

	TOTAL SHORT-TERM INVESTMENTS (COST $802,585)	802,585

	TOTAL INVESTMENTS — 100.0% (Cost $107,119,215)	131,457,131

	Other Assets and Liabilities (net) — (0.0%)	(62,217)

	TOTAL NET ASSETS — 100.0%	$131,394,914

Notes to Schedule of Investments:
ADR — American Depositary Receipt
MSCI — Morgan Stanley Capital International
*	Non-income producing security.

(a)	Bankrupt issuer.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(c)	Represents an investment to equitize cash in the iShares® MSCI Taiwan Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Taiwan Index Fund prospectus states that the fund invests in the Taiwanese market and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Taiwan Index. iShares® is a registered trademark of BlackRock. Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Taiwan Index Fund.
Currency Abbreviations:
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 107,770,215	$26,968,899	$(3,281,983)	$23,686,916
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$—	$1,500,023	$—	$23	$—	$1,500,023

Totals	$—	$1,500,023	$—	$23	$—	$1,500,023

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.0% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	97.4%

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below.
See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the fair value of equity securities that underlie futures and derivatives) due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund deemed certain bankrupt securities to be worthless.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
Common Stocks
Taiwan	$1,163,010	$127,991,229	$0	*	$129,154,239

TOTAL COMMON STOCKS	1,163,010	127,991,229	0		129,154,239

Investment Funds
United States	284	—	—		284

TOTAL INVESTMENT FUNDS	284	—	—		284

Mutual Funds
United States	1,500,023	—	—		1,500,023

TOTAL MUTUAL FUNDS	1,500,023	—	—		1,500,023

Short-Term Investments	802,585	—	—		802,585

Total Investments	3,465,902	127,991,229	0	*	131,457,131

Total	$3,465,902	$127,991,229	$0	*	$131,457,131

* Represents the interest in securities that have no value at May 31, 2011.

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.0% of total net assets.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

												Net Change in
												Unrealized
												Appreciation
							Change in					(Depreciation)
	Balances as				Accrued	Total	Unrealized			Balances as		from Investments
	of February				Discounts/	Realized	Appreciation	Transfers	Transfers out	of May 31,		Held as of
	28, 2011		Purchases	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	into Level 3*	of Level 3*	2011		May 31, 2011
Common Stocks
Taiwan	$0	**	$—	$—	$—	$—	$—	$—	$—	$0	**	$—

Total	$—		$—	$—	$—	$—	$—	$—	$—	$—		$—

*	The fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Represents the interest in securities that have no value at May 31, 2011.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries. Certain characteristics of Taiwan’s economy and geographic location also make foreign investment risk particularly pronounced for the Fund. For example, Taiwan is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy also is intricately linked with economies of other Asian countries, which, similar to emerging market economies, are often characterized by over-extension of credit, frequent and pronounced currency fluctuations, devaluations and restrictions, rising unemployment, rapid fluctuation in, among other things, inflation, reliance on exports, and less efficient markets. Currency devaluations in any one country can have a significant effect on the entire region. Recently, the markets in some Asian countries have suffered significant downturns as well as significant volatility. Furthermore, increased political and social unrest in some Asian countries could cause further economic and market uncertainty in the entire region. In particular, the Taiwanese economy is dependent on the economies of Asia, mainly those of Japan and China, but also the United States as key trading partners. Reduction in spending by any of these countries on Taiwanese products and services or negative changes in any of these economies may have an adverse impact on the Taiwanese economy. Taiwan’s geographic proximity to the People’s Republic of China and Taiwan’s history of political contention with China have resulted in ongoing tensions with China, including the continual risk of war with China. These tensions may materially affect the Taiwanese economy and securities markets. All of these risks could reduce the value of an investment in Taiwan Fund.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund because it principally invests in investments tied economically to a single country.
• Market Disruption and Geopolitical Risk — Geopolitical events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in-kind); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.6%

	Australia — 3.3%
63,037	BHP Billiton Ltd	3,001,862
301,186	BlueScope Steel Ltd	471,727
174,362	Charter Hall Office (REIT)	673,837
35,092	Commonwealth Bank of Australia	1,900,703
484,938	Dexus Property Group (REIT)	459,349
1,147,737	Goodman Group (REIT)	901,958
343,612	GPT Group (REIT)	1,146,860
302,836	Mirvac Group (REIT)	412,893
81,380	QBE Insurance Group Ltd	1,537,570
4,756	Rio Tinto Ltd	415,431
229,609	Stockland (REIT)	866,967
41,646	Suncorp-Metway Ltd	371,697
77,420	TABCORP Holdings Ltd	646,172
982,472	Telstra Corp Ltd	3,173,771
44,779	Wesfarmers Ltd	1,589,243
32,916	Westfield Group (REIT)	320,016
33,113	Woodside Petroleum Ltd	1,651,064
14,458	Woolworths Ltd	423,564

	Total Australia	19,964,684

	Austria — 0.8%
9,551	Erste Group Bank AG	477,652
115,631	Immofinanz AG *	511,986
88,088	Immofinanz AG (Entitlement Shares) *	—
52,920	OMV AG	2,204,054
15,218	Raiffeisen International Bank Holding	835,034
20,435	Voestalpine AG	1,025,848

	Total Austria	5,054,574

	Belgium — 0.8%
99,807	Ageas	276,645
4,987	Bekaert NV	530,347
34,388	Belgacom SA	1,201,284
18,520	Colruyt SA	1,064,714
5,571	Delhaize Group *	461,732
1	Dexia SA *	4
6,642	Mobistar SA	476,526
16,435	Umicore SA	908,709

	Total Belgium	4,919,961

	Canada — 2.2%
30,600	BCE Inc	1,231,770
17,300	Canadian Natural Resources Ltd	752,997
13,300	Canadian National Railway Co	1,040,141
108,400	EnCana Corp	3,694,450
19,600	Magna International Inc Class A	948,795
27,900	Manulife Financial Corp	497,325
10,100	Metro Inc Class A	504,349
20,700	Penn West Petroleum Ltd	535,420
26,014	Precision Drilling Corp *	403,024
26,400	Research In Motion Ltd *	1,126,738
12,300	Shoppers Drug Mart Corp	513,785
60,800	Sun Life Financial Inc	1,910,884

61,200	Yellow Media Inc	238,774

	Total Canada	13,398,452

	Denmark — 1.5%
6,293	Carlsberg A/S Class B	729,474
65,898	Novo-Nordisk A/S Class B	8,284,365
1,272	Novozymes A/S Class B	213,870

	Total Denmark	9,227,709

	Finland — 1.1%
10,529	Kone Oyj Class B	665,371
24,298	Metso Oyj	1,404,769
151,410	Nokia Oyj	1,054,454
12,300	Sampo Oyj Class A	402,992
90,578	Stora Enso Oyj Class R	1,015,760
9,377	Tieto Oyj	163,748
68,045	UPM—Kymmene Oyj	1,285,448
26,034	Wartsila Oyj	946,028

	Total Finland	6,938,570

	France — 11.8%
4,067	Air Liquide SA	566,782
163,887	Alcatel-Lucent *	926,222
8,676	Arkema	953,404
47,753	BNP Paribas	3,741,698
2,944	Bongrain SA	272,275
9,357	Casino Guichard-Perrachon SA	980,767
23,638	Compagnie de Saint-Gobain	1,568,653
12,581	Dassault Systemes SA	1,072,769
12,316	Essilor International SA	999,561
1,613	Esso SAF	220,582
5,883	Eutelsat Communications	261,455
70,800	France Telecom SA	1,621,623
16,002	GDF Suez VVPR Strip *	23
5,585	L’Oreal SA	704,616
20,102	Lagardere SCA	822,914
21,678	Legrand SA	918,119
14,789	LVMH Moet Hennessy Louis Vuitton SA	2,580,322
2,071	Nexans SA *	201,436
4,045	NYSE Euronext	146,603
36,124	PagesJaunes Groupe	372,966
4,185	PPR	730,450
10,209	Publicis Groupe SA	562,595
32,694	Renault SA	1,862,553
45,210	Rhodia SA	2,037,460
22,853	Safran SA	931,155
251,572	Sanofi	19,950,486
12,416	Schneider Electric SA	2,053,210
20,402	Societe Generale	1,216,609
60,660	STMicroelectronics NV	679,610
309,911	Total SA	17,900,641
12,345	Valeo SA *	785,461
13,358	Vinci SA	865,028
140,156	Vivendi SA	3,926,040

	Total France	72,434,088

	Germany — 6.7%
14,043	Aixtron AG	560,359
16,187	Aurubis AG	1,013,276

67,008	BASF AG	6,214,095
39,856	Bayerische Motoren Werke AG	3,536,619
5,547	Beiersdorf AG	367,851
58,534	Daimler AG (Registered)	4,151,416
26,022	Deutsche Lufthansa AG (Registered)	568,149
13,832	Deutsche Post AG (Registered)	261,058
263,714	E.ON AG	7,499,826
230,544	Infineon Technologies AG	2,678,742
8,692	K+S AG	694,947
15,194	Kloeckner & Co SE	451,838
25,633	Lanxess AG	2,221,369
14,089	MAN SE *	1,966,695
6,551	MTU Aero Engines Holding AG	504,947
13,133	RWE AG	766,527
14,923	Salzgitter AG	1,105,933
37,348	SAP AG	2,323,614
15,321	Siemens AG (Registered)	2,054,913
20,733	Software AG	1,158,734
29,341	Suedzucker AG	925,528

	Total Germany	41,026,436

	Greece — 0.4%
60,941	Alpha Bank A.E. *	277,916
14,294	EFG Eurobank Ergasias *	65,689
87,920	National Bank of Greece SA *	609,748
80,070	OPAP SA	1,471,541
20,009	Public Power Corp SA	265,454

	Total Greece	2,690,348

	Hong Kong — 1.3%
258,400	CLP Holdings Ltd	2,197,132
160,365	Esprit Holdings Ltd	603,791
206,800	Hong Kong & China Gas	475,695
97,000	Hutchison Whampoa Ltd	1,123,570
715,000	Pacific Basin Shipping Ltd	425,100
260,000	Power Assets Holdings Ltd	1,852,178
55,000	Swire Pacific Ltd	850,372
175,000	Yue Yuen Industrial Holdings	604,039

	Total Hong Kong	8,131,877

	Ireland — 0.9%
88,727	C&C Group Plc	461,218
116,730	CRH Plc	2,545,978
24,770	DCC Plc	764,871
31,679	Kerry Group Plc Class A	1,358,881
28,048	Smurfit Kappa Group Plc *	348,677

	Total Ireland	5,479,625

	Italy — 6.6%
30,216	Benetton Group SPA	241,539
1,543,667	Enel SPA	10,623,955
594,993	ENI SPA	14,268,835
16,649	Exor SPA	562,474
62,016	Fiat SPA	661,515
51,612	Finmeccanica SPA	644,233
32,915	Fondiaria—Sai SPA *	265,718
254,826	Intesa San Paolo	663,574
42,591	Maire Tecnimont SPA	83,316
166,419	Mediaset SPA	872,773

65,932	Mediobanca SPA	733,964
118,581	Milano Assicurazioni SPA *	156,484
41,959	Recordati SPA	463,769
43,434	Saipem SPA	2,299,584
250,459	Snam Rete Gas SPA	1,478,720
1,017,201	Telecom Italia SPA	1,442,950
1,553,914	Telecom Italia SPA-Di RISP	1,902,669
355,286	Terna SPA	1,735,927
543,863	UniCredit SPA	1,240,795

	Total Italy	40,342,794

	Japan — 21.6%
272	Advance Residence Investment Corp (REIT)	560,834
130,900	Aeon Co Ltd	1,511,337
24,400	Aisin Seiki Co Ltd	904,247
76,800	Alps Electric Co Ltd	789,868
13,000	Asahi Breweries Ltd	254,094
67,000	Asahi Glass Co Ltd	791,892
104,000	Asahi Kasei Corp	684,254
81,400	Astellas Pharma Inc	3,104,188
19,000	Canon Inc	912,444
205,000	Cosmo Oil Co Ltd	615,494
127	CyberAgent Inc	434,960
62,300	Daiei Inc *	222,079
184,000	Daikyo Inc *	314,355
86,000	Dainippon Screen Manufacturing Co Ltd	722,865
47,200	Daito Trust Construction Co Ltd	3,907,675
31,900	Dena Co Ltd	1,134,867
20,700	Don Quijote Co Ltd	723,764
39,000	Dowa Holdings Co Ltd	232,915
34,600	Eisai Co Ltd	1,315,552
22,600	Electric Power Development Co Ltd	533,608
21,100	Fanuc Ltd	3,256,805
7,600	Fast Retailing Co Ltd	1,110,842
178,000	Fuji Electric Co Ltd	549,291
157,000	Fuji Heavy Industries Ltd	1,158,422
23,500	Fuji Oil Co Ltd	342,938
98,000	Hanwa Co Ltd	405,373
577,000	Hitachi Ltd	3,276,854
90,600	Honda Motor Co Ltd	3,450,138
30,800	Hosiden Corp	267,343
134	INPEX Corp	973,733
286,000	Isuzu Motors Ltd	1,341,042
252,000	Itochu Corp	2,607,777
407	Japan Retail Fund Investment Corp (REIT)	659,287
41,800	JFE Holdings Inc	1,048,084
631,600	JX Holdings Inc	4,174,183
22,460	K’s Holdings Corp	849,709
486,000	Kajima Corp	1,359,043
62,000	Kamigumi Co Ltd	530,750
88,900	Kao Corp	2,287,821
229,000	Kawasaki Kisen Kaisha Ltd	772,292
418	KDDI Corp	2,997,891
187,000	Kobe Steel Ltd	404,507
104,000	Komatsu Ltd	3,123,253
13,000	Kyudenko Corp	73,410
11,100	Lawson Inc	550,553
10,900	Makita Corp	464,108
231,000	Marubeni Corp	1,619,261

267,000	Mazda Motor Corp *	677,373
33,500	Medipal Holdings Corp	298,197
254,000	Mitsubishi Chemical Holdings Corp	1,774,463
34,900	Mitsubishi Corp	887,221
116,000	Mitsubishi Electric Corp	1,312,091
20,350	Mitsubishi UFJ Lease & Finance Co Ltd	776,859
45,600	Mitsui & Co Ltd	779,993
329,000	Mitsui Mining & Smelting Co Ltd	1,058,562
198,000	Mitsui OSK Lines Ltd	1,061,725
282,300	Mizuho Financial Group Inc	443,046
19,500	Murata Manufacturing Co Ltd	1,227,946
21,000	Nagase & Co	242,758
178	Net One Systems Co Ltd	334,376
4,200	Nintendo Co Ltd	976,510
19,000	Nippon Corp	133,699
384,000	Nippon Steel Corp	1,147,206
68,000	Nippon Telegraph & Telephone Corp	3,199,907
152,000	Nippon Yusen Kabushiki Kaisha	574,706
212,200	Nissan Motor Co Ltd	2,136,222
24,000	Nisshinbo Holdings Inc	224,503
9,550	Nitori Holdings Co Ltd	832,967
20,900	Nitto Denko Corp	1,097,686
2,114	NTT Docomo Inc	3,938,447
186,000	Obayashi Corp	784,504
19,300	Omron Corp	498,196
12,000	Ono Pharmaceutical Co Ltd	631,042
23,520	ORIX Corp	2,254,793
368,000	Osaka Gas Co Ltd	1,303,390
31,000	Pacific Metals Co Ltd	215,708
93,700	Pioneer Corp *	413,993
10,440	Point Inc	465,880
497,900	Resona Holdings Inc	2,204,136
80,100	Round One Corp	509,843
14,200	Ryohin Keikaku Co Ltd	643,357
7,600	Ryosan Co	160,799
25,000	Sankyo Co Ltd	1,329,020
26,700	Secom Co Ltd	1,264,704
30,500	Sega Sammy Holdings Inc	593,749
21,300	Seven & I Holdings Co Ltd	566,563
4,600	Shimamura Co Ltd	433,791
5,700	SMC Corp	917,140
43,800	SoftBank Corp	1,701,727
344,500	Sojitz Corp	643,945
272,400	Sumitomo Corp	3,647,243
107,080	Sumitomo Mitsui Trust Holdings Inc	369,551
592,000	Taiheiyo Cement Co Ltd	1,118,612
491,000	Taisei Corp	1,101,168
19,000	Taisho Pharmaceutical Co Ltd	433,545
167,700	Takeda Pharmaceutical Co Ltd	7,965,337
118,000	Teijin Ltd	545,335
112,000	Tokyo Gas Co Ltd	476,720
74,500	Tokyo Steel Manufacturing Co	711,604
165,000	Tokyo Tatemono Co Ltd	597,192
69,000	TonenGeneral Sekiyu KK	845,889
106,000	Toray Industries Inc	806,266
150,000	Tosoh Corp	601,262
79,800	Toyota Motor Corp	3,335,592
68,600	Toyota Tsusho Corp	1,127,196
14,400	Unicharm Corp	583,590
108,500	UNY Co Ltd	941,278

6,990	USS Co Ltd	533,487
2,471	Yahoo Japan Corp	819,053
33,920	Yamada Denki Co Ltd	2,655,825
47,200	Yamaha Motor Co Ltd *	848,106
46,000	Zeon Corp	403,140

	Total Japan	132,465,736

	Malta — 0.0%
1,718,063	BGP Holdings Plc *	—

	Netherlands — 1.5%
19,143	ASML Holding NV	746,598
28,875	CSM	1,008,549
3,771	Fugro NV	300,992
4,124	Heineken Holding NV	216,792
13,345	Heineken NV	804,591
425,193	ING Groep NV *	5,154,757
56,813	Koninklijke BAM Groep NV	386,862
12,353	Koninklijke DSM NV	829,543

	Total Netherlands	9,448,684

	New Zealand — 0.3%
109,281	Fletcher Building Ltd	806,168
658,907	Telecom Corp of New Zealand	1,314,977

	Total New Zealand	2,121,145

	Norway — 0.3%
23,130	Acergy SA	617,066
15,844	Frontline Ltd	289,748
11,446	Statoil ASA	301,619
8,264	Yara International ASA	498,279

	Total Norway	1,706,712

	Singapore — 2.6%
412,000	CapitaCommercial Trust (REIT)	491,205
228,000	Cosco Corp	364,323
346,000	Ezra Holdings Ltd	448,979
106,000	Fraser & Neave Ltd	527,871
921,000	Genting Singapore Plc *	1,486,484
4,598,000	Golden Agri-Resources Ltd	2,573,322
223,000	Ho Bee Investment Ltd	262,275
370,200	Jaya Holdings Ltd *	184,618
169,400	Keppel Corp Ltd	1,582,868
197,500	Neptune Orient Lines Ltd	293,175
44,000	Oversea-Chinese Banking Corp Ltd	338,922
407,000	SembCorp Marine Ltd	1,765,893
186,000	Singapore Exchange Ltd	1,134,479
313,000	Singapore Press Holdings Ltd	979,717
932,670	Singapore Telecommunications	2,427,769
546,001	Suntec Real Estate Investment Trust (REIT)	668,408
391,000	Swiber Holdings Ltd *	240,991
38,000	Venture Corp Ltd	273,892

	Total Singapore	16,045,191

	Spain — 2.7%
171,499	Banco Popular Espanol SA	1,000,006
283,307	Banco Santander SA	3,376,478
77,444	Gas Natural SDG SA	1,473,990

146,954	Iberdrola SA	1,303,790
22,039	Inditex SA	2,008,458
104,342	Repsol YPF SA	3,565,230
165,621	Telefonica SA	4,027,601

	Total Spain	16,755,553

	Sweden — 3.4%
41,320	Alfa Laval AB	910,271
30,154	Assa Abloy AB Class B	840,180
42,420	Atlas Copco AB	1,001,196
93,076	Atlas Copco AB Class A (Redemption Shares) *	75,107
93,076	Atlas Copco AB Class A	2,454,954
59,756	Hennes & Mauritz AB Class B	2,224,175
43,709	Investor AB B Shares	1,049,314
66,707	Sandvik AB	1,268,678
29,701	Scania AB Class B	733,710
168,930	Skandinaviska Enskilda Banken AB Class A	1,517,255
48,983	SKF AB Class B	1,465,956
161,311	Swedbank AB Class A	3,004,501
17,675	Swedish Match AB	625,337
29,390	Tele2 AB Class B	577,433
56,462	Trelleborg AB Class B	657,777
125,140	Volvo AB Class B	2,267,994

	Total Sweden	20,673,838

	Switzerland — 5.1%
2,523	Bobst Group AG (Registered) *	109,458
62,786	Compagnie Financiere Richemont SA Class A	4,103,677
113,653	Nestle SA (Registered)	7,306,928
190,931	Novartis AG (Registered)	12,319,034
18,233	Roche Holding AG (Non Voting)	3,210,321
4,834	Swatch Group AG *	2,409,911
2,252	Swisscom AG (Registered)	1,037,588
1,855	Syngenta AG (Registered) *	641,202

	Total Switzerland	31,138,119

	United Kingdom — 20.7%
47,044	3i Group Plc	223,556
39,754	Aggreko Plc	1,223,274
79,832	Amlin Plc	559,316
26,816	Antofagasta Plc	589,204
255,800	ARM Holdings Plc	2,410,551
22,385	Associated British Foods Plc	397,651
329,060	AstraZeneca Plc	17,177,233
244,312	BAE Systems Plc	1,330,316
643,147	Barclays Plc	2,939,439
153,272	BG Group Plc	3,558,843
42,870	BHP Billiton Plc	1,700,091
419,744	BP Plc	3,232,093
52,050	British American Tobacco Plc	2,335,569
72,247	British Sky Broadcasting Group Plc	988,453
1,334,209	BT Group Plc	4,415,626
120,692	Burberry Group Plc	2,627,424
39,353	Capita Group Plc	477,527
118,918	Centrica Plc	623,513
197,295	Cobham Plc	737,303
26,105	Cookson Group Plc	296,033
13,123	Croda International Plc	421,621
33,472	Diageo Plc	713,419

147,071	Drax Group Plc	1,127,507
26,092	Eurasian Natural Resources Corp	364,476
39,184	Experian Plc	516,729
73,151	FirstGroup Plc	407,889
25,643	Fresnillo Plc	617,851
926,381	GlaxoSmithKline Plc	20,140,488
259,984	Home Retail Group Plc	922,249
45,792	ICAP Plc	365,498
41,712	IMI Plc	714,480
92,859	Inchcape Plc	602,507
26,347	Intertek Group Plc	888,292
308,902	ITV Plc *	361,945
35,045	Kazakhmys Plc	761,672
525,523	Legal & General Group Plc	1,014,678
1,140,813	Lloyds Banking Group Plc *	977,555
206,704	Man Group Plc	877,107
49,343	Next Plc	1,847,789
35,724	Petrofac Ltd	945,591
27,122	Prudential Plc	329,992
213,300	Punch Taverns Plc *	249,829
25,901	Reckitt Benckiser Group Plc	1,467,060
87,227	Rio Tinto Plc	6,078,178
149,958	Royal Dutch Shell Group Class A (Amsterdam)	5,353,700
90,669	Royal Dutch Shell Plc A Shares (London)	3,278,442
183,501	Royal Dutch Shell Plc B Shares (London)	6,623,464
1,113,225	Royal Bank of Scotland Group Plc *	783,169
156,433	Sage Group Plc (The)	748,020
63,700	Scottish & Southern Energy Plc	1,445,813
128,530	Smith & Nephew Plc	1,430,557
62,336	Standard Chartered Plc	1,673,626
71,541	Travis Perkins Plc	1,268,750
2,703,170	Vodafone Group Plc	7,516,415
44,654	Weir Group Plc (The)	1,469,227
253,927	William Hill Plc	894,907
62,961	Wolseley Plc	2,138,865
81,944	Xstrata Plc	1,932,434

	Total United Kingdom	127,114,806

	TOTAL COMMON STOCKS (COST $463,952,907)	587,078,902

	PREFERRED STOCKS — 1.3%

	Germany — 1.3%
44,886	Porsche Automobil Holding SE 1.04%	3,131,148
36,657	ProSiebenSat.1 Media AG 6.33%	952,131
21,154	Volkswagen AG 1.82%	3,769,343

	Total Germany	7,852,622

	TOTAL PREFERRED STOCKS (COST $6,096,231)	7,852,622

	RIGHTS AND WARRANTS — 0.0%

	Austria — 0.0%
52,920	OMV AG Rights, Expires 06/06/11*	—

	Germany — 0.0%
15,194	Kloeckner & Co SE Rights, Expires 06/09/11*	48,979

	Italy — 0.0%
254,826	Intesa Sanpaolo Rights, Expires 06/15/11*	45,070

	Spain — 0.0%
77,444	Gas Natural SDG SA Rights, Expires 06/15/11*	53,161

	TOTAL RIGHTS AND WARRANTS (COST $147,159)	147,210

	MUTUAL FUNDS — 0.0%

	United States — 0.0%

	Affiliated Issuers
4,001	GMO U.S. Treasury Fund	100,052

	TOTAL MUTUAL FUNDS (COST $100,052)	100,052

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 2.6%

		Time Deposits — 2.6%
AUD	15,179	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.89%, due 06/01/11	16,207
CHF	19,490	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	22,851
DKK	268,889	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.10%, due 06/01/11	51,908
EUR	8,264,197	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.19%, due 06/01/11	11,893,006
GBP	141,520	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.14%, due 06/01/11	232,800
HKD	214,505	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	27,581
JPY	12,897,250	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	158,229
NOK	98,805	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.40%, due 06/01/11	18,349
NZD	75,470	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.70%, due 06/01/11	62,236
SEK	738,229	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.54%, due 06/01/11	119,620
SGD	125,785	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/11	101,987
CAD	92,136	Citibank (New York) Time Deposit, 0.23%, due 06/01/11	95,099
EUR	2,020,727	Citibank (New York) Time Deposit, 0.19%, due 06/01/11	2,908,028
USD	66,719	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/11	66,719

		Total Time Deposits	15,774,620

		TOTAL SHORT-TERM INVESTMENTS (COST $15,774,620)	15,774,620

		TOTAL INVESTMENTS — 99.5% (Cost $486,070,969)	610,953,406

		Other Assets and Liabilities (net) — 0.5%	2,788,781

		TOTAL NET ASSETS — 100.0%	$613,742,187

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

* Non-income producing security.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 491,312,431	$131,208,581	$(11,567,606)	$119,640,975
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$263,025	$736,000	$898,937	$34	$—	$100,052

Totals	$263,025	$736,000	$898,937	$34	$—	$100,052

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	94.8%

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below.
See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the fair value of equity securities that underlie futures and derivatives) due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs
Description	(Level 1)	(Level 2)		(Level 3)	Total
Common Stocks
Australia	$—	$19,964,684		$—	$19,964,684
Austria	—	5,054,574		—	5,054,574
Belgium	—	4,919,961		—	4,919,961
Canada	13,398,452	—		—	13,398,452
Denmark	—	9,227,709		—	9,227,709
Finland	—	6,938,570		—	6,938,570
France	—	72,434,088		—	72,434,088
Germany	—	41,026,436		—	41,026,436
Greece	—	2,690,348		—	2,690,348
Hong Kong	—	8,131,877		—	8,131,877
Ireland	—	5,479,625		—	5,479,625
Italy	—	40,342,794		—	40,342,794
Japan	—	132,465,736		—	132,465,736
Malta	—	0	*	—	0
Netherlands	—	9,448,684		—	9,448,684
New Zealand	—	2,121,145		—	2,121,145
Norway	—	1,706,712		—	1,706,712
Singapore	—	16,045,191		—	16,045,191
Spain	—	16,755,553		—	16,755,553
Sweden	—	20,673,838		—	20,673,838
Switzerland	—	31,138,119		—	31,138,119
United Kingdom	—	127,114,806		—	127,114,806

TOTAL COMMON STOCKS	13,398,452	573,680,450		—	587,078,902

Preferred Stocks
Germany	—	7,852,622		—	7,852,622

TOTAL PREFERRED STOCKS	—	7,852,622		—	7,852,622

Rights and Warrants
Austria	—	0	*	—	0
Germany	—	48,979		—	48,979
Italy	—	45,070		—	45,070
Spain	—	53,161		—	53,161

TOTAL RIGHTS AND WARRANTS	—	147,210		—	147,210

Mutual Funds
United States	100,052	—		—	100,052

TOTAL MUTUAL FUNDS	100,052	—		—	100,052

Short-Term Investments
Time Deposits	15,774,620	—		—	15,774,620

Total Short-Term Investments	15,774,620	—		—	15,774,620

Total Investments	29,273,124	581,680,282		—	610,953,406

Total	$29,273,124	$581,680,282		$—	$610,953,406

*	Represents the interest in securities that have no value at May 31, 2011.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and an investor may incur tax liabilities that exceed their economic return. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in kind); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2011, the Fund held rights and warrants received as a result of corporate actions. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$147,210	$—	$147,210

Total	$—	$—	$—	$147,210	$—	$147,210

The volume of derivative activity, based on absolute values (futures contracts and rights and warrants) outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Futures	Rights/
	Contracts	Warrants
Average amount outstanding	$7,408,794	$123,190

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 97.8%

	Automobiles & Components — 0.2%
100	Autoliv, Inc.	7,698
100	BorgWarner, Inc. *	7,251
100	Dana Holding Corp. *	1,812
100	Harley-Davidson, Inc.	3,716
200	TRW Automotive Holdings Corp. *	11,374

	Total Automobiles & Components	31,851

	Banks — 0.1%
1,400	CapitalSource, Inc.	9,058
100	CIT Group, Inc. *	4,433
100	PNC Financial Services Group, Inc.	6,242

	Total Banks	19,733

	Capital Goods — 3.9%
2,600	3M Co.	245,388
200	Ametek, Inc.	8,698
200	Caterpillar, Inc.	21,160
100	Cummins, Inc.	10,524
2,000	Danaher Corp.	109,060
200	Deere & Co.	17,216
200	Eaton Corp.	10,334
600	Fastenal Co.	19,908
200	General Electric Co.	3,928
800	General Dynamics Corp.	59,376
33	Huntington Ingalls Industries, Inc. *	1,207
100	Joy Global, Inc.	8,965
100	L-3 Communications Holdings, Inc.	8,165
60	Lockheed Martin Corp.	4,674
100	Navistar International Corp. *	6,587
200	Northrop Grumman Corp.	13,058
100	Parker Hannifin Corp.	8,885
130	Precision Castparts Corp.	20,423
200	Primoris Services Corp.	2,534
300	Rockwell Collins, Inc.	18,339
800	United Technologies Corp.	70,216

	Total Capital Goods	668,645

	Commercial & Professional Services — 0.7%
500	Copart, Inc. *	23,500
200	Dun & Bradstreet Corp.	16,042
300	IHS, Inc.-Class A *	26,316
500	Pitney Bowes, Inc.	11,945
500	Rollins, Inc.	10,060
400	Stericycle, Inc. *	35,636
100	Verisk Analytics, Inc.-Class A *	3,405

	Total Commercial & Professional Services	126,904

	Consumer Durables & Apparel — 1.2%
700	Coach, Inc.	44,562
40	Deckers Outdoor Corp. *	3,644
100	Fortune Brands, Inc.	6,473
100	Fossil, Inc. *	10,584
1,500	Nike, Inc.-Class B	126,675

200	VF Corp.	19,934

	Total Consumer Durables & Apparel	211,872

	Consumer Services — 2.5%
400	Apollo Group, Inc.-Class A *	16,444
30	Chipotle Mexican Grill, Inc. *	8,672
400	Choice Hotels International, Inc.	14,256
200	Darden Restaurants, Inc.	10,130
100	ITT Educational Services, Inc. *	6,878
400	Las Vegas Sands Corp. *	16,616
3,800	McDonald’s Corp.	309,852
200	Weight Watchers International, Inc.	16,048
40	Wynn Resorts Ltd.	5,861
300	Yum! Brands, Inc.	16,596

	Total Consumer Services	421,353

	Diversified Financials — 0.2%
200	American Capital Ltd. *	1,980
200	Capital One Financial Corp.	10,868
200	Citigroup, Inc.	8,230
100	Safeguard Scientifics, Inc. *	1,952
1,000	SLM Corp. *	17,040

	Total Diversified Financials	40,070

	Energy — 2.8%
100	Anadarko Petroleum Corp.	7,952
100	Approach Resources, Inc. *	2,604
100	Baker Hughes, Inc.	7,393
690	Chevron Corp.	72,388
100	Concho Resources Inc. *	9,461
1,574	ConocoPhillips	115,248
10	Diamond Offshore Drilling, Inc.	737
1,200	Exxon Mobil Corp.	100,164
200	Halliburton Co.	10,030
500	Marathon Oil Corp.	27,085
100	Murphy Oil Corp.	6,889
400	National Oilwell Varco, Inc.	29,032
100	Oil States International, Inc. *	7,905
100	Pioneer Natural Resources Co.	9,182
100	Rowan Cos, Inc. *	3,965
420	Schlumberger Ltd.	36,002
200	Sunoco, Inc.	8,098
500	Valero Energy Corp.	13,750

	Total Energy	467,885

	Food & Staples Retailing — 5.8%
800	Costco Wholesale Corp.	65,984
700	CVS Caremark Corp.	27,083
700	Kroger Co. (The)	17,374
300	Safeway, Inc.	7,410
1,700	Sysco Corp.	54,757
3,000	Walgreen Co.	130,890
12,400	Wal—Mart Stores, Inc.	684,728

	Total Food & Staples Retailing	988,226

	Food, Beverage & Tobacco — 11.7%
5,300	Altria Group, Inc.	148,718
500	Brown-Forman Corp.-Class B	36,240
400	Campbell Soup Co.	13,900
500	Coca-Cola Enterprises, Inc.	14,445

8,600	Coca—Cola Co. (The)	574,566
800	Dean Foods Co. *	11,104
300	Flowers Foods, Inc.	9,999
2,100	General Mills, Inc.	83,517
500	Hansen Natural Corp. *	35,825
1,300	Heckmann Corp. *	7,800
1,000	Hershey Co. (The)	55,730
900	HJ Heinz Co.	49,428
1,200	Hormel Foods Corp.	35,196
200	J.M. Smucker Co. (The)	15,856
1,400	Kellogg Co.	79,786
200	Kraft Foods, Inc.-Class A	6,994
380	Lorillard, Inc.	43,806
600	McCormick & Co., Inc. (Non Voting)	30,114
5,330	PepsiCo, Inc.	379,070
4,300	Philip Morris International, Inc.	308,525
1,000	Reynolds American, Inc.	39,780
500	Sara Lee Corp.	9,775

	Total Food, Beverage & Tobacco	1,990,174

	Health Care Equipment & Services — 9.7%
600	Aetna, Inc.	26,208
200	AMERIGROUP Corp. *	14,182
600	AmerisourceBergen Corp.	24,732
2,200	Baxter International, Inc.	130,944
900	Becton, Dickinson and Co.	78,795
400	C.R. Bard, Inc.	44,712
600	Cardinal Health, Inc.	27,252
300	CareFusion Corp. *	8,694
300	Cerner Corp. *	36,030
300	Coventry Health Care, Inc. *	10,554
700	DENTSPLY International, Inc.	27,468
500	Edwards Lifesciences Corp. *	44,365
2,000	Express Scripts, Inc. *	119,120
300	Gen-Probe, Inc. *	24,537
300	Health Net, Inc. *	9,627
200	Healthspring, Inc. *	8,770
400	Henry Schein, Inc. *	28,728
300	Humana, Inc. *	24,159
300	Idexx Laboratories, Inc. *	23,616
90	Intuitive Surgical, Inc. *	31,410
200	Kinetic Concepts, Inc. *	11,868
500	Laboratory Corp. of America Holdings *	50,415
300	McKesson Corp.	25,683
200	Mednax, Inc. *	15,030
4,700	Medtronic, Inc.	191,290
400	Omnicare, Inc.	12,576
700	Patterson Cos., Inc.	24,210
700	Quest Diagnostics, Inc.	40,894
1,500	Stryker Corp.	93,600
1,300	St Jude Medical, Inc.	65,871
4,721	UnitedHealth Group, Inc.	231,093
400	Varian Medical Systems, Inc. *	27,016
400	VCA Antech, Inc. *	9,780
700	WellPoint, Inc.	54,719
700	Zimmer Holdings, Inc. *	47,432

	Total Health Care Equipment & Services	1,645,380

	Household & Personal Products — 6.0%
400	Avon Products, Inc.	11,884
300	Church & Dwight Co., Inc.	25,230

400	Clorox Co.	28,192
1,800	Colgate—Palmolive Co.	157,554
700	Estee Lauder Cos. (The), Inc.-Class A	71,757
400	Herbalife Ltd.	22,512
1,200	Kimberly—Clark Corp.	81,960
9,400	Procter & Gamble Co. (The)	629,800

	Total Household & Personal Products	1,028,889

	Insurance — 1.1%
100	Allied World Assurance Co Holdings Ltd.	6,062
100	American Financial Group, Inc.	3,556
600	American International Group, Inc. *	17,100
200	Aon Corp.	10,430
300	Arch Capital Group Ltd. *	10,119
200	Assurant, Inc.	7,398
100	Brown & Brown, Inc.	2,639
100	Chubb Corp.	6,559
300	CNO Financial Group, Inc. *	2,322
200	Endurance Specialty Holdings Ltd.	8,122
400	Hartford Financial Services Group (The), Inc.	10,660
200	Prudential Financial, Inc.	12,756
100	RenaissanceRe Holdings Ltd.	7,196
200	Symetra Financial Corp.	2,684
100	Torchmark Corp.	6,630
600	Travelers Cos. (The), Inc.	37,248
300	Unitrin, Inc.	8,949
300	Validus Holdings Ltd.	9,669
300	W.R. Berkley Corp.	9,933

	Total Insurance	180,032

	Materials — 0.7%
10	CF Industries Holdings, Inc.	1,538
100	Domtar Corp.	10,248
500	E.I. du Pont de Nemours & Co.	26,650
400	Ecolab, Inc.	21,952
200	Huntsman Corp.	3,790
100	LSB Industries, Inc. *	4,734
120	Monsanto Co.	8,525
100	PPG Industries, Inc.	8,870
100	Sherwin-Williams Co. (The)	8,784
300	Sigma—Aldrich Corp.	21,087

	Total Materials	116,178

	Media — 1.3%
300	Arbitron, Inc.	12,810
100	Cablevision Systems Corp.-Class A	3,552
300	CBS Corp.-Class B (Non Voting)	8,385
200	Charter Communications, Inc.-Class A *	11,298
200	Clear Channel Outdoor Holdings, Inc.-Class A *	2,960
1,600	Comcast Corp.-Class A	40,384
300	DirectTV — Class A *	15,078
200	Gannett Co., Inc.	2,852
300	Liberty Global, Inc.-Class A *	13,515
100	Liberty Media Corp. Capital-Class A *	9,114
100	Liberty Media Corp.-Starz-Class A *	7,627
500	McGraw-Hill Cos. (The), Inc.	21,235
500	News Corp.-Class A	9,170
300	Time Warner Cable, Inc.	23,166
900	Time Warner, Inc.	32,787

200	Viacom, Inc.-Class B	10,082

	Total Media	224,015

	Pharmaceuticals, Biotechnology & Life Sciences — 18.8%
5,600	Abbott Laboratories	292,600
1,300	Allergan, Inc.	107,549
3,500	Amgen, Inc. *	211,890
400	Biogen Idec, Inc. *	37,892
5,700	Bristol—Myers Squibb Co.	163,932
300	Covance, Inc. *	17,658
5,500	Eli Lilly & Co.	211,640
700	Endo Pharmaceuticals Holdings, Inc. *	29,141
1,300	Forest Laboratories, Inc. *	46,826
2,200	Gilead Sciences, Inc. *	91,828
100	Hospira, Inc. *	5,529
100	Illumina, Inc. *	7,208
9,500	Johnson & Johnson	639,255
12,061	Merck & Co., Inc.	443,242
170	Mettler-Toledo International, Inc. *	28,453
100	Mylan, Inc. *	2,354
36,564	Pfizer, Inc.	784,298
500	Pharmaceutical Product Development, Inc.	14,425
200	Techne Corp.	16,300
400	Theravance, Inc. *	10,452
100	Thermo Fisher Scientific, Inc. *	6,545
400	Waters Corp. *	39,424

	Total Pharmaceuticals, Biotechnology & Life Sciences	3,208,441

	Real Estate — 0.3%
70	AvalonBay Communities, Inc. REIT	9,315
300	CommonWealth REIT	7,830
100	Equity Residential REIT	6,183
100	Forest City Enterprises, Inc.-Class A REIT *	1,917
510	General Growth Properties, Inc. REIT	8,405
100	Public Storage REIT	11,834
50	Simon Property Group, Inc. REIT	5,903
100	UDR, Inc. REIT	2,606

	Total Real Estate	53,993

	Retailing — 1.9%
300	Advance Auto Parts, Inc.	18,630
50	Amazon.com, Inc. *	9,834
400	AutoNation, Inc. *	14,040
110	AutoZone, Inc. *	32,340
100	Dillard’s, Inc.-Class A	5,619
300	Dollar Tree, Inc. *	19,122
200	Family Dollar Stores, Inc.	11,148
400	Genuine Parts Co.	21,920
400	Home Depot, Inc.	14,512
300	J.C. Penney Co., Inc.	10,629
500	Liberty Media Corp.-Interactive-Class A *	9,105
200	Limited Brands, Inc.	7,992
200	Macy’s, Inc.	5,776
40	Netflix, Inc. *	10,832
200	O’Reilly Automotive, Inc. *	12,022
100	PetSmart, Inc.	4,530
20	Priceline.com Inc. *	10,304
200	Ross Stores, Inc.	16,392
300	Sears Holdings Corp. *	21,300
900	TJX Cos. (The), Inc.	47,718

200	Tractor Supply Co.	12,632

	Total Retailing	316,397

	Semiconductors & Semiconductor Equipment — 0.3%
60	First Solar, Inc. *	7,455
1,400	Texas Instruments, Inc.	49,420

	Total Semiconductors & Semiconductor Equipment	56,875

	Software & Services — 21.2%
2,100	Accenture Plc.-Class A	120,519
900	Adobe Systems, Inc. *	31,167
200	Akamai Technologies, Inc. *	6,787
1,000	AMDOCS Ltd. *	30,440
400	Ansys, Inc. *	22,948
1,500	Automatic Data Processing, Inc.	82,665
800	BMC Software, Inc. *	44,664
400	Broadridge Financial Solutions, Inc.	9,152
100	CACI International, Inc.-Class A *	6,383
500	Citrix Systems, Inc. *	43,810
900	Cognizant Technology Solutions Corp.-Class A *	68,436
100	Computer Sciences Corp.	3,989
100	Convergys Corp. *	1,278
4,661	eBay, Inc. *	145,283
200	Factset Research Systems, Inc.	22,172
100	Fiserv, Inc. *	6,452
400	Global Payments, Inc.	20,784
1,150	Google, Inc.-Class A *	608,373
400	Informatica Corp. *	23,464
3,040	International Business Machines Corp.	513,547
1,400	Intuit, Inc. *	75,558
500	Jack Henry & Associates, Inc.	15,620
70	MasterCard, Inc.-Class A	20,093
500	Micros Systems, Inc. *	25,530
30,500	Microsoft Corp.	762,805
300	NeuStar, Inc. *	8,028
21,100	Oracle Corp.	722,042
1,500	Paychex, Inc.	48,450
300	Quest Software, Inc. *	6,809
110	Salesforce.com, Inc. *	16,749
1,800	Symantec Corp. *	35,190
300	TIBCO Software, Inc. *	8,427
1,100	Total System Services, Inc.	20,460
300	Unisys Corp. *	8,385
200	Vmware, Inc. *	19,464

	Total Software & Services	3,605,923

	Technology Hardware & Equipment — 5.2%
200	ADTRAN, Inc.	8,572
460	Apple, Inc. *	160,002
5,800	Cisco Systems, Inc.	97,440
1,400	Dell, Inc. *	22,512
200	Dolby Laboratories, Inc.-Class A *	9,348
100	F5 Networks, Inc. *	11,358
100	Finisar Corp. *	2,402
500	FLIR Systems, Inc.	18,075
100	Harris Corp.	4,944
2,700	Hewlett-Packard Co.	100,926
500	Ingram Micro, Inc.-Class A *	9,505
100	NCR Corp. *	1,952
200	NetApp, Inc. *	10,954
6,800	Qualcomm, Inc.	398,412

100	SanDisk Corp. *	4,752
200	Viasat, Inc. *	8,854
700	Xerox Corp.	7,147

	Total Technology Hardware & Equipment	877,155

	Telecommunication Services — 1.7%
4,163	AT&T, Inc.	131,384
200	Crown Castle International Corp. *	8,282
4,142	Verizon Communications, Inc.	152,964

	Total Telecommunication Services	292,630

	Transportation — 0.4%
500	CH Robinson Worldwide, Inc.	40,110
200	Expeditors International of Washington, Inc.	10,564
100	Union Pacific Corp.	10,497

	Total Transportation	61,171

	Utilities — 0.1%
100	Integrys Energy Group, Inc.	5,234
400	NRG Energy, Inc. *	9,904

	Total Utilities	15,138

	TOTAL COMMON STOCKS (COST $13,269,240)	16,648,930

	MUTUAL FUNDS — 1.8%

	Affiliated Issuers — 1.8%
12,400	GMO U.S. Treasury Fund	310,121

	TOTAL MUTUAL FUNDS (COST $310,043)	310,121

	RIGHTS AND WARRANTS — 0.1%

	Insurance — 0.1%
533	American International Group, Inc., Warrants, Strike 45.00, Expires 1/19/21 *	4,850

	Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
100	Sanofi Aventis, Rights, Expires 12/31/20 *	240

	TOTAL RIGHTS AND WARRANTS (COST $9,296)	5,090

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.4%

	Money Market Funds — 0.4%
71,110	State Street Institutional Treasury Money Market Fund-Institutional Class	71,110

	TOTAL SHORT-TERM INVESTMENTS (COST $71,110)	71,110

TOTAL INVESTMENTS — 100.1% (Cost $13,659,689)	17,035,251

Other Assets and Liabilities (net) — (0.1%)	(12,324)

TOTAL NET ASSETS — 100.0%	$17,022,927

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

* Non-income producing security.
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 13,811,679	$3,269,076	$(45,504)	$3,223,572
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$228,000	$188,000	$106,000	$62	$—	$310,121

Totals	$228,000	$188,000	$106,000	$62	$—	$310,121

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$16,648,930	$—	$—	$16,648,930
Mutual Funds	310,121	—	—	310,121
Rights and Warrants	—	5,090	—	5,090
Short-Term Investments	71,110	—	—	71,110

Total Investments	17,030,161	5,090	—	17,035,251

Total	$17,030,161	$5,090	$—	$17,035,251

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and an investor may incur tax liabilities that exceed their economic return. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2011, the Fund held rights and warrants received as a result of corporate actions. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.
At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$5,090	$—	$5,090

Total	$—	$—	$—	$5,090	$—	$5,090

The derivative financial instruments outstanding as of period end (as disclosed in the Schedule of Investments) serve as an indicator of the volume of derivative activity for the Fund during the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 97.8%

	Automobiles & Components — 0.2%
200	Autoliv, Inc.	15,396
200	BorgWarner, Inc. *	14,502
400	TRW Automotive Holdings Corp. *	22,748

	Total Automobiles & Components	52,646

	Banks — 0.1%
600	CIT Group, Inc. *	26,598

	Capital Goods — 3.5%
2,700	3M Co.	254,826
200	Alliant Techsystems, Inc.	14,306
700	Caterpillar, Inc.	74,060
310	Cummins, Inc.	32,624
2,100	Danaher Corp.	114,513
400	Deere & Co.	34,432
1,000	Fastenal Co.	33,180
1,200	General Dynamics Corp.	89,064
420	Joy Global, Inc.	37,653
400	KBR, Inc.	14,928
400	L-3 Communications Holdings, Inc.	32,660
300	Precision Castparts Corp.	47,130
500	Rockwell Collins, Inc.	30,565
900	United Technologies Corp.	78,993

	Total Capital Goods	888,934

	Commercial & Professional Services — 0.5%
300	Copart, Inc. *	14,100
200	Dun & Bradstreet Corp.	16,042
300	IHS, Inc.-Class A *	26,316
1,000	Pitney Bowes, Inc.	23,890
750	Rollins, Inc.	15,090
400	Stericycle, Inc. *	35,636

	Total Commercial & Professional Services	131,074

	Consumer Durables & Apparel — 1.3%
1,400	Coach, Inc.	89,124
300	Fortune Brands, Inc.	19,419
300	Fossil, Inc. *	31,752
1,800	Nike, Inc.-Class B	152,010
300	VF Corp.	29,901

	Total Consumer Durables & Apparel	322,206

	Consumer Services — 2.2%
1,400	Apollo Group, Inc.-Class A *	57,554
300	Choice Hotels International, Inc.	10,692
200	ITT Educational Services, Inc. *	13,756
1,200	Las Vegas Sands Corp. *	49,848
4,400	McDonald’s Corp.	358,776
50	Strayer Education, Inc.	6,009
400	Weight Watchers International, Inc.	32,096
600	Yum! Brands, Inc.	33,192

	Total Consumer Services	561,923

	Diversified Financials — 0.4%
5,635	Bank of America Corp.	66,211
2,200	SLM Corp. *	37,488

	Total Diversified Financials	103,699

	Energy — 6.6%
50	Apache Corp.	6,230
600	Baker Hughes, Inc.	44,358
2,741	Chevron Corp.	287,558
6,017	ConocoPhillips	440,565
4,893	Exxon Mobil Corp.	408,419
100	Halliburton Co.	5,015
1,800	Marathon Oil Corp.	97,506
400	Murphy Oil Corp.	27,556
1,400	National Oilwell Varco, Inc.	101,612
326	Occidental Petroleum Corp.	35,159
10	Pioneer Natural Resources Co.	918
400	Rowan Cos, Inc. *	15,860
1,628	Schlumberger Ltd.	139,552
100	SEACOR Holdings, Inc.	9,967
1,300	Valero Energy Corp.	35,750

	Total Energy	1,656,025

	Food & Staples Retailing — 6.4%
900	Costco Wholesale Corp.	74,232
1,400	CVS Caremark Corp.	54,166
2,200	Kroger Co. (The)	54,604
700	Safeway, Inc.	17,290
1,065	Supervalu, Inc.	10,927
2,500	Sysco Corp.	80,525
5,000	Walgreen Co.	218,150
19,730	Wal—Mart Stores, Inc.	1,089,491

	Total Food & Staples Retailing	1,599,385

	Food, Beverage & Tobacco — 6.6%
700	Brown-Forman Corp.-Class B	50,736
1,400	Campbell Soup Co.	48,650
1,500	Coca-Cola Enterprises, Inc.	43,335
9,400	Coca—Cola Co. (The)	628,014
1,100	Dean Foods Co. *	15,268
400	Flowers Foods, Inc.	13,332
2,400	General Mills, Inc.	95,448
600	Hansen Natural Corp. *	42,990
1,000	Hershey Co. (The)	55,730
900	HJ Heinz Co.	49,428
1,200	Hormel Foods Corp.	35,196
1,400	Kellogg Co.	79,786
100	Kraft Foods, Inc.-Class A	3,497
700	McCormick & Co., Inc. (Non Voting)	35,133
6,325	PepsiCo, Inc.	449,834

	Total Food, Beverage & Tobacco	1,646,377

	Health Care Equipment & Services — 9.5%
1,400	Aetna, Inc.	61,152
1,350	Alere, Inc. *	54,000
100	AMERIGROUP Corp. *	7,091
1,500	AmerisourceBergen Corp.	61,830
2,997	Baxter International, Inc.	178,382

1,000	Becton, Dickinson and Co.	87,550
290	C.R. Bard, Inc.	32,416
1,300	Cardinal Health, Inc.	59,046
800	CareFusion Corp. *	23,184
300	Cerner Corp. *	36,030
900	Coventry Health Care, Inc. *	31,662
500	DENTSPLY International, Inc.	19,620
500	Edwards Lifesciences Corp. *	44,365
2,500	Express Scripts, Inc. *	148,900
200	Gen-Probe, Inc. *	16,358
700	Health Net, Inc. *	22,463
300	Henry Schein, Inc. *	21,546
800	Humana, Inc. *	64,424
300	Idexx Laboratories, Inc. *	23,616
100	Intuitive Surgical, Inc. *	34,900
400	Kinetic Concepts, Inc. *	23,736
600	Laboratory Corp. of America Holdings *	60,498
1,406	Lincare Holdings, Inc.	42,630
600	McKesson Corp.	51,366
200	Mednax, Inc. *	15,030
6,000	Medtronic, Inc.	244,200
100	Owens & Minor, Inc.	3,460
500	Patterson Cos., Inc.	17,293
600	Quest Diagnostics, Inc.	35,052
600	ResMed, Inc. *	19,320
300	STERIS Corp.	10,827
1,400	Stryker Corp.	87,360
1,200	St Jude Medical, Inc.	60,804
1,346	Triple-S Management Corp.-Class B *	29,652
7,976	UnitedHealth Group, Inc.	390,425
500	Varian Medical Systems, Inc. *	33,770
400	VCA Antech, Inc. *	9,780
1,800	WellPoint, Inc.	140,706
1,300	Zimmer Holdings, Inc. *	88,088

	Total Health Care Equipment & Services	2,392,532

	Household & Personal Products — 4.8%
1,100	Avon Products, Inc.	32,681
300	Church & Dwight Co., Inc.	25,230
500	Clorox Co.	35,240
1,900	Colgate—Palmolive Co.	166,307
700	Estee Lauder Cos. (The), Inc.-Class A	71,757
1,000	Herbalife Ltd.	56,280
1,700	Kimberly—Clark Corp.	116,110
10,448	Procter & Gamble Co. (The)	700,016

	Total Household & Personal Products	1,203,621

	Insurance — 1.9%
300	Allied World Assurance Co Holdings Ltd.	18,186
600	American Financial Group, Inc.	21,336
1,800	American International Group, Inc. *	51,300
570	Arch Capital Group Ltd. *	19,226
400	Aspen Insurance Holdings Ltd.	10,744
800	Assurant, Inc.	29,592
600	Axis Capital Holdings Ltd.	19,764
500	Brown & Brown, Inc.	13,195
400	Endurance Specialty Holdings Ltd.	16,244
200	Everest Re Group Ltd.	17,794
900	Hartford Financial Services Group (The), Inc.	23,985

100	PartnerRe Ltd.	7,484
400	Protective Life Corp.	9,656
600	Prudential Financial, Inc.	38,268
200	RenaissanceRe Holdings Ltd.	14,392
100	StanCorp Financial Group, Inc.	4,318
300	Transatlantic Holdings, Inc.	13,962
1,800	Travelers Cos. (The), Inc.	111,744
700	Validus Holdings Ltd.	22,561

	Total Insurance	463,751

	Materials — 0.8%
100	Commercial Metals Co.	1,489
1,400	E.I. du Pont de Nemours & Co.	74,620
900	Ecolab, Inc.	49,392
1,100	Freeport—McMoRan Copper & Gold, Inc.	56,804
300	Sigma—Aldrich Corp.	21,087

	Total Materials	203,392

	Media — 1.0%
500	Charter Communications, Inc.-Class A *	28,245
2,500	Comcast Corp.-Class A	63,100
500	DreamWorks Animation SKG, Inc.-Class A *	11,955
1,000	Gannett Co., Inc.	14,260
1,100	McGraw-Hill Cos. (The), Inc.	46,717
100	Time Warner Cable, Inc.	7,722
1,800	Time Warner, Inc.	65,574

	Total Media	237,573

	Pharmaceuticals, Biotechnology & Life Sciences — 17.7%
7,700	Abbott Laboratories	402,325
400	Alexion Pharmaceuticals, Inc. *	18,968
1,400	Allergan, Inc.	115,822
4,600	Amgen, Inc. *	278,484
900	Biogen Idec, Inc. *	85,257
6,600	Bristol—Myers Squibb Co.	189,816
200	Cephalon, Inc. *	15,938
9,100	Eli Lilly & Co.	350,168
1,200	Endo Pharmaceuticals Holdings, Inc. *	49,956
2,600	Forest Laboratories, Inc. *	93,652
3,000	Gilead Sciences, Inc. *	125,220
100	Illumina, Inc. *	7,208
10,120	Johnson & Johnson	680,975
19,376	Merck & Co., Inc.	712,068
190	Mettler-Toledo International, Inc. *	31,800
54,986	Pfizer, Inc.	1,179,450
400	Pharmaceutical Product Development, Inc.	11,540
200	Techne Corp.	16,300
1,800	Warner Chilcott Plc.-Class A	43,398
400	Waters Corp. *	39,424

	Total Pharmaceuticals, Biotechnology & Life Sciences	4,447,769

	Real Estate — 0.1%
1,800	Annaly Capital Management, Inc. REIT	32,634
100	National Retail Properties, Inc. REIT	2,578

	Total Real Estate	35,212

	Retailing — 2.6%
700	Advance Auto Parts, Inc.	43,470

2,220	Aeropostale, Inc. *	41,958
1,000	AutoNation, Inc. *	35,100
210	AutoZone, Inc. *	61,740
1,500	Best Buy Co., Inc.	47,640
700	Dollar Tree, Inc. *	44,618
600	Family Dollar Stores, Inc.	33,444
500	GameStop Corp.-Class A *	13,990
800	Genuine Parts Co.	43,840
700	J.C. Penney Co., Inc.	24,801
1,600	Liberty Media Corp.-Interactive-Class A *	29,136
900	Macy’s, Inc.	25,992
10	Netflix, Inc. *	2,708
300	O’Reilly Automotive, Inc. *	18,033
70	Priceline.com Inc. *	36,063
600	Ross Stores, Inc.	49,176
400	Target Corp.	19,812
1,200	TJX Cos. (The), Inc.	63,624
100	Tractor Supply Co.	6,316

	Total Retailing	641,461

	Semiconductors & Semiconductor Equipment — 0.5%
3,500	Texas Instruments, Inc.	123,550

	Software & Services — 20.2%
3,000	Accenture Plc.-Class A	172,170
800	Adobe Systems, Inc. *	27,704
700	Amdocs Ltd. *	21,308
400	Ansys, Inc. *	22,948
600	AOL, Inc. *	12,342
1,500	Automatic Data Processing, Inc.	82,665
800	BMC Software, Inc. *	44,664
1,000	Broadridge Financial Solutions, Inc.	22,880
700	Citrix Systems, Inc. *	61,334
1,400	Cognizant Technology Solutions Corp.-Class A *	106,456
500	Computer Sciences Corp.	19,945
6,600	eBay, Inc. *	205,722
300	Factset Research Systems, Inc.	33,258
500	Fiserv, Inc. *	32,260
500	Global Payments, Inc.	25,980
1,615	Google, Inc.-Class A *	854,367
600	Informatica Corp. *	35,196
4,532	International Business Machines Corp.	765,591
1,900	Intuit, Inc. *	102,543
400	Jack Henry & Associates, Inc.	12,496
230	MasterCard, Inc.-Class A	66,021
500	Micros Systems, Inc. *	25,530
45,236	Microsoft Corp.	1,131,352
100	NeuStar, Inc. *	2,676
28,600	Oracle Corp.	978,692
1,300	Paychex, Inc.	41,990
300	Quest Software, Inc. *	6,809
2,800	Symantec Corp. *	54,740
200	Syntel, Inc.	10,774
500	TIBCO Software, Inc. *	14,045
900	Total System Services, Inc.	16,740
300	VeriFone Systems, Inc. *	14,439
400	VMware, Inc. *	38,928

	Total Software & Services	5,064,565

	Technology Hardware & Equipment — 6.7%
1,200	Apple, Inc. *	417,396
600	Arrow Electronics, Inc. *	26,778
13,608	Cisco Systems, Inc.	228,614
4,280	Dell, Inc. *	68,822
500	Dolby Laboratories, Inc.-Class A *	23,370
10	F5 Networks, Inc. *	1,136
5,400	Hewlett-Packard Co.	201,852
1,200	Ingram Micro, Inc.-Class A *	22,812
200	Loral Space & Communications, Inc. *	13,304
600	NCR Corp. *	11,712
100	NetApp, Inc. *	5,477
9,832	Qualcomm, Inc.	576,057
2,000	Seagate Technology Plc	33,600
1,358	Western Digital Corp. *	49,771
100	Xerox Corp.	1,021

	Total Technology Hardware & Equipment	1,681,722

	Telecommunication Services — 3.6%
10,400	AT&T, Inc.	328,224
1,500	CenturyLink, Inc.	64,785
100	MetroPCS Communications, Inc. *	1,790
9,500	Sprint Nextel Corp. *	55,575
300	Telephone & Data Systems, Inc.	9,810
12,284	Verizon Communications, Inc.	453,648

	Total Telecommunication Services	913,832

	Transportation — 0.6%
900	CH Robinson Worldwide, Inc.	72,198
600	Expeditors International of Washington, Inc.	31,692
380	Union Pacific Corp.	39,889

	Total Transportation	143,779

	TOTAL COMMON STOCKS (COST $20,842,954)	24,541,626

	INVESTMENT FUNDS — 1.6%

2,975	SPDR S&P 500 ETF Trust (a)	401,298

	TOTAL INVESTMENT FUNDS (COST $376,478)	401,298

	MUTUAL FUNDS — 0.5%

	Affiliated Issuers — 0.5%
4,600	GMO U.S. Treasury Fund	115,053

	TOTAL MUTUAL FUNDS (COST $115,033)	115,053

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
20,425	State Street Institutional Treasury Money Market Fund-Institutional Class	20,425

	TOTAL SHORT-TERM INVESTMENTS (COST $20,425)	20,425

TOTAL INVESTMENTS — 100.0% (Cost $21,354,890)	25,078,402

Other Assets and Liabilities (net) — 0.0%	996

TOTAL NET ASSETS — 100.0%	$25,079,398

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Swap Agreements
Total Return Swaps

Notional	Expiration				Market
Amount	Date	Counterparty	Fund Receives	Fund (Pays) Receives	Value
62,781 USD	7/19/2011	Deutsche Bank AG	15% of notional amount	Return on Sears Holding Corp.	$(2,239)

				Premiums to (Pay) Receive	$—

As of May 31, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

SPDR — Standard and Poor’s Depositary Receipt

* Non-income producing security.

(a)	Represents an investment to equitize cash. The SPDR S&P 500 ETF Trust is a unit investment trust that issues securities called “Trust Units” or “Units” that represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor’s 500 Composite Stock Price Index®. The SPDR S&P 500 ETF Trust prospectus states that the Trust intends to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index.
Currency Abbreviations:
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 22,144,596	$3,135,365	$(201,559)	$2,933,806
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$436,973	$172,000	$494,000	$46	$—	$115,053

Totals	$436,973	$172,000	$494,000	$46	$—	$115,053

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$24,541,626	$—	$—	$24,541,626
Investment Funds	401,298	—	—	401,298
Mutual Funds	115,053	—	—	115,053
Short-Term Investments	20,425	—	—	20,425

Total Investments	25,078,402	—	—	25,078,402

Total	$25,078,402	$—	$—	$25,078,402

LIABILITY VALUATION INPUTS

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Swap Agreements
Equity Risk	$—	$(2,239)	$—	$(2,239)

Total	$—	$(2,239)	$—	$(2,239)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used total return swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$—	$(2,239)	$—	$(2,239)

Total	$—	$—	$—	$(2,239)	$—	$(2,239)

The volume of derivative activity, based on notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2011:

Swap
Agreements
Average amount outstanding	$66,235

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 97.8%

	Automobiles & Components — 0.1%
14,100	BorgWarner, Inc. *	1,022,391
20,800	TRW Automotive Holdings Corp. *	1,182,896

	Total Automobiles & Components	2,205,287

	Banks — 0.1%
42,200	CIT Group, Inc. *	1,870,726
575	Valley National Bancorp	7,814

	Total Banks	1,878,540

	Capital Goods — 3.3%
170,700	3M Co.	16,110,666
2,200	Alliant Techsystems, Inc.	157,366
44,460	Caterpillar, Inc.	4,703,868
15,240	Cummins, Inc.	1,603,858
130,900	Danaher Corp.	7,137,977
27,500	Deere & Co.	2,367,200
53,200	Fastenal Co.	1,765,176
81,700	General Dynamics Corp.	6,063,774
21,320	Joy Global, Inc.	1,911,338
23,100	KBR, Inc.	862,092
21,100	L-3 Communications Holdings, Inc.	1,722,815
18,040	Precision Castparts Corp.	2,834,084
23,600	Rockwell Collins, Inc.	1,442,668
56,200	United Technologies Corp.	4,932,674

	Total Capital Goods	53,615,556

	Commercial & Professional Services — 0.5%
16,800	Copart, Inc. *	789,600
8,800	Dun & Bradstreet Corp.	705,848
18,300	IHS, Inc.-Class A *	1,605,276
61,200	Pitney Bowes, Inc.	1,462,068
46,100	Rollins, Inc.	927,532
24,000	Stericycle, Inc. *	2,138,160

	Total Commercial & Professional Services	7,628,484

	Consumer Durables & Apparel — 1.3%
83,400	Coach, Inc.	5,309,244
21,200	Fortune Brands, Inc.	1,372,276
18,200	Fossil, Inc. *	1,926,288
116,400	Nike, Inc.-Class B	9,829,980
17,800	VF Corp.	1,774,126

	Total Consumer Durables & Apparel	20,211,914

	Consumer Services — 2.1%
83,000	Apollo Group, Inc.-Class A *	3,412,130
11,900	Choice Hotels International, Inc.	424,116
6,510	ITT Educational Services, Inc. *	447,758
68,400	Las Vegas Sands Corp. *	2,841,336
288,200	McDonald’s Corp.	23,499,828
1,660	Strayer Education, Inc.	199,499
21,600	Weight Watchers International, Inc.	1,733,184
38,100	Yum! Brands, Inc.	2,107,692

	Total Consumer Services	34,665,543

	Diversified Financials — 0.4%
323,554	Bank of America Corp.	3,801,760
115,000	SLM Corp. *	1,959,600

	Total Diversified Financials	5,761,360

	Energy — 6.3%
2,490	Apache Corp.	310,254
32,600	Baker Hughes, Inc.	2,410,118
173,269	Chevron Corp.	18,177,651
387,884	ConocoPhillips	28,400,866
308,765	Exxon Mobil Corp.	25,772,615
7,400	Halliburton Co.	371,110
112,200	Marathon Oil Corp.	6,077,874
24,300	Murphy Oil Corp.	1,674,027
84,200	National Oilwell Varco, Inc.	6,111,236
13,798	Occidental Petroleum Corp.	1,488,114
22,600	Rowan Cos, Inc. *	896,090
103,283	Schlumberger Ltd.	8,853,419
1,600	SEACOR Holdings, Inc.	159,472
85,900	Valero Energy Corp.	2,362,250

	Total Energy	103,065,096

	Food & Staples Retailing — 6.2%
59,200	Costco Wholesale Corp.	4,882,816
81,500	CVS Caremark Corp.	3,153,235
136,800	Kroger Co. (The)	3,395,376
47,700	Safeway, Inc.	1,178,190
29,425	Supervalu, Inc.	301,900
145,200	Sysco Corp.	4,676,892
327,400	Walgreen Co.	14,284,462
1,258,845	Wal—Mart Stores, Inc.	69,513,421

	Total Food & Staples Retailing	101,386,292

	Food, Beverage & Tobacco — 9.7%
429,800	Altria Group, Inc.	12,060,188
37,200	Brown-Forman Corp.-Class B	2,696,256
79,400	Campbell Soup Co.	2,759,150
81,500	Coca-Cola Enterprises, Inc.	2,354,535
606,700	Coca—Cola Co. (The)	40,533,627
13,900	Dean Foods Co. *	192,932
26,000	Flowers Foods, Inc.	866,580
156,200	General Mills, Inc.	6,212,074
34,500	Hansen Natural Corp. *	2,471,925
65,600	Hershey Co. (The)	3,655,888
52,300	HJ Heinz Co.	2,872,316
80,300	Hormel Foods Corp.	2,355,199
88,900	Kellogg Co.	5,066,411
35,880	Lorillard, Inc.	4,136,246
32,900	McCormick & Co., Inc. (Non Voting)	1,651,251
400,275	PepsiCo, Inc.	28,467,558
475,237	Philip Morris International, Inc.	34,098,255
120,000	Reynolds American, Inc.	4,773,600

	Total Food, Beverage & Tobacco	157,223,991

	Health Care Equipment & Services — 9.0%
91,100	Aetna, Inc.	3,979,248
70,600	Alere, Inc. *	2,824,000
9,800	AMERIGROUP Corp. *	694,918

86,600	AmerisourceBergen Corp.	3,569,652
188,956	Baxter International, Inc.	11,246,661
61,800	Becton, Dickinson and Co.	5,410,590
19,180	C.R. Bard, Inc.	2,143,941
81,300	Cardinal Health, Inc.	3,692,646
41,800	CareFusion Corp. *	1,211,364
17,190	Cerner Corp. *	2,064,519
53,000	Coventry Health Care, Inc. *	1,864,540
30,700	DENTSPLY International, Inc.	1,204,668
28,860	Edwards Lifesciences Corp. *	2,560,748
153,950	Express Scripts, Inc. *	9,169,262
10,400	Gen-Probe, Inc. *	850,616
25,900	Health Net, Inc. *	831,131
20,300	Henry Schein, Inc. *	1,457,946
50,900	Humana, Inc. *	4,098,977
19,200	Idexx Laboratories, Inc. *	1,511,424
5,600	Intuitive Surgical, Inc. *	1,954,400
26,100	Kinetic Concepts, Inc. *	1,548,774
34,000	Laboratory Corp. of America Holdings *	3,428,220
71,363	Lincare Holdings, Inc.	2,163,726
33,400	McKesson Corp.	2,859,374
13,100	Mednax, Inc. *	984,465
391,400	Medtronic, Inc.	15,929,980
6,200	Owens & Minor, Inc.	214,520
27,000	Patterson Cos., Inc.	933,795
37,600	Quest Diagnostics, Inc.	2,196,592
35,000	ResMed, Inc. *	1,127,000
5,200	STERIS Corp.	187,668
91,200	Stryker Corp.	5,690,880
73,800	St Jude Medical, Inc.	3,739,446
81,532	Triple-S Management Corp.-Class B *	1,796,150
514,774	UnitedHealth Group, Inc.	25,198,187
27,800	Varian Medical Systems, Inc. *	1,877,612
6,300	VCA Antech, Inc. *	154,035
110,500	WellPoint, Inc.	8,637,785
82,425	Zimmer Holdings, Inc. *	5,585,118

	Total Health Care Equipment & Services	146,594,578

	Household & Personal Products — 4.8%
58,200	Avon Products, Inc.	1,729,122
17,500	Church & Dwight Co., Inc.	1,471,750
36,973	Clorox Co.	2,605,857
122,600	Colgate—Palmolive Co.	10,731,178
42,600	Estee Lauder Cos. (The), Inc.-Class A	4,366,926
52,600	Herbalife Ltd.	2,960,328
112,400	Kimberly—Clark Corp.	7,676,920
680,300	Procter & Gamble Co. (The)	45,580,100

	Total Household & Personal Products	77,122,181

	Insurance — 1.5%
14,000	Allied World Assurance Co Holdings Ltd.	848,680
23,200	American Financial Group, Inc.	824,992
112,900	American International Group, Inc. *	3,217,650
36,240	Arch Capital Group Ltd. *	1,222,375
5,400	Aspen Insurance Holdings Ltd.	145,044
43,800	Assurant, Inc.	1,620,162
28,300	Axis Capital Holdings Ltd.	932,202
38,500	Brown & Brown, Inc.	1,016,015
10,100	Endurance Specialty Holdings Ltd.	410,161

11,300	Everest Re Group Ltd.	1,005,361
48,300	Hartford Financial Services Group (The), Inc.	1,287,195
6,300	Protective Life Corp.	152,082
38,200	Prudential Financial, Inc.	2,436,396
14,200	RenaissanceRe Holdings Ltd.	1,021,832
3,800	StanCorp Financial Group, Inc.	164,084
16,900	Transatlantic Holdings, Inc.	786,526
109,500	Travelers Cos. (The), Inc.	6,797,760
37,000	Validus Holdings Ltd.	1,192,510

	Total Insurance	25,081,027

	Materials — 1.0%
90,700	E.I. du Pont de Nemours & Co.	4,834,310
48,000	Ecolab, Inc.	2,634,240
69,700	Freeport—McMoRan Copper & Gold, Inc.	3,599,308
71,681	Schweitzer-Mauduit International, Inc.	3,776,155
23,500	Sigma—Aldrich Corp.	1,651,815

	Total Materials	16,495,828

	Media — 0.8%
25,700	Charter Communications, Inc.-Class A *	1,451,793
158,000	Comcast Corp.-Class A	3,987,920
6,000	DreamWorks Animation SKG, Inc.-Class A *	143,460
61,800	Gannett Co., Inc.	881,268
62,000	McGraw-Hill Cos. (The), Inc.	2,633,140
104,600	Time Warner, Inc.	3,810,578

	Total Media	12,908,159

	Pharmaceuticals, Biotechnology & Life Sciences — 17.4%
496,400	Abbott Laboratories	25,936,900
19,600	Alexion Pharmaceuticals, Inc. *	929,432
83,100	Allergan, Inc.	6,874,863
288,700	Amgen, Inc. *	17,477,898
57,100	Biogen Idec, Inc. *	5,409,083
421,000	Bristol—Myers Squibb Co.	12,107,960
13,000	Cephalon, Inc. *	1,035,970
584,400	Eli Lilly & Co.	22,487,712
69,300	Endo Pharmaceuticals Holdings, Inc. *	2,884,959
160,300	Forest Laboratories, Inc. *	5,774,006
191,400	Gilead Sciences, Inc. *	7,989,036
658,800	Johnson & Johnson	44,330,652
1,228,362	Merck & Co., Inc.	45,142,303
11,240	Mettler-Toledo International, Inc. *	1,881,239
3,563,136	Pfizer, Inc.	76,429,267
26,000	Pharmaceutical Product Development, Inc.	750,100
8,900	Techne Corp.	725,350
107,900	Warner Chilcott Plc.-Class A	2,601,469
21,900	Waters Corp. *	2,158,464

	Total Pharmaceuticals, Biotechnology & Life Sciences	282,926,663

	Real Estate — 0.1%
106,900	Annaly Capital Management, Inc. REIT	1,938,097
6,800	National Retail Properties, Inc. REIT	175,304

	Total Real Estate	2,113,401

	Retailing — 2.3%
37,700	Advance Auto Parts, Inc.	2,341,170
110,305	Aeropostale, Inc. *	2,084,764

54,500	AutoNation, Inc. *	1,912,950
13,394	AutoZone, Inc. *	3,937,836
91,800	Best Buy Co., Inc.	2,915,568
47,300	Dollar Tree, Inc. *	3,014,902
29,700	Family Dollar Stores, Inc.	1,655,478
28,200	GameStop Corp.-Class A *	789,036
46,600	Genuine Parts Co.	2,553,680
43,000	J.C. Penney Co., Inc.	1,523,490
108,900	Liberty Media Corp.-Interactive-Class A *	1,983,069
59,000	Macy’s, Inc.	1,703,920
20,400	O’Reilly Automotive, Inc. *	1,226,244
4,800	Priceline.com Inc. *	2,472,912
33,100	Ross Stores, Inc.	2,712,876
23,200	Target Corp.	1,149,096
75,500	TJX Cos. (The), Inc.	4,003,010

	Total Retailing	37,980,001

	Semiconductors & Semiconductor Equipment — 0.5%
229,600	Texas Instruments, Inc.	8,104,880

	Software & Services — 19.7%
194,100	Accenture Plc.-Class A	11,139,399
50,900	Adobe Systems, Inc. *	1,762,667
46,000	Amdocs Ltd. *	1,400,240
15,400	Ansys, Inc. *	883,498
8,100	AOL, Inc. *	166,617
91,000	Automatic Data Processing, Inc.	5,015,010
52,300	BMC Software, Inc. *	2,919,909
45,900	Broadridge Financial Solutions, Inc.	1,050,192
41,700	Citrix Systems, Inc. *	3,653,754
91,500	Cognizant Technology Solutions Corp.-Class A *	6,957,660
26,100	Computer Sciences Corp.	1,041,129
419,700	eBay, Inc. *	13,082,049
17,500	Factset Research Systems, Inc.	1,940,050
27,200	Fiserv, Inc. *	1,754,944
21,700	Global Payments, Inc.	1,127,532
103,615	Google, Inc.-Class A *	54,814,407
39,700	Informatica Corp. *	2,328,802
286,584	International Business Machines Corp.	48,412,635
114,700	Intuit, Inc. *	6,190,359
28,200	Jack Henry & Associates, Inc.	880,968
13,060	MasterCard, Inc.-Class A	3,748,873
26,200	Micros Systems, Inc. *	1,337,772
2,897,757	Microsoft Corp.	72,472,903
6,800	NeuStar, Inc. *	181,968
1,852,830	Oracle Corp.	63,403,843
87,700	Paychex, Inc.	2,832,710
25,600	Quest Software, Inc. *	580,992
187,700	Symantec Corp. *	3,669,535
3,100	Syntel, Inc.	166,997
36,200	TIBCO Software, Inc. *	1,016,858
49,300	Total System Services, Inc.	916,980
18,400	VeriFone Systems, Inc. *	885,592
24,200	VMware, Inc. *	2,355,144

	Total Software & Services	320,091,988

	Technology Hardware & Equipment — 6.5%
76,920	Apple, Inc. *	26,755,084
25,400	Arrow Electronics, Inc. *	1,133,602

854,318	Cisco Systems, Inc.	14,352,542
259,906	Dell, Inc. *	4,179,288
29,300	Dolby Laboratories, Inc.-Class A *	1,369,482
345,700	Hewlett-Packard Co.	12,922,266
70,600	Ingram Micro, Inc.-Class A *	1,342,106
2,300	Loral Space & Communications, Inc. *	152,996
41,200	NCR Corp. *	804,224
639,900	Qualcomm, Inc.	37,491,741
109,300	Seagate Technology Plc	1,836,240
70,027	Western Digital Corp. *	2,566,490

	Total Technology Hardware & Equipment	104,906,061

	Telecommunication Services — 3.6%
671,200	AT&T, Inc.	21,183,072
95,800	Centurylink, Inc.	4,137,602
619,300	Sprint Nextel Corp. *	3,622,905
21,700	Telephone & Data Systems, Inc.	709,590
790,122	Verizon Communications, Inc.	29,179,205

	Total Telecommunication Services	58,832,374

	Transportation — 0.6%
53,500	CH Robinson Worldwide, Inc.	4,291,770
36,800	Expeditors International of Washington, Inc.	1,943,776
24,810	Union Pacific Corp.	2,604,306

	Total Transportation	8,839,852

	TOTAL COMMON STOCKS (COST $1,346,923,940)	1,589,639,056

	INVESTMENT FUNDS — 1.3%

157,170	SPDR S&P 500 ETF Trust (a)	21,200,662

	TOTAL INVESTMENT FUNDS (COST $19,930,481)	21,200,662

	MUTUAL FUNDS — 0.0%

	Affiliated Issuers — 0.0%
1	GMO U.S. Treasury Fund	42

	TOTAL MUTUAL FUNDS (COST $42)	42

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.7%

	Money Market Funds — 0.7%
11,881,407	State Street Institutional Treasury Money Market Fund-Institutional Class	11,881,407

	TOTAL SHORT-TERM INVESTMENTS (COST $11,881,407)	11,881,407

	TOTAL INVESTMENTS — 99.8% (Cost $1,378,735,870)	1,622,721,167

	Other Assets and Liabilities (net) — 0.2%	2,919,903

	TOTAL NET ASSETS — 100.0%	$1,625,641,070

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Swap Agreements
Total Return Swaps

Notional	Expiration				Market
Amount	Date	Counterparty	Fund Receives	Fund Pays/Receives	Value
4,649,487 USD	7/19/2011	Deutsche Bank AG	15% of notional amount	Return on Sears Holding Corp.	$(165,847)

				Premiums to (Pay) Receive	$—

As of May 31, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

SPDR — Standard and Poor’s Depositary Receipt

* Non-income producing security.

(a)	Represents an investment to equitize cash. The SPDR S&P 500 ETF Trust is a unit investment trust that issues securities called “Trust Units” or “Units” that represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor’s 500 Composite Stock Price Index®. The SPDR S&P 500 ETF Trust prospectus states that the Trust intends to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index.

Currency Abbreviations:
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 1,444,902,197	$187,260,185	$(9,441,215)	$177,818,970
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$23,221,000	$35,072,000	$58,292,958	$3,846	$—	$42

Totals	$23,221,000	$35,072,000	$58,292,958	$3,846	$—	$42

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$1,589,639,056	$—	$—	$1,589,639,056
Investment Funds	21,200,662	—	—	21,200,662
Mutual Funds	42	—	—	42
Short-Term Investments	11,881,407	—	—	11,881,407

Total Investments	1,622,721,167	—	—	1,622,721,167

Total	$1,622,721,167	$—	$—	$1,622,721,167

LIABILITY VALUATION INPUTS

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives *
Swap Agreements
Equity risk	$—	$(165,847)	$—	$(165,847)

Total	$—	$(165,847)	$—	$(165,847)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used total return swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Value of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$—	$(165,847)	$—	$(165,847)

Total	$—	$—	$—	$(165,847)	$—	$(165,847)

The derivative financial instruments outstanding as of period end (as disclosed in the Schedule of Investments) serve as an indicator of the volume of derivative activity for the Fund during the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
2,226,022	GMO Quality Fund, Class VI	48,616,325
3,874,330	GMO U.S. Core Equity Fund, Class VI	48,312,897
95,080	GMO U.S. Small/Mid Cap Growth Fund, Class III	1,311,147
128,649	GMO U.S. Small/Mid Cap Value Fund, Class III	1,134,681

	TOTAL MUTUAL FUNDS (COST $80,534,673)	99,375,050

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
34,459	State Street Eurodollar Time Deposit, 0.01%, due 06/01/11	34,459

	TOTAL SHORT-TERM INVESTMENTS (COST $34,459)	34,459

	TOTAL INVESTMENTS — 100.0% (Cost $80,569,132)	99,409,509

	Other Assets and Liabilities (net) — (0.0%)	(30,671)

	TOTAL NET ASSETS — 100.0%	$99,378,838

As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$85,541,045	$13,899,661	$(31,197)	$13,868,464
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Quality Fund, Class VI	$46,703,245	$753,469	$1,133,493	$253,469	$—	$48,616,325
GMO U.S. Core Equity Fund, Class VI	46,968,900	807,276	1,420,553	307,276	—	48,312,897
GMO U.S. Small/Mid Cap Growth Fund, Class III	1,194,609	254,097	—	640	253,457	1,311,147
GMO U.S. Small/Mid Cap Value Fund, Class III	1,055,906	4,165	—	4,164	—	1,134,681

Totals	$95,922,660	$1,819,007	$2,554,046	$565,549	$253,457	$99,375,050

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	6.9%

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below or in the disclosures in the underlying funds.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mutual Funds	$99,375,050	$—	$—	$99,375,050
Short-Term Investments	34,459	—	—	34,459

Total Investments	99,409,509	—	—	99,409,509

Total	$99,409,509	$—	$—	$99,409,509

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes .
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or the underlying fund were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Derivative financial instruments
At May 31, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
Subsequent events
Subsequent to May 31, 2011, the Fund received redemption requests in the amount of $30,607,573.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Growth Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.3%

	Automobiles & Components — 0.2%
100	Johnson Controls, Inc.	3,960

	Capital Goods — 4.7%
486	3M Co.	45,869
200	Emerson Electric Co.	10,910
62	Goodrich Corp.	5,412
100	Illinois Tool Works, Inc.	5,732
100	Owens Corning, Inc. *	3,820
136	TransDigm Group, Inc. *	11,152
450	United Technologies Corp.	39,496

	Total Capital Goods	122,391

	Consumer Durables & Apparel — 1.2%
236	Nike, Inc.-Class B	19,930
100	Polo Ralph Lauren Corp.	12,677

	Total Consumer Durables & Apparel	32,607

	Consumer Services — 3.9%
260	Apollo Group, Inc.-Class A *	10,688
100	H&R Block, Inc.	1,620
100	International Game Technology	1,724
72	Las Vegas Sands Corp. *	2,991
566	McDonald’s Corp.	46,152
100	MGM Mirage *	1,507
100	Royal Caribbean Cruises Ltd. *	3,900
619	Yum! Brands, Inc.	34,243

	Total Consumer Services	102,825

	Diversified Financials — 0.3%
5	BlackRock, Inc.	1,028
200	Charles Schwab Corp. (The)	3,602
199	TD Ameritrade Holding Corp.	4,288

	Total Diversified Financials	8,918

	Energy — 5.8%
100	Chevron Corp.	10,491
1,444	Exxon Mobil Corp.	120,531
205	Range Resources Corp.	11,463
100	Schlumberger Ltd.	8,572

	Total Energy	151,057

	Food & Staples Retailing — 5.8%
319	Costco Wholesale Corp.	26,311
165	CVS Caremark Corp.	6,384
262	Kroger Co. (The)	6,503
748	Sysco Corp.	24,093
578	Walgreen Co.	25,218
1,037	Wal—Mart Stores, Inc.	57,263
100	Whole Foods Market, Inc.	6,116

	Total Food & Staples Retailing	151,888

	Food, Beverage & Tobacco — 12.4%
479	Altria Group, Inc.	13,441
157	Brown-Forman Corp.-Class B	11,379

330	Campbell Soup Co.	11,467
965	Coca—Cola Co. (The)	64,472
200	ConAgra Foods, Inc.	5,086
366	Flowers Foods, Inc.	12,199
476	General Mills, Inc.	18,930
219	Hansen Natural Corp. *	15,691
304	Hershey Co. (The)	16,942
272	HJ Heinz Co.	14,938
345	Kellogg Co.	19,662
261	McCormick & Co., Inc. (Non Voting)	13,100
19	Mead Johnson Nutrition Co.	1,288
698	PepsiCo, Inc.	49,642
813	Philip Morris International, Inc.	58,333

	Total Food, Beverage & Tobacco	326,570

	Health Care Equipment & Services — 3.6%
38	Baxter International, Inc.	2,262
100	Community Health Systems, Inc. *	2,864
189	DaVita, Inc. *	15,886
454	Express Scripts, Inc. *	27,040
136	Health Management Associates, Inc.-Class A*	1,550
155	Lincare Holdings, Inc.	4,700
100	McKesson Corp.	8,561
663	Medtronic, Inc.	26,984
200	Tenet Healthcare Corp. *	1,276
100	Thoratec Corp. *	3,477

	Total Health Care Equipment & Services	94,600

	Household & Personal Products — 7.5%
440	Avon Products, Inc.	13,073
162	Church & Dwight Co., Inc.	13,624
314	Clorox Co.	22,131
344	Colgate—Palmolive Co.	30,110
383	Estee Lauder Cos. (The), Inc.-Class A	39,261
432	Herbalife Ltd.	24,313
319	Kimberly—Clark Corp.	21,788
475	Procter & Gamble Co. (The)	31,825

	Total Household & Personal Products	196,125

	Insurance — 0.1%
100	Marsh & McLennan Cos., Inc.	3,067

	Materials — 0.8%
100	Air Products & Chemicals, Inc.	9,509
116	Sherwin-Williams Co. (The)	10,189

	Total Materials	19,698

	Media — 1.7%
439	DirectTV — Class A*	22,064
300	Discovery Communications, Inc. *	13,068
2,300	Sirius XM Radio, Inc. *	5,405
100	Viacom, Inc.-Class B	5,041

	Total Media	45,578

	Pharmaceuticals, Biotechnology & Life Sciences — 6.1%
1,008	Abbott Laboratories	52,668
543	Eli Lilly & Co.	20,895
395	Gilead Sciences, Inc. *	16,487

99	Illumina, Inc. *	7,136
851	Johnson & Johnson	57,264
100	Life Technologies Corp. *	5,197

	Total Pharmaceuticals, Biotechnology & Life Sciences	159,647

	Real Estate — 0.1%
204	General Growth Properties, Inc. REIT	3,362

	Retailing — 5.3%
189	Amazon.com, Inc. *	37,174
100	Bed Bath & Beyond, Inc. *	5,389
142	Dick’s Sporting Goods, Inc. *	5,643
520	Dollar General Corp. *	18,236
217	Dollar Tree, Inc. *	13,832
89	Family Dollar Stores, Inc.	4,961
331	Home Depot, Inc.	12,009
16	Netflix, Inc. *	4,333
100	O’Reilly Automotive, Inc. *	6,011
26	Priceline.com Inc. *	13,395
194	Target Corp.	9,609
300	Urban Outfitters, Inc. *	9,138

	Total Retailing	139,730

	Semiconductors & Semiconductor Equipment — 2.2%
100	Avago Technologies Ltd	3,379
100	Broadcom Corp.-Class A*	3,598
1,528	Intel Corp.	34,396
572	Marvell Technology Group Ltd*	9,289
100	Skyworks Solutions, Inc. *	2,547
147	Texas Instruments, Inc.	5,189

	Total Semiconductors & Semiconductor Equipment	58,398

	Software & Services — 17.2%
100	Accenture Plc.-Class A	5,739
100	Akamai Technologies, Inc. *	3,394
100	Amdocs Ltd. *	3,044
119	Autodesk, Inc. *	5,115
220	Citrix Systems, Inc. *	19,276
200	Cognizant Technology Solutions Corp.-Class A*	15,208
226	eBay, Inc. *	7,044
400	Electronic Arts, Inc. *	9,764
120	Equinix, Inc. *	12,168
300	Genpact Ltd. *	4,806
136	Google, Inc.-Class A*	71,947
100	Informatica Corp. *	5,866
519	International Business Machines Corp.	87,675
41	MasterCard, Inc.-Class A	11,769
3,411	Microsoft Corp.	85,309
2,085	Oracle Corp.	71,349
305	Visa, Inc.-Class A	24,723
379	Western Union Co.	7,792

	Total Software & Services	451,988

	Technology Hardware & Equipment — 14.3%
100	Amphenol Corp.-Class A	5,406
485	Apple, Inc. *	168,697
2,561	Cisco Systems, Inc.	43,025
77	Corning, Inc.	1,552
400	Dell, Inc. *	6,432

1,116	EMC Corp. *	31,772
1,060	Hewlett-Packard Co.	39,623
31	Itron, Inc. *	1,589
100	NetApp, Inc. *	5,477
1,050	Qualcomm, Inc.	61,519
200	SanDisk Corp. *	9,504

	Total Technology Hardware & Equipment	374,596

	Telecommunication Services — 1.4%
226	American Tower Corp.-Class A*	12,538
483	Crown Castle International Corp. *	20,001
100	NII Holdings, Inc. *	4,366

	Total Telecommunication Services	36,905

	Transportation — 0.7%
10	Union Pacific Corp.	1,050
241	United Parcel Service, Inc.-Class B	17,711

	Total Transportation	18,761

	TOTAL COMMON STOCKS (COST $2,136,379)	2,502,671

	MUTUAL FUNDS — 4.9%

	Affiliated Issuers — 4.9%
5,119	GMO U.S. Treasury Fund	128,023

	TOTAL MUTUAL FUNDS (COST $128,011)	128,023

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.1%

	Money Market Funds — 1.1%
30,222	State Street Institutional Treasury Money Market Fund-Institutional Class	30,222

	TOTAL SHORT-TERM INVESTMENTS (COST $30,222)	30,222

	TOTAL INVESTMENTS — 101.3% (Cost $2,294,612)	2,660,916

	Other Assets and Liabilities (net) — (1.3%)	(34,755)

	TOTAL NET ASSETS — 100.0%	$2,626,161

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
1	S&P 500 E-Mini Index	June 2011	$67,195	$(7)

As of May 31, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
REIT — Real Estate Investment Trust
*	Non-income producing security.
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$2,325,097	$389,333	$(53,514)	$335,819
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$100,999	$97,000	$70,000	$21	$—	$128,023

Totals	$100,999	$97,000	$70,000	$21	$—	$128,023

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$2,502,671	$—	$—	$2,502,671
Mutual Funds	128,023	—	—	128,023
Short-Term Investments	30,222	—	—	30,222

Total Investments	2,660,916	—	—	2,660,916

Total	$2,660,916	$—	$—	$2,660,916

LIABILITY VALUATION INPUTS

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives *
Futures Contracts
Equity risk	$(7)	$—	$—	$(7)

Total	$(7)	$—	$—	$(7)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*   Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Market Risk — Growth Securities — Because growth securities typically trade at higher multiples of current earnings than other securities, their market values are often more sensitive than other securities to changes in future earnings expectations.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.
At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(7)	$—	$(7)

Total	$—	$—	$—	$(7)	$—	$(7)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (futures contracts), outstanding at each month-end, was as follows for the period ended May 31, 2011:

Futures
Contracts
Average amount outstanding	$45,060

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.8%

	Automobiles & Components — 0.2%
100	Autoliv, Inc.	7,698
100	BorgWarner, Inc. *	7,251
100	Harley-Davidson, Inc.	3,716

	Total Automobiles & Components	18,665

	Banks — 0.6%
400	Associated Banc Corp.	5,636
1,100	CapitalSource, Inc.	7,117
100	Cullen/Frost Bankers, Inc.	5,824
700	New York Community Bancorp, Inc.	11,340
100	Signature Bank/New York NY *	5,692
1,100	TCF Financial Corp.	16,555

	Total Banks	52,164

	Capital Goods — 4.9%
300	3M Co.	28,314
100	AGCO Corp. *	5,167
140	Cummins, Inc.	14,733
300	Deere & Co.	25,824
280	Eaton Corp.	14,468
200	Fluor Corp.	13,786
200	General Cable Corp. *	8,350
4,100	General Electric Co.	80,524
1,200	General Dynamics Corp.	89,064
66	Huntington Ingalls Industries, Inc. *	2,414
100	ITT Industries, Inc.	5,762
200	KBR, Inc.	7,464
300	L-3 Communications Holdings, Inc.	24,495
80	Lockheed Martin Corp.	6,232
400	Northrop Grumman Corp.	26,116
100	Parker Hannifin Corp.	8,885
100	Precision Castparts Corp.	15,710
200	Raytheon Co.	10,076
100	Rockwell Collins, Inc.	6,113
100	Roper Industries, Inc.	8,347
100	Timken Co. (The)	5,162
200	United Technologies Corp.	17,554
200	WESCO International, Inc. *	11,120

	Total Capital Goods	435,680

	Commercial & Professional Services — 0.2%
200	Pitney Bowes, Inc.	4,778
800	RR Donnelley & Sons Co.	17,072

	Total Commercial & Professional Services	21,850

	Consumer Durables & Apparel — 0.7%
300	Coach, Inc.	19,098
200	Fossil, Inc. *	21,168
200	Garmin Ltd. *	6,816
400	Newell Rubbermaid, Inc.	7,124
100	Nike, Inc.-Class B	8,445

	Total Consumer Durables & Apparel	62,651

	Consumer Services — 1.0%
200	Apollo Group, Inc.-Class A *	8,222
400	Brinker International, Inc.	10,312
700	McDonald’s Corp.	57,078
200	Starwood Hotels & Resorts Worldwide, Inc.	12,196

	Total Consumer Services	87,808

	Diversified Financials — 2.0%
70	Affiliated Managers Group, Inc. *	7,401
4,700	Bank of America Corp.	55,225
40	BlackRock, Inc.	8,223
400	Capital One Financial Corp.	21,736
600	Discover Financial Services	14,304
100	Goldman Sachs Group (The), Inc.	14,073
300	Invesco Ltd.	7,401
200	Leucadia National Corp.	7,092
200	Moody’s Corp.	7,982
300	Morgan Stanley	7,248
400	NASDAQ OMX Group (The), Inc. *	10,208
200	NYSE Euronext	7,282
400	SLM Corp. *	6,816

	Total Diversified Financials	174,991

	Energy — 13.2%
100	Anadarko Petroleum Corp.	7,952
100	Atwood Oceanics, Inc. *	4,334
300	Baker Hughes, Inc.	22,179
2,320	Chevron Corp.	243,391
70	Concho Resources Inc. *	6,623
3,929	ConocoPhillips	287,681
100	Devon Energy Corp.	8,407
400	El Paso Corp.	8,420
3,500	Exxon Mobil Corp.	292,145
200	Frontier Oil Corp.	5,972
80	Hess Corp.	6,322
1,300	Marathon Oil Corp.	70,421
200	Murphy Oil Corp.	13,778
200	Nabors Industries Ltd. *	5,578
900	National Oilwell Varco, Inc.	65,322
100	Oceaneering International, Inc. *	8,150
100	Oil States International, Inc. *	7,905
200	Patterson-UTI Energy, Inc.	6,266
100	Peabody Energy Corp.	6,136
200	Rowan Cos, Inc. *	7,930
80	Schlumberger Ltd.	6,858
500	Sunoco, Inc.	20,245
200	Tesoro Corp. *	4,880
100	Tidewater, Inc.	5,465
1,500	Valero Energy Corp.	41,250
300	Weatherford International Ltd. *	5,931
200	World Fuel Services Corp.	7,316

	Total Energy	1,176,857

	Food & Staples Retailing — 4.7%
100	BJ’s Wholesale Club, Inc. *	5,042
1,000	CVS Caremark Corp.	38,690
1,200	Kroger Co. (The)	29,784
500	Safeway, Inc.	12,350

1,475	Supervalu, Inc.	15,133
2,400	Walgreen Co.	104,712
3,900	Wal—Mart Stores, Inc.	215,358

	Total Food & Staples Retailing	421,069

	Food, Beverage & Tobacco — 5.8%
1,900	Altria Group, Inc.	53,314
200	Archer-Daniels-Midland Co.	6,482
100	Bunge Ltd.	7,445
2,700	Coca—Cola Co. (The)	180,387
200	General Mills, Inc.	7,954
200	Hansen Natural Corp. *	14,330
100	Kellogg Co.	5,699
807	Kraft Foods, Inc.-Class A	28,221
1,297	PepsiCo, Inc.	92,243
1,600	Philip Morris International, Inc.	114,800
224	Tyson Foods, Inc.-Class A	4,260

	Total Food, Beverage & Tobacco	515,135

	Health Care Equipment & Services — 12.1%
1,500	Aetna, Inc.	65,520
1,000	AmerisourceBergen Corp.	41,220
1,600	Cardinal Health, Inc.	72,672
600	Cigna Corp.	29,934
600	Coventry Health Care, Inc. *	21,108
380	Express Scripts, Inc. *	22,633
400	Health Net, Inc. *	12,836
700	Humana, Inc. *	56,371
300	Kinetic Concepts, Inc. *	17,802
1,000	McKesson Corp.	85,610
2,200	Medtronic, Inc.	89,540
100	Omnicare, Inc.	3,144
200	Patterson Cos., Inc.	6,917
200	Quest Diagnostics, Inc.	11,684
400	Stryker Corp.	24,960
6,767	UnitedHealth Group, Inc.	331,244
1,600	WellPoint, Inc.	125,072
900	Zimmer Holdings, Inc. *	60,984

	Total Health Care Equipment & Services	1,079,251

	Household & Personal Products — 1.3%
400	Colgate—Palmolive Co.	35,012
100	Kimberly—Clark Corp.	6,830
1,100	Procter & Gamble Co. (The)	73,700

	Total Household & Personal Products	115,542

	Insurance — 6.4%
700	ACE, Ltd.	48,174
800	AFLAC, Inc.	38,232
1,400	Allstate Corp. (The)	43,932
400	American Financial Group, Inc.	14,224
300	American International Group, Inc. *	8,550
600	Arch Capital Group Ltd. *	20,238
200	Aspen Insurance Holdings Ltd.	5,372
400	Assurant, Inc.	14,796
200	Axis Capital Holdings Ltd.	6,588
700	Chubb Corp.	45,913
200	Endurance Specialty Holdings Ltd.	8,122
100	Everest Re Group Ltd.	8,897

400	Fidelity National Financial, Inc.-Class A	6,392
500	Hartford Financial Services Group (The), Inc.	13,325
400	HCC Insurance Holdings, Inc.	13,236
500	Lincoln National Corp.	14,675
575	Old Republic International Corp.	7,147
100	PartnerRe Ltd.	7,484
400	Principal Financial Group, Inc.	12,508
1,400	Progressive Corp. (The)	30,310
200	Reinsurance Group of America, Inc.	12,706
100	RenaissanceRe Holdings Ltd.	7,196
200	StanCorp Financial Group, Inc.	8,636
300	Torchmark Corp.	19,890
100	Transatlantic Holdings, Inc.	4,654
1,800	Travelers Cos. (The), Inc.	111,744
600	Unum Group	15,786
300	W.R. Berkley Corp.	9,933
600	XL Group Plc	14,196

	Total Insurance	572,856

	Materials — 0.9%
100	Albemarle Corp.	7,084
600	Alcoa, Inc.	10,086
50	CF Industries Holdings, Inc.	7,689
900	E.I. du Pont de Nemours & Co.	47,970
100	PPG Industries, Inc.	8,870

	Total Materials	81,699

	Media — 1.3%
300	CBS Corp.-Class B (Non Voting)	8,385
2,200	Comcast Corp.-Class A	55,528
300	DirectTV — Class A *	15,078
100	DreamWorks Animation SKG, Inc.-Class A *	2,391
600	Interpublic Group of Cos. (The), Inc.	7,158
100	Liberty Media Corp. Capital-Class A *	9,114
200	Time Warner Cable, Inc.	15,444

	Total Media	113,098

	Pharmaceuticals, Biotechnology & Life Sciences — 13.7%
1,900	Abbott Laboratories	99,275
100	Allergan, Inc.	8,273
2,200	Amgen, Inc. *	133,188
1,100	Biogen Idec, Inc. *	104,203
400	Bristol—Myers Squibb Co.	11,504
4,500	Eli Lilly & Co.	173,160
500	Endo Pharmaceuticals Holdings, Inc. *	20,815
1,500	Forest Laboratories, Inc. *	54,030
900	Gilead Sciences, Inc. *	37,566
2,500	Johnson & Johnson	168,225
1,800	Merck & Co., Inc.	66,150
400	Mylan, Inc. *	9,418
15,676	Pfizer, Inc.	336,250

	Total Pharmaceuticals, Biotechnology & Life Sciences	1,222,057

	Real Estate — 1.9%
400	Annaly Capital Management, Inc. REIT	7,252
230	AvalonBay Communities, Inc. REIT	30,606
200	BRE Properties, Inc. REIT	10,204
500	Equity Residential REIT	30,915
110	Essex Property Trust, Inc. REIT	15,137

100	Federal Realty Investment Trust REIT	8,760
20	Jones Lang LaSalle, Inc.	1,943
1,000	Kimco Realty Corp. REIT	19,510
200	Rayonier, Inc. REIT	13,278
200	Realty Income Corp. REIT	7,028
200	Regency Centers Corp. REIT	9,262
600	UDR, Inc. REIT	15,636

	Total Real Estate	169,531

	Retailing — 1.5%
100	Abercrombie & Fitch Co.-Class A	7,577
100	Advance Auto Parts, Inc.	6,210
450	Aeropostale, Inc. *	8,505
200	AutoNation, Inc. *	7,020
30	AutoZone, Inc. *	8,820
200	Best Buy Co., Inc.	6,352
200	Big Lots, Inc. *	6,682
200	Dollar Tree, Inc. *	12,748
200	Family Dollar Stores, Inc.	11,148
400	Foot Locker, Inc.	9,976
100	Genuine Parts Co.	5,480
100	Guess?, Inc.	4,572
200	J.C. Penney Co., Inc.	7,086
500	Lowe’s Cos., Inc.	12,070
100	O’Reilly Automotive, Inc. *	6,011
200	Rent-A-Center, Inc.	6,492
100	Williams-Sonoma, Inc.	3,915

	Total Retailing	130,664

	Semiconductors & Semiconductor Equipment — 0.4%
200	KLA-Tencor Corp.	8,620
300	Skyworks Solutions, Inc. *	7,641
600	Texas Instruments, Inc.	21,180

	Total Semiconductors & Semiconductor Equipment	37,441

	Software & Services — 10.9%
400	Cognizant Technology Solutions Corp.-Class A *	30,416
3,400	eBay, Inc. *	105,978
100	Fiserv, Inc. *	6,452
440	Google, Inc.-Class A *	232,769
330	International Business Machines Corp.	55,747
10,600	Microsoft Corp.	265,106
7,200	Oracle Corp.	246,384
1,300	Symantec Corp. *	25,415

	Total Software & Services	968,267

	Technology Hardware & Equipment — 7.0%
760	Apple, Inc. *	264,351
2,400	Cisco Systems, Inc.	40,320
700	Dell, Inc. *	11,256
3,100	Hewlett-Packard Co.	115,878
700	Ingram Micro, Inc.-Class A *	13,307
200	Juniper Networks, Inc. *	7,322
400	Lexmark International, Inc. *	11,912
1,500	Qualcomm, Inc.	87,885
200	Tech Data Corp. *	9,474
2,000	Tellabs, Inc.	9,140
1,000	Western Digital Corp. *	36,650

1,300	Xerox Corp.	13,273

	Total Technology Hardware & Equipment	620,768

	Telecommunication Services — 5.3%
8,958	AT&T, Inc.	282,715
200	CenturyLink, Inc.	8,638
600	MetroPCS Communications, Inc. *	10,740
4,652	Verizon Communications, Inc.	171,798

	Total Telecommunication Services	473,891

	Transportation — 1.0%
200	Norfolk Southern Corp.	14,662
700	Union Pacific Corp.	73,479

	Total Transportation	88,141

	Utilities — 0.8%
300	Aqua America, Inc.	6,831
300	Dominion Resources, Inc./Virginia	14,316
300	Exelon Corp.	12,555
300	NextEra Energy, Inc.	17,385
600	Southern Co.	24,048

	Total Utilities	75,135

	TOTAL COMMON STOCKS (COST $7,188,188)	8,715,211

	MUTUAL FUNDS — 2.2%

	Affiliated Issuers — 2.2%
7,640	GMO U.S. Treasury Fund	191,069

	TOTAL MUTUAL FUNDS (COST $190,995)	191,069

	RIGHTS AND WARRANTS — 0.0%

	Insurance — 0.0%
160	American International Group, Inc., Warrants, Strike 45.00 *	1,456

	Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
400	Sanofi Aventis, Rights, Expires 12/31/20 *	960

	TOTAL RIGHTS AND WARRANTS (COST $3,659)	2,416

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.3%

	Money Market Funds — 0.3%
27,303	State Street Institutional Treasury Money Market Fund-Institutional Class	27,303

	TOTAL SHORT-TERM INVESTMENTS (COST $27,303)	27,303

	TOTAL INVESTMENTS — 100.3% (Cost $7,410,145)	8,935,999

	Other Assets and Liabilities (net) — (0.3%)	(27,228)

	TOTAL NET ASSETS — 100.0%	$8,908,771

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Swap Agreements
Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value
7,386	USD	7/19/2011	Deutsche Bank AG	15% of notional amount	Return on Sears Holding Corp.	$(263)

					Premiums to (Pay) Receive	$—

As of May 31, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Notes to Schedule of Investments:
REIT — Real Estate Investment Trust
*	Non-income producing security.
Currency Abbreviations:
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$7,703,831	$1,360,578	$(128,410)	$1,232,168
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$205,992	$75,000	$90,000	$43	$—	$191,069

Totals	$205,992	$75,000	$90,000	$43	$—	$191,069

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$8,715,211	$—	$—	$8,715,211
Mutual Funds	191,069	—	—	191,069
Rights and Warrants	—	2,416	—	2,416
Short-Term Investments	27,303	—	—	27,303

Total Investments	8,933,583	2,416	—	8,935,999

Total	$8,933,583	$2,416	$—	$8,935,999

LIABILITY VALUATION INPUTS

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Swap Agreements
Equity Risk	$—	$(263)	$—	$(263)

Total	$—	$(263)	$—	$(263)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*   Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used total return swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2011, the Fund held rights and warrants as a result of corporate actions. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
Fair Values of Derivative Instruments as of May 31, 2011	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$2,416	$—	$2,416

Total	$—	$—	$—	$2,416	$—	$2,416

Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$—	$(263)	$—	$(263)

Total	$—	$—	$—	$(263)	$—	$(263)

The derivative financial instruments outstanding as of period end (as disclosed in the Schedule of Investments) serve as an indicator of the volume of derivative activity for the Fund during the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 99.5%

	Automobiles & Components — 3.9%
1,400	BorgWarner, Inc. *	101,514
900	Dana Holding Corp. *	16,308
600	Dorman Products, Inc. *	22,716
500	Exide Technologies *	4,930
300	Standard Motor Products, Inc.	4,530
1,000	Tenneco, Inc. *	41,750
600	TRW Automotive Holdings Corp. *	34,122

	Total Automobiles & Components	225,870

	Capital Goods — 14.0%
1,800	Ametek, Inc.	78,282
300	Applied Industrial Technologies, Inc.	10,686
400	Astronics Corp. *	10,724
300	Blount International, Inc. *	5,085
200	CAI International, Inc. *	4,672
900	Chicago Bridge & Iron Co NV (NY Shares)	34,254
700	Colfax Corp. *	15,771
400	DXP Enterprises, Inc. *	10,360
100	EnPro Industries, Inc. *	4,558
1,000	Gardner Denver, Inc.	83,780
200	GeoEye, Inc. *	6,634
200	Hubbell, Inc.-Class B	13,232
100	KBR, Inc.	3,732
300	Kennametal, Inc.	12,519
100	Lincoln Electric Holdings, Inc.	7,465
400	Meritor, Inc. *	6,604
400	Middleby Corp. *	34,420
100	Pall Corp.	5,610
1,500	Polypore International, Inc. *	98,325
100	Raven Industries, Inc.	5,600
1,000	Sauer-Danfoss, Inc. *	53,400
100	Textainer Group Holdings Ltd.	3,227
100	Thomas & Betts Corp. *	5,475
1,300	Timken Co. (The)	67,106
100	Titan International, Inc.	2,749
100	Titan Machinery, Inc. *	2,679
400	Toro Co. (The)	25,552
1,800	Trimas Corp. *	36,720
2,100	WABCO Holdings, Inc. *	143,955
400	WESCO International, Inc. *	22,240

	Total Capital Goods	815,416

	Commercial & Professional Services — 2.1%
200	Acacia Research — Acacia Technologies *	7,752
300	Brink’s Co. (The)	8,925
200	CompX International, Inc.	2,752
600	Deluxe Corp.	15,444
500	IHS, Inc.-Class A *	43,860
400	Insperity, Inc.	12,584
500	Knoll, Inc.	9,595
900	Rollins, Inc.	18,108
100	SFN Group, Inc. *	1,039
100	Steelcase Inc-Class A	1,087

	Total Commercial & Professional Services	121,146

	Consumer Durables & Apparel — 7.0%
600	CROCS, Inc. *	13,638
1,700	Fossil, Inc. *	179,928
100	Kenneth Cole Productions, Inc.-Class A *	1,249
300	Oxford Industries, Inc.	11,385
600	Polaris Industries, Inc.	66,210
200	Steven Madden Ltd. *	11,148
600	Timberland Co.-Class A *	19,602
1,600	Under Armour, Inc.-Class A *	104,288

	Total Consumer Durables & Apparel	407,448

	Consumer Services — 5.5%
100	AFC Enterprises, Inc. *	1,658
100	BJ’s Restaurants, Inc. *	5,123
400	Brinker International, Inc.	10,312
400	Chipotle Mexican Grill, Inc. *	115,628
100	DineEquity, Inc. *	5,376
100	Domino’s Pizza, Inc. *	2,492
600	Krispy Kreme Doughnuts, Inc. *	5,040
200	Pre-Paid Legal Services, Inc. *	13,272
2,000	Weight Watchers International, Inc.	160,480

	Total Consumer Services	319,381

	Diversified Financials — 2.6%
1,200	BGC Partners Inc-Class A	9,972
400	Credit Acceptance Corp. *	32,000
500	Dollar Financial Corp. *	11,355
600	EZCORP, Inc.-Class A *	19,674
1,000	First Cash Financial Services, Inc. *	41,750
100	Kohlberg Capital Corp.	791
100	Stifel Financial Corp. *	4,027
200	Virtus Investment Partners, Inc. *	11,072
300	Waddell and Reed Financial, Inc.	11,580
100	World Acceptance Corp. *	6,668

	Total Diversified Financials	148,889

	Energy — 6.4%
200	Apco Oil and Gas International, Inc.	17,678
100	Atwood Oceanics, Inc. *	4,334
600	Callon Petroleum Co. *	4,278
100	CARBO Ceramics, Inc.	15,027
400	Clayton Williams Energy, Inc. *	29,996
100	Cloud Peak Energy, Inc. *	2,124
300	Concho Resources Inc. *	28,383
600	Dril-Quip, Inc. *	44,508
100	Golar LNG Ltd.	3,186
300	Gulfport Energy Corp. *	8,877
1,100	Holly Corp.	68,541
200	ION Geophysical Corp. *	2,018
200	Lufkin Industries, Inc.	18,142
100	Oil States International, Inc. *	7,905
300	Rowan Cos, Inc. *	11,895
3,550	RPC, Inc.	89,389
100	Stone Energy Corp. *	3,226
100	Superior Energy Services, Inc. *	3,747
200	W&T Offshore, Inc.	5,180
200	World Fuel Services Corp.	7,316

	Total Energy	375,750

	Food & Staples Retailing — 0.6%
700	PriceSmart, Inc.	32,655

	Food, Beverage & Tobacco — 1.1%
200	B&G Foods, Inc.	3,708
300	Boston Beer Co., Inc.-Class A *	25,143
1,900	Darling International, Inc. *	36,385

	Total Food, Beverage & Tobacco	65,236

	Health Care Equipment & Services — 7.2%
100	Air Methods Corp. *	6,105
200	AMERIGROUP Corp. *	14,182
100	athenahealth, Inc. *	4,477
200	Chemed Corp.	13,514
500	Cooper Cos (The), Inc.	37,455
600	CorVel Corp. *	31,764
500	Delcath Systems, Inc. *	3,025
300	Ensign Group, Inc. (The)	8,970
500	Gen-Probe, Inc. *	40,895
100	Haemonetics Corp. *	6,763
800	Health Management Associates, Inc.-Class A *	9,120
1,100	Hill-Rom Holdings, Inc.	50,204
100	HMS Holdings Corp. *	7,806
500	Masimo Corp.	15,360
200	Medidata Solutions, Inc. *	4,598
700	Mednax, Inc. *	52,605
200	National Research Corp.	7,116
700	Neogen Corp. *	31,388
1,500	NxStage Medical, Inc. *	28,215
500	Providence Service Corp. (The) *	6,800
400	PSS World Medical, Inc. *	11,688
100	Quality Systems, Inc.	8,608
700	Rural/Metro Corp. *	12,040
600	Sunrise Senior Living, Inc. *	5,964

	Total Health Care Equipment & Services	418,662

	Household & Personal Products — 2.6%
2,600	Herbalife Ltd.	146,328
143	Inter Parfums, Inc.	3,186
64	USANA Health Sciences, Inc. *	1,881

	Total Household & Personal Products	151,395

	Insurance — 2.5%
100	Arthur J. Gallagher & Co.	2,871
300	Axis Capital Holdings Ltd.	9,882
900	Brown & Brown, Inc.	23,751
100	Endurance Specialty Holdings Ltd.	4,061
1,413	Erie Indemnity Co.-Class A	100,634
100	Validus Holdings Ltd.	3,223

	Total Insurance	144,422

	Materials — 5.9%
400	Albemarle Corp.	28,336
100	Balchem Corp.-Class B	4,315
100	Clearwater Paper Corp. *	6,909
100	Coeur d’Alene Mines Corp. *	2,757
700	Crown Holdings, Inc. *	28,427
200	Eastman Chemical Co.	21,170

100	Ferro Corp. *	1,310
100	Flotek Industries, Inc. *	888
1,300	Globe Specialty Metals, Inc.	29,458
300	Hawkins, Inc.	13,065
100	International Flavors & Fragrances, Inc.	6,406
500	Kraton Performance Polymers, Inc. *	19,230
600	LSB Industries, Inc. *	28,404
100	NewMarket Corp.	17,422
300	Noranda Aluminum Holding Corp. *	4,446
1,000	Omnova Solutions, Inc. *	9,410
700	PolyOne Corp.	10,661
600	Rockwood Holdings, Inc. *	31,554
100	RPM International, Inc.	2,350
100	Schnitzer Steel Industries, Inc.-Class A	5,910
100	Silgan Holdings, Inc.	4,489
1,000	Solutia, Inc. *	24,970
600	Stillwater Mining Co. *	12,150
3,800	US Gold Corp. *	26,866
100	Worthington Industries, Inc.	2,183

	Total Materials	343,086

	Media — 0.1%
100	Arbitron, Inc.	4,270

	Pharmaceuticals, Biotechnology & Life Sciences — 4.5%
3,600	Akorn, Inc. *	24,516
1,300	Alexion Pharmaceuticals, Inc. *	61,646
200	Bruker Corp. *	3,944
100	Charles River Laboratories International, Inc. *	3,868
900	Depomed, Inc. *	8,208
300	Impax Laboratories, Inc. *	8,055
1,300	Jazz Pharmaceuticals, Inc. *	38,077
500	Medicines Co. *	9,555
500	Mettler-Toledo International, Inc. *	83,685
500	Neurocrine Biosciences, Inc. *	4,125
200	PerkinElmer, Inc.	5,538
500	Questcor Pharmaceuticals, Inc. *	11,535

	Total Pharmaceuticals, Biotechnology & Life Sciences	262,752

	Real Estate — 0.0%
100	Getty Realty Corp. REIT	2,595

	Retailing — 4.4%
900	ANN, Inc. *	25,335
400	Cato Corp. (The)-Class A	10,888
100	Destination Maternity Corp.	2,062
100	Group 1 Automotive, Inc.	3,873
200	Hibbett Sports, Inc. *	8,328
250	Jos. A. Bank Clothiers, Inc. *	14,275
100	Lithia Motors, Inc.-Class A	1,790
200	Monro Muffler, Inc.	6,470
100	New York & Co., Inc. *	530
300	Penske Auto Group, Inc.	6,228
2,500	Sally Beauty Holdings, Inc. *	41,900
1,800	Tractor Supply Co.	113,688
500	Williams-Sonoma, Inc.	19,575

	Total Retailing	254,942

	Semiconductors & Semiconductor Equipment — 6.9%
11,000	Atmel Corp. *	165,220
600	AXT, Inc. *	4,884
1,700	Cypress Semiconductor Corp. *	39,814
100	FEI Co. *	3,901
500	GSI Technology, Inc. *	3,505
1,400	GT Solar International, Inc. *	17,864
500	IXYS Corp. *	6,945
500	Micrel, Inc.	5,885
1,600	MIPS Technologies, Inc. *	12,672
100	NVE Corp. *	6,108
2,700	Silicon Image, Inc. *	20,466
3,800	Skyworks Solutions, Inc. *	96,786
1,600	TriQuint Semiconductor, Inc. *	20,720

	Total Semiconductors & Semiconductor Equipment	404,770

	Software & Services — 12.6%
300	ACI Worldwide, Inc. *	9,711
900	Ancestry.com, Inc. *	37,017
2,600	Compuware Corp. *	26,494
300	DemandTec, Inc. *	2,982
400	DST Systems, Inc.	20,108
1,000	Fortinet, Inc. *	48,490
800	Global Cash Access Holdings, Inc. *	2,568
100	iGate Corp.	1,845
1,200	Informatica Corp. *	70,392
300	Liquidity Services, Inc. *	6,288
300	LivePerson, Inc. *	3,558
900	Magma Design Automation, Inc. *	6,282
200	Mentor Graphics Corp. *	2,682
1,200	Micros Systems, Inc. *	61,272
400	Netscout Systems, Inc. *	9,280
300	NIC, Inc.	3,918
200	OpenTable, Inc. *	17,666
500	Opnet Technologies, Inc.	19,585
50	Progress Software Corp. *	1,353
1,400	Quest Software, Inc. *	31,773
200	Radiant Systems, Inc. *	4,200
300	SAVVIS, Inc. *	11,790
1,200	Smith Micro Software, Inc. *	6,372
300	Solera Holdings, Inc.	17,727
600	Support.com, Inc. *	2,880
800	Syntel, Inc.	43,096
100	TeleTech Holdings, Inc. *	1,810
5,700	TIBCO Software, Inc. *	160,113
400	Travelzoo, Inc. *	30,056
200	Valueclick, Inc. *	3,610
1,400	VeriFone Systems, Inc. *	67,382
200	Virtusa Corp. *	4,030

	Total Software & Services	736,330

	Technology Hardware & Equipment — 7.5%
900	Acme Packet, Inc. *	68,121
1,200	ADTRAN, Inc.	51,432
300	Anixter International, Inc.	20,307
200	Arrow Electronics, Inc. *	8,926
100	Cognex Corp.	3,529
800	DDi Corp.	7,296
100	Faro Technologies, Inc. *	4,476

500	Finisar Corp. *	12,010
500	InterDigital, Inc.	21,505
1,100	Ixia *	17,314
200	Loral Space & Communications, Inc. *	13,304
1,600	NCR Corp. *	31,232
100	Oplink Communications, Inc. *	1,848
2,800	Riverbed Technology, Inc. *	106,176
100	Rofin-Sinar Technologies, Inc. *	3,614
300	Trimble Navigation Ltd. *	13,107
400	Universal Display Corp. *	19,088
64	Vishay Precision Group, Inc. *	1,167
800	Zebra Technologies Corp. *	35,560

	Total Technology Hardware & Equipment	440,012

	Telecommunication Services — 0.8%
400	Cogent Communications Group, Inc. *	6,220
1,500	MetroPCS Communications, Inc. *	26,850
700	USA Mobility, Inc.	11,382

	Total Telecommunication Services	44,452

	Transportation — 1.3%
400	Avis Budget Group, Inc. *	7,036
900	Old Dominion Freight Line, Inc. *	33,597
100	Park-Ohio Holdings Corp. *	2,126
1,600	UTi Worldwide, Inc.	35,568

	Total Transportation	78,327

	TOTAL COMMON STOCKS (COST $4,832,906)	5,797,806

	MUTUAL FUNDS — 1.1%

	Affiliated Issuers — 1.1%
2,524	GMO U.S. Treasury Fund	63,125

	TOTAL MUTUAL FUNDS (COST $63,125)	63,125

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
9,138	State Street Institutional Treasury Money Market Fund-Institutional Class	9,138

	TOTAL SHORT-TERM INVESTMENTS (COST $9,138)	9,138

	TOTAL INVESTMENTS — 100.7% (Cost $4,905,169)	5,870,069

	Other Assets and Liabilities (net) — (0.7%)	(43,433)

	TOTAL NET ASSETS — 100.0%	$5,826,636

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

* Non-income producing security.
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 4,910,180	$1,068,824	$(108,935)	$959,889
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$101,000	$183,000	$220,875	$16	$—	$63,125

Totals	$101,000	$183,000	$220,875	$16	$—	$63,125

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$5,797,806	$—	$—	$5,797,806
Mutual Funds	63,125	—	—	63,125
Short-Term Investments	9,138	—	—	9,138

Total Investments	5,870,069	—	—	5,870,069

Total	$5,870,069	$—	$—	$5,870,069

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Market Risk — Growth Securities — Because growth securities typically trade at higher multiples of current earnings than other securities, their market values are often more sensitive than other securities to changes in future earnings expectations.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in-kind); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 98.6%

	Automobiles & Components — 3.1%
800	Autoliv, Inc.	61,583
300	Dorman Products, Inc. *	11,358
800	Lear Corp.	40,656
500	Standard Motor Products, Inc.	7,550
1,100	TRW Automotive Holdings Corp. *	62,557

	Total Automobiles & Components	183,704

	Banks — 0.3%
200	Federal Agricultural Mortgage Corp.-Class C	3,810
600	MainSource Financial Group, Inc.	4,620
300	Washington Trust Bancorp, Inc.	7,032

	Total Banks	15,462

	Capital Goods — 8.0%
600	Aceto Corp.	4,230
500	Aircastle Ltd.	6,270
200	Alamo Group, Inc.	5,100
200	Alliant Techsystems, Inc.	14,306
400	Applied Industrial Technologies, Inc.	14,248
400	Brady Corp.-Class A	13,788
300	Ceradyne, Inc. *	13,428
600	Crane Co.	29,514
100	Cubic Corp.	5,124
200	DXP Enterprises, Inc. *	5,180
300	EnerSys*	10,740
200	EnPro Industries, Inc. *	9,116
300	Esterline Technologies Corp. *	22,686
700	Hubbell, Inc.-Class B	46,312
700	Idex Corp.	31,738
1,200	KBR, Inc.	44,784
400	LaBarge, Inc. *	7,664
200	Middleby Corp. *	17,210
100	NACCO Industries, Inc.-Class A	9,780
300	NN, Inc. *	4,353
100	Preformed Line Products Co.	7,156
100	Raven Industries, Inc.	5,600
300	Roper Industries, Inc.	25,041
16	Seaboard Corp.	36,960
100	Standex International Corp.	3,322
300	Teledyne Technologies, Inc. *	14,730
300	Titan Machinery, Inc. *	8,037
100	Toro Co. (The)	6,388
200	Trimas Corp. *	4,080
200	Twin Disc, Inc.	6,672
400	United Rentals, Inc. *	10,936
600	WESCO International, Inc. *	33,360

	Total Capital Goods	477,853

	Commercial & Professional Services — 5.3%
400	ABM Industries, Inc.	9,112
900	Avery Dennison Corp.	38,106
200	Brink’s Co. (The)	5,950
1,000	Cintas Corp.	32,850
200	Corporate Executive Board Co. (The)	8,410
800	Deluxe Corp.	20,592

600	Equifax, Inc.	22,674
300	G&K Services Inc.-Class A	9,489
300	Insperity, Inc.	9,438
500	Kelly Services, Inc.-Class A*	8,815
800	Manpower, Inc.	48,904
200	Mine Safety Appliances Co.	7,516
300	Multi-Color Corp.	6,783
900	SFN Group, Inc. *	9,351
300	Sykes Enterprises, Inc. *	6,489
300	Team, Inc. *	6,900
700	Towers Watson & Co.-Class A	44,415
100	UniFirst Corp.	5,362
200	United Stationers, Inc.	14,804

	Total Commercial & Professional Services	315,960

	Consumer Durables & Apparel — 5.0%
300	Columbia Sportswear Co.	19,680
390	Deckers Outdoor Corp. *	35,529
400	Fossil, Inc. *	42,336
300	G-III Apparel Group Ltd. *	12,876
300	Hasbro, Inc.	13,722
200	Helen of Troy Ltd. *	6,478
800	Iconix Brand Group, Inc. *	19,760
400	Jakks Pacific, Inc. *	7,932
200	Maidenform Brands, Inc. *	6,026
2,000	Newell Rubbermaid, Inc.	35,620
200	Oxford Industries, Inc.	7,590
200	Perry Ellis International, Inc. *	6,241
200	Polaris Industries, Inc.	22,070
100	Steven Madden Ltd. *	5,574
400	Timberland Co.-Class A*	13,068
400	Tupperware Brands Corp.	26,184
500	Wolverine World Wide, Inc.	19,560

	Total Consumer Durables & Apparel	300,246

	Consumer Services — 2.1%
400	AFC Enterprises, Inc. *	6,632
700	Brinker International, Inc.	18,046
200	Cracker Barrel Old Country Store, Inc.	9,476
200	DineEquity, Inc. *	10,752
700	Domino’s Pizza, Inc. *	17,444
400	Mac-Gray Corp.	6,152
300	Papa John’s International, Inc. *	9,939
200	Pre-Paid Legal Services, Inc. *	13,272
400	Weight Watchers International, Inc.	32,096

	Total Consumer Services	123,809

	Diversified Financials — 2.8%
4,000	American Capital Ltd. *	39,600
200	Cash America International, Inc.	10,412
200	Encore Capital Group, Inc. *	6,618
800	EZCORP, Inc.-Class A*	26,232
400	First Cash Financial Services, Inc. *	16,700
200	INTL FCStone, Inc. *	5,170
1,300	NASDAQ OMX Group (The), Inc. *	33,176
300	Nelnet, Inc.-Class A	6,597
1,500	Primus Guaranty Ltd. *	7,425

200	World Acceptance Corp. *	13,336

	Total Diversified Financials	165,266

	Energy — 3.7%
700	Cloud Peak Energy, Inc. *	14,868
400	Holly Corp.	24,924
800	McDermott International, Inc. *	16,976
600	Oil States International, Inc. *	47,430
200	SEACOR Holdings, Inc.	19,934
1,000	Tesoro Corp. *	24,400
600	W&T Offshore, Inc.	15,540
1,200	Western Refining, Inc. *	20,916
900	World Fuel Services Corp.	32,922

	Total Energy	217,910

	Food & Staples Retailing — 1.5%
300	BJ’s Wholesale Club, Inc. *	15,126
400	Ingles Markets, Inc.-Class A	7,120
200	Nash Finch Co.	7,514
300	Pantry, Inc. *	5,541
400	Ruddick Corp.	17,580
400	Spartan Stores, Inc.	7,460
400	Susser Holdings Corp. *	5,736
200	Village Super Market, Inc.	5,254
400	Weis Markets, Inc.	16,068

	Total Food & Staples Retailing	87,399

	Food, Beverage & Tobacco — 2.7%
100	Coca-Cola Bottling Co.	6,749
1,400	Constellation Brands, Inc.-Class A*	30,744
800	Corn Products International, Inc.	45,384
600	Darling International, Inc. *	11,490
600	Dole Food Co., Inc. *	8,046
500	Fresh Del Monte Produce, Inc.	13,745
400	Hain Celestial Group (The), Inc. *	14,304
400	National Beverage Corp.	5,660
300	Ralcorp Holdings, Inc. *	26,382

	Total Food, Beverage & Tobacco	162,504

	Health Care Equipment & Services — 10.9%
100	Almost Family, Inc. *	3,021
700	AMERIGROUP Corp. *	49,637
200	AmSurg Corp. *	5,182
700	Centene Corp. *	24,360
200	Chemed Corp.	13,514
400	Conmed Corp. *	11,320
1,100	Continucare Corp. *	5,181
600	Cooper Cos (The), Inc.	44,946
2,000	Coventry Health Care, Inc. *	70,360
100	Ensign Group, Inc. (The)	2,990
800	Five Star Quality Care, Inc. *	6,176
300	Greatbatch, Inc. *	8,685
1,200	Health Net, Inc. *	38,508
900	Healthspring, Inc. *	39,465
700	Hill-Rom Holdings, Inc.	31,948
200	ICU Medical, Inc. *	8,672
300	Integra LifeSciences Holdings Corp. *	15,387
300	Invacare Corp.	10,074
400	Kindred Healthcare, Inc. *	9,816

800	Kinetic Concepts, Inc. *	47,472
400	Magellan Health Services, Inc. *	21,176
400	Mednax, Inc. *	30,060
700	MedQuist, Inc.	9,450
1,300	Metropolitan Health Networks, Inc. *	6,331
450	Molina Healthcare, Inc. *	12,231
100	MWI Veterinary Supply, Inc. *	8,430
600	Omnicare, Inc.	18,864
400	Owens & Minor, Inc.	13,840
600	Patterson Cos., Inc.	20,751
500	PSS World Medical, Inc. *	14,610
200	Skilled Healthcare Group Inc.-Class A*	2,268
1,100	Universal American Corp.	10,230
300	US Physical Therapy, Inc.	7,722
400	WellCare Health Plans, Inc. *	19,700
200	Young Innovations, Inc.	5,718

	Total Health Care Equipment & Services	648,095

	Household & Personal Products — 3.3%
400	Elizabeth Arden, Inc. *	12,292
700	Energizer Holdings, Inc. *	53,935
1,400	Herbalife Ltd.	78,792
357	Inter Parfums, Inc.	7,954
200	Nu Skin Enterprises, Inc.-Class A	7,818
700	Prestige Brands Holdings, Inc. *	9,037
400	Spectrum Brands Holdings, Inc. *	14,388
236	USANA Health Sciences, Inc. *	6,936
200	WD-40 Co.	8,476

	Total Household & Personal Products	199,628

	Insurance — 9.1%
500	Allied World Assurance Co Holdings Ltd.	30,310
600	American Equity Investment Life Holding Co.	7,794
700	American Financial Group, Inc.	24,892
300	American Safety Insurance Holdings Ltd. *	5,559
800	AmTrust Financial Services, Inc.	18,184
600	Arch Capital Group Ltd. *	20,238
600	Assurant, Inc.	22,194
700	Axis Capital Holdings Ltd.	23,058
1,000	Brown & Brown, Inc.	26,390
700	CNA Surety Corp. *	18,578
2,100	CNO Financial Group, Inc. *	16,254
600	Endurance Specialty Holdings Ltd.	24,366
120	Enstar Group Ltd. *	12,208
300	Erie Indemnity Co.-Class A	21,366
400	FBL Financial Group, Inc.-Class A	12,708
700	HCC Insurance Holdings, Inc.	23,163
200	Infinity Property & Casualty Corp.	10,632
600	Meadowbrook Insurance Group, Inc.	5,922
600	Montpelier Re Holdings Ltd.	11,286
900	Protective Life Corp.	21,726
600	Reinsurance Group of America, Inc.	38,118
400	RenaissanceRe Holdings Ltd.	28,784
200	Safety Insurance Group, Inc.	8,980
900	Torchmark Corp.	59,670
400	Tower Group, Inc.	9,720
1,300	Validus Holdings Ltd.	41,899

	Total Insurance	543,999

	Materials — 5.7%
1,700	Ball Corp.	67,167
500	Boise, Inc.	4,220
670	Eastman Chemical Co.	70,920
100	Hawkins, Inc.	4,355
200	Innophos Holdings, Inc.	8,978
200	Innospec, Inc. *	6,778
600	International Flavors & Fragrances, Inc.	38,436
300	KapStone Paper and Packaging Corp. *	4,935
200	Kraton Performance Polymers, Inc. *	7,692
100	Quaker Chemical Corp.	4,356
800	RPM International, Inc.	18,800
1,000	Sealed Air Corp.	25,680
400	Sensient Technologies Corp.	15,220
800	Silgan Holdings, Inc.	35,912
200	TPC Group, Inc. *	7,276
500	Valspar Corp.	19,235

	Total Materials	339,960

	Media — 1.3%
600	Charter Communications, Inc.-Class A*	33,894
500	Global Sources Ltd*	5,785
300	John Wiley and Sons, Inc.-Class A	15,900
400	Meredith Corp.	12,644
1,100	Sinclair Broadcast Group, Inc.	10,582

	Total Media	78,805

	Pharmaceuticals, Biotechnology & Life Sciences — 3.6%
170	Bio-Rad Laboratories, Inc. *	21,153
500	Cephalon, Inc. *	39,845
1,600	Endo Pharmaceuticals Holdings, Inc. *	66,608
600	K-V Pharmaceutical Co.-Class A *	1,914
300	Par Pharmaceutical Cos., Inc. *	10,308
600	Pharmaceutical Product Development, Inc.	17,310
1,200	Viropharma, Inc. *	23,220
500	Watson Pharmaceuticals, Inc. *	32,175

	Total Pharmaceuticals, Biotechnology & Life Sciences	212,533

	Real Estate — 0.9%
800	American Capital Agency Corp. REIT	24,296
600	Hatteras Financial Corp. REIT	17,526
800	Newcastle Investment Corp. REIT*	4,384
300	Pennymac Mortgage Investment Trust REIT	5,121

	Total Real Estate	51,327

	Retailing — 12.1%
200	Aaron’s, Inc.	5,642
1,100	Abercrombie & Fitch Co.-Class A	83,347
600	Advance Auto Parts, Inc.	37,260
1,100	American Eagle Outfitters, Inc.	14,586
300	ANN, Inc. *	8,445
500	Asbury Automotive Group, Inc. *	8,400
1,400	AutoNation, Inc. *	49,140
500	Buckle (The), Inc.	21,345
900	Cabela’s, Inc. *	22,104
400	Cato Corp. (The)-Class A	10,888
100	Core-Mark Holding Co., Inc. *	3,574
200	Destination Maternity Corp.	4,124

900	Dillard’s, Inc.-Class A	50,571
130	DSW, Inc.-Class A *	6,519
200	Family Dollar Stores, Inc.	11,148
1,300	Foot Locker, Inc.	32,422
400	Fred’s, Inc.-Class A	5,820
1,100	GameStop Corp.-Class A *	30,778
300	Genesco, Inc. *	13,497
300	Group 1 Automotive, Inc.	11,619
200	Hibbett Sports, Inc. *	8,328
300	Jos. A. Bank Clothiers, Inc. *	17,130
400	Lithia Motors, Inc.-Class A	7,160
600	Men’s Wearhouse (The), Inc.	20,658
900	Penske Auto Group, Inc.	18,684
1,400	PetSmart, Inc.	63,420
1,000	Rent-A-Center, Inc.	32,460
800	Sally Beauty Holdings, Inc. *	13,408
100	Shoe Carnival, Inc. *	2,722
600	Sonic Automotive, Inc.	7,842
300	Stage Stores, Inc.	5,412
300	Tiffany & Co.	22,698
500	Tractor Supply Co.	31,580
1,000	Williams-Sonoma, Inc.	39,150

	Total Retailing	721,881

	Semiconductors & Semiconductor Equipment — 1.0%
200	Diodes, Inc. *	5,840
700	Entegris, Inc. *	6,426
1,300	Fairchild Semiconductor International, Inc. *	23,452
1,200	GT Solar International, Inc. *	15,312
900	Photronics, Inc. *	9,036

	Total Semiconductors & Semiconductor Equipment	60,066

	Software & Services — 6.8%
400	CACI International, Inc.-Class A *	25,532
1,200	CIBER, Inc. *	7,320
2,400	Compuware Corp. *	24,456
1,200	Convergys Corp. *	15,336
400	DST Systems, Inc.	20,108
500	EarthLink, Inc.	3,948
100	ePlus, Inc. *	2,628
400	Fair Isaac Corp.	11,700
300	Global Payments, Inc.	15,588
600	j2 Global Communications, Inc. *	17,394
800	Jack Henry & Associates, Inc.	24,992
700	Mentor Graphics Corp. *	9,387
50	MicroStrategy, Inc.-Class A *	7,309
1,000	Progress Software Corp. *	27,070
1,100	Quest Software, Inc. *	24,964
500	Smith Micro Software, Inc. *	2,655
400	SRA International, Inc.-Class A *	12,380
400	Stamps.com, Inc.	4,976
1,700	Synopsys, Inc. *	46,478
300	Syntel, Inc.	16,161
500	TeleTech Holdings, Inc. *	9,050
900	TIBCO Software, Inc. *	25,281
1,200	Total System Services, Inc.	22,320
1,300	United Online, Inc.	7,904
700	Valueclick, Inc. *	12,635

500	Web.com Group, Inc. *	5,965

	Total Software & Services	403,537

	Technology Hardware & Equipment — 6.3%
300	ADTRAN, Inc.	12,858
400	Anixter International, Inc.	27,076
1,400	Arrow Electronics, Inc. *	62,482
1,200	Avnet, Inc. *	43,440
300	Black Box Corp.	9,888
400	Brightpoint, Inc. *	3,616
600	Cogo Group, Inc. *	3,984
100	EMS Technologies, Inc. *	2,609
1,700	Ingram Micro, Inc.-Class A*	32,317
500	Insight Enterprises, Inc. *	8,385
100	InterDigital, Inc.	4,301
400	Lexmark International, Inc. *	11,912
200	Measurement Specialties, Inc. *	7,650
200	MTS Systems Corp.	8,196
800	NCR Corp. *	15,616
400	PC Connection, Inc. *	3,492
400	Polycom, Inc. *	22,964
200	Scansource, Inc. *	7,086
400	SYNNEX Corp. *	13,096
500	Tech Data Corp. *	23,685
1,400	Vishay Intertechnology, Inc. *	22,218
600	Zebra Technologies Corp. *	26,670

	Total Technology Hardware & Equipment	373,541

	Telecommunication Services — 1.6%
1,800	Centurylink, Inc.	77,742
200	IDT Corp.-Class B	5,900
600	USA Mobility, Inc.	9,756
1,100	Vonage Holdings Corp. *	5,247

	Total Telecommunication Services	98,645

	Transportation — 0.4%
700	Air Transport Services Group, Inc. *	5,215
600	Republic Airways Holdings, Inc. *	2,928
700	UTi Worldwide, Inc.	15,561

	Total Transportation	23,704

	Utilities — 1.1%
500	Energen Corp.	31,135
1,100	UGI Corp.	36,058

	Total Utilities	67,193

	TOTAL COMMON STOCKS (COST $4,870,092)	5,873,027

	MUTUAL FUNDS — 1.7%

	Affiliated Issuers — 1.7%
4,079	GMO U.S. Treasury Fund	102,025

	TOTAL MUTUAL FUNDS (COST $102,025)	102,025

	RIGHTS AND WARRANTS — 0.2%

	Insurance — 0.2%
1,495	American International Group, Inc., Warrants, Strike 45.00, Expires 01/19/21 *	13,605

	TOTAL RIGHTS AND WARRANTS (COST $25,415)	13,605

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.5%

	Money Market Funds — 0.5%
28,603	State Street Institutional Treasury Money Market Fund-Institutional Class	28,603

	TOTAL SHORT-TERM INVESTMENTS (COST $28,603)	28,603

	TOTAL INVESTMENTS — 101.0% (Cost $5,026,135)	6,017,260

	Other Assets and Liabilities (net) — (1.0%)	(61,387)

	TOTAL NET ASSETS — 100.0%	$5,955,873

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

* Non-income producing security.
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 5,045,764	$1,062,721	$(91,225)	$971,496
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$185,000	$363,000	$445,975	$31	$—	$102,025

Totals	$185,000	$363,000	$445,975	$31	$—	$102,025

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See below for a further discussion on valuation of derivative financial instruments.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$5,873,027	$—	$—	$5,873,027
Mutual Funds	102,025	—	—	102,025
Rights and Warrants	—	13,605	—	13,605
Short-Term Investments	28,603	—	—	28,603

Total Investments	6,003,655	13,605	—	6,017,260

Total	$6,003,655	$13,605	$—	$6,017,260

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in-kind); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2011, the Fund held rights and warrants as a result of corporate actions. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.
At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$13,605	$—	$13,605

Total	$—	$—	$—	$13,605	$—	$13,605

The derivative financial instruments outstanding as of period end (as disclosed in the Schedule of Investments) serve as an indicator of the volume of derivative activity for the Fund during the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Treasury Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Par Value ($)/Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 100.0%

	U.S. Government — 100.0%
5,700,000	U.S. Treasury Bill, 0.02%, due 06/09/11(a)	5,699,974
107,560,000	U.S. Treasury Bill, 0.02%, due 06/16/11(a)	107,559,059
39,380,000	U.S. Treasury Bill, 0.03%, due 06/23/11(a)	39,379,256
54,625,000	U.S. Treasury Bill, 0.06%, due 06/30/11(a)	54,622,232
745,740,000	U.S. Treasury Bill, 0.09%, due 07/07/11(a)	745,670,787
370,150,000	U.S. Treasury Bill, 0.08%, due 07/14/11(a)	370,113,148
151,000,000	U.S. Treasury Bill, 0.09%, due 07/21/11(a)	150,980,886
519,070,000	U.S. Treasury Bill, 0.06%, due 07/28/11(a)	519,018,743
1,750,000	U.S. Treasury Bill, 0.07%, due 08/04/11(a)	1,749,892
53,400,000	U.S. Treasury Note, 1.00%, due 07/31/11	53,481,328

	Total U.S. Government	2,048,275,305

	Money Market Funds — 0.0%
47,252	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	47,252

	TOTAL SHORT-TERM INVESTMENTS (COST $2,048,327,186)	2,048,322,557

	TOTAL INVESTMENTS — 100.0% (Cost $2,048,327,185)	2,048,322,557

	Other Assets and Liabilities (net) — 0.00%	87,947

	TOTAL NET ASSETS — 100.0%	$2,048,410,504

Notes to Schedule of Investments:

(a)	Rate shown represents yield-to-maturity.
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 2,048,327,185	$107	$(4,735)	$(4,628)

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. U.S. Treasury Bills having sixty days or less to final maturity were valued using amortized cost.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Short-Term Investments	$1,797,144	$2,046,525,413	$—	$2,048,322,557

Total Investments	1,797,144	2,046,525,413	—	2,048,322,557

Total	$1,797,144	$2,046,525,413	$—	$2,048,322,557

At May 31, 2011, the Fund’s investments in U.S. Treasury Bills having sixty days or less to final maturity were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, as the value is not obtained from a quoted price in an active market. Securities valued at amortized cost are considered to be valued using Level 2.

For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.

The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s U.S. Treasury and other fixed income securities will decline during periods of rising interest rates, and yields on the Fund’s securities may equal or approach zero under some market conditions.

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to a repurchase agreement, or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

• Focused Investment Risk — Focusing investments in a particular type of security (e.g., Direct U.S. Treasury Obligations) creates additional risk.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

Other principal risks of an investment in the Fund include Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

Derivative financial instruments

At May 31, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
2,544,159	GMO Emerging Markets Fund, Class VI	38,874,750
1,330,070	GMO Flexible Equities Fund, Class VI	24,539,792
12,955,669	GMO International Growth Equity Fund, Class IV	323,632,620
13,384,538	GMO International Intrinsic Value Fund, Class IV	316,142,781
21,215,601	GMO Quality Fund, Class VI	463,348,730
9,197,749	GMO U.S. Core Equity Fund, Class VI	114,695,935

	TOTAL MUTUAL FUNDS (COST $1,167,706,851)	1,281,234,608

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
44,697	State Street Eurodollar Time Deposit, 0.01%, due 06/01/11	44,697

	TOTAL SHORT-TERM INVESTMENTS (COST $44,697)	44,697

	TOTAL INVESTMENTS — 100.0%
	(Cost $1,167,751,548)	1,281,279,305

	Other Assets and Liabilities (net) — (0.0%)	(63,544)

	TOTAL NET ASSETS — 100.0%	$1,281,215,761

As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,278,914,973	$2,364,332	$—	$2,364,332
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Emerging Markets Fund, Class VI	$36,098,808	$585,000	$—	$—	$—	$38,874,750
GMO Flexible Equities Fund, Class VI	13,135,642	12,206,473	—	—	—	24,539,792
GMO International Growth Equity Fund, Class IV	308,748,264	3,900,000	3,296,295	—	—	323,632,620
GMO International Intrinsic Value Fund, Class IV	308,871,163	6,275,000	3,296,295	—	—	316,142,781
GMO Quality Fund, Class VI	438,782,086	11,433,548	8,351,384	2,383,548	—	463,348,730
GMO U.S. Core Equity Fund, Class VI	109,432,403	2,137,023	1,500,000	737,023	—	114,695,935

Totals	$1,215,068,366	$36,537,044	$16,443,974	$3,120,571	$—	$1,281,234,608

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 0.1% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the time of the closing of the NYSE due to time zone differences (including the fair value of equity securities that underlie futures and derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. As of May 31, 2011, the table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service.

Security Type*	Percentage of Net Assets of the Fund
Equity Securities	54.8%
Futures Contracts	0.1%
Swap Agreements	0.0%^

*	These securities listed on foreign exchanges (including the fair value of equity securities that underlie futures and derivatives) are classified as being valued using Level 2 inputs in the table below or in the disclosures in the underlying funds.

^	Rounds to 0.0%.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$1,281,234,608	$—	$—	$1,281,234,608
Short-Term Investments	44,697	—	—	44,697

Total Investments	1,281,279,305	—	—	1,281,279,305

Total	$1,281,279,305	$—	$—	$1,281,279,305

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities and derivative financial instruments using Level 3 inputs were 0.1% and 0.0% of total net assets, respectively.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either May 31, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
Other principal risks of an investment in the Fund include Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Derivative financial instruments
At May 31, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
May 31, 2011 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 87.2%

	Asset-Backed Securities — 36.0%
	Auto Financing — 4.3%
1,945,696	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.60%, due 02/18/14	1,947,466
9,000,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.85%, due 08/15/13	9,083,970
4,685,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	4,765,114
905,660	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.58%, due 07/15/12	906,240
11,790,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.45%, due 06/15/13	11,787,324
6,976,672	Merrill Auto Trust Securitization, Series 08-1, Class A4B, 1 mo. LIBOR + 2.20%, 2.40%, due 04/15/15	7,036,671
1,312,837	Merrill Auto Trust Securitization, Series 07-1, Class A4, 1 mo. LIBOR + .06%, 0.26%, due 12/15/13	1,312,180

	Total Auto Financing	36,838,965

	Business Loans — 1.8%
1,335,138	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.56%, due 01/25/35	1,181,597
1,964,120	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.58%, due 01/25/36	1,502,552
9,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.49%, due 12/25/37	7,515,000
1,294,548	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.44%, due 11/15/33	1,152,147
1,627,563	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.44%, due 02/25/30	1,399,704
1,074,340	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.44%, due 09/25/30	934,676
1,791,548	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.04%, due 10/25/37	1,558,647

	Total Business Loans	15,244,323

	CMBS — 4.0%
4,143,874	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.32%, due 07/15/44	4,102,435
11,500,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.33%, due 12/15/20	10,350,000
1,830,423	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	1,830,423
3,175,927	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.51%, due 03/10/44	3,175,927
3,700,163	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	3,706,084
3,765,743	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.82%, due 05/12/39	3,764,613
2,194,351	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.86%, due 10/15/42	2,297,617
5,301,514	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.29%, due 09/15/21	5,171,627

	Total CMBS	34,398,726

	CMBS Collateralized Debt Obligations — 1.0%
6,777,455	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.06%, due 11/23/52	67,774
3,177,791	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.51%, due 08/26/30	2,957,253
6,447,008	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.52%, due 05/25/46	5,318,782

	Total CMBS Collateralized Debt Obligations	8,343,809

	Corporate Collateralized Debt Obligations — 0.5%
4,800,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.60%, due 06/20/13	4,634,400

	Credit Cards — 3.1%
7,100,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.20%, due 09/15/14	7,157,013
4,500,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.41%, due 06/16/14	4,500,315
7,700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.45%, due 09/15/17	7,722,484
3,900,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.29%, due 06/16/15	3,894,516
2,700,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.23%, due 01/16/14	2,699,730
900,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.33%, due 02/15/17	889,524

	Total Credit Cards	26,863,582

	Insured Auto Financing — 3.2%
1,137,922	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.25%, due 10/06/13	1,133,598
1,705,318	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.01%, due 06/06/14	1,704,208
4,366,812	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.71%, due 03/08/16	4,348,472
3,807,190	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.22%, due 11/15/13	3,786,250
5,009,604	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.85%, due 10/15/14	5,004,945
11,000,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.40%, due 07/14/14	11,087,230

	Total Insured Auto Financing	27,064,703

	Insured Other — 0.9%
2,839,935	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.40%, due 09/15/41	2,530,981
2,212,400	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.40%, due 12/15/41	1,981,135
2,288,760	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.55%, due 01/05/14	1,922,558
9,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	843,824

	Total Insured Other	7,278,498

	Insured Residential Asset-Backed Securities (United States)♦ — 0.8%
7,458,244	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.40%, due 07/25/34	6,451,381

	Insured Residential Mortgage-Backed Securities (United States) — 0.1%
977,416	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.38%, due 11/25/35	722,701

	Insured Time Share — 0.3%
315,577	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.35%, due 05/20/18	311,079
2,603,392	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.20%, due 09/20/19	2,511,604

	Total Insured Time Share	2,822,683

	Insured Transportation — 0.4%
3,954,850	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.38%, due 08/18/21	3,727,446

	Residential Asset-Backed Securities (United States)♦ — 10.3%
4,305	ACE Securities Corp., Series 05-SD1, Class A1, 1 mo. LIBOR + .40%, 0.59%, due 11/25/50	4,160
9,400,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.37%, due 10/25/36	2,784,750
1,787,537	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.29%, due 07/25/36	1,522,088
11,802,518	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.35%, due 05/25/36	7,229,042
701,155	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.28%, due 06/25/36	645,062
767,240	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.51%, due 09/25/35	146,735
1,864,748	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.29%, due 06/25/36	279,712
2,027,452	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.36%, due 06/25/36	238,226
1,117,211	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.31%, due 09/25/36	268,131
4,313,255	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.36%, due 12/25/36	296,105
1,422,685	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.26%, due 11/25/36	839,384
9,930,267	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.34%, due 07/25/36	4,270,015
5,666,466	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.30%, due 09/25/36	2,039,928
1,858,324	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.38%, due 03/25/36	720,101
2,025,238	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.34%, due 06/25/36	749,655
210,090	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.30%, due 10/25/36	208,703
2,700,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.34%, due 10/25/36	1,841,940
4,587,146	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.41%, due 05/25/37	3,807,331
3,633,320	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.19%, due 02/28/40	2,194,162
2,567,050	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.30%, due 11/25/36	2,160,686
5,400,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.39%, due 11/25/36	1,142,640
961,988	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.35%, due 02/25/37	225,201
1,979,479	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.35%, due 06/25/36	1,831,018
2,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.35%, due 12/25/36	978,250
6,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.34%, due 11/25/36	5,214,000
8,112,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.33%, due 02/25/37	6,570,720
502,696	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.27%, due 03/25/37	496,412
4,400,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.35%, due 08/25/36	1,716,000
1,048,251	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.51%, due 01/20/35	943,426
400,157	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.49%, due 01/20/35	365,394
6,419,877	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.31%, due 12/25/36	2,495,406
269,845	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.44%, due 10/25/35	258,377
3,661,864	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.34%, due 03/25/36	2,050,644
2,700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.34%, due 06/25/36	1,015,875
5,715,488	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.34%, due 08/25/36	2,014,709

3,100,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.35%, due 10/25/36	1,154,750
1,232,776	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.35%, due 03/25/36	153,172
2,431,204	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.47%, due 01/25/47	1,744,875
2,280,817	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.34%, due 11/25/36	720,738
8,800,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.36%, due 09/25/36	7,016,625
9,100,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.34%, due 07/25/36	4,373,687
1,571,005	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.45%, due 12/25/35	996,645
3,792,971	Saxon Asset Securities Trust, Series 06-3, Class A2, 1 mo. LIBOR + .11%, 0.30%, due 10/25/46	3,527,463
9,100,000	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.35%, due 07/25/36	3,185,000
475,524	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.48%, due 10/25/36	456,503
333,337	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.45%, due 10/25/35	321,737
1,569,137	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.31%, due 01/25/37	1,520,347
3,600,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.34%, due 06/25/37	1,674,720
1,563,181	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.39%, due 01/25/36	1,203,649
541,391	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.48%, due 11/25/35	443,941

	Total Residential Asset-Backed Securities (United States)	88,057,840

	Residential Mortgage-Backed Securities (Australian) — 1.3%
1,739,446	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.33%, due 07/20/38	1,696,798
4,299,408	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.71%, due 03/14/36	3,995,010
1,868,520	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.71%, due 12/08/36	1,742,395
1,079,812	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.35%, due 05/10/36	1,044,481
2,733,030	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.33%, due 02/21/38	2,621,249

	Total Residential Mortgage-Backed Securities (Australian)	11,099,933

	Residential Mortgage-Backed Securities (European) — 3.4%
7,030,017	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.42%, due 09/20/66	6,095,376
4,436,325	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.38%, due 01/13/39	4,081,419
2,870,140	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .04%, 0.24%, due 12/20/54	2,739,549
4,576,659	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.37%, due 12/10/43	4,176,202
2,797,630	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.37%, due 11/15/38	2,315,039
2,542,898	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.41%, due 09/15/39	2,102,722
2,700,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.39%, due 07/15/33	2,650,698
4,500,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.36%, due 10/15/33	4,476,150

	Total Residential Mortgage-Backed Securities (European)	28,637,155

	Student Loans — 0.6%
596,066	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.28%, due 01/25/23	595,529
3,100,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.52%, due 01/25/24	3,100,000
1,038,521	National Collegiate Student Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .15%, 0.34%, due 02/25/26	1,035,925

	220,720	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.33%, due 08/25/23	217,078

		Total Student Loans	4,948,532

		Total Asset-Backed Securities	307,134,677

		Foreign Government Obligations — 5.0%
GBP	25,000,000	U.K. Treasury Bond, 4.25%, due 12/07/46(a)	42,486,219

		U.S. Government — 46.1%
	121,925,783	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(b)(c)	125,707,432
	150,000,000	U.S. Treasury Note, 1.38%, due 01/15/13(c)	152,478,450
	65,000,000	U.S. Treasury Strip Coupon, due 05/15/22	44,087,875
	105,000,000	U.S. Treasury Strip Coupon, due 08/15/22	70,234,290

		Total U.S. Government	392,508,047

		U.S. Government Agency — 0.1%
	800,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	832,920

		TOTAL DEBT OBLIGATIONS (COST $825,562,241)	742,961,863

Principal Amount/
Contracts		Description	Value ($)

		OPTIONS PURCHASED — 1.6%

		Currency Options — 0.1%
EUR	3,000,000	EUR Call/CHF Put, Expires 06/16/15, Strike 1.56%, (OTC) (CP — JPMorgan Chase Bank, N.A.)	675,247

		Options on Interest Rate Swaps — 1.5%
USD	64,000,000	Swaption Straddle, Expires 04/10/18, Strike TBD, (OTC) (CP — Morgan Stanley Capital Services, Inc.) (d)	4,431,872
USD	64,000,000	Swaption Straddle, Expires 04/23/18, Strike TBD, (OTC) (CP — Morgan Stanley Capital Services, Inc.) (e)	4,417,920
USD	64,000,000	Swaption Straddle, Expires 05/01/18, Strike TBD, (OTC) (CP — Morgan Stanley Capital Services, Inc.) (f)	4,404,672

		Total Options on Interest Rate Swaps	13,254,464

		TOTAL OPTIONS PURCHASED (COST $10,543,550)	13,929,711

Shares/Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 20.0%

		Money Market Funds — 4.6%
	38,757,384	State Street Institutional Liquid Reserves Fund-Institutional Class	38,757,384

		U.S. Government — 15.4%
USD	45,500,000	U.S. Treasury Bill, 0.06%, due 06/16/11(g)	45,498,802
USD	45,000,000	U.S. Treasury Bill, 0.08%, due 07/07/11(g)	44,996,175
USD	10,000,000	U.S. Treasury Bill, 0.07%, due 07/14/11(g)	9,999,224
USD	31,000,000	U.S. Treasury Bill, 0.05%, due 07/21/11(g)	30,997,804

		Total U.S. Government	131,492,005

		TOTAL SHORT-TERM INVESTMENTS (COST $170,249,389)	170,249,389

TOTAL INVESTMENTS — 108.8% (Cost $1,006,355,180)	927,140,963

Other Assets and Liabilities (net) — (8.8%)	(75,277,948)

TOTAL NET ASSETS — 100.0%	$851,863,015

A summary of outstanding financial instruments at May 31, 2011 is as follows:
Reverse Repurchase Agreements

Face Value	Description	Market Value
GBP 25,602,500	Barclays Bank PLC, 0.56%, dated 05/13/11, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 06/16/11.	$(42,126,477)

		$(42,126,477)

Average balance outstanding	$(40,057,454)
Average interest rate	0.57%
Maximum balance outstanding	$(41,454,288)
Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
12,960	Euro Dollar 90 Day	December 2011	$3,227,040,000	$7,259,285

Sales
6,770	Euro Dollar 90 Day	March 2012	$1,684,206,750	$(24,608,358)
3,400	Euro Dollar 90 Day	June 2012	844,560,000	(1,752,700)
6,190	Euro Dollar 90 Day	December 2012	1,530,322,750	(10,097,822)

			$4,059,089,500	$(36,458,880)

Written Options
A summary of open written option contracts for the Fund at May 31, 2011 is as follows:

Principal	Expiration
Amount	Date	Description	Premiums	Market Value
Call 3,000,000	6/14/2013 EUR	EUR Call/CHF Put, Strike 1.56%	$(1,097,998)	$(386,804)

			$(1,097,998)	$(386,804)

Swap Agreements
Credit Default Swaps

								Maximum Potential
						Implied		Amount of Future
Notional		Expiration		Receive	Annual	Credit	Deliverable	Payments by the Fund		Market
Amount		Date	Counterparty	(Pay)^	Premium	Spread (1)	on Default	Under the Contract (2)		Value
96,449,886	USD	12/20/2012	Morgan Stanley Capital Services Inc.	Receive	0.71%	0.04%	Reference security within CDX index	96,449,886	USD	$1,153,204
250,769,703	USD	12/20/2012	Morgan Stanley Capital Services Inc.	Receive	0.71%	0.04%	Reference security within CDX Index	250,769,703	USD	2,998,332
100,000,000	USD	12/20/2012	Morgan Stanley Capital Services Inc.	(Pay)	1.20%	0.09%	Reference security within CDX Index	N/A		(1,988,458)
50,000,000	USD	12/20/2012	Morgan Stanley Capital Services Inc.	(Pay)	1.93%	0.21%	Reference security within CDX index	N/A		(1,542,134)
7,000,000	USD	3/20/2013	Morgan Stanley Capital Services Inc.	Receive	0.25%	0.67%	MS Synthetic 2006-1	7,000,000	USD	(50,504)

										$570,440

Premiums to (Pay) Receive										$—

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
31,000,000	GBP	6/15/2013	Barclays Bank PLC	Receive	2.50%	6 Month GBP LIBOR	$935,797

915,000,000	SEK	6/15/2013	Barclays Bank PLC	Receive	3.25%	3 Month SEK STIBOR	412,701
78,500,000	AUD	6/15/2013	Citibank N.A.	Receive	5.50%	3 Month AUD BBSW	625,521
22,700,000,000	JPY	6/15/2013	Citibank N.A.	(Pay)	0.50%	6 Month JPY LIBOR	(703,850)
1,125,000,000	SEK	6/15/2013	Citibank N.A.	Receive	3.25%	3 Month SEK STIBOR	507,420
129,000,000	CHF	6/15/2013	Credit Suisse International	Receive	1.00%	6 Month CHF LIBOR	945,127
915,000,000	SEK	6/15/2013	Credit Suisse International	Receive	3.25%	3 Month SEK STIBOR	412,701
64,000,000	USD	6/15/2013	Credit Suisse International	(Pay)	1.50%	3 Month USD LIBOR	(1,046,825)
64,000,000	USD	6/15/2013	Deutsche Bank AG	(Pay)	1.50%	3 Month USD LIBOR	(1,046,825)
37,000,000	CAD	6/15/2013	Goldman Sachs International	Receive	2.50%	3 Month CAD BA’s	541,038
69,000,000	CAD	6/15/2013	JPMorgan Chase Bank, N.A.	(Pay)	2.50%	3 Month CAD BA’s	(1,008,963)
77,000,000	AUD	6/15/2013	Merrill Lynch Capital Services	Receive	5.50%	3 Month AUD BBSW	631,796
100,000,000	CHF	6/15/2013	Merrill Lynch Capital Services	Receive	1.00%	6 Month CHF LIBOR	732,656
78,000,000	EUR	6/15/2013	Merrill Lynch Capital Services	Receive	2.50%	6 Month EUR LIBOR	698,397
109,000,000	GBP	6/15/2013	Merrill Lynch Capital Services	(Pay)	2.50%	6 Month GBP LIBOR	(3,290,384)
35,900,000,000	JPY	6/15/2013	Merrill Lynch Capital Services	(Pay)	0.50%	6 Month JPY LIBOR	(1,113,137)
182,000,000	SEK	6/15/2013	Merrill Lynch Capital Services	(Pay)	3.25%	3 Month SEK STIBOR	(82,089)
907,000,000	USD	8/19/2013	JPMorgan Chase Bank N.A.	(Pay)	0.95%	3 Month USD LIBOR	(2,929,603)
900,000,000	USD	8/24/2013	Barclays Bank PLC	(Pay)	0.95%	3 Month USD LIBOR	(2,754,852)
378,000,000	USD	8/19/2016	JPMorgan Chase Bank N.A.	Receive	2.26%	3 Month USD LIBOR	3,340,620
378,000,000	USD	8/24/2016	Barclays Bank PLC	Receive	2.26%	3 Month USD LIBOR	3,156,292
7,000,000	GBP	6/15/2021	Barclays Bank PLC	(Pay)	4.25%	6 Month GBP LIBOR	(782,427)
213,000,000	SEK	6/15/2021	Barclays Bank PLC	(Pay)	4.00%	3 Month SEK STIBOR	(1,175,754)
20,000,000	AUD	6/15/2021	Citibank N.A.	(Pay)	6.25%	6 Month AUD BBSW	(773,550)
4,800,000,000	JPY	6/15/2021	Citibank N.A.	Receive	1.50%	6 Month JPY LIBOR	1,635,602
263,000,000	SEK	6/15/2021	Citibank N.A.	(Pay)	4.00%	3 Month SEK STIBOR	(1,451,752)
29,000,000	CHF	6/15/2021	Credit Suisse International	(Pay)	2.50%	6 Month CHF LIBOR	(1,034,248)
213,000,000	SEK	6/15/2021	Credit Suisse International	(Pay)	4.00%	3 Month SEK STIBOR	(1,175,754)
15,000,000	USD	6/15/2021	Credit Suisse International	Receive	4.00%	3 Month USD LIBOR	1,104,281
14,000,000	USD	6/15/2021	Deutsche Bank AG	Receive	4.00%	3 Month USD LIBOR	1,030,662

8,500,000	CAD	6/15/2021	Goldman Sachs International	(Pay)	4.00%	3 Month CAD BA’s	(494,309)
16,000,000	CAD	6/15/2021	JPMorgan Chase Bank, N.A.	Receive	4.00%	3 Month CAD BA’s	930,464
21,000,000	AUD	6/15/2021	Merrill Lynch Capital Services	(Pay)	6.25%	6 Month AUD BBSW	(812,228)
21,000,000	CHF	6/15/2021	Merrill Lynch Capital Services	(Pay)	2.50%	6 Month CHF LIBOR	(748,938)
18,000,000	EUR	6/15/2021	Merrill Lynch Capital Services	(Pay)	3.75%	6 Month EUR LIBOR	(872,594)
26,000,000	GBP	6/15/2021	Merrill Lynch Capital Services	Receive	4.25%	6 Month GBP LIBOR	2,906,157
7,700,000,000	JPY	6/15/2021	Merrill Lynch Capital Services	Receive	1.50%	6 Month JPY LIBOR	2,623,778
43,000,000	SEK	6/15/2021	Merrill Lynch Capital Services	Receive	4.00%	3 Month SEK STIBOR	237,359
65,000,000	USD	5/15/2022	JPMorgan Chase Bank, N.A.	(Pay)	0.00%	3 Month USD LIBOR	(8,541,516)
105,000,000	USD	8/15/2022	JPMorgan Chase Bank, N.A.	(Pay)	0.00%	3 Month USD LIBOR	(13,487,242)
25,000,000	GBP	12/7/2046	Merrill Lynch Capital Services	(Pay)	4.36%	6 month GBP LIBOR	(3,568,663)

							$(25,487,134)

Premiums to (Pay) Receive							$1,693,764

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
As of May 31, 2011, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
BBSW — Bank Bill Swap Reference Rate
CAD BA — Canadian Bankers Acceptance Rate
CDO — Collateralized Debt Obligation
CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.
CMBS — Commercial Mortgage Backed Security
CP — Counterparty
EUR LIBOR — London Interbank Offered Rate denominated in Euros.
FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA — Insured as to the payment of principal and interest by Financial Security Assurance.
GBP LIBOR — London Interbank Offered Rate denominated in British Pounds.
JPY LIBOR — London Interbank Offered Rate denominated in Japanese Yen
LIBOR — London Interbank Offered Rate
MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.
OTC — Over-the-Counter
SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.
USD LIBOR — London Interbank Offered Rate denominated in United States Dollars.
XL — Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at May 31, 2011, which are subject to change based on the terms of the security.

♦	These securities are primarily backed by subprime mortgages.

(a)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(d)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 64,000,000 USD in which it will pay 3 month USD LIBOR and will receive a rate to be determined, maturing on April 12, 2023.

(e)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 64,000,000 USD in which it will pay 3 month USD LIBOR and will receive a rate to be determined, maturing on April 25, 2023.

(f)	Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 64,000,000 USD in which it will pay 3 month USD LIBOR and will receive a rate to be determined, maturing on May 3, 2023.

(g)	Rate shown represents yield-to-maturity.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
SEK — Swedish Krona
USD — United States Dollar
As of May 31, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,006,355,180	$21,494,391	$(100,708,608)	$(79,214,217)

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realize upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended May 31, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of May 31, 2011, the total value of securities held for which no alternative pricing source was available represented 4.1% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value certain credit default swaps.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using indicative quotes or market values received from primary pricing sources. The Fund used non-conventional models to value certain derivative contracts. The Fund also used third party valuation services to value certain credit default swaps using unobservable inputs.

     The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of May 31, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$48,752,135	$258,382,542	$307,134,677
Foreign Government Obligations	—	42,486,219	—	42,486,219
U.S. Government	152,478,450	240,029,597	—	392,508,047
U.S. Government Agency	—	832,920	—	832,920

TOTAL DEBT OBLIGATIONS	152,478,450	332,100,871	258,382,542	742,961,863

Options Purchased	—	675,247	13,254,464	13,929,711
Short-Term Investments	38,757,384	131,492,005	—	170,249,389

Total Investments	191,235,834	464,268,123	271,637,006	927,140,963

Derivatives*
Futures Contracts
Interest Rate Risk	7,259,285	—	—	7,259,285
Swap Agreements
Credit Risk	—	4,151,536	—	4,151,536
Interest Rate Risk	—	23,408,369	—	23,408,369

Total	$198,495,119	$491,828,028	$271,637,006	$961,960,153

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Futures Contracts
Interest Rate Risk	$(36,458,880)	$—	$—	$(36,458,880)
Swap Agreements
Credit Risk	—	(3,530,592)	(50,504)	(3,581,096)
Interest Rate Risk	—	(48,895,503)	—	(48,895,503)
Written Options
Foreign Currency Risk	—	(386,804)	—	(386,804)

Total	$(36,458,880)	$(52,812,899)	$(50,504)	$(89,322,283)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The aggregate net values of the Fund’s direct investments in securities and other financial instruments using Level 3 inputs were 31.9% and (0.1)% of total net assets, respectively.
For the period ended May 31, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
						Change in				from
	Balances as			Accrued	Total	Unrealized	Transfer	Transfer	Balances as	Investments
	of February			Discounts/	Realized	Appreciation	into	out of	of May 31,	Still Held as
	28, 2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	level 3 *	level 3 *	2011	May 31, 2011
Debt Obligations
Asset-Backed Securities	$293,962,357	$—	$(33,884,971)	$5,905	$(92,396)	$(1,608,252)	$—	$—	$258,382,643	$(1,608,252)
Purchased Options	12,123,200	—	—	—	—	1,131,264	—	—	13,254,464	1,131,264
Swap Agreements	(57,502)		(4,424)		4,424	6,998		—	(50,504)	6,998

Total	$306,028,055	$—	$(33,889,395)	$5,905	$(87,972)	$(469,990)	$—	$—	$271,586,603	$(469,990)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of May 31, 2011, the Fund had received $42,116,094 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $42,486,219. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans).
Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities, which may adversely affect the value of the Fund’s foreign investments); Currency Risk (risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations).
A significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2011, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2011, the Fund used purchased option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended May 31, 2011, the Fund used written option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended May 31, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number of
	Amount of	of Futures		Amount of	Futures
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	$—	—	$—	(503,000,000)	—	$(1,797,998)
Options written	—	—	—	—	—	—
Options bought back	—	—	—	—	—	—
Options expired	—	—	—	500,000,000	—	700,000

Outstanding, end of period	$—	—	$—	(3,000,000)	—	$(1,097,998)

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated

terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2011, the Fund used swap agreements to hedge against default risk, to adjust exposure to certain interest rates, and to achieve exposure to a reference entity’s credit. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2011, the aggregate fair value of derivative instruments by risk exposure was as follows:
Fair Values of Derivative Instruments as of May 31, 2011

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options, rights and warrants)	$13,254,464	$675,247	$—	$—	$—	$13,929,711
Unrealized appreciation on futures contracts*	7,259,285	—	—	—	—	7,259,285
Unrealized appreciation on swap agreements	23,408,369	—	4,151,536	—	—	27,559,905

Total	$43,922,118	$675,247	$4,151,536	$—	$—	$48,748,901

Liabilities:
Written options outstanding	$—	$(386,804)	$—	$—	$—	$(386,804)
Unrealized depreciation on futures contracts*	(36,458,880)	—	—	—	—	(36,458,880)
Unrealized depreciation on swap agreements	(48,895,503)	—	(3,581,096)	—	—	(52,476,599)

Total	$(85,354,383)	$(386,804)	$(3,581,096)	$—	$—	$(89,322,283)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (futures contracts), notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the period ended May 31, 2011:

	Futures	Swap
	Contracts	Agreements	Options
Average amount outstanding	$6,998,273,958	$6,874,093,822	$500,674,897

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

Item 2. Controls and Procedures.
(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX- 99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GMO Trust

By (Signature and Title):
/s/ J.B. Kittredge J.B. Kittredge, Chief Executive Officer

Date: July 26, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):
/s/ J.B. Kittredge J.B. Kittredge, Principal Executive Officer

Date: July 26, 2011

By (Signature and Title):
/s/ Sheppard N. Burnett Sheppard N. Burnett, Principal Financial Officer

Date: July 26, 2011